UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2014

Date of reporting period: August 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Global Core Bond

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

Volatility Management

August 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 23, 2014

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2014.

The tables on pages 20-31 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2014, compared to their respective benchmarks. Additional performance can be found on pages 32-35.

Market Review

Global equity markets rose strongly during the 12-month period ended August 31, 2014, helped by accommodative global central bank policies, continued positive earnings and ample global liquidity. Volatility returned in the early months of 2014, as investors adjusted to the U.S. Federal Reserve’s (the “Fed”) tapering as well as a rise in geopolitical concerns.

U.S. large-capitalization stocks led markets, as market leadership moved toward safer dividend yield stocks, although generally all regions posted double-digit returns. Globally, sector returns were also positive, with the technology sector posting the best returns and consumer staples lagging. Most fixed-income sectors rose, helped by the Fed’s continued accommodative monetary stance and the general decline in yields globally. Non-government sectors, led by corporates, outperformed government sectors. Taxable bonds outperformed municipals.

The Portfolios are well-positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Real assets continue to hold exposures to assets that do relatively well in periods of rising inflation, in the Multi-Asset Team’s view. Meanwhile, the Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities (“CMBS”) over U.S. Treasuries.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser. This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended August 31, 2014.

For the 12-month period, security selection drove the outperformance, with strength in the consumer cyclicals, technology and energy sectors. Sector selection was negative. In the six-month period, security selection was also positive, particularly in the consumer cyclicals, technology and capital equipment sectors. Sector selection was negative, which offset some of the gains. For both periods, an overweight in consumer cyclicals hurt returns, as did the Portfolio’s cash positions.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Portfolio’s Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period ended August 31, 2014 and underperformed for the six-month period.

For both periods, the Portfolio’s positioning and stock selection in the health care sector contributed most to returns, as the sector benefited from merger announcements and positive earnings reports. Stock selection in the consumer sectors also contributed. Stock selection in the industrials and financials sectors detracted during the 12-month period, while stock selection in the technology and industrials sectors detracted for the six-month period. An underweight in the energy sector, which rose during both periods, also detracted from performance.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that the Adviser determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk,

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI ex-U.S, for the 12-month period ended August 31, 2014, yet underperformed for the six-month period.

During the 12-month period, security selection drove the outperformance, particularly in the capital equipment, technology and utilities sectors. Sector selection was also positive, owing to overweights in the medical and transportation sectors. In contrast, security selection in consumer cyclicals and telecommunications as well as the implicit currency selection in the Portfolio was negative. During the six-month period, security selection was negative, especially in the capital equipment, finance and consumer cyclicals sectors. Underweights in utilities and consumer staples as well as an overweight in capital equipment was also negative. The Portfolio’s implicit currency selection detracted. Offsetting some of these losses was positive security selection in the technology, utilities and transportation sectors.

The Portfolio utilized derivatives including currency forwards for hedging and investment purposes which detracted from performance during the six-month period and added during the 12-month period; and futures for investment purposes, which added to returns during both periods.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital; and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger-capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-U.S., for the 12-month period ended August 31, 2014, and outperformed for the six-month

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

period. For both periods, stock selection in the industrials and utilities sectors detracted from returns; an overweight in the consumer discretionary sector also detracted. Stock selection in the consumer discretionary and consumer staples sectors contributed to returns during both periods; an underweight to the materials sector also contributed.

The Portfolio utilized derivatives in the form of currency forwards for hedging and investment purposes, which detracted from returns during both periods.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment-grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investor Service (“Moody’s”), or A or BBB (including BBB+ and BBB-) by Standard & Poors or Fitch. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index, for the six- and 12-month periods ended August 31, 2014.

Exposure to non-Treasury holdings contributed positively for both periods, as fixed-income markets were supported by ample global liquidity and a decline in yields. Exposure to investment-grade corporates, CMBS and asset-backed securities, as well as agency and non-agency mortgages, all contributed positively. The Portfolio’s non-U.S. holdings did not impact performance.

During both periods, the Portfolio utilized derivative instruments including Treasury futures and interest rate swaps

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

in order to manage duration and yield curve positioning. For both periods, yield curve positioning did not materially impact relative performance. Currency forwards were also utilized during both periods to hedge out non-dollar currency exposure. Credit default swaps were used for hedging and investment purposes, and cross currency swaps for hedging purposes, which had an immaterial impact during both periods.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non- U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio outperformed its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged), for the six- and 12-month periods ended August 31, 2014.

An overweight to U.S. investment-grade corporates and corporate security selection, particularly within the Portfolio’s bank holdings, contributed positively for both periods. An underweight to U.S. Treasuries, as spread sectors generally outperformed, also contributed. Within country positioning, an underweight to Japan was positive, yet was somewhat offset by an underweight to the euro area, particularly peripheral Europe.

During both periods, the Portfolio utilized derivative instruments, including Treasury futures, in order to manage duration and yield curve positioning. U.S. yield curve positioning, specifically an underweight in longer maturities, had a negative impact on performance

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

for both periods as the yield curve flattened. Currency forwards were also utilized during both periods to hedge non-U.S. dollar currency exposure.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in Treasury inflation-protected securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as CPI swaps and total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio outperformed its benchmark, the Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended August 31, 2014.

During the 12-month period, TIPS yields fell, while experiencing a flattening of the yield curve. As a result, TIPS had solid positive performance across the curve, with longer-maturity TIPS outperforming shorter-maturity TIPS. Non-Treasury sectors have continued to benefit from the Fed’s accommodative monetary policies, low-yield environment and continued ample global liquidity. For both periods, exposure to non-Treasury sectors including investment-grade corporates (financials), high-yield corporates and CMBS continued to contribute positively, relative to the benchmark.

The Portfolio utilized derivatives including currency forwards for establishing currency positions, which had an immaterial impact on performance

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

during both periods. Interest rate swaps and Treasury futures were utilized during both periods to manage duration and yield curve positioning. Overall duration and yield curve positioning had an immaterial impact for the six-month period, and contributed to returns for the 12-month period. Also in the 12-month period, duration exposure to nominal securities detracted. Credit default swaps and inflation swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods. The Portfolio also utilized leverage through reverse repurchase agreements.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as “junk bonds.” The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Barclays U.S. High Yield 2% Issuer Capped Index, for the six- and 12-month periods ended August 31, 2014.

For both periods, security selection was the primary driver of performance; positive selection in the Portfolio’s consumer non-cyclicals sector was a notable contributor. An overweight to banks and exposure to non-agency mortgages was also additive for both periods. Selection in basics, capital goods, communications, technology and airline holdings all contributed for the 12-month period; a modest allocation to cash and Treasuries detracted.

During both periods, the Portfolio utilized derivatives including futures and interest rate swaps to manage overall interest rate risk. Currency forwards and written swaptions were used for hedging and investment purposes, which contributed to returns for both periods; purchased options and credit default swaps for hedging and investment purposes detracted for both periods. Written options were used for hedging and investment purposes, and total return swaps were used for investment purposes, which had an immaterial impact for the 12-month period. Dividend swaps, used for investment purposes, had an immaterial impact for both

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

periods. The Portfolio also utilized leverage through reverse repurchase agreements.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended August 31, 2014.

For the 12-month period, security selection was the main source of outperformance, particularly in the technology, financial and consumer growth sectors. Sector selection also added to relative returns, owing to overweights in consumer cyclicals and the housing related sectors, as well as an underweight in financials. In contrast, security selection in consumer cyclicals and consumer staples was weak. For the six-month period, security selection again drove the outperformance, particularly in the technology, consumer growth and financial sectors. Sector selection was negative, owing to overweights in the housing-related sector and technology, and as well as an underweight in utilities.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

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Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, small- and mid-capitalization companies are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended August 31, 2014.

Small/mid-capitalization stocks posted strong returns for the 12-month period, although a sharp growth reversal during the six-month period caused these stocks to struggle. The market’s aggressive rotation from higher-momentum, higher-valuation stocks into more reasonably-valued laggards was a main driver of the Portfolio’s underperformance during the six-month period. However, the Small/Mid Cap Growth Investment

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Team (the “Team”) believes that fundamentals for the Portfolio’s holdings remain strongly attractive. In the Team’s view, the Portfolio remains well-balanced, containing companies with high-growth opportunities as well as more traditional quality growth names with more reasonable valuation support.

For the 12-month period, stock selection in the consumer/commercial services sector was the largest detractor from returns, while holdings in the financial sector contributed. For the six-month period, technology holdings, particularly in the software space, detracted from returns, as did holdings in the consumer/commercial services sector. Stock selection in the industrials sector somewhat offset these losses.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed- income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The Portfolio underperformed its benchmark, the MSCI AC World Commodity Producers Index, for the six- and 12-month periods ended August 31, 2014.

Underperformance during both periods was driven by strategic exposure to commodity futures. Strategic exposure to global real estate detracted from performance as well, although to a lesser extent. During the 12-month period, asset class allocation in real estate stocks detracted from performance. Security selection in all sleeves (commodity stocks, real estate stocks and commodity futures) and “top down” allocation in commodity stocks added to performance. During the six-month period, security selection in commodity stocks, “top down” allocation in commodity stocks and real estate stocks detracted from performance. Active management in commodity futures and collateral management added to performance.

The Portfolio utilized derivatives in the form of interest rate swaps and total return swaps for hedging and investment purposes, which detracted from returns during both periods; inflation swaps for hedging and investment purposes, which had an immaterial impact during the six-month period and detracted during the 12-month period; currencies and futures for hedging and investment purposes, which added for both periods; and purchased options for hedging purposes during the six-month period, which detracted.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended-style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, real estate investment trusts (“REITs”) and other

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially-linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI, for the six- and 12-month periods ended August 31, 2014.

The Portfolio’s long-term objective is to reduce overall fund volatility and the effects of adverse equity market conditions by reducing equity exposure during periods of high equity market volatility, or when the compensation for equity risk is poor. At such times, the Portfolio will move to underweight stocks relative to the primary benchmark and will seek to diversify across asset classes which are not represented in the benchmark including fixed-income securities and real estate.

The Portfolio was fully allocated to equities over the 12-month period with a relative tilt towards U.S. stocks and real estate securities. While both produced strong positive returns over the period, U.S. equities contributed to performance while an allocation to real estate securities detracted. During both periods, the Portfolio did not invest in any fixed-income assets, which contributed to relative performance. During the six-month period, the Portfolio was fully allocated to growth-sensitive assets. Outperformance was mostly driven by a decision to remain fully allocated to equities over the period, which was marked by strong returns to

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

stocks. Within equities, the Portfolio’s relative overweight to U.S. stocks and emerging-market equities contributed to performance; diversification into real estate securities was also a contributor. During both periods, the Portfolio had modestly higher overall Fund volatility than the benchmark.

Derivatives utilized included forwards, futures and total return swaps for hedging and investment purposes; futures and total return swaps added to performance in both periods, while forwards detracted in both periods.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the U.S. The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The unmanaged MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The unmanaged BofA ML® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The unmanaged Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The unmanaged Barclays U.S. High Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. The unmanaged MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization weighted) is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The unmanaged MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolios’ value approach, may be underperforming the market generally.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Portfolios are subject to management risk because they are actively-managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAVs may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio*	10.64%	26.10%

Russell 1000 Value Index	9.67%	24.43%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2014 by 0.02% and 0.04%, respectively.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio	6.73%	29.19%

Russell 1000 Growth Index	7.17%	26.29%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein International Value Portfolio	2.46%	18.14%

MSCI ACWI ex-U.S.	4.83%	17.75%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein International Growth Portfolio	6.38%	16.89%

MSCI ACWI ex-U.S.	4.83%	17.75%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	0.51%	1.45%

BofA ML 1-3 Year U.S. Treasury Index	0.25%	0.79%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Global Core Bond Portfolio	3.63%	7.05%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	3.58%	6.67%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Core Bond Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	2.91%	5.63%

Barclays 1-10 Year TIPS Index	2.05%	3.74%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Protection Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	3.71%	12.44%

Barclays U.S. High Yield 2% Issuer Capped Index	2.89%	10.57%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio*	7.58%	25.46%

Russell 2500 Value Index	4.98%	22.61%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2014 by 0.00% and 0.04%, respectively.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio*	-3.23%	17.04%

Russell 2500 Growth Index	0.90%	20.25%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2014 by 0.05% and 0.08%, respectively.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

MULTI-ASSET REAL RETURN PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein Multi-Asset Real Return Portfolio	4.68%	11.48%

MSCI AC World Commodity Producers Index	9.14%	17.20%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Multi-Asset Real Return Portfolio (from 5/20/05* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2014 (unaudited)

VOLATILITY MANAGEMENT PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein Volatility Management Portfolio	6.82%	21.69%

MSCI ACWI	6.53%	20.99%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

4/16/10* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Volatility Management Portfolio (from 4/16/10* to 8/31/14) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
NAV/SEC Returns*

AllianceBernstein U.S. Value Portfolio
1 Year	26.10%
5 Years	16.05%
Since Inception†	6.55%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	29.19%
5 Years	16.16%
Since Inception†	8.43%

AllianceBernstein International Value Portfolio
1 Year	18.14%
5 Years	5.48%
Since Inception†	3.95%

AllianceBernstein International Growth Portfolio
1 Year	16.89%
5 Years	5.61%
Since Inception†	2.86%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.45%
5 Years	2.27%
Since Inception†	2.45%

AllianceBernstein Global Core Bond Portfolio
1 Year	7.05%
5 Years	6.17%
Since Inception†	5.67%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	5.63%
5 Years	5.50%
Since Inception†	4.97%

AllianceBernstein High-Yield Portfolio
1 Year	12.44%
5 Years	13.95%
Since Inception†	9.45%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
NAV/SEC Returns*

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	25.46%
5 Years	19.62%
Since Inception†	10.59%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	17.04%
5 Years	22.57%
Since Inception†	13.33%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	11.48%
5 Years	7.62%
Since Inception†	4.54%

AllianceBernstein Volatility Management Portfolio
1 Year	21.69%
Since Inception‡	10.01%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

‡	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns*

AllianceBernstein U.S. Value Portfolio
1 Year	19.56%
5 Years	14.55%
Since Inception†	6.20%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	21.29%
5 Years	14.90%
Since Inception†	8.28%

AllianceBernstein International Value Portfolio
1 Year	5.53%
5 Years	3.43%
Since Inception†	3.42%

AllianceBernstein International Growth Portfolio
1 Year	1.76%
5 Years	2.83%
Since Inception†	2.10%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.20%
5 Years	2.12%
Since Inception†	2.42%

AllianceBernstein Global Core Bond Portfolio
1 Year	5.77%
5 Years	5.67%
Since Inception†	5.56%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	2.47%
5 Years	4.75%
Since Inception†	4.72%

AllianceBernstein High-Yield Portfolio
1 Year	9.00%
5 Years	11.69%
Since Inception†	9.15%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns*

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	11.82%
5 Years	16.41%
Since Inception†	9.75%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	5.98%
5 Years	20.39%
Since Inception†	12.83%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	1.53%
5 Years	5.02%
Since Inception†	3.71%

AllianceBernstein Volatility Management Portfolio
1 Year	11.81%
Since Inception‡	8.96%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

‡	Inception date: 4/16/2010.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$1,106.40	$0.16	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
U.S. Large Cap Growth
Actual	$1,000	$1,067.30	$0.21	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
International Value
Actual	$1,000	$1,024.60	$0.31	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
International Growth
Actual	$1,000	$1,063.80	$0.36	0.07%
Hypothetical**	$1,000	$1,024.85	$0.36	0.07%
Short Duration Bond
Actual	$1,000	$1,005.10	$0.15	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Global Core Bond
Actual	$1,000	$1,036.30	$0.21	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
Bond Inflation Protection
Actual	$1,000	$1,029.10	$0.41	0.08%
Hypothetical**	$1,000	$1,024.80	$0.41	0.08%
High-Yield
Actual	$1,000	$1,037.10	$0.67	0.13%
Hypothetical**	$1,000	$1,024.55	$0.66	0.13%
Small-Mid Cap Value
Actual	$1,000	$1,075.80	$0.37	0.07%
Hypothetical**	$1,000	$1,024.85	$0.36	0.07%
Small-Mid Cap Growth
Actual	$1,000	$967.70	$0.40	0.08%
Hypothetical**	$1,000	$1,024.80	$0.41	0.08%
Multi-Asset Real Return***
Actual	$1,000	$1,046.80	$0.41	0.08%
Hypothetical**	$1,000	$1,024.80	$0.41	0.08%
Volatility Management
Actual	$1,000	$1,068.20	$0.26	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Consolidated (see Note A).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Expense Example

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $538.7

*	All data are as of August 31, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $537.5

*	All data are as of August 31, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $449.9

*	All data are as of August 31, 2014. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.0% or less in the following countries: Australia, Belgium, Greece, Hong Kong, Hungary, India, Israel, Norway, Portugal, Russia, South Africa, Thailand, Turkey and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $447.4

*	All data are as of August 31, 2014. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Canada, Cyprus, Indonesia, Italy, Luxembourg, Mexico, Netherlands, Philippines, Spain, Sri Lanka, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $962.0

*	All data are as of August 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,031.7

*	All data are as of August 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Asset-Backed Securities, Local Governments – Municipal Bonds, and Supranationals.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,031.7

*	All data are as of August 31, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Belgium, Brazil, Chile, Colombia, Denmark, India, Indonesia, Ireland, Malaysia, Morocco, Peru, Qatar, Singapore, South Africa, Supranational, Sweden, Switzerland, Turkey and United Arab Emirates.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $776.4

Total Investments ($mil): $1,071.3

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	100.8%
Non-U.S.	—
Non-Inflation Exposure	(0.8)%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	13.1%
Asset-Backed Securities	10.8%
Commercial Mortgage-Backed Securities	7.4%
Quasi-Sovereigns	1.1%
Mortgage Pass-Throughs	1.0%
Collateralized Mortgage Obligations	0.9%
Emerging Markets – Corporate Bonds	0.3%
Preferred Stocks	0.1%
Governments – Sovereign Agencies	0.1%
Corporates – Non-Investment Grades	(0.7)%

*	All data are as of August 31, 2014. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $776.4

Total Investments ($mil): $1,071.3

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES*

Inflation-Linked Securities	70.4%
Corporates – Investment Grades	11.2%
Asset-Backed Securities	7.8%
Commercial Mortgage-Backed Securities	5.3%
Corporates – Non-Investment Grades	1.7%
Quasi-Sovereigns	0.8%
Mortgage Pass-Through	0.7%
Collateralized Mortgage Obligations	0.7%
Emerging Markets – Corporate Bonds	0.2%
Preferred Stocks	0.1%
Governments – Sovereign Agencies	0.1%
Short-Term	1.0%

*	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $364.9

*	All data are as of August 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Governments – Sovereign Agencies, Options Purchased – Calls, Options Purchased – Puts and Warrants.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $323.1

*	All data are as of August 31, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $322.2

*	All data are as of August 31, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $800.2

*	All data are as of August 31, 2014. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

*	All data are as of August 31, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.9% or less in the following countries: Argentina, Austria, Belgium, Denmark, Finland, Greece, India, Indonesia, Ireland, Israel, Jersey (Channel Islands), Malaysia, Mexico, New Zealand, Norway, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey and United Arab Emirates.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,494.3

TEN LARGEST HOLDINGS†

August 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares Core MSCI Emerging Markets ETF	$110,397,843	7.4%
SPDR S&P 500 ETF Trust	57,507,228	3.8
Vanguard REIT ETF	27,280,815	1.8
Apple, Inc.	20,772,650	1.4
Exxon Mobil Corp.	14,357,349	1.0
Microsoft Corp.	11,474,255	0.8
Google, Inc.	11,042,243	0.7
Johnson & Johnson	9,864,723	0.7
General Electric Co.	8,753,961	0.6
Berkshire Hathaway, Inc. — Class B	8,310,487	0.5
	$279,761,554	18.7%

*	All data are as of August 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary and Ten Largest Holdings

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 27.3%
Banks – 10.6%
Bank of America Corp.	975,000	$15,687,750
Citigroup, Inc.	188,500	9,736,025
Comerica, Inc.	70,970	3,572,630
Fifth Third Bancorp	55,790	1,138,395
JPMorgan Chase & Co.	184,040	10,941,178
PNC Financial Services Group, Inc. (The)	13,700	1,161,075
Regions Financial Corp.	72,360	734,454
Wells Fargo & Co.	277,700	14,284,888

		57,256,395

Capital Markets – 0.4%
State Street Corp.	26,720	1,924,642

Consumer Finance – 3.5%
Capital One Financial Corp.	105,800	8,681,948
Discover Financial Services	100,050	6,240,118
SLM Corp.	463,100	4,103,066

		19,025,132

Diversified Financial Services – 1.9%
Berkshire Hathaway, Inc. – Class B(a)	39,080	5,363,730
Voya Financial, Inc.	125,610	4,910,095

		10,273,825

Insurance – 10.9%
Allstate Corp. (The)	80,360	4,941,336
American Financial Group, Inc./OH	84,140	5,045,876
American International Group, Inc.	183,300	10,275,798
Aon PLC	71,200	6,205,792
Assurant, Inc.	66,370	4,430,197
Chubb Corp. (The)	59,810	5,499,529
Lincoln National Corp.	188,800	10,391,552
PartnerRe Ltd.	56,940	6,359,629
Travelers Cos., Inc. (The)	35,680	3,379,253
Unum Group	16,670	604,621
XL Group PLC	51,050	1,744,889

		58,878,472

		147,358,466

Energy – 14.1%
Energy Equipment & Services – 1.8%
Halliburton Co.	85,530	5,782,683
Nabors Industries Ltd.	142,800	3,885,588

		9,668,271

Oil, Gas & Consumable Fuels – 12.3%
Chesapeake Energy Corp.	37,210	1,012,112

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Chevron Corp.	83,600	$10,822,020
Exxon Mobil Corp.	203,000	20,190,380
Hess Corp.	103,790	10,493,169
Marathon Oil Corp.	36,000	1,500,840
Murphy Oil Corp.	76,300	4,766,461
Occidental Petroleum Corp.	105,010	10,892,687
SM Energy Co.	10,845	965,639
Valero Energy Corp.	107,300	5,809,222

		66,452,530

		76,120,801

Information Technology – 13.7%
Communications Equipment – 2.3%
Brocade Communications Systems, Inc.	486,500	5,132,575
Cisco Systems, Inc.	99,700	2,491,503
Harris Corp.	64,670	4,616,791

		12,240,869

Electronic Equipment, Instruments & Components – 0.5%
Arrow Electronics, Inc.(a)	40,700	2,533,575

IT Services – 1.7%
Booz Allen Hamilton Holding Corp.	54,590	1,210,806
Xerox Corp.	585,970	8,092,246

		9,303,052

Semiconductors & Semiconductor Equipment – 3.4%
Applied Materials, Inc.	216,620	5,005,005
Intel Corp.	266,600	9,309,672
Micron Technology, Inc.(a)	120,200	3,918,520

		18,233,197

Software – 3.3%
Electronic Arts, Inc.(a)	181,700	6,875,528
Microsoft Corp.	245,300	11,143,979

		18,019,507

Technology Hardware, Storage & Peripherals – 2.5%
Hewlett-Packard Co.	349,290	13,273,020

		73,603,220

Consumer Discretionary – 13.1%
Auto Components – 2.1%
Lear Corp.	26,000	2,629,380
Magna International, Inc. (New York) – Class A	27,820	3,156,736
TRW Automotive Holdings Corp.(a)	53,600	5,161,144

		10,947,260

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.5%
Ford Motor Co.	468,600	$8,158,326

Household Durables – 0.8%
PulteGroup, Inc.	232,400	4,466,728

Media – 2.6%
Liberty Global PLC – Series C(a)	129,925	5,447,755
Time Warner, Inc.	47,000	3,620,410
Twenty-First Century Fox, Inc. – Class A	142,300	5,040,266

		14,108,431

Multiline Retail – 2.2%
Dillard’s, Inc. – Class A	22,000	2,515,040
Dollar General Corp.(a)	73,000	4,671,270
Macy’s, Inc.	75,590	4,708,501

		11,894,811

Specialty Retail – 3.9%
Foot Locker, Inc.	94,300	5,291,173
GameStop Corp. – Class A	128,800	5,435,360
Gap, Inc. (The)	59,080	2,726,542
Office Depot, Inc.(a)	907,800	4,647,936
TJX Cos., Inc. (The)	49,000	2,920,890

		21,021,901

		70,597,457

Health Care – 13.0%
Biotechnology – 1.2%
Gilead Sciences, Inc.(a)	56,200	6,045,996
Theravance, Inc.(b)	21,029	495,443

		6,541,439

Health Care Equipment & Supplies – 1.1%
Medtronic, Inc.	95,600	6,104,060

Health Care Providers & Services – 3.7%
Aetna, Inc.	85,108	6,989,920
UnitedHealth Group, Inc.	44,000	3,813,920
WellPoint, Inc.	76,700	8,936,317

		19,740,157

Pharmaceuticals – 7.0%
Johnson & Johnson	135,400	14,045,042
Merck & Co., Inc.	78,390	4,712,023
Pfizer, Inc.	635,940	18,690,277

		37,447,342

		69,832,998

Industrials – 5.2%
Aerospace & Defense – 0.6%
L-3 Communications Holdings, Inc.	4,800	527,760

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Northrop Grumman Corp.	22,940	$2,918,427

		3,446,187

Airlines – 0.6%
Delta Air Lines, Inc.	81,000	3,205,980

Industrial Conglomerates – 1.3%
General Electric Co.	273,500	7,105,530

Machinery – 2.7%
Caterpillar, Inc.	43,500	4,744,545
Dover Corp.	49,800	4,375,926
ITT Corp.	91,000	4,355,260
Parker-Hannifin Corp.	6,700	773,850

		14,249,581

		28,007,278

Utilities – 4.9%
Electric Utilities – 1.5%
Edison International	136,780	8,089,169

Gas Utilities – 1.9%
Atmos Energy Corp.	91,980	4,650,509
UGI Corp.	101,670	5,386,476

		10,036,985

Independent Power Producers & Energy Traders – 0.9%
Calpine Corp.(a)	207,800	4,939,406

Multi-Utilities – 0.6%
CenterPoint Energy, Inc.	141,470	3,514,115

		26,579,675

Telecommunication Services – 2.9%
Diversified Telecommunication Services – 2.1%
AT&T, Inc.	315,970	11,046,311

Wireless Telecommunication Services – 0.8%
Vodafone Group PLC (Sponsored ADR)	129,700	4,453,898

		15,500,209

Consumer Staples – 2.6%
Food & Staples Retailing – 2.0%
CVS Caremark Corp.	65,750	5,223,838
Kroger Co. (The)	115,800	5,903,484

		11,127,322

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.6%
Procter & Gamble Co. (The)	37,400	$3,108,314

		14,235,636

Materials – 2.3%
Chemicals – 2.1%
CF Industries Holdings, Inc.	3,200	824,544
Eastman Chemical Co.	47,200	3,892,584
LyondellBasell Industries NV – Class A	57,520	6,577,412

		11,294,540

Metals & Mining – 0.2%
Alcoa, Inc.	62,500	1,038,125

		12,332,665

Total Common Stocks (cost $393,425,904)		534,168,405

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(c) (cost $6,433,971)	6,433,971	6,433,971

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $399,859,875)		540,602,376

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $494,182)	494,182	494,182

Total Investments – 100.4% (cost $400,354,057)		541,096,558
Other assets less liabilities – (0.4)%		(2,377,471)

Net Assets – 100.0%		$538,719,087

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.2%
Information Technology – 25.3%
Communications Equipment – 1.0%
F5 Networks, Inc.(a)	44,780	$5,561,228

Electronic Equipment, Instruments & Components – 1.7%
Amphenol Corp. – Class A	88,170	9,082,392

Internet Software & Services – 7.3%
Facebook, Inc. – Class A(a)	120,220	8,994,860
Google, Inc. – Class A(a)	25,095	14,614,324
Google, Inc. – Class C(a)	27,255	15,578,958

		39,188,142

IT Services – 4.1%
Cognizant Technology Solutions Corp. – Class A(a)	92,110	4,212,190
Visa, Inc. – Class A	83,270	17,696,541

		21,908,731

Semiconductors & Semiconductor Equipment – 2.9%
Linear Technology Corp.	223,620	10,087,498
NXP Semiconductor NV(a)	78,550	5,382,246

		15,469,744

Software – 3.5%
ANSYS, Inc.(a)	104,880	8,526,744
Aspen Technology, Inc.(a)	48,640	1,998,618
FireEye, Inc.(a)(b)	70,920	2,208,449
NetSuite, Inc.(a)	36,006	3,155,566
ServiceNow, Inc.(a)	52,872	3,232,065

		19,121,442

Technology Hardware, Storage & Peripherals – 4.8%
Apple, Inc.	252,040	25,834,100

		136,165,779

Consumer Discretionary – 20.3%
Auto Components – 0.1%
Mobileye NV(a)	5,328	230,276

Hotels, Restaurants & Leisure – 1.7%
Starbucks Corp.	114,550	8,913,136

Internet & Catalog Retail – 2.8%
Priceline Group, Inc. (The)(a)	11,880	14,782,403

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Products – 1.6%
Polaris Industries, Inc.	59,880	$8,705,354

Media – 6.4%
Comcast Corp. – Class A	326,330	17,860,041
Discovery Communications, Inc. – Class A(a)	48,431	2,117,403
Walt Disney Co. (The)	162,046	14,564,695

		34,542,139

Specialty Retail – 4.9%
Home Depot, Inc. (The)	155,300	14,520,550
O’Reilly Automotive, Inc.(a)	33,640	5,247,167
Ulta Salon Cosmetics & Fragrance, Inc.(a)	68,420	6,657,950

		26,425,667

Textiles, Apparel & Luxury Goods – 2.8%
Michael Kors Holdings Ltd.(a)	44,600	3,573,352
NIKE, Inc. – Class B	121,986	9,582,000
Ralph Lauren Corp.	12,330	2,086,236

		15,241,588

		108,840,563

Health Care – 18.9%
Biotechnology – 8.6%
Biogen Idec, Inc.(a)	56,517	19,387,592
Gilead Sciences, Inc.(a)	251,100	27,013,338

		46,400,930

Health Care Equipment & Supplies – 1.6%
Intuitive Surgical, Inc.(a)	18,270	8,587,083

Health Care Providers & Services – 2.5%
McKesson Corp.	23,010	4,487,640
UnitedHealth Group, Inc.	101,615	8,807,988

		13,295,628

Life Sciences Tools & Services – 2.4%
Mettler-Toledo International, Inc.(a)	13,783	3,728,026
Quintiles Transnational Holdings, Inc.(a)	158,909	8,917,973

		12,645,999

Pharmaceuticals – 3.8%
Allergan, Inc./United States	124,370	20,356,881

		101,286,521

Consumer Staples – 11.8%
Beverages – 2.5%
Monster Beverage Corp.(a)	151,938	13,432,839

Food & Staples Retailing – 3.6%
Costco Wholesale Corp.	36,910	4,469,063

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

CVS Caremark Corp.	185,810	$14,762,604

		19,231,667

Food Products – 2.6%
Keurig Green Mountain, Inc.	40,640	5,418,125
Mead Johnson Nutrition Co. – Class A	88,280	8,439,568

		13,857,693

Personal Products – 0.9%
Estee Lauder Cos., Inc. (The) – Class A	62,140	4,774,216

Tobacco – 2.2%
Philip Morris International, Inc.	140,345	12,010,725

		63,307,140

Industrials – 8.5%
Aerospace & Defense – 2.3%
Boeing Co. (The)	66,040	8,373,872
Precision Castparts Corp.	17,438	4,255,918

		12,629,790

Airlines – 1.1%
Copa Holdings SA – Class A	46,615	5,732,713

Electrical Equipment – 1.8%
AMETEK, Inc.	183,481	9,713,484

Industrial Conglomerates – 1.6%
Danaher Corp.	112,359	8,607,823

Machinery – 1.1%
Pall Corp.	11,937	1,007,125
Wabtec Corp./DE	59,090	4,925,742

		5,932,867

Professional Services – 0.6%
Nielsen NV	67,460	3,169,946

		45,786,623

Energy – 3.7%
Energy Equipment & Services – 3.7%
FMC Technologies, Inc.(a)	63,197	3,908,102
Oceaneering International, Inc.	11,780	819,417
Schlumberger Ltd.	140,183	15,369,664

		20,097,183

Financials – 3.2%
Capital Markets – 2.4%
Affiliated Managers Group, Inc.(a)	26,177	5,527,274
BlackRock, Inc. – Class A	22,540	7,450,146

		12,977,420

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.8%
Intercontinental Exchange, Inc.	23,051	$4,356,639

		17,334,059

Materials – 1.5%
Chemicals – 1.5%
Monsanto Co.	70,665	8,172,408

Total Common Stocks (cost $355,085,755)		500,990,276

SHORT-TERM INVESTMENTS – 5.9%
Investment Companies – 5.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $31,587,966)	31,587,966	31,587,966

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $386,673,721)		532,578,242

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $1,100,850)	1,100,850	1,100,850

Total Investments – 99.3% (cost $387,774,571)		533,679,092
Other assets less liabilities – 0.7%		3,835,573

Net Assets – 100.0%		$537,514,665

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 23.4%
Banks – 14.3%
Banco do Brasil SA	176,900	$2,765,124
Bank Hapoalim BM	417,390	2,365,324
Bank of Montreal	29,660	2,282,126
Bank of Nova Scotia (The)	35,190	2,331,544
Credit Agricole SA	127,118	1,886,489
Danske Bank A/S	162,300	4,569,962
Itausa – Investimentos Itau SA (Preference Shares)	514,700	2,506,245
Kasikornbank PCL (NVDR)	425,300	2,995,714
KBC Groep NV(a)	71,500	4,076,669
Lloyds Banking Group PLC(a)	5,612,112	7,114,023
Mitsubishi UFJ Financial Group, Inc.	835,200	4,813,789
Shinhan Financial Group Co., Ltd.	53,950	2,794,860
Societe Generale SA	120,890	6,131,624
State Bank of India	59,130	2,405,350
Sumitomo Mitsui Financial Group, Inc.	90,800	3,672,775
Toronto-Dominion Bank (The)	77,410	4,075,897
UniCredit SpA	973,170	7,547,414

		64,334,929

Capital Markets – 1.0%
Deutsche Bank AG (REG)	130,177	4,463,263

Diversified Financial Services – 2.5%
ING Groep NV(a)	243,220	3,347,400
ORIX Corp.	504,300	7,626,203

		10,973,603

Insurance – 3.7%
AIA Group Ltd.	675,000	3,680,894
Aviva PLC	263,780	2,282,974
Friends Life Group Ltd.	432,390	2,204,443
Muenchener Rueckversicherungs AG	30,960	6,215,964
Suncorp Group Ltd.	168,962	2,278,758

		16,663,033

Real Estate Management & Development – 1.9%
China Overseas Land & Investment Ltd.	598,000	1,681,110
Country Garden Holdings Co., Ltd.	6,795,000	2,995,177
Lend Lease Group	301,909	4,036,879

		8,713,166

		105,147,994

Consumer Discretionary – 13.3%
Auto Components – 4.3%
Cie Generale des Etablissements Michelin – Class B	56,485	6,248,737

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Magna International, Inc. (Toronto) – Class A(b)	16,340	$1,852,658
Plastic Omnium SA	79,652	2,103,031
Sumitomo Rubber Industries Ltd.	54,700	782,312
Valeo SA	69,410	8,391,379

		19,378,117

Automobiles – 4.2%
Great Wall Motor Co., Ltd. – Class H	857,500	3,635,870
Honda Motor Co., Ltd.	178,800	6,069,585
Hyundai Motor Co.	9,450	2,172,360
Tata Motors Ltd.	418,800	3,628,065
Volkswagen AG (Preference Shares)	15,190	3,423,597

		18,929,477

Hotels, Restaurants & Leisure – 1.2%
Melco Crown Entertainment Ltd. (ADR)	96,251	2,729,678
William Hill PLC	441,296	2,566,324

		5,296,002

Media – 1.2%
Liberty Global PLC – Series C(a)	129,430	5,427,000

Specialty Retail – 2.0%
Kingfisher PLC	335,080	1,691,572
Mr. Price Group Ltd.	93,880	1,804,001
Shimamura Co., Ltd.	23,900	2,154,617
Yamada Denki Co., Ltd.(b)	1,074,700	3,452,666

		9,102,856

Textiles, Apparel & Luxury Goods – 0.4%
Kering	8,840	1,874,070

		60,007,522

Industrials – 12.4%
Aerospace & Defense – 4.2%
Airbus Group NV	175,828	10,819,225
MTU Aero Engines AG	26,950	2,356,839
Safran SA	89,369	5,859,836

		19,035,900

Air Freight & Logistics – 0.5%
Royal Mail PLC	299,780	2,225,216

Airlines – 1.0%
Qantas Airways Ltd.(a)	1,926,178	2,647,953
Turk Hava Yollari(a)	503,613	1,596,593

		4,244,546

Building Products – 0.3%
Asahi Glass Co., Ltd.	283,000	1,533,491

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.2%
Sumitomo Electric Industries Ltd.	376,600	$5,520,989

Industrial Conglomerates – 0.9%
Bidvest Group Ltd. (The)	95,770	2,528,087
Hutchison Whampoa Ltd.	121,000	1,579,382

		4,107,469

Machinery – 0.8%
JTEKT Corp.	226,700	3,610,888

Marine – 1.5%
AP Moeller – Maersk A/S – Class B	937	2,353,919
Nippon Yusen KK	1,432,000	4,215,391

		6,569,310

Road & Rail – 1.3%
Canadian National Railway Co.(b)	26,450	1,899,642
Central Japan Railway Co.	27,800	3,897,920

		5,797,562

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	148,800	3,078,759

		55,724,130

Health Care – 9.5%
Biotechnology – 1.6%
Actelion Ltd. (REG)(a)	60,690	7,451,620

Health Care Providers & Services – 0.4%
Catamaran Corp.(a)	38,420	1,810,224

Pharmaceuticals – 7.5%
Astellas Pharma, Inc.	358,700	5,172,492
GlaxoSmithKline PLC	374,410	9,150,479
Novartis AG	83,820	7,530,925
Richter Gedeon Nyrt	133,910	2,153,197
Roche Holding AG	33,260	9,713,846

		33,720,939

		42,982,783

Telecommunication Services – 8.8%
Diversified Telecommunication Services – 5.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,017,409	1,919,945
Hellenic Telecommunications Organization SA(a)	145,540	2,089,250
Nippon Telegraph & Telephone Corp.	94,100	6,320,724
Orange SA	491,040	7,432,868
Vivendi SA(a)	125,447	3,266,531

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ziggo NV	56,920	$2,708,896

		23,738,214

Wireless Telecommunication Services – 3.5%
China Mobile Ltd.	304,500	3,781,601
Rogers Communications, Inc. – Class B(b)	39,100	1,593,775
Turkcell Iletisim Hizmetleri AS(a)	424,310	2,489,584
Vodafone Group PLC	2,315,552	7,958,275

		15,823,235

		39,561,449

Energy – 8.5%
Energy Equipment & Services – 0.7%
Aker Solutions ASA	218,407	3,321,751

Oil, Gas & Consumable Fuels – 7.8%
BG Group PLC	235,150	4,687,382
Canadian Natural Resources Ltd.	55,030	2,398,484
China Petroleum & Chemical Corp. – Class H	2,766,200	2,797,325
JX Holdings, Inc.	1,364,100	7,019,364
LUKOIL OAO (London) (Sponsored ADR)	41,610	2,309,771
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	131,552	5,315,482
Suncor Energy, Inc. (Toronto)	59,260	2,432,423
Total SA	119,820	7,906,742

		34,866,973

		38,188,724

Materials – 7.5%
Chemicals – 4.3%
Arkema SA	47,813	3,590,703
BASF SE	13,640	1,406,194
Denki Kagaku Kogyo KK	617,000	2,090,582
JSR Corp.	296,500	5,154,896
Koninklijke DSM NV	64,989	4,342,014
Mitsubishi Gas Chemical Co., Inc.	435,000	2,816,064

		19,400,453

Metals & Mining – 2.5%
Barrick Gold Corp.	121,050	2,225,503
Dowa Holdings Co., Ltd.	168,000	1,506,653
MMC Norilsk Nickel OJSC (ADR)	114,750	2,245,657
Rio Tinto PLC	98,430	5,263,072

		11,240,885

Paper & Forest Products – 0.7%
Mondi PLC	173,984	2,989,051

		33,630,389

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 7.1%
IT Services – 0.5%
Fujitsu Ltd.	339,000	$2,328,272

Semiconductors & Semiconductor Equipment – 3.6%
Advanced Semiconductor Engineering, Inc.	2,646,000	3,326,856
Novatek Microelectronics Corp.	654,000	3,357,796
Samsung Electronics Co., Ltd.	3,310	4,030,226
Sumco Corp.(b)	300,800	2,599,218
Tokyo Electron Ltd.	38,000	2,662,786

		15,976,882

Technology Hardware, Storage & Peripherals – 3.0%
Asustek Computer, Inc.	307,000	3,212,649
Casetek Holdings Ltd.	432,000	2,618,300
Catcher Technology Co., Ltd.	778,000	7,891,688

		13,722,637

		32,027,791

Consumer Staples – 3.8%
Beverages – 1.0%
Asahi Group Holdings Ltd.	51,200	1,615,874
Carlsberg A/S – Class B	30,750	2,811,411

		4,427,285

Food & Staples Retailing – 1.4%
Koninklijke Ahold NV	370,808	6,335,149

Food Products – 0.3%
Danone SA	21,183	1,479,250

Tobacco – 1.1%
Imperial Tobacco Group PLC	109,950	4,798,762

		17,040,446

Utilities – 3.4%
Electric Utilities – 2.9%
EDP – Energias de Portugal SA	995,580	4,823,861
Electricite de France SA	82,030	2,666,791
Enel SpA	547,768	2,901,346
Light SA	230,500	2,533,080

		12,925,078

Water Utilities – 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	252,500	2,412,765

		15,337,843

Total Common Stocks (cost $392,466,128)		439,649,071

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.5%
Financials – 0.5%
Real Estate Management & Development – 0.5%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a) (cost $1,152,654)	829,252	$2,314,139

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $3,753,515)	3,753,515	3,753,515

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $397,372,297)		445,716,725

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%
Investment Companies – 2.9%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $13,032,878)	13,032,878	13,032,878

Total Investments – 102.0% (cost $410,405,175)		458,749,603
Other assets less liabilities – (2.0)%		(8,826,235)

Net Assets – 100.0%		$449,923,368

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	66	September 2014	$2,835,013	$2,744,710	$(90,303)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	22,274	SEK	153,713	11/14/14	$(284,642)
Citibank, NA	CHF	14,287	USD	15,707	11/14/14	133,019
Citibank, NA	USD	1,375	EUR	1,030	11/14/14	(21,411)
Goldman Sachs Bank USA	JPY	5,541,771	USD	54,504	11/14/14	1,213,274
Goldman Sachs Bank USA	USD	10,972	NOK	68,495	11/14/14	50,898
Morgan Stanley & Co., Inc.	USD	10,085	NZD	11,996	11/14/14	(121,396)
Standard Chartered Bank	HKD	13,714	USD	1,769	11/14/14	(193)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Value Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CAD	24,111	USD	21,921	11/14/14	$(216,176)
State Street Bank & Trust Co.	USD	1,073	CAD	1,181	11/14/14	10,847
UBS AG	USD	15,075	GBP	8,985	11/14/14	(167,071)

						$597,149

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
CPI	– Consumer Price Index
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 29.3%
Banks – 2.9%
Axis Bank Ltd.	342,760	$2,243,361
Grupo Financiero Banorte SAB de CV – Class O	417,780	2,945,314
HDFC Bank Ltd.	273,060	3,799,189
Sberbank of Russia (Sponsored ADR)	496,211	4,044,119

		13,031,983

Capital Markets – 4.1%
Daiwa Securities Group, Inc.	645,000	5,254,100
UBS AG (REG)(a)	728,043	13,066,045

		18,320,145

Consumer Finance – 2.0%
Muthoot Finance Ltd.	878,249	2,834,270
Shriram Transport Finance Co., Ltd.	386,490	5,803,649

		8,637,919

Diversified Financial Services – 1.7%
Cerved Information Solutions SpA(a)	767,747	4,801,798
IG Group Holdings PLC	288,780	2,914,463

		7,716,261

Insurance – 10.8%
Admiral Group PLC	414,751	9,203,685
AIA Group Ltd.	2,145,200	11,698,155
BB Seguridade Participacoes SA	575,700	9,191,654
Lancashire Holdings Ltd.	583,772	6,071,721
Prudential PLC	509,550	12,282,712

		48,447,927

Real Estate Management & Development – 5.4%
Ayala Land, Inc.	4,454,200	3,374,474
Daito Trust Construction Co., Ltd.(b)	75,400	9,333,691
Global Logistic Properties Ltd.(b)	4,979,000	11,359,343

		24,067,508

Thrifts & Mortgage Finance – 2.4%
Housing Development Finance Corp.	613,320	10,861,060

		131,082,803

Consumer Discretionary – 26.6%
Automobiles – 2.1%
Tata Motors Ltd. – Class A	292,740	1,830,540
Toyota Motor Corp.	131,100	7,480,433

		9,310,973

Distributors – 0.3%
Inchcape PLC	122,756	1,377,258

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 4.2%
Estacio Participacoes SA	690,600	$9,172,007
Kroton Educacional SA	318,300	9,534,070

		18,706,077

Hotels, Restaurants & Leisure – 6.1%
Ajisen China Holdings Ltd.	2,269,800	1,879,644
Galaxy Entertainment Group Ltd.	570,000	4,288,062
Melco International Development Ltd.	2,473,000	6,615,693
Merlin Entertainments PLC(c)	453,408	2,593,187
Sands China Ltd.	470,800	3,065,043
Sodexo	67,976	6,704,698
Yum! Brands, Inc.	27,670	2,004,138

		27,150,465

Internet & Catalog Retail – 1.3%
Just Eat PLC(a)	590,407	2,568,031
Vipshop Holdings Ltd. (ADR)(a)(b)	16,000	3,146,080

		5,714,111

Media – 3.2%
Naspers Ltd. – Class N	114,310	14,580,469

Multiline Retail – 1.2%
B&M European Value Retail SA(a)	980,457	4,525,023
Matahari Department Store Tbk PT	766,500	1,066,272

		5,591,295

Specialty Retail – 2.2%
L’Occitane International SA(b)	542,500	1,290,398
Sports Direct International PLC(a)	647,401	7,801,481
Zhongsheng Group Holdings Ltd.(b)	585,500	648,718

		9,740,597

Textiles, Apparel & Luxury Goods – 6.0%
Cie Financiere Richemont SA	103,024	9,841,732
Eclat Textile Co., Ltd.	124,800	1,044,760
Global Brands Group Holding Ltd.(a)	6,754,000	1,551,231
Hugo Boss AG	28,635	4,018,075
Li & Fung Ltd.	6,216,000	7,720,780
Samsonite International SA	635,900	2,194,866
Titan Co., Ltd.	63,820	383,633

		26,755,077

		118,926,322

Industrials – 16.8%
Aerospace & Defense – 0.2%
Zodiac Aerospace	25,250	824,035

Commercial Services & Supplies – 4.0%
Babcock International Group PLC	620,355	11,554,336

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Edenred	211,425	$6,271,932

		17,826,268

Construction & Engineering – 0.2%
Larsen & Toubro Ltd.	42,230	1,069,379

Electrical Equipment – 0.3%
Amara Raja Batteries Ltd.	134,800	1,227,285

Industrial Conglomerates – 0.2%
Alliance Global Group, Inc.	1,929,600	1,089,010

Professional Services – 11.1%
51job, Inc. (ADR)(a)(b)	25,336	877,132
Applus Services SA(a)	250,591	3,931,413
Bureau Veritas SA	404,248	9,610,336
Capita PLC	921,380	18,793,065
Intertek Group PLC	330,099	15,349,981
Teleperformance	15,880	1,031,179

		49,593,106

Road & Rail – 0.5%
Globaltrans Investment PLC (Sponsored GDR)(c)	247,041	2,260,425

Trading Companies & Distributors – 0.3%
Brenntag AG	20,800	1,103,848

		74,993,356

Consumer Staples – 11.2%
Beverages – 0.5%
Diageo PLC	76,750	2,264,914

Food & Staples Retailing – 2.8%
Lenta Ltd. (GDR)(a)(c)	362,491	4,284,643
Lenta Ltd. (GDR)(a)(c)	71,480	814,872
Magnit OJSC (Sponsored GDR)(c)	21,320	1,240,824
Olam International Ltd.	2,358,370	5,001,665
Tsuruha Holdings, Inc.	19,100	1,044,172

		12,386,176

Household Products – 0.7%
Henkel AG & Co. KGaA	35,716	3,399,136

Tobacco – 7.2%
British American Tobacco PLC	262,169	15,500,295
Japan Tobacco, Inc.	482,700	16,539,018

		32,039,313

		50,089,539

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 5.4%
Internet Software & Services – 3.7%
Baidu, Inc. (Sponsored ADR)(a)	50,813	$10,900,405
Telecity Group PLC	456,177	5,617,663

		16,518,068

IT Services – 0.9%
HCL Technologies Ltd.	61,570	1,659,077
Tata Consultancy Services Ltd.	56,120	2,329,162

		3,988,239

Semiconductors & Semiconductor Equipment – 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	614,000	2,566,076

Software – 0.2%
Dassault Systemes	16,240	1,076,283

		24,148,666

Health Care – 4.5%
Biotechnology – 0.2%
Grifols SA (ADR)	23,120	928,268

Life Sciences Tools & Services – 1.8%
Eurofins Scientific SE	28,709	8,158,804

Pharmaceuticals – 2.5%
Lupin Ltd.	13,268	282,276
Novo Nordisk A/S – Class B	96,601	4,430,681
Sun Pharmaceutical Industries Ltd.	464,587	6,537,777

		11,250,734

		20,337,806

Materials – 3.9%
Chemicals – 3.8%
Chr Hansen Holding A/S	79,690	3,239,322
Essentra PLC	743,618	10,595,401
IMCD Group NV(a)	30,877	942,461
Potash Corp. of Saskatchewan, Inc.	58,970	2,073,385

		16,850,569

Construction Materials – 0.1%
Grasim Industries Ltd. (GDR)(c)	11,504	646,068

		17,496,637

Utilities – 0.9%
Independent Power Producers & Energy Traders – 0.9%
APR Energy PLC	455,201	3,884,714

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
Tower Bersama Infrastructure Tbk PT	3,402,500	$2,290,634

Total Common Stocks (cost $378,697,313)		443,250,477

WARRANTS – 0.1%
Industrials – 0.1%
Industrial Conglomerates – 0.1%
John Keells Holdings PLC, Deutsche Bank AG, expiring 7/05/19(a) (cost $469,280)	301,974	577,464

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(d) (cost $2,185,267)	2,185,267	2,185,267

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $381,351,860)		446,013,208

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $2,771,904)	2,771,904	2,771,904

Total Investments – 100.3% (cost $384,123,764)		448,785,112
Other assets less liabilities – (0.3)%		(1,346,978)

Net Assets – 100.0%		$447,438,134

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	10,183	SEK	68,251	9/17/14	$(418,036)
BNP Paribas SA	USD	4,947	JPY	508,624	9/17/14	(58,140)
Citibank, NA	CAD	2,434	USD	2,229	9/17/14	(9,098)
Citibank, NA	CHF	1,377	USD	1,515	9/17/14	15,072
Citibank, NA	USD	2,846	AUD	3,060	9/17/14	9,153

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Growth Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	6,086	USD	8,111	12/15/14	$108,425
Credit Suisse International	GBP	34,123	USD	57,139	9/17/14	496,027
Credit Suisse International	USD	11,959	CHF	10,750	9/17/14	(247,705)
Deutsche Bank AG	USD	3,646	CHF	3,241	9/17/14	(115,568)
Goldman Sachs Bank USA	USD	7,686	JPY	790,299	9/17/14	(89,374)
HSBC Bank USA	HKD	149,577	USD	19,299	9/17/14	(2,037)
HSBC Bank USA	JPY	2,915,695	USD	28,492	9/17/14	465,787
HSBC Bank USA	USD	34,087	CAD	37,263	9/17/14	172,678
HSBC Bank USA	USD	8,440	GBP	5,079	9/17/14	(9,048)
JPMorgan Chase Bank, NA	USD	1,796	CHF	1,620	9/17/14	(31,607)
JPMorgan Chase Bank, NA	USD	9,772	GBP	5,732	9/17/14	(256,664)
Morgan Stanley & Co., Inc.	USD	1,499	SGD	1,873	9/17/14	632
Royal Bank of Scotland PLC	USD	3,224	GBP	1,886	9/17/14	(93,250)
Royal Bank of Scotland PLC	USD	3,304	JPY	334,701	9/17/14	(86,887)
Standard Chartered Bank	USD	9,735	SGD	12,115	9/17/14	(36,174)
State Street Bank & Trust Co.	USD	3,974	GBP	2,357	9/17/14	(61,733)
UBS AG	USD	2,975	NOK	17,853	9/17/14	(96,322)

						$(343,869)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $11,840,019 or 2.6% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 48.0%
United States – 48.0%
U.S. Treasury Notes 0.125%, 4/30/15	U.S.$	115,406	$115,446,623
0.25%, 9/30/14-5/31/15		113,369	113,442,860
0.375%, 4/30/16-5/31/16		139,044	139,019,425
0.75%, 10/31/17		2,070	2,050,109
1.375%, 6/30/18		63,207	63,300,799
1.50%, 6/30/16		28,475	29,016,680

Total Governments - Treasuries (cost $461,846,910)			462,276,496

ASSET-BACKED SECURITIES – 15.8%
Autos - Fixed Rate – 7.8%
Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415	2,467,469
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		945	947,861
Series 2014-1, Class A2 1.29%, 1/15/19		3,293	3,296,556
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		3,615	3,709,319
Series 2012-2, Class A3 1.05%, 10/11/16		1,280	1,280,833
Series 2013-1, Class A2 0.49%, 6/08/16		195	194,715
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		1,310	1,310,152
Series 2014-A, Class A2 0.81%, 11/15/22(a)		1,033	1,031,747
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,741,918
Series 2013-2A, Class A 2.97%, 2/20/20(a)		4,101	4,212,805
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,015,435
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,336	1,336,396

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16	U.S.$	1,135	$1,137,061
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		841	840,272
Series 2014-2, Class A2 1.05%, 3/20/20(a)		3,094	3,090,782
Ford Auto Securitization Trust Series 2013-R4A, Class A1 1.487%, 8/15/15(a)	CAD	483	444,074
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		1,998	1,837,682
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	1,753	1,753,095
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		2,742	2,742,645
Series 2013-1, Class A1 0.85%, 1/15/18		1,457	1,460,361
Series 2014-1, Class A1 1.20%, 2/15/19		2,300	2,299,246
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		3,870	3,870,967
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,251,478
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17(a)		3,924	3,938,586
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,594	1,595,026
Series 2014-A, Class A2A 0.48%, 6/15/16		2,725	2,724,558
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		3,854	3,860,425
Santander Drive Auto Receivables Trust Series 2012-3, Class D 3.64%, 5/15/18		1,816	1,886,029
Series 2013-4, Class A3 1.11%, 12/15/17		2,655	2,663,341
Series 2013-5, Class A2A 0.64%, 4/17/17		1,005	1,005,907

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-2, Class A3 0.80%, 4/16/18	U.S.$	2,420	$2,419,908
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		2,523	2,520,570
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		2,854	2,857,145
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		762	762,436

			74,506,800

Credit Cards - Floating Rate – 2.4%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.515%, 12/16/19(b)		2,074	2,079,642
Series 2014-2, Class A 0.495%, 3/16/20(b)		2,917	2,917,000
Cabela’s Master Credit Card Trust Series 2013-2A, Class A2 0.805%, 8/16/21(a)(b)		3,365	3,384,936
Series 2014-1, Class A 0.505%, 3/16/20(b)		1,200	1,199,108
Chase Issuance Trust Series 2013-A6, Class A6 0.575%, 7/15/20(b)		4,632	4,642,782
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.585%, 7/15/21(b)		1,905	1,907,832
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(b)		2,006	2,013,548
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.89%, 2/15/17(a)(b)	EUR	2,140	2,818,821
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(b)	U.S.$	2,110	2,113,798

			23,077,467

Other ABS - Fixed Rate – 1.9%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		2,328	2,339,364
CNH Capital Canada Receivables Trust Series 2013-2A, Class A1 1.439%, 8/15/16(a)	CAD	1,174	1,079,502

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	1,445	$1,328,935
CNH Equipment Trust Series 2013-C, Class A2 0.63%, 1/17/17	U.S.$	905	905,365
Series 2013-D, Class A4 1.37%, 10/15/20		4,975	4,947,598
Series 2014-B, Class A4 1.61%, 5/17/21		1,812	1,806,682
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)		2,036	2,036,045
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		2,132	2,132,164
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		418	417,914
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		1,443	1,442,895

			18,436,464

Credit Cards - Fixed Rate – 1.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		1,948	1,946,799
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,234,821
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,626,218
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,180,826
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,551,037
Series 2013-A, Class A 1.61%, 12/15/21		950	945,500
Series 2014-B, Class A 0.61%, 7/15/19		988	987,851

			16,473,052

Autos - Floating Rate – 1.6%
Ally Master Owner Trust Series 2011-4, Class A1 0.955%, 9/15/16(b)		1,715	1,715,326

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(a)(b)	U.S.$	1,413	$1,416,211
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.855%, 2/15/17(a)(b)		3,025	3,046,801
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.646%, 6/20/17(b)		3,880	3,885,956
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.707%, 12/10/27(a)(b)		2,252	2,256,859
Series 2014-1, Class A 0.557%, 4/10/28(a)(b)		3,375	3,375,000

			15,696,153

Other ABS - Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.536%, 7/20/19(b)		2,925	2,925,681

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		635	630,444
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		35	– 0	–

			630,444

Total Asset-Backed Securities (cost $151,670,952)			151,746,061

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.7%
Non-Agency Fixed Rate CMBS – 11.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		4,004	4,426,435
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.975%, 3/15/49		710	753,960
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		6,070	6,169,935
Series 2012-CR3, Class A1 0.666%, 10/15/45		2,470	2,460,628

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-CR4, Class A1 0.704%, 10/15/45	U.S.$	2,646	$2,633,535
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,999	1,988,431
Series 2013-CR6, Class A1 0.719%, 3/10/46		3,471	3,438,079
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,653	1,637,497
Series 2014-CR19, Class A2 2.965%, 8/10/47		3,284	3,376,185
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		5,305	5,532,033
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		2,906	2,891,939
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,938	1,930,171
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		2,078	2,049,275
Series 2013-GC14, Class A1 1.217%, 8/10/46		1,848	1,853,305
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		960	953,338
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		757	756,496
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,778	5,209,705
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		2,595	2,641,046
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,337	1,362,374
Series 2012-CBX, Class XA 1.935%, 6/15/45(e)		14,638	1,227,487
Series 2013-C10, Class A1 0.73%, 12/15/47		1,911	1,896,011
Series 2013-C16, Class A2 3.07%, 12/15/46		4,682	4,859,995
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A1 1.085%, 7/15/45		3,667	3,657,370

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		Principal Amount (000)	U.S. $ Value

Series 2013-C15, Class A2 2.977%, 11/15/45	U.S.$	4,720	$4,885,106
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,496	1,504,296
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,578	1,696,879
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,803	6,210,622
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		3,279	3,271,434
Series 2013-C8, Class A1 0.777%, 12/15/48		3,326	3,294,411
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		2,276	2,260,431
Series 2013-C5, Class A1 0.779%, 3/10/46		3,464	3,431,800
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		3,143	3,139,663
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		820	827,033
Series 2012-C10, Class A1 0.734%, 12/15/45		3,794	3,790,520
Series 2012-C9, Class A1 0.673%, 11/15/45		3,150	3,143,812
Series 2013-C11, Class A1 0.799%, 3/15/45		1,764	1,750,729
Series 2013-C12, Class A1 0.735%, 3/15/48		2,441	2,434,752

			105,346,718

Non-Agency Floating Rate CMBS – 0.5%
Commercial Mortgage Trust Series 2007-FL14, Class C 0.455%, 6/15/22(a)(b)		1,538	1,525,280
PFP III Series 2014-1, Class A 1.326%, 6/14/31(a)(b)		2,056	2,060,427

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Resource Capital Corp. Series 2014-CRE2, Class A 1.205%, 4/15/32(a)(b)	U.S.$	1,008	$1,008,000

			4,593,707

Agency CMBS – 0.2%
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		2,406	2,415,891

Total Commercial Mortgage-Backed Securities (cost $113,755,937)			112,356,316

CORPORATES - INVESTMENT GRADES – 11.3%
Financial Institutions – 6.9%
Banking – 5.7%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		3,145	3,306,518
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,375,828
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,316,394
Bank of America Corp. 1.25%, 1/11/16		3,220	3,236,792
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,333,620
Capital One Bank USA NA 1.15%, 11/21/16		3,355	3,359,593
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,352,082
Fifth Third Bancorp 3.625%, 1/25/16		3,175	3,303,321
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		3,080	3,197,610
Huntington National Bank (The) 1.30%, 11/20/16		3,355	3,368,352
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,337,231
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		3,290	3,304,710
Morgan Stanley 1.75%, 2/25/16		1,988	2,012,592
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,238,094

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		Principal Amount (000)	U.S. $ Value

Royal Bank of Canada 0.85%, 3/08/16	U.S.$	3,335	$3,343,951
Royal Bank of Scotland Group PLC 2.55%, 9/18/15		3,280	3,337,738
SunTrust Bank/Atlanta GA 0.674%, 2/15/17(b)		3,330	3,333,281

			55,057,707

Insurance – 1.2%
MetLife Institutional Funding II 0.602%, 1/06/15(a)(b)		4,500	4,506,039
New York Life Global Funding 0.80%, 2/12/16(a)		3,315	3,326,048
Prudential Financial, Inc. 4.75%, 9/17/15		3,075	3,203,618

			11,035,705

			66,093,412

Industrial – 4.4%
Basic – 0.3%
Monsanto Co. 0.437%, 11/07/16(b)		3,355	3,357,949

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.771%, 4/15/16(a)(b)		3,795	3,803,474

Communications - Telecommunications – 0.4%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,372,734
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,687,468

			4,060,202

Consumer Cyclical - Automotive – 0.8%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		4,430	4,463,863
Volkswagen International Finance NV 1.125%, 11/18/16(a)		3,350	3,362,666

			7,826,529

Consumer Cyclical - Retailers – 0.2%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,378,551

Consumer Non-Cyclical – 1.2%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,297,286
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,224,732

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

McKesson Corp. 0.95%, 12/04/15	U.S.$	1,298	$1,301,848
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,322,250

			11,146,116

Energy – 0.7%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,296,863
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,294,849

			6,591,712

Technology – 0.4%
Cisco Systems, Inc. 0.514%, 3/03/17(b)		3,360	3,371,700

			42,536,233

Total Corporates - Investment Grades (cost $108,160,356)			108,629,645

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%
Agency Floating Rate – 3.0%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.655%, 6/15/39(b)		3,471	3,475,995
Series 4286, Class VF 0.605%, 12/15/43(b)		4,308	4,308,918
Federal National Mortgage Association Series 2013-57, Class FN 0.505%, 6/25/43(b)		4,307	4,293,678
Series 2014-49, Class AF 0.467%, 8/25/44(b)		7,192	7,207,433
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.717%, 12/08/20(b)		9,035	9,102,115

			28,388,139

Agency Fixed Rate – 0.9%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		4,937	5,168,586
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,998	2,089,610
Series 2011-39, Class DA 3.50%, 7/25/24		1,620	1,674,149

			8,932,345

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		Principal Amount (000)	U.S. $ Value

GSE Risk Share Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. Series 2014-HQ1, Class M1 1.807%, 8/25/24(b)	U.S.$	3,575	$3,595,297

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, 2/25/42(a)(b)(f)		2,457	2,039,262

Total Collateralized Mortgage Obligations (cost $43,224,864)			42,955,043

INFLATION-LINKED SECURITIES – 3.2%
United States – 3.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $30,521,912)		29,827	30,362,708

MORTGAGE PASS-THROUGHS – 1.9%
Agency Fixed Rate 30-Year – 1.5%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		8,480	9,532,843
Government National Mortgage Association 5.00%, 10/15/39		4,345	4,813,043

			14,345,886

Agency Fixed Rate 15-Year – 0.3%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		1,594	1,737,377
Federal National Mortgage Association Series 2001 6.00%, 11/01/16		18	18,406
Series 2002 6.00%, 12/01/17		27	27,666
Series 2005 6.00%, 6/01/19-5/01/20		35	37,325
Series 2006 6.00%, 5/01/21-1/01/22		1,003	1,075,362
Series 2007 6.00%, 2/01/22		285	308,720

			3,204,856

Agency ARMs – 0.1%
Federal National Mortgage Association Series 2007 1.784%, 1/01/37(b)		962	1,010,293

Total Mortgage Pass-Throughs (cost $18,435,982)			18,561,035

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Bank NV 0.589%, 11/03/14(a)(b) (cost $6,455,897)	U.S.$	6,456	$6,459,835

COVERED BONDS – 0.3%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,329,218)		3,335	3,315,167

		Shares
SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g) (cost $23,535,821)		23,535,821	23,535,821

Total Investments – 99.8% (cost $960,937,849)			960,198,127
Other assets less liabilities – 0.2%			1,763,955

Net Assets – 100.0%			$961,962,082

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	1,377	December 2014	$301,370,887	$301,627,548	$256,661

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	108	December 2014	13,528,512	13,584,375	(55,863)
U.S. T-Note 5 Yr (CBT) Futures	456	December 2014	54,028,136	54,189,187	(161,051)

					$39,747

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FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	21,055	USD	19,640	9/12/14	$(11,733)
BNP Paribas SA	USD	20,023	AUD	21,314	9/12/14	(129,220)
BNP Paribas SA	USD	723	CAD	788	10/10/14	1,212
Deutsche Bank AG London	CAD	5,824	USD	5,311	10/10/14	(40,250)

						$(179,991)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	11,260	4/29/17	3 Month BKBM	4.274%	$137,744

CROSS CURRENCY SWAP CONTRACTS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$28,468	$(1,712)	$30,180

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $110,202,670 or 11.5% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2014.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(e)	IO – Interest Only

(f)	Illiquid security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Short Duration Bond Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
NZD	– New Zealand Dollar
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
BKBM	– Bank Bill Benchmark (New Zealand)
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
CME	– Chicago Mercantile Exchange
EURIBOR	– Euro Interbank Offered Rate
GSE	– Government-Sponsored Enterprise
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS -TREASURIES – 45.1%
Australia – 1.0%
Australia Government Bond Series 128 5.75%, 7/15/22	AUD	9,104	$10,025,937

Belgium – 0.9%
Belgium Government Bond Series 31 5.50%, 3/28/28	EUR	3,605	6,956,307
Series 65 4.25%, 9/28/22(a)		525	870,150
Series 71 3.75%, 6/22/45(a)		750	1,303,304

			9,129,761

Canada – 0.8%
Canadian Government Bond 1.75%, 3/01/19	CAD	8,885	8,284,223

Denmark – 0.4%
Denmark Government Bond 3.00%, 11/15/21	DKK	21,530	4,447,510

France – 2.2%
France Government Bond OAT
1.75%, 11/25/24	EUR	5,800	7,981,470
3.25%, 5/25/45(a)		2,770	4,445,560
3.50%, 4/25/20		6,000	9,238,308
4.50%, 4/25/41		680	1,318,028

			22,983,366

Germany – 1.1%
Bundesobligation Series 158 1.75%, 10/09/15		6,045	8,094,853
Series 169 0.50%, 4/12/19		1,640	2,186,253
Bundesrepublik Deutschland Series 2007 4.25%, 7/04/39		575	1,143,489

			11,424,595

Ireland – 0.6%
Ireland Government Bond 5.40%, 3/13/25		3,570	6,208,182

Italy – 4.0%
Italy Buoni Poliennali Del Tesoro 3.75%, 3/01/21-5/01/21		5,605	8,333,937
4.25%, 9/01/19		2,245	3,393,783

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.50%, 2/01/20(a)	EUR	1,665	$2,556,000
4.50%, 3/01/24		4,541	7,067,135
5.00%, 3/01/22		7,615	12,168,967
5.00%, 9/01/40(a)		2,065	3,372,396
5.50%, 11/01/22		2,685	4,426,949

			41,319,167

Japan – 6.6%
Japan Government Forty Year Bond Series 7 1.70%, 3/20/54	JPY	355,300	3,348,296
Japan Government Ten Year Bond Series 301 1.50%, 6/20/19		1,447,750	14,804,731
Series 332 0.60%, 12/20/23		573,050	5,577,793
Series 333 0.60%, 3/20/24		991,050	9,631,002
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		250,050	2,620,871
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	22,945,676
Series 143 1.60%, 3/20/33		935,050	9,515,824

			68,444,193

Mexico – 2.2%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	92,745	8,098,892
8.00%, 6/11/20		49,980	4,375,965
Series M 10 8.50%, 12/13/18		120,000	10,535,636

			23,010,493

Netherlands – 5.5%
Netherlands Government Bond 1.25%, 1/15/19(a)	EUR	11,995	16,470,099
2.00%, 7/15/24		940	1,343,941
2.25%, 7/15/22(a)		3,230	4,723,085
2.50%, 1/15/33(a)		2,860	4,283,273
3.25%, 7/15/21(a)		13,400	20,751,949
4.00%, 7/15/19(a)		1,340	2,076,727
4.50%, 7/15/17(a)		4,567	6,766,129

			56,415,203

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		Principal Amount (000)	U.S. $ Value

New Zealand – 2.1%
New Zealand Government Bond Series 319 5.00%, 3/15/19(a)	NZD	19,315	$16,855,261
Series 423 5.50%, 4/15/23(a)		4,727	4,358,619

			21,213,880

Singapore – 0.5%
Singapore Government Bond 3.375%, 9/01/33	SGD	5,975	5,219,999

South Africa – 0.2%
South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	21,030	1,721,281

Spain – 0.6%
Spain Government Bond 5.15%, 10/31/44(a)	EUR	3,715	6,414,353

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	24,950	4,202,459

United Kingdom – 10.8%
United Kingdom Gilt 1.00%, 9/07/17(a)	GBP	6,835	11,263,501
1.75%, 1/22/17-9/07/22(a)		23,735	39,085,681
2.25%, 9/07/23(a)		8,340	13,838,871
3.75%, 9/07/19(a)		2,520	4,595,662
4.25%, 12/07/40(a)		1,005	2,074,446
4.50%, 12/07/42(a)		6,993	15,133,825
4.75%, 12/07/30(a)		5,269	11,097,567
5.00%, 3/07/18(a)		7,790	14,550,955

			111,640,508

United States – 5.2%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	2,980	2,860,335
4.50%, 2/15/36		3,530	4,450,557
4.625%, 2/15/40		16,233	21,003,459
U.S. Treasury Notes 0.25%, 7/31/15		2,685	2,688,670
1.375%, 5/31/20		9,340	9,114,523
1.50%, 2/28/19		15	14,577
2.00%, 2/15/22		4,395	4,367,188

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

2.50%, 5/15/24	U.S.$	8,450	$8,570,810

			53,070,119

Total Governments - Treasuries (cost $459,204,820)			465,175,229

CORPORATES - INVESTMENT GRADES – 22.3%
Industrial – 10.4%
Basic – 1.5%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	2,016,048
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		2,415	2,379,488
Glencore Funding LLC 3.125%, 4/29/19(a)		2,645	2,697,107
4.125%, 5/30/23(a)		561	572,544
International Paper Co. 3.65%, 6/15/24		1,781	1,780,215
Minsur SA 6.25%, 2/07/24(a)		714	788,694
Rio Tinto Finance USA PLC 2.875%, 8/21/22		2,220	2,200,952
3.50%, 3/22/22		760	794,661
Samarco Mineracao SA 4.125%, 11/01/22(a)		475	456,950
5.75%, 10/24/23(a)		960	1,027,680
Vale SA 5.625%, 9/11/42		433	447,796

			15,162,135

Capital Goods – 0.2%
Republic Services, Inc. 3.80%, 5/15/18		85	90,822
Yamana Gold, Inc. 4.95%, 7/15/24(a)		2,128	2,175,346

			2,266,168

Communications - Media – 1.0%
21st Century Fox America, Inc. 6.55%, 3/15/33		268	338,593
Comcast Corp. 4.25%, 1/15/33		965	1,002,764
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.45%, 4/01/24		1,065	1,142,662
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		681	727,308

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		Principal Amount (000)	U.S. $ Value

Omnicom Group, Inc. 3.625%, 5/01/22	U.S.$	1,008	$1,036,527
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,635,587
Time Warner, Inc. 7.625%, 4/15/31		380	526,212
Viacom, Inc. 3.875%, 4/01/24		1,016	1,038,386
WPP Finance 2010 4.75%, 11/21/21		417	461,300

			9,909,339

Communications - Telecommunications – 1.4%
America Movil SAB de CV 3.125%, 7/16/22		1,330	1,323,031
American Tower Corp. 5.05%, 9/01/20		2,750	3,029,598
Bell Canada 3.25%, 6/17/20	CAD	924	872,450
3.35%, 6/18/19		460	437,958
4.70%, 9/11/23		625	630,702
British Telecommunications PLC 2.00%, 6/22/15	U.S.$	1,215	1,228,646
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,750,281
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,100	1,062,072
Verizon Communications, Inc. 6.55%, 9/15/43	U.S.$	2,358	3,037,059

			14,371,797

Consumer Cyclical - Automotive – 0.2%
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)		2,650	2,659,973

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,133	1,195,738

Consumer Non-Cyclical – 1.2%
Actavis Funding SCS 3.85%, 6/15/24(a)		697	705,066
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,981,427

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Alicorp SAA 3.875%, 3/20/23(a)	U.S.$	1,060	$1,038,932
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	498,972
Kroger Co. (The) 3.40%, 4/15/22		242	246,194
Perrigo Co. PLC 4.00%, 11/15/23(a)		275	282,612
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,242,213
Tesco PLC Series E 6.125%, 2/24/22	GBP	1,300	2,508,169
Tyson Foods, Inc. 2.65%, 8/15/19	U.S.$	493	499,458
3.95%, 8/15/24		1,624	1,662,846

			12,665,889

Energy – 3.1%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	806,991
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,133,593
7.50%, 7/01/38		2,264	2,967,384
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		183	184,723
3.50%, 9/01/23		698	679,846
3.95%, 9/01/22		495	503,786
4.15%, 3/01/22		863	891,926
6.85%, 2/15/20		727	866,549
Nabors Industries, Inc. 5.10%, 9/15/23		2,590	2,867,000
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,084,533
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,573,743
Noble Holding International Ltd. 4.90%, 8/01/20		251	275,168
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,551,689
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		2,345	2,573,253
Southwestern Energy Co. 4.10%, 3/15/22		823	873,070
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		1,055	1,122,033

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weatherford International Ltd./Bermuda 9.625%, 3/01/19	U.S.$	1,540	$1,999,390
Williams Partners LP 3.90%, 1/15/25		943	951,776
4.50%, 11/15/23		425	453,678
5.25%, 3/15/20		2,198	2,459,184

			31,819,315

Technology – 0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	554,795
Baidu, Inc. 2.25%, 11/28/17		788	798,554
2.75%, 6/09/19		720	722,222
3.25%, 8/06/18		218	225,778
Hewlett-Packard Co. 2.75%, 1/14/19		215	220,085
3.75%, 12/01/20		1,317	1,382,122
Motorola Solutions, Inc. 3.50%, 3/01/23		1,650	1,612,636
7.50%, 5/15/25		290	373,075
Seagate HDD Cayman 4.75%, 1/01/25(a)		765	780,300
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		144	151,163
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,683	1,718,685
Total System Services, Inc. 2.375%, 6/01/18		791	789,348

			9,328,763

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,700,619
5.75%, 12/15/16		1,115	1,223,822

			2,924,441

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,708	1,739,801
5.00%, 4/07/18(a)		1,675	1,819,563
Ryder System, Inc. 5.85%, 11/01/16		930	1,017,896
7.20%, 9/01/15		908	965,012

			5,542,272

			107,845,830

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 10.1%
Banking – 7.3%
Bank of America Corp. 2.60%, 1/15/19	U.S.$	2,100	$2,120,469
4.20%, 8/26/24		1,340	1,360,222
4.875%, 4/01/44		3,345	3,578,545
Series L 5.65%, 5/01/18		1,130	1,270,801
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	3,009,146
BNP Paribas SA 5.00%, 1/15/21	U.S.$	2,966	3,346,642
5.186%, 6/29/15(a)(c)		846	858,690
BPCE SA 5.70%, 10/22/23(a)		1,947	2,155,933
Citigroup, Inc. 3.875%, 10/25/23		1,898	1,967,533
4.50%, 1/14/22		3,160	3,448,018
Compass Bank 5.50%, 4/01/20		4,989	5,444,526
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,486	1,528,370
Fifth Third Bancorp 2.30%, 3/01/19		1,132	1,136,348
Goldman Sachs Group, Inc. (The) 4.00%, 3/03/24		2,595	2,674,739
Series D 6.00%, 6/15/20		920	1,070,561
Series G 7.50%, 2/15/19		2,855	3,450,467
ING Bank NV 3.75%, 3/07/17(a)		1,600	1,689,408
JPMorgan Chase & Co. 4.625%, 5/10/21		857	947,684
Lloyds Bank PLC 6.50%, 9/14/20(a)		2,702	3,154,504
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	705,649
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	701,529
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		2,266	2,395,298
Morgan Stanley 5.625%, 9/23/19		1,126	1,286,675
Series F 3.875%, 4/29/24		2,640	2,709,316

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series G 5.45%, 1/09/17	U.S.$	1,615	$1,769,071
5.50%, 7/24/20		1,430	1,625,484
Murray Street Investment Trust I 4.647%, 3/09/17		272	292,593
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	4,059,940
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,130,261
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		605	635,250
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)(c)		430	435,375
Standard Chartered Bank Hong Kong Ltd. 5.875%, 6/24/20(a)		724	811,466
Standard Chartered PLC 4.00%, 7/12/22(a)		2,214	2,283,542
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,376,479
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		737	746,710
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		679	645,899
UBS AG/Stamford CT 7.50%, 7/15/25		2,889	3,677,336
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,512,475

			75,012,954

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,624,596

Insurance – 2.1%
Allied World Assurance Co., Holdings Ltd. 7.50%, 8/01/16		1,820	2,027,811
American International Group, Inc. 3.375%, 8/15/20		1,050	1,094,665
Five Corners Funding Trust 4.419%, 11/15/23(a)		1,060	1,129,411
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		685	698,397
5.125%, 4/15/22		600	685,543
5.50%, 3/30/20		922	1,054,538
Humana, Inc. 6.30%, 8/01/18		369	423,183

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.45%, 6/01/16	U.S.$	285	$311,676
7.20%, 6/15/18		610	723,859
Lincoln National Corp. 8.75%, 7/01/19		791	1,018,379
Markel Corp. 7.125%, 9/30/19		1,105	1,331,040
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,313,188
MetLife Capital Trust IV 7.875%, 12/15/37(a)		162	206,955
MetLife, Inc. 4.75%, 2/08/21		1,085	1,223,283
7.717%, 2/15/19		1,159	1,432,722
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	1,400	2,288,647
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	740	1,169,294
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	2,193,263
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		1,295	1,636,040

			21,961,894

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)		1,289	1,314,780

REITS – 0.3%
HCP, Inc. 6.00%, 1/30/17		2,195	2,438,586
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		568	571,141

			3,009,727

			103,923,951

Utility – 1.1%
Electric – 0.6%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	565,140
MidAmerican Energy Co. 4.40%, 10/15/44		1,595	1,701,289
Monongahela Power Co. 4.10%, 4/15/24(a)		1,059	1,135,076
TECO Finance, Inc. 4.00%, 3/15/16		745	780,945
5.15%, 3/15/20		915	1,030,221

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Union Electric Co. 6.70%, 2/01/19	U.S.$	315	$375,946

			5,588,617

Natural Gas – 0.4%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		1,515	1,639,931
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,518,800

			4,158,731

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,235,393

			10,982,741

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.6%
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24	U.S.$	1,189	1,238,221
Electricite de France SA 5.25%, 1/29/23(a)(c)		2,143	2,207,290
OCP SA 5.625%, 4/25/24(a)		654	691,605
Oleoducto Central SA 4.00%, 5/07/21(a)		1,041	1,061,820
Petrobras Global Finance BV 4.75%, 1/14/25	EUR	775	1,099,165

			6,298,101

Energy – 0.1%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)	U.S.$	1,361	1,439,258

			7,737,359

Total Corporates - Investment Grades (cost $213,916,145)			230,489,881

INFLATION-LINKED SECURITIES – 6.2%
United Kingdom – 2.0%
United Kingdom Gilt Inflation Linked Series 8MO 7.77%, 7/26/16(a)(d)	GBP	3,745	20,801,597

United States – 4.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)	U.S.$	41,997	42,752,142

Total Inflation-Linked Securities (cost $63,678,213)			63,553,739

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS- THROUGHS – 6.0%
Agency Fixed Rate 30-Year – 5.8%
Federal Home Loan Mortgage Corp. Gold 4.00%, 4/01/44	U.S.$	1,024	$1,091,938
Series 2006 4.50%, 5/01/36		40	43,728
Series 2007 5.50%, 7/01/35		1,025	1,150,374
Federal National Mortgage Association 3.00%, 9/01/42-11/01/43		8,296	8,274,844
4.00%, 5/01/44		9,084	9,702,278
4.00%, 10/25/44, TBA		32,914	34,766,700
Series 2003 5.50%, 4/01/33		815	915,688
Series 2004 5.50%, 4/01/34-11/01/34		2,516	2,828,285
Series 2005 5.50%, 2/01/35		625	702,757
Series 2006 5.00%, 1/01/36		2	2,016
Series 2007
4.50%, 8/01/37		222	239,733

			59,718,341

Agency ARMs – 0.2%
Federal Home Loan Mortgage Corp. 2.292%, 5/01/38(d)		1,445	1,547,379
Federal National Mortgage Association Series 2003 2.56%, 12/01/33(d)		765	822,282

			2,369,661

Total Mortgage Pass-Throughs (cost $61,161,976)			62,088,002

GOVERNMENTS - SOVEREIGN AGENCIES – 4.3%
Canada – 1.6%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	16,255	16,127,328

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45	U.S.$	737	790,916

France – 0.4%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)		4,014	4,044,123

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Germany – 1.9%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	3,900	$5,303,672
3.00%, 8/03/18(a)		1,400	2,037,923
KFW
1.125%, 10/16/18		4,460	6,081,815
3.875%, 1/21/19		4,410	6,714,562

			20,137,972

Qatar – 0.1%
Ooredoo International Finance Ltd. 3.875%, 1/31/28(a)	U.S.$	647	623,546

United Arab Emirates – 0.2%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(a)		819	830,098
3.875%, 5/06/24(a)		1,060	1,078,534
4.125%, 3/13/17(a)		757	805,970

			2,714,602

Total Governments - Sovereign Agencies (cost $45,383,098)			44,438,487

COMMERCIAL MORTGAGE - BACKED SECURITIES – 3.6%
Non-Agency Fixed Rate CMBS – 2.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		4,423	4,889,704
BHMS 2014-ATLS AFX Series 2014-ATLS 3.601%, 7/08/33(a)		2,570	2,579,304
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.975%, 3/15/49		2,387	2,535,479
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.212%, 12/10/49		3,690	4,102,183
Commercial Mortgage Pass-Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,470,281
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,615	1,597,927

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49	U.S.$	2,965	$3,173,366

			24,348,244

Non-Agency Floating Rate CMBS – 0.7%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.057%, 6/11/27(a)(e)		2,026	2,028,923
Series 2014-SAVA, Class A 1.305%, 6/15/34(a)(e)		1,713	1,711,468
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.075%, 6/15/29(a)(e)		2,672	2,670,378
Resource Capital Corp. Series 2014-CRE2, Class A 1.205%, 4/15/32(a)(e)		1,108	1,107,500

			7,518,269

Agency CMBS – 0.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,969,712

Total Commercial Mortgage-Backed Securities (cost $37,148,281)			36,836,225

COVERED BONDS – 3.0%
Aib Mortgage Bank Series E 4.875%, 6/29/17	EUR	665	977,915
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	786,219
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)	U.S.$	2,900	2,949,025
Bank of Scotland PLC Series E 4.75%, 6/08/22	EUR	3,180	5,371,500
BPCE SFH SA 3.625%, 5/12/16(a)		400	555,692
Series E 2.75%, 2/16/17		1,800	2,508,994

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Caisse Francaise de Financement Local Series E 3.50%, 9/16/16	EUR	883	$1,238,045
CaixaBank SA 5.125%, 4/27/16		1,250	1,766,645
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	4,738,790
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	3,190	3,199,739
Nationwide Building Society 3.125%, 10/13/16(a)	EUR	2,610	3,637,581
Santander Consumer Finance SA 3.875%, 3/23/16		1,300	1,796,124
Societe Generale SFH Series E 3.25%, 6/06/16(a)		900	1,246,299

Total Covered Bonds (cost $29,451,688)			30,772,568

AGENCIES – 2.1%
Agency Debentures – 1.9%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	U.S.$	22,014	19,433,387

Agency Subordinated – 0.2%
Federal National Mortgage Association Zero Coupon, 10/09/19		2,180	1,929,542

Total Agencies (cost $19,476,681)			21,362,929

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Chile – 0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,595	2,747,946

China – 0.4%
CNOOC Curtis Funding No. 1 Pty Ltd. 4.50%, 10/03/23(a)		687	732,426
Sinopec Group Overseas Development 2014 Ltd. 4.375%, 4/10/24(a)		1,389	1,460,138
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		2,436	2,539,416

			4,731,980

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	U.S.$	3,390	$3,827,642

Peru – 0.1%
Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	585,415

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,498,000

Total Quasi-Sovereigns (cost $14,429,721)			15,390,983

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
GSE Risk Share Floating Rate – 0.8%
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.355%, 2/25/24(e)		2,195	2,228,378
Series 2014-DN3, Class M2 2.557%, 8/25/24(e)		1,750	1,782,481
Series 2014-HQ1, Class M2 2.657%, 8/25/24(e)		920	939,218
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.155%, 10/25/23(e)		929	941,054
Series 2014-C01, Class M1 1.755%, 1/25/24(e)		2,412	2,419,026

			8,310,157

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.598%, 5/25/35		1,036	1,024,677

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.718%, 5/28/35		392	353,408

Total Collateralized Mortgage Obligations (cost $9,622,241)			9,688,242

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Communications - Media – 0.2%
Myriad International Holdings BV 6.00%, 7/18/20(a)	U.S.$	1,582	$1,719,942

Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		1,885	2,073,500

Total Emerging Markets - Corporate Bonds (cost $3,644,410)			3,793,442

CORPORATES - NON-INVESTMENT GRADES – 0.4%
Financial Institutions – 0.2%
Banking – 0.1%
Societe Generale SA 5.922%, 4/05/17(a)(c)		1,515	1,611,581

Insurance – 0.1%
ING Groep NV 5.775%, 12/08/15(c)		719	736,975

			2,348,556

Industrial – 0.2%
Communications - Telecommunications – 0.2%
United States Cellular Corp. 6.70%, 12/15/33		1,391	1,391,100

Total Corporates - Non-Investment Grades (cost $3,535,926)			3,739,656

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Indonesia – 0.4%
Indonesia Government International Bond 2.875%, 7/08/21(a)	EUR	404	540,125
3.375%, 4/15/23(a)	U.S.$	3,326	3,172,173

Total Governments - Sovereign Bonds (cost $3,843,529)			3,712,298

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO Series 2010 7.625%, 3/01/40 (cost $2,017,148)	U.S.$	1,985	$3,010,987

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,651,214)		2,340	2,881,850

ASSET-BACKED SECURITIES – 0.0%
Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.28%, 12/25/32(e)		342	328,900

Autos - Fixed Rate – 0.0%
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		152	152,322

Total Asset-Backed Securities (cost $495,373)			481,222

		Shares
SHORT-TERM INVESTMENTS – 5.7%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(f) (cost $23,062,845)		23,062,845	23,062,845

		Principal Amount (000)
U.S. Treasury Bills – 3.5%
U.S. Treasury Bill Zero Coupon 10/09/14 (cost $36,643,420)	U.S.$	36,644	36,643,420

Total Short-Term Investments (cost $59,706,265)			59,706,265

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U.S. $ Value

Total Investments – 102.5% (cost $1,029,366,729)	$1,057,122,005
Other assets less liabilities – (2.5)%	(25,457,461)

Net Assets – 100.0%	$1,031,664,544

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	587	December 2014	$69,549,378	$69,756,696	$(207,318)
U.S. T-Note 10 Yr (CBT) Futures	211	December 2014	26,430,705	26,539,844	(109,139)
U.S Long Bond (CBT) Futures	191	December 2014	26,548,690	26,757,906	(209,216)

					$(525,673)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	1,264	USD	1,168	9/12/14	$(11,283)
BNP Paribas SA	SGD	6,419	USD	5,166	9/12/14	26,381
Deutsche Bank AG	GBP	3,560	USD	5,950	10/14/14	41,770
Deutsche Bank AG	EUR	1,389	USD	1,833	10/16/14	7,456
Goldman Sachs Bank USA	JPY	7,360,961	USD	72,397	9/05/14	1,647,794
Goldman Sachs Bank USA	MXN	288,566	USD	22,235	9/05/14	170,884
Goldman Sachs Bank USA	CAD	29,622	USD	26,992	10/10/14	(227,136)
JPMorgan Chase Bank, NA	ZAR	18,378	USD	1,714	9/29/14	(2,237)
JPMorgan Chase Bank, NA	EUR	156,752	USD	206,794	10/16/14	775,993
Royal Bank of Scotland PLC	NZD	25,293	USD	21,333	9/19/14	209,491
Royal Bank of Scotland PLC	GBP	76,367	USD	126,879	10/14/14	140,178
State Street Bank & Trust Co.	DKK	24,595	USD	4,487	9/05/14	148,214
State Street Bank & Trust Co.	SEK	25,950	USD	3,821	9/05/14	108,045
State Street Bank & Trust Co.	USD	2,699	JPY	277,500	9/05/14	(31,761)
State Street Bank & Trust Co.	AUD	9,561	USD	8,916	9/12/14	(8,072)

						$2,995,717

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $380,425,379 or 36.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2014.

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(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Variable rate coupon, rate shown as of August 31, 2014.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2014.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
DKK	– Danish Krone
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
GSE	– Government-Sponsored Enterprise
OAT	– Obligations Assimilables du Trésor
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.1%
United States – 97.1%
U.S. Treasury Inflation Index
0.125%, 4/15/16-1/15/23 (TIPS)(a)	U.S.$	381,604	$385,977,778
0.125%, 7/15/24 (TIPS)		18,438	18,264,039
0.375%, 7/15/23 (TIPS)(a)		41,457	42,182,494
0.625%, 7/15/21 (TIPS)(a)		37,623	39,295,831
0.625%, 1/15/24 (TIPS)		46,397	48,013,434
1.125%, 1/15/21 (TIPS)(a)		27,396	29,378,275
1.25%, 7/15/20 (TIPS)(b)		46,519	50,404,256
1.375%, 1/15/20 (TIPS)		20,605	22,324,495
1.625%, 1/15/18 (TIPS)(a)		8,284	8,912,008
1.875%, 7/15/15-7/15/19 (TIPS)		36,537	38,003,716
2.125%, 1/15/19 (TIPS)		5,085	5,644,555
2.375%, 1/15/17 (TIPS)		13,679	14,752,440
2.50%, 7/15/16 (TIPS)(a)		32,888	35,197,709
2.625%, 7/15/17 (TIPS)		14,159	15,609,154

Total Inflation-Linked Securities (cost $748,653,274)			753,960,184

CORPORATES - INVESTMENT GRADES – 15.5%
Industrial – 9.0%
Basic – 1.6%
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	802,337
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		893	896,690
Dow Chemical Co. (The) 8.55%, 5/15/19		637	811,528
Glencore Funding LLC 3.125%, 4/29/19(c)		3,225	3,288,532
International Paper Co. 4.75%, 2/15/22		1,710	1,890,234
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,288,589
Minsur SA 6.25%, 2/07/24(c)		1,402	1,548,669
Rio Tinto Finance USA PLC 2.875%, 8/21/22		1,008	999,351
3.50%, 3/22/22		370	386,874
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	793,926

			12,706,730

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		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)	U.S.$	793	$803,904
Yamana Gold, Inc. 4.95%, 7/15/24(c)		1,588	1,623,331

			2,427,235

Communications - Media – 1.1%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,939,202
CBS Corp. 5.75%, 4/15/20		1,625	1,874,059
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		469	488,817
4.45%, 4/01/24		620	665,212
5.20%, 3/15/20		191	215,657
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	647,208
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(e)		906	944,505
Omnicom Group, Inc. 3.625%, 5/01/22		703	722,896
Viacom, Inc. 3.875%, 4/01/24		635	648,991

			8,146,547

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		1,355	1,492,766
AT&T, Inc. 5.35%, 9/01/40		1,397	1,562,199
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	144,828
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	948,187
Verizon Communications, Inc. 5.15%, 9/15/23		1,957	2,215,696
7.35%, 4/01/39		780	1,083,308

			7,446,984

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		337	372,046
5.875%, 8/02/21		1,166	1,370,234
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,664,466

			3,406,746

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		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Actavis Funding SCS 3.85%, 6/15/24(c)	U.S.$	517	$522,983
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,670,154
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		1,270	1,281,036
Kroger Co. (The) 3.40%, 4/15/22		1,324	1,346,945
Reynolds American, Inc. 3.25%, 11/01/22		899	880,023
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		696	735,136
Tyson Foods, Inc. 2.65%, 8/15/19		367	371,808
3.95%, 8/15/24		1,207	1,235,872

			8,043,957

Energy – 2.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		654	668,958
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,828,648
Enterprise Products Operating LLC 5.20%, 9/01/20		720	820,533
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,464,541
4.15%, 3/01/22		625	645,949
Marathon Petroleum Corp. 5.125%, 3/01/21		590	668,107
Nabors Industries, Inc. 5.10%, 9/15/23		715	791,469
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,713,096
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		2,065	2,265,999
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,751,456
Transocean, Inc. 6.375%, 12/15/21		5	5,659
6.50%, 11/15/20		1,395	1,577,848
Valero Energy Corp. 6.125%, 2/01/20		998	1,173,943
Williams Partners LP 3.80%, 2/15/15		1,660	1,682,287

			17,058,493

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		Principal Amount (000)	U.S. $ Value

Technology – 0.7%
Baidu, Inc. 3.25%, 8/06/18	U.S.$	977	$1,011,860
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,981,159
Seagate HDD Cayman 4.75%, 1/01/25(c)		740	754,800
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		98	102,875
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		1,230	1,256,080
Total System Services, Inc. 2.375%, 6/01/18		530	528,893

			5,635,667

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,772,621

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,031,991
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,120,024
5.85%, 11/01/16		630	689,542

			2,841,557

			69,486,537

Financial Institutions – 5.7%
Banking – 3.5%
Bank of America Corp. 4.20%, 8/26/24		1,011	1,026,257
5.625%, 7/01/20		705	807,934
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	830	1,387,551
6.86%, 6/15/32(c)(e)	U.S.$	255	284,963
BNP Paribas SA 5.186%, 6/29/15(c)(e)		502	509,530
BPCE SA 5.70%, 10/22/23(c)		1,390	1,539,161
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		361	371,293
Credit Suisse AG 6.50%, 8/08/23(c)		1,392	1,541,181
Danske Bank A/S 5.684%, 2/15/17(e)	GBP	772	1,339,310
Goldman Sachs Group, Inc. (The) 1.835%, 11/29/23(f)	U.S.$	1,550	1,601,913

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		Principal Amount (000)	U.S. $ Value

ING Bank NV 2.00%, 9/25/15(c)	U.S.$	1,995	$2,021,402
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		1,365	1,377,771
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	869,756
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		1,710	1,807,573
Morgan Stanley 5.625%, 9/23/19		348	397,658
Series G 5.50%, 7/24/20-7/28/21		1,397	1,599,923
Murray Street Investment Trust I 4.647%, 3/09/17		184	197,931
National Capital Trust II Delaware 5.486%, 3/23/15(c)(e)		1,090	1,104,715
PNC Bank NA 3.80%, 7/25/23		1,930	2,009,995
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(e)		735	771,750
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		285	329,887
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(c)(e)		340	344,250
Standard Chartered PLC 4.00%, 7/12/22(c)		1,900	1,959,679
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(c)		572	579,536
UBS AG/Stamford CT 5.875%, 7/15/16		655	712,902
7.625%, 8/17/22		929	1,102,078

			27,595,899

Insurance – 1.4%
American International Group, Inc. 6.40%, 12/15/20		1,660	2,000,624
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,330	1,519,619
6.10%, 10/01/41		760	969,366
Lincoln National Corp. 8.75%, 7/01/19		550	708,102
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		548	865,910
Prudential Financial, Inc. 5.625%, 6/15/43		940	1,008,150
Swiss Re Capital I LP 6.854%, 5/25/16(c)(e)		1,815	1,910,287

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		Principal Amount (000)	U.S. $ Value

XLIT Ltd. 5.25%, 9/15/14	U.S.$	1,590	$1,592,490

			10,574,548

REITS – 0.8%
HCP, Inc. 5.375%, 2/01/21		1,877	2,129,958
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,185,013
Trust F/1401 5.25%, 12/15/24(c)		1,555	1,648,300

			5,963,271

			44,133,718

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.3%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		1,478	1,404,874
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24		299	311,378
OCP SA 5.625%, 4/25/24(c)		515	544,613

			2,260,865

Energy – 0.1%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(c)		985	1,041,637

			3,302,502

Utility – 0.4%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		669	759,142
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	294,905

			1,054,047

Natural Gas – 0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,193,455

			3,247,502

Total Corporates - Investment Grades (cost $112,920,758)			120,170,259

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		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 10.8%
Autos - Fixed Rate – 6.6%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18	U.S.$	1,555	$1,559,708
Series 2014-1, Class A2 1.29%, 1/15/19		2,665	2,667,878
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		1,406	1,407,937
Series 2013-1, Class A2 0.49%, 6/08/16		160	160,183
Series 2013-3, Class A3 0.92%, 4/09/18		2,725	2,726,705
Series 2013-4, Class A3 0.96%, 4/09/18		1,085	1,087,520
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,069	1,069,190
Series 2014-A, Class A2 0.81%, 11/15/22(c)		837	836,569
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		3,140	3,225,605
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,591	1,594,862
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,585	1,580,881
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,100	1,099,813
Series 2013-3, Class A2 1.04%, 11/21/16		2,250	2,258,591
Series 2014-1, Class B 2.22%, 1/22/19		400	403,605
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		1,200	1,203,425
Series 2014-B, Class A 1.11%, 11/15/18(c)		1,220	1,215,969
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		706	705,389

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		Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)	U.S.$	374	$374,870
Series 2013-1A, Class A 1.29%, 10/16/17(c)		421	421,820
Series 2014-1A, Class A 1.29%, 5/15/18(c)		753	754,845
Series 2014-2A, Class A 1.06%, 8/15/18(c)		715	714,143
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		417	417,345
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	841	775,075
Series 2013-R4A, Class A1 1.487%, 8/15/15(c)		194	178,709
Series 2014-R2A, Class A1 1.353%, 3/15/16(c)		1,133	1,041,912
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	641,716
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,234	1,234,290
Series 2014-1, Class A1 1.20%, 2/15/19		1,873	1,872,386
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		780	780,195
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,702,840
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		82	81,589
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	596,955
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,315	1,315,846
Series 2014-A, Class A2A 0.48%, 6/15/16		1,263	1,262,795
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,201,328

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		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2012-3, Class D 3.64%, 5/15/18	U.S.$	1,485	$1,542,265
Series 2013-3, Class C 1.81%, 4/15/19		1,919	1,926,262
Series 2013-4, Class A3 1.11%, 12/15/17		2,105	2,111,613
Series 2013-5, Class A2A 0.64%, 4/17/17		578	578,321

			51,330,950

Autos - Floating Rate – 1.6%
Ally Master Owner Trust Series 2014-2, Class A 0.525%, 1/16/18(f)		2,342	2,344,065
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(c)(f)		3,034	3,040,895
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.535%, 1/15/18(f)		2,082	2,086,538
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.646%, 6/20/17(f)		3,340	3,345,127
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.707%, 12/10/27(c)(f)		1,815	1,818,916

			12,635,541

Credit Cards - Fixed Rate – 1.0%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,311,660
Series 2014-2, Class A 1.26%, 1/15/20		901	900,445
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,371,175
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,319,389
Series 2013-A, Class A 1.61%, 12/15/21		809	805,168
Series 2014-B, Class A 0.61%, 7/15/19		805	804,878

			7,512,715

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		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 0.7%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.515%, 12/16/19(f)	U.S.$	1,685	$1,689,584
Cabela’s Master Credit Card Trust Series 2014-1, Class A 0.505%, 3/16/20(f)		600	599,554
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(f)		1,619	1,625,092
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(f)		1,715	1,718,087

			5,632,317

Other ABS - Fixed Rate – 0.6%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		73	72,606
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		471	471,627
Series 2013-C, Class A2 0.63%, 1/17/17		720	720,165
Series 2013-D, Class A2 0.49%, 3/15/17		1,868	1,868,489
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(c)		1,729	1,728,816

			4,861,703

Other ABS - Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.536%, 7/20/19(f)		1,993	1,993,464

Total Asset-Backed Securities (cost $83,890,402)			83,966,690

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.4%
Non-Agency Fixed Rate CMBS – 5.9%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,250	3,593,218
Series 2007-5, Class AM 5.772%, 2/10/51		618	666,057

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		Principal Amount (000)	U.S. $ Value

BHMS 2014-ATLS AFX Series 2014-ATLS 3.601%, 7/08/33(c)	U.S.$	1,950	$1,957,059
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		1,970	1,997,994
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.975%, 3/15/49		572	607,067
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.969%, 5/15/46		2,045	2,249,930
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class A4 5.444%, 3/10/39		3,382	3,658,822
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		898	878,500
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,296,016
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,365,725
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		1,991	2,014,541
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,702	1,678,249
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		544	543,416
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,939	2,068,310
Series 2007-CB19, Class AM 5.892%, 2/12/49		700	753,837
Series 2007-LD12, Class AM 6.217%, 2/15/51		598	662,639
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,869	4,218,656
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,593	1,764,454
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,150	1,172,620

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)	U.S.$	1,211	$1,217,237
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,270	1,366,200
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		4,674	5,001,811
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,511,676
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	317,355
Series 2012-C4, Class A5 2.85%, 12/10/45		637	624,731
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,776	1,802,620
Series 2014-C20, Class A2 3.036%, 5/15/47		1,218	1,261,252

			46,249,992

Non-Agency Floating Rate CMBS – 1.1%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.057%, 6/11/27(c)(f)		1,490	1,492,455
Series 2014-SAVA, Class A 1.305%, 6/15/34(c)(f)		1,270	1,268,697
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.856%, 12/05/31(c)(f)		1,010	1,009,693
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.075%, 6/15/29(c)(f)		1,987	1,985,794
PFP III Series 2014-1, Class A 1.326%, 6/14/31(c)(f)		1,650	1,653,349
Resource Capital Corp. Series 2014-CRE2, Class A 1.205%, 4/15/32(c)(f)		827	827,000

			8,236,988

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		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	U.S.$	2,715	$2,820,647

Total Commercial Mortgage-Backed Securities (cost $57,682,682)			57,307,627

CORPORATES - NON-INVESTMENT GRADES – 2.3%
Industrial – 1.1%
Basic – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		730	786,575
Novelis, Inc./GA 8.375%, 12/15/17		166	175,545

			962,120

Communications - Media – 0.1%
Univision Communications, Inc. 6.875%, 5/15/19(c)		596	631,760

Communications - Telecommunications – 0.1%
Sprint Corp. 7.875%, 9/15/23(c)		810	868,725

Consumer Cyclical - Automotive – 0.0%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		352	382,800

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19		632	632,000
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	383,075

			1,015,075

Consumer Non-Cyclical – 0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		278	289,120

Energy – 0.5%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		758	797,037
Cimarex Energy Co. 4.375%, 6/01/24		567	590,389

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ONEOK, Inc. 4.25%, 2/01/22	U.S.$	1,321	$1,319,721
Paragon Offshore PLC 6.75%, 7/15/22(c)		117	106,470
7.25%, 8/15/24(c)		671	613,965
SM Energy Co. 6.50%, 1/01/23		74	80,290

			3,507,872

Services – 0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(c)		699	764,531

Technology – 0.1%
Numericable Group SA 5.375%, 5/15/22(c)	EUR	283	394,122

Transportation - Services – 0.0%
Hertz Corp. (The) 6.75%, 4/15/19	U.S.$	81	84,949

			8,901,074

Financial Institutions – 1.0%
Banking – 0.9%
Bank of Ireland Series MPLE 2.062%, 9/22/15(f)	CAD	1,060	938,333
Barclays Bank PLC 7.625%, 11/21/22	U.S.$	596	669,382
7.75%, 4/10/23		686	763,175
Credit Agricole SA 7.875%, 1/23/24(c)(e)		368	397,440
Credit Suisse Group AG 7.50%, 12/11/23(c)(e)		305	332,450
HBOS Capital Funding LP 4.939%, 5/23/16(e)	EUR	2,440	3,205,913
Societe Generale SA 4.196%, 1/26/15(e)		396	521,027
5.922%, 4/05/17(c)(e)	U.S.$	230	244,663

			7,072,383

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		539	588,857

			7,661,240

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21		700	801,500

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		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 6.25%, 5/01/24(c)	U.S.$	532	$549,290

			1,350,790

Total Corporates - Non-Investment Grades (cost $17,673,197)			17,913,104

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)		586	620,538

China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		1,910	2,007,143

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		1,328	1,540,347

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,693,647

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		900	940,500

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,796,700

Total Quasi-Sovereigns (cost $8,127,309)			8,598,875

MORTGAGE PASS-THROUGHS – 1.0%
Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 4.00%, 9/01/43 (cost $7,451,164)		7,022	7,500,039

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
GSE Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Series 2014-DN2, Class M1 1.005%, 4/25/24(f)	U.S.$	779	$771,998
Series 2014-DN3, Class M3 4.157%, 8/25/24(f)		1,965	2,040,158
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.405%, 11/25/23(f)		1,940	2,083,544
Federal National Mortgage Association Series 2014-C03, Class 1M1 1.355%, 7/25/24(f)		769	766,483
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.555%, 1/25/24(f)		928	1,012,928
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 3.755%, 4/25/24(f)		547	551,285

Total Collateralized Mortgage Obligations (cost $6,939,352)			7,226,396

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Communications - Telecommunications – 0.1%
Comcel Trust 6.875%, 2/06/24(c)		387	425,700

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	815,100
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)		761	559,335
11.75%, 2/09/22(c)		270	195,750

			1,570,185

Total Emerging Markets - Corporate Bonds (cost $1,725,078)			1,995,885

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Bond Inflation Protection Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Insurance – 0.1%
Allstate Corp. (The) 5.10% (cost $740,144)		27,700	$709,120

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45 (cost $543,376)	U.S.$	547	587,016

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g) (cost $11,351,099)		11,351,099	11,351,099

Total Investments – 138.0% (cost $1,057,697,835)			1,071,286,294
Other assets less liabilities – (38.0)%			(294,907,932)

Net Assets – 100.0%			$776,378,362

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S Ultra Bond (CBT) Futures	32	December 2014	$4,885,802	$4,976,000	$90,198

Sold Contracts
U.S Long Bond (CBT) Futures	35	December 2014	4,864,943	4,903,281	(38,338)
U.S. T-Note 10 Yr (CBT) Futures	376	December 2014	47,099,266	47,293,750	(194,484)
U.S. T-Note 5 Yr (CBT) Futures	598	December 2014	70,852,688	71,063,891	(211,203)
U.S T-Note 2 Yr (CBT) Futures	277	December 2014	60,619,270	60,675,985	(56,715)

					$(410,542)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

Bond Inflation Protection Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutche Bank AG	USD	1,985	KRW	2,014,772	9/19/14	$(108)
Deutche Bank AG	CAD	9,765	USD	8,905	10/10/14	(67,491)
Goldman Sachs Bank USA	USD	3,857	JPY	393,341	9/05/14	(76,682)
Goldman Sachs Bank USA	USD	7,656	NOK	47,288	9/05/14	(26,625)
Goldman Sachs Bank USA	AUD	6,751	USD	6,278	9/12/14	(23,082)
Goldman Sachs Bank USA	KRW	2,010,757	USD	1,951	9/19/14	(29,391)
Goldman Sachs Bank USA	NZD	4,722	USD	3,994	9/19/14	50,930
JPMorgan Chase Bank NA	GBP	696	USD	1,156	10/14/14	1,219
Royal Bank of Scotland PLC	JPY	1,203,787	USD	11,838	9/05/14	268,345
Royal Bank of Scotland PLC	NOK	47,288	USD	7,642	9/05/14	12,738
Royal Bank of Scotland PLC	USD	7,504	EUR	5,686	10/16/14	(29,902)
UBS AG	EUR	10,053	USD	13,269	10/16/14	56,581

						$136,532

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.77%	$15,424	$(1,487,514)	$(545,238)
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.77	6,183	(596,247)	(381,957)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.57	23,810	(524,313)	(200,955)

				$(2,608,074)	$(1,128,150)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	22,770	4/29/17	3 Month BKBM	4.274%	$278,546
Morgan Stanley & Co., LLC/(CME Group)		$43,660	5/06/19	3 Month LIBOR	7.751%	363,961
Morgan Stanley & Co., LLC/(CME Group)		8,240	7/02/19	3 Month LIBOR	1.701%	10,492
Morgan Stanley & Co., LLC/(CME Group)		3,630	6/25/21	2.243%	3 Month LIBOR	(44,452)
Morgan Stanley & Co., LLC/(CME Group)		4,910	1/14/24	2.980%	3 Month LIBOR	(249,077)
Morgan Stanley & Co., LLC/(CME Group)		4,330	2/14/24	2.889%	3 Month LIBOR	(173,841)
Morgan Stanley & Co., LLC/(CME Group)		6,120	4/28/24	2.817%	3 Month LIBOR	(251,106)

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Bond Inflation Protection Portfolio—Portfolio of Investments

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$4,360	5/06/24	2.736%	3 Month LIBOR	$(143,451)
Morgan Stanley & Co., LLC/(CME Group)	3,520	5/29/24	3 Month LIBOR	2.628%	74,019
Morgan Stanley & Co., LLC/(CME Group)	2,650	6/05/24	2.710%	3 Month LIBOR	(72,481)
Morgan Stanley & Co., LLC/(CME Group)	8,860	7/02/24	2.632%	3 Month LIBOR	(158,733)
Morgan Stanley & Co., LLC/(CME Group)	4,440	7/10/24	2.674%	3 Month LIBOR	(93,568)
Morgan Stanley & Co., LLC/(CME Group)	3,550	7/18/24	3 Month LIBOR	2.668%	70,500

					$(389,191)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Societe Generale, 5.25% 3/28/13, 12/20/17*	3.00%	0.49%	EUR	1,400	$163,420	$55,384	$108,036
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.29		$2,140	50,500	(45,988)	96,488
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.96		826	2,342	(10,728)	13,070
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.96		484	1,374	(5,645)	7,019
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.96		336	954	(4,369)	5,323
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.96		334	947	(4,335)	5,282

					$219,537	$(15,681)	$235,218

*	Termination date

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

Bond Inflation Protection Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$17,500	7/15/16	2.075%	CPI	#	$(61,718)
Morgan Stanley Capital Services LLC	10,900	7/15/17	1.955%	CPI	#	56,680

						$(5,038)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,590	1/17/22	2.050%	3 Month LIBOR	$59,183
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(678,286)
Morgan Stanley Capital Services LLC	5,480	2/21/42	2.813%	3 Month LIBOR	260,040
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 Month LIBOR	146,790

					$(212,273)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2014
Bank of America+	0.09%	—	$7,243,120
Barclays	0.01%	9/02/14	34,048,913
Barclays	0.12%	9/16/14	34,142,861
Barclays+	0.08%	—	92,095,261
BNP Paribas Securities	0.13%	10/14/14	14,702,312
HSBC+	0.10%	—	20,430,493
HSBC	0.16%	10/08/14	12,301,476
HSBC+	0.10%	—	14,247,090
JP Morgan Chase	0.14%	11/19/14	50,525,786
JP Morgan Chase	0.15%	9/02/14	53,916,789

			$333,654,101

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2014

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

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Bond Inflation Protection Portfolio—Portfolio of Investments

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $112,167,704 or 14.4% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2014.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Floating Rate Security. Stated interest rate was in effect at August 31, 2014.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
BKBM	– Bank Bill Benchmark (New Zealand)
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
CME	– Chicago Mercantile Exchange
EURIBOR	– Euro Interbank Offered Rate
FHLMC	– Federal Home Loan Mortgage Corporation
GSE	– Government-Sponsored Enterprise
INTRCONX	– Inter-Continental Exchange
JSC	– Joint Stock Company
LIBOR	– London Interbank Offered Rates
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 74.0%
Industrial – 61.8%
Basic – 5.5%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	130	$143,975
Aleris International, Inc. 7.625%, 2/15/18		519	538,462
7.875%, 11/01/20		230	239,200
ArcelorMittal 6.00%, 3/01/21		249	268,298
6.125%, 6/01/18		1,330	1,448,037
7.25%, 3/01/41		681	721,009
7.50%, 10/15/39		837	910,237
Arch Coal, Inc. 7.25%, 6/15/21		594	393,525
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)		380	393,775
Ashland, Inc. 3.875%, 4/15/18		65	66,544
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		275	299,750
Cliffs Natural Resources, Inc. 6.25%, 10/01/40		227	197,056
Commercial Metals Co. 6.50%, 7/15/17		336	366,240
Emeco Pty Ltd. 9.875%, 3/15/19(a)		1,042	1,047,210
FMG Resources August 206 Pty Ltd. 6.875%, 4/01/22(a)(b)		485	528,347
8.25%, 11/01/19(a)		500	547,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 2/01/18		102	105,825
Huntsman International LLC 8.625%, 3/15/21		831	912,022
Ineos Finance PLC 7.50%, 5/01/20(a)		376	406,080
8.375%, 2/15/19(a)		425	461,125
Ineos Group Holdings SA 5.75%, 2/15/19(a)	EUR	275	372,176
5.875%, 2/15/19(a)	U.S.$	375	384,375
6.125%, 8/15/18(a)		345	356,213
Jefferson Smurfit Corp./US 8.25%, 10/01/49(c)		630	315
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		696	704,700

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High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kerling PLC 10.625%, 2/01/17(a)	EUR	255	$352,648
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)	U.S.$	587	636,895
Molycorp, Inc. 3.25%, 6/15/16(b)^		385	293,563
10.00%, 6/01/20(b)		990	824,175
Momentive Performance Materials, Inc. 8.875%, 10/15/20(d)		461	432,188
Novelis, Inc./GA 8.75%, 12/15/20		509	563,081
Peabody Energy Corp. 6.00%, 11/15/18		1,032	1,062,960
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		501	521,040
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		400	426,000
11.25%, 10/15/18		80	88,800
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		700	726,250
Smurfit-stone Container Enterp 8.00%, 3/15/17(c)		650	325
Steel Dynamics, Inc. 5.25%, 4/15/23		307	311,605
6.125%, 8/15/19		515	551,050
Thompson Creek Metals Co., Inc.
7.375%, 6/01/18		116	116,000
9.75%, 12/01/17		500	561,875
TPC Group, Inc. 8.75%, 12/15/20(a)		622	685,755

			19,966,206

Capital Goods – 5.3%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		328	350,960
Ardagh Packaging Finance PLC 9.125%, 10/15/20(a)		230	251,850
9.25%, 10/15/20(a)	EUR	145	208,480
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)	U.S.$	570	564,300
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(a)		588	555,660
Befesa Zinc SAU Via Zinc Capital SA 8.875%, 5/15/18(a)	EUR	100	140,159

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 5.625%, 12/15/16(a)	U.S.$	575	$585,063
6.00%, 6/15/17(a)		171	173,565
Bombardier, Inc. 6.00%, 10/15/22(a)		1,135	1,154,862
6.125%, 1/15/23(a)(b)		975	999,375
7.45%, 5/01/34(a)		564	572,460
CNH Industrial Capital LLC 3.625%, 4/15/18		770	775,775
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	521,250
HD Supply, Inc. 7.50%, 7/15/20		1,060	1,139,500
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		572	626,340
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		308	331,870
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		90	89,100
Officine Maccaferri SpA 5.75%, 6/01/21(a)	EUR	550	733,513
Rexel SA 5.25%, 6/15/20(a)	U.S.$	502	512,040
6.125%, 12/15/19(a)		645	672,412
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		540	564,300
8.25%, 2/15/21		1,309	1,428,446
9.00%, 4/15/19		1,885	1,979,250
9.875%, 8/15/19		400	443,500
RSI Home Products, Inc. 6.875%, 3/01/18(a)		1,012	1,062,600
Sealed Air Corp. 6.875%, 7/15/33(a)		681	708,240
8.125%, 9/15/19(a)		310	338,675
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		518	574,980
TransDigm, Inc. 6.00%, 7/15/22(a)		530	539,275
6.50%, 7/15/24(a)		616	631,400

			19,229,200

Communications - Media – 7.2%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	555	1,030,798

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25%, 2/15/22(a)	U.S.$	186	$190,185
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		785	781,075
5.75%, 1/15/24		1,175	1,201,437
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		644	638,365
6.375%, 9/15/20(a)		490	514,500
Clear Channel Communications, Inc. 6.875%, 6/15/18		1,231	1,181,760
9.00%, 12/15/19		390	403,650
10.00%, 1/15/18		475	442,938
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		525	559,125
Series A 7.625%, 3/15/20		100	106,750
Series B 6.50%, 11/15/22		775	829,250
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	523,462
CSC Holdings LLC 5.25%, 6/01/24(a)		362	358,380
7.625%, 7/15/18		1,140	1,302,450
DISH DBS Corp. 6.75%, 6/01/21		350	391,545
Gannett Co., Inc. 6.375%, 10/15/23(a)		710	754,375
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,090,450
Intelsat Jackson Holdings SA 5.50%, 8/01/23		2,734	2,723,747
7.25%, 10/15/20		1,900	2,033,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		350	362,688
Radio One, Inc. 9.25%, 2/15/20(a)		308	320,320
RR Donnelley & Sons Co. 7.25%, 5/15/18		523	589,682
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		915	912,712
6.125%, 10/01/22		576	604,800
Sirius XM Radio, Inc. 5.875%, 10/01/20(a)		381	398,621
6.00%, 7/15/24(a)		761	791,440
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		745	767,350

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(a)	EUR	420	$589,109
Time, Inc. 5.75%, 4/15/22(a)	U.S.$	429	427,928
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)		332	361,050
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		580	593,050
Univision Communications, Inc. 5.125%, 5/15/23(a)		149	156,078
6.75%, 9/15/22(a)		335	367,663
8.50%, 5/15/21(a)		650	711,750
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		550	581,625
Virgin Media Finance PLC 6.375%, 4/15/23(a)		545	580,425
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(e)		152	156,180

			26,329,713

Communications - Telecommunications – 6.4%
Altice SA 7.75%, 5/15/22(a)		1,013	1,076,312
CenturyLink, Inc. Series T 5.80%, 3/15/22		265	279,575
Series U 7.65%, 3/15/42		760	767,600
Series W 6.75%, 12/01/23		335	370,803
Columbus International, Inc. 7.375%, 3/30/21(a)		479	517,320
Crown Castle International Corp. 4.875%, 4/15/22		412	419,210
Frontier Communications Corp. 7.625%, 4/15/24		1,068	1,134,750
7.875%, 1/15/27		127	131,445
9.00%, 8/15/31		545	588,600
Level 3 Communications, Inc. 8.875%, 6/01/19		169	182,520
Level 3 Financing, Inc. 6.125%, 1/15/21(a)		642	677,310
7.00%, 6/01/20		800	862,000
Sprint Capital Corp. 6.875%, 11/15/28		3,030	2,954,250
8.75%, 3/15/32		300	334,500

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Communications, Inc. 6.00%, 11/15/22(b)	U.S.$	425	$423,938
9.00%, 11/15/18(a)		945	1,123,369
Sprint Corp. 7.25%, 9/15/21(a)		520	551,200
7.875%, 9/15/23(a)		938	1,006,005
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	350	485,176
T-Mobile USA, Inc. 6.25%, 4/01/21	U.S.$	900	933,750
6.50%, 1/15/24		715	743,600
6.542%, 4/28/20		600	630,000
6.625%, 4/01/23		239	251,548
6.731%, 4/28/22		420	443,100
Telecom Italia Capital SA 6.375%, 11/15/33		1,050	1,080,187
Telecom Italia SpA 5.303%, 5/30/24(a)		375	381,563
tw telecom holdings, Inc. 6.375%, 9/01/23		260	293,800
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		380	380,950
6.50%, 4/30/20(a)		1,430	1,530,100
7.375%, 4/23/21(a)		407	429,385
Windstream Corp. 7.50%, 4/01/23		715	761,475
7.875%, 11/01/17		675	767,812
8.125%, 9/01/18		900	939,375

			23,452,528

Consumer Cyclical - Automotive – 2.2%
Affinia Group, Inc. 7.75%, 5/01/21		579	596,370
Allison Transmission, Inc. 7.125%, 5/15/19(a)		298	315,135
Autodis SA 6.50%, 2/01/19(a)	EUR	415	570,187
Banque PSA Finance SA 4.375%, 4/04/16(a)	U.S.$	520	533,000
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	444,080
Exide Technologies 8.625%, 2/01/18(f)		586	228,540
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		214	211,860
General Motors Financial Co., Inc. 2.625%, 7/10/17		425	426,926
3.25%, 5/15/18		369	371,768
3.50%, 7/10/19		380	382,720
6.75%, 6/01/18		760	854,050

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LKQ Corp. 4.75%, 5/15/23	U.S.$	609	$595,298
Meritor, Inc. 8.125%, 9/15/15		185	198,801
Rhino Bondco SpA 5.742%, 12/15/19(a)(g)	EUR	200	264,104
7.25%, 11/15/20(a)		275	384,100
Schaeffler Holding Finance BV 6.875%, 8/15/18(a) (e)		544	753,387
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		312	437,753
Titan International, Inc. 6.875%, 10/01/20	U.S.$	360	361,800

			7,929,879

Consumer Cyclical - Entertainment – 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 6/01/24(a)		167	167,835
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		284	306,010
Pinnacle Entertainment, Inc. 7.50%, 4/15/21		373	400,042
Regal Entertainment Group 5.75%, 3/15/22		385	394,625

			1,268,512

Consumer Cyclical - Other – 2.4%
Boyd Gaming Corp. 9.00%, 7/01/20		870	935,250
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	209,550
DR Horton, Inc. 6.50%, 4/15/16		745	796,219
Gtech SpA 8.25%, 3/31/66(a)	EUR	730	1,031,122
Isle of Capri Casinos, Inc. 7.75%, 3/15/19	U.S.$	545	576,337
KB Home 4.75%, 5/15/19		290	290,000
Lennar Corp. Series B 6.50%, 4/15/16		750	806,250
M/I Homes, Inc. 8.625%, 11/15/18		790	833,450
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	389,425

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryland Group, Inc. (The) 6.625%, 5/01/20	U.S.$	335	$358,450
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		503	543,240
Standard Pacific Corp. 8.375%, 5/15/18		500	580,000
Studio City Finance Ltd. 8.50%, 12/01/20(a)		1,025	1,132,881
Toll Brothers Finance Corp. 4.00%, 12/31/18		157	159,748

			8,641,922

Consumer Cyclical - Restaurants – 0.2%
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)	GBP	330	547,844
Twinkle Pizza Holdings PLC 8.625%, 8/01/22(a)		103	172,733
Twinkle Pizza PLC 6.625%, 8/01/21 (a)		107	179,628

			900,205

Consumer Cyclical - Retailers – 2.7%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	357	390,915
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	669	1,168,949
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	544	565,760
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(b)(e)		910	889,525
CST Brands, Inc. 5.00%, 5/01/23(b)		1,572	1,572,000
DFS Furniture Holdings PLC 7.625%, 8/15/18(a)	GBP	305	528,220
Group 1 Automotive, Inc. 5.00%, 6/01/22(a)	U.S.$	410	406,925
L Brands, Inc. 8.50%, 6/15/19		820	988,100
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)		760	796,100
Murphy Oil USA, Inc. 6.00%, 8/15/23		204	216,240
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(e)		179	194,663

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Look Bondco I PLC 8.375%, 5/14/18(a)	U.S.$	710	$752,600
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	470	797,827
Toys R Us – Delaware, Inc. 7.375%, 9/01/16(a)	U.S.$	352	335,280
Wolverine World Wide, Inc. 6.125%, 10/15/20		251	267,001

			9,870,105

Consumer Non-Cyclical – 9.7%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		750	789,375
Alere, Inc. 6.50%, 6/15/20		62	62,698
8.625%, 10/01/18		739	775,950
Amsurg Corp. 5.625%, 7/15/22(a)		208	212,680
Aramark Services, Inc. 5.75%, 3/15/20		244	255,590
Big Heart Pet Brands 7.625%, 2/15/19		350	361,375
Biomet, Inc. 6.50%, 10/01/20		465	495,806
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	121	192,379
5.50%, 7/15/21(a)		225	354,428
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(e)	U.S.$	725	741,312
Care UK Health & Social Care PLC 5.557%, 7/15/19(a)(g)	GBP	233	377,145
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	850	1,205,143
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(a)	U.S.$	2,726	2,896,375
7.125%, 7/15/20		685	741,512
Elli Finance UK PLC 8.75%, 6/15/19(a)	GBP	503	907,271
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	225	228,938
Endo Finance LLC & Endo Finco, Inc. 7.00%, 7/15/19(a)		670	712,713
7.25%, 1/15/22(a)		255	276,356
Envision Healthcare Corp. 5.125%, 7/01/22(a)		395	398,950
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,535	1,454,412

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	215	$356,486
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22(a)	U.S.$	270	277,425
HCA, Inc. 6.50%, 2/15/20		1,545	1,728,469
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	735	1,017,257
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19	U.S.$	1,210	1,282,600
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.13% PIK), 10/15/17(a)(e)		422	434,133
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		995	1,082,062
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,132,994
Labco SA 8.50%, 1/15/18(a)	EUR	400	557,115
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)	U.S.$	339	346,204
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		185	193,556
New Albertsons, Inc. 7.45%, 8/01/29		519	487,860
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		360	381,600
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75% (8.75% Cash or 9.50% PIK), 8/15/19(a)(e)		103	105,833
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		900	987,750
Post Holdings, Inc. 7.375%, 2/15/22		407	427,350
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	665	1,150,368
R&R Ice Cream PLC 5.50%, 5/15/20(a)		358	585,455
Salix Pharmaceuticals Ltd. 6.00%, 1/15/21(a)	U.S.$	176	190,960
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		660	686,400
5.875%, 8/01/21(a)		220	235,400
Spectrum Brands, Inc. 6.625%, 11/15/22		464	502,280

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Stretford 79 PLC 6.25%, 7/15/21(a)	GBP	225	$371,666
Sun Products Corp. (The) 7.75%, 3/15/21(a)	U.S.$	333	268,065
Tenet Healthcare Corp. 6.875%, 11/15/31		928	909,440
8.00%, 8/01/20		1,040	1,123,200
8.125%, 4/01/22		1,308	1,505,835
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	417,335
Valeant Pharmaceuticals International 6.375%, 10/15/20(a)		800	837,000
6.875%, 12/01/18(a)		825	859,031
7.00%, 10/01/20(a)		1,215	1,290,937
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	100	170,996

			35,343,470

Energy – 10.3%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24	U.S.$	534	561,501
Antero Resources Corp. 5.125%, 12/01/22(a)		325	329,875
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21		992	1,076,320
Atwood Oceanics, Inc. 6.50%, 2/01/20		700	742,000
Basic Energy Services, Inc. 7.75%, 2/15/19		500	527,500
Bill Barrett Corp. 7.625%, 10/01/19		400	422,000
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		360	363,600
6.75%, 4/15/21		123	129,150
Bristow Group, Inc. 6.25%, 10/15/22		222	233,655
CHC Helicopter SA 9.25%, 10/15/20		548	598,799
Chesapeake Energy Corp. 2.50%, 5/15/37^		1,225	1,268,641
4.875%, 4/15/22		360	376,632
6.875%, 11/15/20		1,200	1,392,000
Cimarex Energy Co. 4.375%, 6/01/24		425	442,531
Denbury Resources, Inc. 4.625%, 7/15/23		315	303,975
5.50%, 5/01/22		707	724,675

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

El Paso LLC 7.00%, 6/15/17	U.S.$	651	$735,630
Series G 7.75%, 1/15/32		195	244,238
7.80%, 8/01/31		229	283,960
Energy Transfer Equity LP 5.875%, 1/15/24		406	428,838
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		135	141,075
9.25%, 12/15/17		450	477,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	868,265
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22(a)		950	954,750
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		304	318,044
Hiland Partners LP/Hiland Partners Finance Corp. 5.50%, 5/15/22(a)		185	186,850
7.25%, 10/01/20(a)		747	804,892
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	554,539
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22(a)		614	647,770
Key Energy Services, Inc. 6.75%, 3/01/21		676	686,140
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		1,114	1,172,485
Kodiak Oil & Gas Corp. 5.50%, 2/01/22		380	400,900
Laredo Petroleum, Inc. 7.375%, 5/01/22		575	629,625
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21(a)		149	150,863
8.00%, 12/01/20		205	220,375
Linn Energy LCC/Linn Energy Finance Corp. 6.25%, 11/01/19		2,224	2,296,280
Memorial Resource Development Corp. 5.875%, 7/01/22(a)		578	586,670
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		371	391,405
Oasis Petroleum, Inc. 6.875%, 3/15/22		582	635,835
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	493,867

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pacific Drilling SA 5.375%, 6/01/20(a)	U.S.$	936	$912,600
Paragon Offshore PLC 6.75%, 7/15/22(a)		266	242,060
7.25%, 8/15/24(a)		873	798,795
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		348	367,140
PHI, Inc. 5.25%, 3/15/19		455	460,687
Precision Drilling Corp. 6.50%, 12/15/21		299	317,688
QEP Resources, Inc. 5.375%, 10/01/22(b)		1,080	1,105,650
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		571	575,282
5.00%, 10/01/22		635	656,431
5.50%, 4/15/23		387	405,383
Rosetta Resources, Inc. 5.875%, 6/01/24		611	621,692
Sabine Pass Liquefaction LLC 5.625%, 2/01/21		1,000	1,055,000
5.75%, 5/15/24(a)		906	942,240
6.25%, 3/15/22(a)		565	613,025
Sanchez Energy Corp. 6.125%, 1/15/23(a)		243	251,505
7.75%, 6/15/21		430	477,300
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		684	752,400
SM Energy Co. 5.00%, 1/15/24		325	328,250
6.50%, 1/01/23		37	40,145
Southern Star Central Corp. 5.125%, 7/15/22(a)		380	384,750
Tervita Corp. 8.00%, 11/15/18(a)		631	654,662
10.875%, 2/15/18(a)		332	344,450
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		377	385,483
W&T Offshore, Inc. 8.50%, 6/15/19		550	588,500
Whiting Petroleum Corp. 5.00%, 3/15/19		299	315,445

			37,399,713

Other Industrial – 2.7%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		1,210	1,258,400
10.75%, 10/15/19(a)		200	199,500

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

B456 Systems, Inc. 3.75%, 4/15/16(c)(h)^	U.S.$	270	$13,500
General Cable Corp. 4.50%, 11/15/29^		298	264,661
5.75%, 10/01/22		387	385,065
Interline Brands, Inc. 10.00% (9.25% Cash and 0.75% PIK), 11/15/18(e)		590	623,925
Laureate Education, Inc. 9.25%, 9/01/19(a)		1,259	1,290,475
Modular Space Corp. 10.25%, 1/31/19(a)		487	505,263
NANA Development Corp. 9.50%, 3/15/19(a)		1,156	1,115,540
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		537	515,520
13.00% (5.00% Cash and 8.00% PIK), 3/15/18(e)		364	405,860
Novafives SAS 4.206%, 6/30/20(a)(g)	EUR	140	184,781
4.50%, 6/30/21(a)		430	573,191
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	422	444,155
Trionista Holdco GmbH 5.00%, 4/30/20(a)	EUR	413	562,995
Trionista TopCo GmbH 6.875%, 4/30/21(a)		253	355,699
Xella Holdco Finance SA 9.125% (9.125% Cash or 9.875% PIK), 9/15/18(a)(e)		820	1,142,085

			9,840,615

Services – 1.1%
ADT Corp. (The) 4.125%, 4/15/19(b)	U.S.$	446	447,115
6.25%, 10/15/21(b)		270	285,525
Carlson Travel Holdings, Inc. 7.50%, 8/15/19(a)		244	250,710
Cerved Group SpA 6.375%, 1/15/20(a)	EUR	241	338,037
8.00%, 1/15/21(a)		270	392,372
Manutencoop Facility Management SpA 8.50%, 8/01/20(a)		375	509,484
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	333,720
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		508	555,625

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ServiceMaster Co. (The) 7.00%, 8/15/20	U.S.$	19	$20,306
8.00%, 2/15/20		222	238,095
Travelport LLC/Travelport Holdings, Inc. 13.875% (11.375% Cash and 2.50% PIK), 3/01/16(a)(e)		391	393,240
West Corp. 7.875%, 1/15/19		350	367,063

			4,131,292

Technology – 5.3%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(a)		651	724,237
Audatex North America, Inc. 6.00%, 6/15/21(a)		193	204,580
6.125%, 11/01/23(a)		154	163,240
Avaya, Inc. 7.00%, 4/01/19(a)		102	101,490
10.50%, 3/01/21(a)		1,255	1,151,462
Blackboard, Inc. 7.75%, 11/15/19(a)		334	341,515
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		1,109	1,120,090
Brightstar Corp. 9.50%, 12/01/16(a)		883	937,746
CDW LLC/CDW Finance Corp. 6.00%, 8/15/22		249	262,384
8.00%, 12/15/18		436	462,160
8.50%, 4/01/19		857	921,275
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		840	959,700
Ceridian LLC 8.875%, 7/15/19(a)		456	510,720
Ceridian LLC/Comdata, Inc. 8.125%, 11/15/17(a)		281	284,794
CommScope, Inc. 5.50%, 6/15/24(a)		181	184,168
First Data Corp. 6.75%, 11/01/20(a)		424	458,980
7.375%, 6/15/19(a)		1,500	1,601,250
8.25%, 1/15/21(a)		355	386,950
11.75%, 8/15/21		358	423,335
12.625%, 1/15/21		817	998,782
First Data Holdings, Inc. 14.50%, 9/24/19(a)(e)		39	44,153
Goodman Networks, Inc. 12.125%, 7/01/18		775	840,875

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(e)	U.S.$	319	$324,582
Infor US, Inc. 9.375%, 4/01/19		318	349,800
10.00%, 4/01/19	EUR	251	369,378
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	547,657
Micron Technology, Inc. 5.50%, 2/01/25(a)		512	518,400
MMI International Ltd. 8.00%, 3/01/17(a)		475	489,250
Numericable Group SA 6.00%, 5/15/22(a)		1,185	1,220,550
6.25%, 5/15/24(a)		583	601,219
Sensata Technologies BV 6.50%, 5/15/19(a)		800	841,000
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	861,000

			19,206,722

Transportation - Airlines – 0.1%
Air Canada 8.75%, 4/01/20(a)		292	323,478

Transportation - Services – 0.4%
CEVA Group PLC 9.00%, 9/01/21(a)		150	151,500
Hertz Corp. (The) 5.875%, 10/15/20		360	370,350
6.75%, 4/15/19		811	850,536
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		200	214,000

			1,586,386

			225,419,946

Financial Institutions – 9.4%
Banking – 3.9%
Ally Financial, Inc. 8.00%, 12/31/18-11/01/31		981	1,206,390
Banco Espirito Santo SA 2.625%, 5/08/17(a)	EUR	200	247,068
3.875%, 1/21/15		150	196,107
Bank of America Corp. Series U 5.20%, 6/01/23(i)	U.S.$	625	602,344
Bank of Ireland 10.00%, 7/30/16(a)	EUR	304	435,191

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series MPLE 2.062%, 9/22/15(g)	CAD	370	$327,532
Barclays Bank PLC 7.625%, 11/21/22	U.S.$	200	224,625
7.75%, 4/10/23		719	799,887
BBVA International Preferred SAU 3.798%, 9/22/15(i)	EUR	79	102,505
4.952%, 9/20/16(a)(i)		550	732,609
Citigroup, Inc. 5.95%, 1/30/23(i)	U.S.$	603	608,276
Commerzbank AG 8.125%, 9/19/23(a)		342	412,144
Countrywide Capital III Series B 8.05%, 6/15/27		600	748,844
Credit Agricole SA 7.875%, 1/23/24(a)(i)		237	255,960
Credit Suisse Group AG 7.50%, 12/11/23(a)(i)		407	443,630
Equiniti Newco 2 PLC 7.125%, 12/15/18(a)	GBP	320	544,529
HBOS Capital Funding LP 4.939%, 5/23/16(i)	EUR	217	285,116
HT1 Funding GmbH 6.352%, 6/30/17(i)		825	1,104,334
Intesa Sanpaolo SpA 9.50%, 6/01/16(a)(i)		350	504,721
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(i)	U.S.$	148	161,912
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(i)		517	560,945
6.657%, 5/21/37(a)(i)		152	166,440
7.50%, 6/27/24(i)		234	245,408
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20(i)	GBP	350	559,263
RBS Capital Trust C 4.243%, 1/12/16(i)	EUR	700	915,166
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(i)	U.S.$	800	846,000
Societe Generale SA 5.922%, 4/05/17(a)(i)		432	459,540
7.875%, 12/18/23(a)(i)		321	334,642
Zions Bancorporation 5.80%, 6/15/23(i)		350	335,755

			14,366,883

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.7%
E*TRADE Financial Corp. 6.375%, 11/15/19	U.S.$	496	$531,960
6.75%, 6/01/16		329	352,441
GFI Group, Inc. 10.375%, 7/19/18		350	428,313
Lehman Brothers Holdings, Inc. 5.62%, 1/24/13(h)		5,500	1,106,875

			2,419,589

Finance – 3.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		300	324,000
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(e)		284	285,268
CIT Group, Inc. 5.25%, 3/15/18		1,400	1,494,500
Creditcorp 12.00%, 7/15/18(a)		355	379,850
Enova International, Inc. 9.75%, 6/01/21(a)		652	666,670
International Lease Finance Corp. 5.875%, 4/01/19		1,200	1,311,000
8.25%, 12/15/20		635	776,288
8.75%, 3/15/17		433	495,785
8.875%, 9/01/17		687	798,638
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		720	779,400
Navient LLC 4.625%, 9/25/17		470	487,625
4.875%, 6/17/19		965	1,009,872
5.625%, 8/01/33		104	91,260
7.25%, 1/25/22		37	41,301
8.00%, 3/25/20		1,255	1,449,525
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		923	976,072

			11,367,054

Insurance – 0.7%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		564	607,005
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		615	724,162
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(a)		365	384,163
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		410	483,800
WellCare Health Plans, Inc. 5.75%, 11/15/20		356	368,905

			2,568,035

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 1.0%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)	U.S.$	146	$112,420
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		585	473,850
FTI Consulting, Inc. 6.75%, 10/01/20		500	527,500
Gardner Denver, Inc. 6.875%, 8/15/21(a)(b)		539	569,993
Harbinger Group, Inc. 7.75%, 1/15/22		180	183,600
7.875%, 7/15/19		431	467,635
iPayment Holdings, Inc. 15.00% (7.50% Cash and 7.50% PIK), 11/15/18(e)		3	1,101
iPayment, Inc. 10.25%, 5/15/18		984	851,160
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		519	524,190

			3,711,449

			34,433,010

Utility – 2.6%
Electric – 2.6%
AES Corp./VA 4.875%, 5/15/23		382	375,315
7.375%, 7/01/21		989	1,132,405
8.00%, 10/15/17		75	86,438
Calpine Corp. 5.75%, 1/15/25		570	575,700
5.875%, 1/15/24(a)		400	428,000
FirstEnergy Corp. Series A 2.75%, 3/15/18		355	359,021
Series C 7.375%, 11/15/31		322	391,070
GenOn Energy, Inc. 7.875%, 6/15/17		840	882,000
9.50%, 10/15/18		721	766,062
NRG Energy, Inc. 6.25%, 7/15/22-5/01/24(a)		238	247,761
6.625%, 3/15/23		219	232,140
7.875%, 5/15/21		901	988,847
NRG Yield Operating LLC 5.375%, 8/15/24(a)		240	248,400
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	382,459

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PPL Energy Supply LLC 4.60%, 12/15/21	U.S.$	328	$319,275
6.50%, 5/01/18		170	185,085
RJS Power Holdings LLC 5.125%, 7/15/19(a)		488	492,270
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(a)	EUR	300	437,545
Techem GmbH 6.125%, 10/01/19(a)		300	425,128
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)(d)	U.S.$	761	662,070

			9,616,991

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
CITGO Petroleum Corp. 6.25%, 8/15/22(a)		484	508,603

Total Corporates - Non-Investment Grades (cost $258,875,319)			269,978,550

CORPORATES - INVESTMENT GRADES – 5.9%
Financial Institutions – 4.8%
Banking – 3.2%
ABN AMRO Bank NV 4.31%, 3/10/16(i)	EUR	980	1,309,046
Baggot Securities Ltd. 10.24%, 9/29/14(a)(i)		169	240,755
Barclays Bank PLC 6.86%, 6/15/32(a)(i)	U.S.$	75	83,813
BNP Paribas SA 5.186%, 6/29/15(a)(i)		957	971,355
BPCE SA 5.70%, 10/22/23(a)		202	223,677
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)(i)		410	444,338
8.40%, 6/29/17(a)(i)		330	367,455
Credit Agricole SA 7.589%, 1/30/20(i)	GBP	450	831,300
Credit Suisse AG 6.50%, 8/08/23(a)	U.S.$	475	525,906
Danske Bank A/S 5.684%, 2/15/17(i)	GBP	330	572,503

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(i)	U.S.$	674	$1,010,522
JPMorgan Chase & Co. Series Q
5.15%, 5/01/23(i)		473	460,584
Series R 6.00%, 8/01/23(i)		336	344,568
Series S 6.75%, 2/01/24(i)		209	224,936
Nationwide Building Society 6.00%, 12/15/16(i)	GBP	839	1,448,564
Standard Chartered PLC 5.20%, 1/26/24(a)	U.S.$	549	594,733
UBS AG/Jersey 7.25%, 2/22/22(a)		657	714,487
UBS AG/Stamford CT 7.625%, 8/17/22		650	771,099
Wells Fargo & Co. Series S 5.90%, 6/15/24(i)		370	385,725
Zions Bancorporation 5.65%, 11/15/23		145	154,956

			11,680,322

Finance – 0.3%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		133	139,341
General Electric Capital Corp. Series A 7.125%, 6/15/22(i)		800	943,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35		200	207,250

			1,289,591

Insurance – 0.8%
MetLife Capital Trust IV 7.875%, 12/15/37(a)		750	958,125
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		489	575,685
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		325	513,542
Prudential Financial, Inc. 5.625%, 6/15/43		756	810,810

			2,858,162

REITS – 0.5%
EPR Properties 7.75%, 7/15/20		842	1,024,030

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Senior Housing Properties Trust 6.75%, 12/15/21	U.S.$	600	$700,400

			1,724,430

			17,552,505

Industrial – 0.8%
Basic – 0.2%
Braskem Finance Ltd. 6.45%, 2/03/24		247	265,895
Minsur SA 6.25%, 2/07/24(a)		185	204,354
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20		288	317,520

			787,769

Communications - Media – 0.0%
Sirius XM Radio, Inc. 5.25%, 8/15/22(a)		85	90,525

Communications - Telecommunications – 0.3%
Embarq Corp. 7.995%, 6/01/36		272	305,970
Qwest Corp. 6.875%, 9/15/33		720	726,557

			1,032,527

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		94	101,990

Consumer Non-Cyclical – 0.2%
BRF SA 4.75%, 5/22/24(a)		258	260,580
Forest Laboratories, Inc. 5.00%, 12/15/21(a)		230	253,629

			514,209

Energy – 0.1%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		506	506,499

			3,033,519

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.1%
OCP SA 5.625%, 4/25/24(a)		232	245,340

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)	U.S.$	297	$314,077

			559,417

Utility – 0.1%
Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		350	378,862

Total Corporates - Investment Grades (cost $18,903,822)			21,524,303

BANK LOANS – 4.7%
Industrial – 3.6%
Basic – 0.2%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/28/19(g)		594	591,932
Unifrax Holding Co. 5.25%, 11/28/18(g)	EUR	245	322,604

			914,536

Capital Goods – 0.2%
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(g)	U.S.$	516	510,022
NewPage Corp. 9.50%, 2/11/21(g)		380	381,900

			891,922

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 7/25/22(j)		311	311,176
TWCC Holding Corp. 7.00%, 6/26/20(g)		525	518,002

			829,178

Consumer Cyclical - Automotive – 0.8%
CS Intermediate Holdco 2 LLC 4.00%, 4/04/21(g)		335	333,157
Exide Technologies 9.00%, 10/09/14		1,795	1,781,763
Navistar, Inc. 5.75%, 8/17/17(g)		420	423,499
TI Group Automotive Systems LLC 4.25%, 7/02/21(g)		425	424,175

			2,962,594

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Station Casinos LLC 4.25%, 3/02/20(g)	U.S.$	359	$357,163

Consumer Cyclical - Other – 0.5%
CityCenter Holdings, LLC 4.25%, 10/16/20(g)		909	907,901
La Quinta Intermediate Holdings LLC 4.00%, 4/14/21(g)		212	211,266
New HB Acquisition LLC 6.75%, 4/09/20(g)		559	572,565

			1,691,732

Consumer Cyclical - Retailers – 0.2%
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(g)		491	491,022
Michaels Stores, Inc. 4.00%, 1/28/20(g)		175	173,906

			664,928

Consumer Non-Cyclical – 0.4%
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(g)		467	469,244
Grifols Worldwide Operations Limited 3.16%, 2/27/21(g)		200	197,980
Pharmedium Healthcare Corporation 7.75%, 1/28/22(g)		780	771,552

			1,438,776

Other Industrial – 0.6%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(g)		263	262,168
Atkore International, Inc. 7.75%, 10/09/21(g)		490	486,325
Gardner Denver, Inc. 4.25%, 7/30/20(g)		298	297,217
Gates Global LLC 4.25%, 7/05/21(g)		205	203,007
Orbitz Worldwide, Inc. 4.50%, 4/15/21(g)		210	209,738
Veyance Technologies, Inc. 5.25%, 9/08/17(g)		604	604,066

			2,062,521

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(g)	U.S.$	736	$749,296

Technology – 0.2%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(g)		407	405,650
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(g)		314	309,106

			714,756

			13,277,402

Utility – 0.8%
Electric – 0.8%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(g)		2,710	2,713,031

Financial Institutions – 0.3%
Finance – 0.2%
Delos Finance S.Ã r.l. 3.50%, 3/06/21(g)		570	565,902

Other Finance – 0.1%
Travelport Finance (Luxembourg) S.Ã€ R.L. 8/13/21(j)		422	423,634

			989,536

Total Bank Loans (cost $17,050,080)			16,979,969

EMERGING MARKETS - CORPORATE BONDS – 3.0%
Industrial – 2.6%
Basic – 0.4%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(a)		700	637,000
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		200	218,500
8.375%, 6/15/19(a)		350	382,375

			1,237,875

Capital Goods – 0.2%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		335	380,225
Cemex SAB de CV 7.25%, 1/15/21(a)		370	406,075

			786,300

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Comcel Trust 6.875%, 2/06/24(a)	U.S.$	380	$418,000

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		730	777,450

Consumer Non-Cyclical – 1.5%
Arcelik AS 5.00%, 4/03/23(a)		498	475,341
Cosan Luxembourg SA 5.00%, 3/14/23(a)		570	549,421
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		997	1,059,312
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		240	257,400
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		925	980,500
Tonon Bioenergia SA 9.25%, 1/24/20(a)(b)		775	693,625
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)(b)		850	862,750
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)		930	683,550

			5,561,899

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		283	302,397
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		465	506,631

			809,028

			9,590,552

Utility – 0.2%
Electric – 0.2%
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)		760	764,754

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		619	636,023

Total Emerging Markets - Corporate Bonds (cost $10,933,482)			10,991,329

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 2.6%
Financial Institutions – 2.3%
Banking – 1.5%
GMAC Capital Trust I 8.125%	37,000	$994,560
Goldman Sachs Group, Inc. (The) Series J 5.50%	26,100	638,928
Morgan Stanley 6.875%	27,500	742,775
Royal Bank of Scotland Group PLC Series M 6.40%	45,000	1,120,050
US Bancorp/MN Series F 6.50%	35,000	1,020,600
Wells Fargo & Co. 5.85%	2,300	59,961
Wells Fargo & Co. 6.625%	28,225	794,252

		5,371,126

REITS – 0.8%
Apartment Investment & Management Co. 6.875%	15,000	383,250
DDR Corp. Series K 6.25%	1,000	24,830
Health Care REIT, Inc. Series J 6.50%	16,775	433,969
Kilroy Realty Corp. Series G 6.875%	7,525	193,693
Kilroy Realty Corp. Series H 6.375%	1,000	24,530
Kimco Realty Corp. Series I 6.00%	9,925	250,209
Kimco Realty Corp. Series K 5.625%	5,125	122,488
National Retail Properties, Inc. Series D 6.625%	7,000	184,520

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High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

National Retail Properties, Inc. Series E 5.70%	16,350	$383,898
Public Storage Series W 5.20%	5,400	125,172
Public Storage Series X 5.20%	1,000	23,100
Sovereign Real Estate Investment Trust 12.00%(a)	624	831,969
Vornado Realty Trust Series K 5.70%	3,875	96,294

		3,077,922

		8,449,048

Industrial – 0.2%
Basic – 0.1%
ArcelorMittal 6.00%	24,350	546,170

Consumer Cyclical - Other – 0.1%
Hovnanian Enterprises, Inc. 7.625%	20,250	329,063

		875,233

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%	5,525	146,854

Total Preferred Stocks (cost $8,690,932)		9,471,135

COMMON STOCKS – 2.5%
ADT Corp. (The)	12,040	443,794
Beazer Homes USA, Inc.(h)	15,684	295,643
Community Health Systems, Inc.(h)	4,590	249,145
Crown Castle International Corp.	9,194	731,015
General Motors Co.	11,910	414,468
Isle of Capri Casinos, Inc.(h)	29,767	246,173
Keystone Automotive Operations Escrow(c)(h)(k)	61,065	244,355
Las Vegas Sands Corp.	8,388	557,886
LifePoint Hospitals, Inc.(h)	13,469	1,007,481
LyondellBasell Industries NV – Class A	4,236	484,387
Neenah Enterprises, Inc.(c)(h)(k)	58,199	494,692
Nortek, Inc.(h)	5,410	450,761
Orbitz Worldwide, Inc.(h)	80,410	659,362

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

Quicksilver Resources, Inc.(h)		23,950	$31,854
Salix Pharmaceuticals Ltd.(h)		1,696	269,851
SBA Communications Corp. – Class A(h)		9,819	1,082,938
Townsquare Media, Inc. – Class A(h)		49,210	558,533
Travelport LLC(h)		193,515	320,267
Triangle Petroleum Corp.(h)		34,470	413,295

Total Common Stocks (cost $7,008,050)			8,955,900

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 1.7%
Non-Agency Floating Rate – 0.7%
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.376%, 7/19/47(g)	U.S.$	773	678,185
Lehman XS Trust Series 2007-4N, Class 3A2A 0.868%, 3/25/47(g)		261	226,849
Residential Accredit Loans, Inc. Series 2007-QH6, Class A1 0.345%, 7/25/37(g)		1,442	1,225,050
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.617%, 8/25/47(g)		543	485,532

			2,615,616

Non-Agency Fixed Rate – 0.7%
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		315	276,939
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.568%, 9/25/35		1,433	1,206,181
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		936	819,500

			2,302,620

GSE Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.405%, 11/25/23(g)		380	408,117
Series 2014-DN1, Class M3
4.655%, 2/25/24(g)		400	436,397

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High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.555%, 1/25/24(g)	U.S.$	333	$362,894

			1,207,408

Total Collateralized Mortgage Obligations (cost $5,576,730)			6,125,644

GOVERNMENTS - TREASURIES – 1.6%
Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	2,360	1,024,015

Canada – 0.4%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	513,630
2.75%, 6/01/22		855	840,846

			1,354,476

United States – 0.9%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	1,755	1,781,325
U.S. Treasury Notes 1.00%, 8/31/16(l)		400	403,844
2.625%, 11/15/20(l)		1,075	1,119,427

			3,304,596

Total Governments - Treasuries (cost $5,605,761)			5,683,087

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Fixed Rate CMBS – 1.3%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	173,392
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.755%, 4/10/38		1,000	1,034,978
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,601,320
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,431,902

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49	U.S.$	315	$315,975

Total Commercial Mortgage-Backed Securities (cost $4,251,060)			4,557,567

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	731,184
Lehman XS Trust Series 2007-6, Class 3A5 5.16%, 5/25/37		1,044	1,160,411

			1,891,595

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(g)		1,271	782,669

Total Asset-Backed Securities (cost $2,097,092)			2,674,264

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.5%
United States – 0.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47		165	131,111
California GO Series 2010 7.60%, 11/01/40		325	498,742
7.95%, 3/01/36		700	862,974
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		310	230,355
Tobacco Settlement Financing Corp/NJ Series 2007-1A 5.00%, 6/01/41		165	124,845
Tobacco Settlement Financing Corp/VA Series 2007B1 5.00%, 6/01/47		220	148,762

Total Local Governments - Municipal Bonds (cost $1,662,255)			1,996,789

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		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Bahrain – 0.1%
Bahrain Government International Bond 6.125%, 8/01/23(a)	U.S.$	460	$521,525

Hungary – 0.4%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,288,200

Total Governments - Sovereign Bonds (cost $1,579,962)			1,809,725

EMERGING MARKETS - SOVEREIGNS –0.4%
Argentina – 0.1%
Argentina Boden Bonds 7.00%, 10/03/15		626	572,987

Serbia – 0.2%
Republic of Serbia 4.875%, 2/25/20(a)		578	584,503

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27		430	338,625

Total Emerging Markets - Sovereigns (cost $1,494,384)			1,496,115

		Contracts
OPTIONS PURCHASED - CALLS – 0.2%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Sep 2014, Exercise Price: $ 197.00(h)(m)		495	210,375
SPDR S&P 500 ETF Trust Expiration: Sep 2014, Exercise Price: $ 200.00(h)(m)		1,344	267,456

			477,831

Options on Equities – 0.1%
Goodyear Tire & Rubber Co. (The) Expiration: Jan 2015, Exercise Price: $ 20.00(h)(m)		320	198,400

Options on Indices – 0.0%
CBOE SPX Volatility Index Expiration: Sep 2014, Exercise Price: $ 16.00(h)(m)		689	37,895

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

High-Yield Portfolio—Portfolio of Investments

		Contracts	U.S. $ Value

Options on Forward Contracts – 0.0%
USD/JPY Expiration: Sep 2014, Exercise Price: JPY 101.00(h)		797,900	$1,633

Total Options Purchased - Calls (premiums paid $319,716)			715,759

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.0%
Colombia – 0.0%
Ecopetrol SA 5.875%, 5/28/45 (cost $157,947)	U.S.$	159	170,632

		Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(c)(h)		12,643	632
iPayment Holdings, Inc., expiring 11/15/18(c)(h)(k)		272	– 0	–
Peugeot SA, expiring 4/29/17(h)		43,500	92,137
Talon Equity Co. NV, expiring 11/24/15(c)(h)(k)		671	– 0	–

Total Warrants (cost $101,131)			92,769

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2014, Exercise Price: $ 181.00(h)(m)		569	5,974
SPDR S&P 500 ETF Trust Expiration: Sep 2014, Exercise Price: $ 189.00(h)(m)		236	5,664
SPDR S&P 500 ETF Trust Expiration: Oct 2014, Exercise Price: $ 185.00(h)(m)		410	24,600

			36,238

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High-Yield Portfolio—Portfolio of Investments

	Notional Amount (000)	U.S. $ Value

Swaptions – 0.0%
CDX-NAHY. 22 RTP, Deutsche Bank AG (Buy Protection) Expiration: Sep 2014, Exercise Rate: 1.04%(h)	18,190	$7,678
CDX-NAHY. 22 RTP, Deutsche Bank AG (Buy Protection) Expiration: Sep 2014, Exercise Rate: 1.06%(h)	18,809	16,524

		24,202

	Contracts
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Sep 2014, Exercise Price: AUD 0.91(h)	21,700	8,593

Total Options Purchased - Puts (premiums paid $469,150)		69,033

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.07%(n) (cost $1,497,582)	1,497,582	1,497,582

Total Investments – 100.0% (cost $346,274,455)		364,790,152
Other assets less liabilities – 0.0%		143,859

Net Assets – 100.0%		$364,934,011

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	29	September 2014	$1,245,688	$1,206,009	$(39,679)
U.S. T-Note 5 Yr (CBT) Futures	13	December 2014	1,540,316	1,544,868	4,552
Sold Contracts
S&P 500 E mini Index Futures	11	September 2014	1,057,742	1,100,770	(43,028)
U.S. T-Note 10 Yr (CBT) Futures	70	December 2014	8,767,970	8,804,688	(36,718)

					$(114,873)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

High-Yield Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	189,917	USD	1,868	9/05/14	$42,216
BNP Paribas SA	AUD	3,028	USD	2,825	9/12/14	(1,687)
Citibank, NA	USD	1,008	TRY	2,206	9/29/14	6,157
Credit Suisse International	USD	937	IDR	11,036,189	9/05/14	5,713
Deutsche Bank AG	BRL	1,824	USD	814	9/03/14	(400)
Deutsche Bank AG	USD	810	BRL	1,824	9/03/14	4,741
Deutsche Bank AG	GBP	863	USD	1,442	10/14/14	10,120
Goldman Sachs Bank USA	BRL	1,824	USD	802	9/03/14	(12,544)
Goldman Sachs Bank USA	USD	814	BRL	1,824	9/03/14	400
Goldman Sachs Bank USA	USD	913	SEK	6,198	9/05/14	(26,369)
Goldman Sachs Bank USA	NZD	2,158	USD	1,825	9/19/14	23,273
Goldman Sachs Bank USA	USD	796	BRL	1,824	10/02/14	12,111
Goldman Sachs Bank USA	CAD	3,957	USD	3,606	10/10/14	(30,342)
Goldman Sachs Bank USA	EUR	17,943	USD	23,687	10/16/14	105,118
JPMorgan Chase Bank, NA	USD	971	ZAR	10,417	9/29/14	1,267
JPMorgan Chase Bank, NA	GBP	9,721	USD	16,149	10/14/14	17,036
State Street Bank & Trust Co.	USD	1,909	MXN	24,768	9/05/14	(15,216)
State Street Bank & Trust Co.	USD	3	NZD	4	9/19/14	(33)

						$141,561

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
CBOE SPX Volatility Index(m)	689	$21.00	September 2014	$28,910	$(13,780)
Goodyear Tire & Rubber Co. (m)	107	17.00	January 2015	43,865	(95,765)

				$72,775	$(109,545)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 22, 5 Year Index	Deutsche Bank AG London	Sell	101.00%	9/17/14	$18,190	$34,216	$(1,704)
CDX-NAHY Series 22, 5 Year Index	Deutsche Bank AG London	Sell	103.00	9/17/14	37,617	139,653	(12,578)

						$173,869	$(14,282)

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High-Yield Portfolio—Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	2.44%		$10,549	$(1,055,487)	$(410,518)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.77		3,960	(381,904)	(104,511)
iTraxx-Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	2.42	EUR	5,810	(944,301)	(88,463)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.43		$5,980	140,483	95,770
iTraxx-Crossover Series 21, 5 Year Index, 6/20/19*	5.00	2.42	EUR	2,224	361,595	(4,772)
iTraxx-Crossover Series 21, 5 Year Index, 6/20/19*	5.00	2.42		2,076	337,487	(5,660)

					$(1,542,127)	$(518,154)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EM Series 20, 5 Year Index, 12/20/18*	(5.00)%	2.76%	$10,640	$(1,027,296)	$(952,945)	$(74,351)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	2.44	1,594	(159,472)	(35,967)	(123,505)
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)	1.54	1,085	(102,829)	(80,183)	(22,646)

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High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)%	2.56%	$1,018	$(69,355)	$(53,771)	$(15,584)
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/17*	(5.00)	1.01	1,132	(134,830)	(106,154)	(28,676)
Citibank, NA:
Bombardier, Inc., 7.450% 5/01/34, 3/20/17*	(5.00)	1.30	568	(57,599)	(51,916)	(5,683)
Bombardier, Inc., 7.450% 5/01/34, 3/20/17*	(5.00)	1.30	572	(58,005)	(50,633)	(7,372)
CDX-NAHY Series 18, 5 Year Index, 6/20/17*	(5.00)	2.06	3,920	(349,559)	(15,836)	(333,723)
United States Steel Corp., 6.65%, 6/01/37, 3/20/17*	(5.00)	0.83	1,052	(118,794)	(72,390)	(46,404)
Credit Suisse International:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.73	160	(15,810)	(7,129)	(8,681)
Western Union Co., 3.65%, 8/22/18, 3/20/17*	(1.00)	0.39	570	(9,559)	(1,858)	(7,701)
Deutsche Bank AG:
Clear Channel Communications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	9.50	56	7,806	5,961	1,845
Goldman Sachs Bank USA:
CDX-NAIG Series 18, 5 Year Index, 6/20/17*	(1.00)	0.29	16,500	(361,880)	55,308	(417,188)
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/17*	(5.00)	0.90	1,130	(125,905)	(92,981)	(32,924)
Dell, Inc., 7.10%, 4/15/28, 3/20/17*	(1.00)	0.89	1,027	(3,558)	20,844	(24,402)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	1.44	1,058	(103,441)	(67,680)	(35,761)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)	0.29	1,140	(22,037)	(5,433)	(16,604)

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High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)%	3.79%		$1,050	$(34,316)	$(77,801)	$43,485
JPMorgan Chase Bank, NA:
CDX-NAIG Series 17, 5 Year Index, 12/20/16*	(1.00)	0.24		8,300	(163,439)	71,997	(235,436)
Morgan Stanley Capital Services LLC:
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	0.43		6,840	(160,686)	(72,510)	(88,176)
Clear Channel Communications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	9.50		64	8,782	6,707	2,075
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.30	EUR	403	(66,301)	(37,999)	(28,302)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.30		427	(70,250)	(35,768)	(34,482)
UBS AG:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	2.56		$140	(14,468)	3,868	(18,336)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	2.56		224	(23,149)	6,185	(29,334)
Sale Contracts
Barclays Bank PLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	1.67		132	17,121	1,655	15,466
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	1.67		118	15,305	1,479	13,826
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	3.36		739	55,461	35,616	19,845
CCO Holdings, LLC, 7.25%, 10/30/17, 6/20/19*	5.00	2.38		582	72,902	62,855	10,047

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
DISH DBS Corp., 6.75%, 6/01/21, 6/20/19*	5.00%	1.81%		$886	$135,231	$126,578	$8,653
DISH DBS Corp., 6.75%, 6/01/21, 6/20/19*	5.00	1.81		1,717	262,075	253,899	8,176
DISH DBS Corp., 6.75%, 6/01/21, 6/20/19*	5.00	1.81		1,717	262,075	262,449	(374)
Freescale Semiconductor, Inc., 8.05%, 2/01/20, 9/20/19*	5.00	2.86		1,850	201,245	154,733	46,512
K.Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	4.14		739	30,938	15,936	15,002
MGM Resorts International, 7.625%, 1/15/17, 6./20/18*	5.00	1.73		689	88,227	33,832	54,395
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.20		470	53,455	(14,698)	68,153
NXP B.V., 5.750%, 2/15/21, 9/20/19*	5.00	1.95	EUR	560	115,319	93,165	22,154
Owens-Illinois, Inc., 7.80%, 5/15/18, 6/20/17*	5.00	0.63		$430	56,359	17,108	39,251
Sanmina Corp., 8.125%, 3/01/16, 9/20/19*	5.00	2.77		590	66,807	47,581	19,226
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/19*	5.00	2.29		760	98,453	62,339	36,114

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00%	1.40%	$650	$70,028	$10,557	$59,471
Citibank, NA:
Bombardier, Inc., 7.45%, 5/01/34, 3/20/19*	5.00	2.61	380	41,190	35,132	6,058
Bombardier, Inc., 7.45%, 5/01/34, 3/20/19*	5.00	2.61	380	41,190	35,874	5,316
KB Home, 9.10%, 9/15/37, 9/20/19*	5.00	2.75	570	65,043	53,275	11,768
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.73	909	116,399	45,904	70,495
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00	2.13	760	99,414	23,031	76,383
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.785%, 3/01/17, 6/20/18*	5.00	1.71	580	74,518	8,733	65,785
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 12/20/18*	5.00	1.54	101	14,715	7,308	7,407
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 12/20/18*	5.00	1.54	89	12,967	6,790	6,177
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 12/20/18*	5.00	1.66	540	78,973	59,269	19,704
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	1.75	380	(11,615)	(43,455)	31,840

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00%	1.73%		$332	$42,513	$17,458	$25,055
Telecom Italia SpA, 5.375%, 1/29/19, 3/20/19*	1.00	1.58	EUR	1,000	(32,706)	(68,645)	35,939
The Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 12/20/18*	5.00	2.01		$1,020	132,668	94,515	38,153
The Western Union Co., 3.650%, 8/22/18, 3/20/19*	1.00	1.09		380	(1,319)	(11,903)	10,584
Deutsche Bank AG:
HCA, Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.69		209	31,547	27,811	3,736
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00	1.71		421	54,090	4,595	49,495
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/19*	5.00	2.14		760	98,301	57,741	40,560
ConvaTec Healthcare E.S.A., 10.875%, 12/15/18, 6/20/17*	5.00	1.05	EUR	590	92,565	(66,353)	158,918
Dell, Inc., 7.10%, 4/15/28, 3/20/19*	1.00	1.88		$760	(29,087)	(77,915)	48,828
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	2.92		760	71,343	17,130	54,213
HCA, Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.69		1,760	265,658	217,820	47,838
HCA, Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.69		1,731	261,281	224,146	37,135

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00%	6.17%	$760	$(27,971)	$23,019	$(50,990)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00	0.81	760	6,892	(26,246)	33,138
JPMorgan Chase Bank, NA:
Tenet Healthcare Corp., 6.875%, 11/15/31, 3/20/19*	5.00	2.12	1,080	141,290	89,343	51,947
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 3/16/16*	5.00	0.81	550	40,532	2,738	37,794
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	2.44	216	27,954	11,706	16,248
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	2.44	212	27,451	12,153	15,298
UBS AG:
Levi Strauss & Co., 8.875%, 4/1/16, 6/20/17*	5.00	0.92	850	103,740	(28,694)	132,434

				$204,587	$269,280	$(64,693)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA: iBoxx $ Liquid High Yield Index	16,176	LIBOR	USD	3,750	9/20/14	$81,475

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2014
Barclays Capital, Inc.†	(1.50	)%*	—	$519,702
Barclays Capital, Inc.†	(1.25	)%*	—	451,426
Barclays Capital, Inc.†	(0.50	)%*	—	549,649
Barclays Capital, Inc.	(0.25	)%*	10/07/14	689,669
Credit Suisse Securities (USA) LLC†	(4.00	)%*	—	259,353
Credit Suisse Securities (USA) LLC†	(1.50	)%*	—	542,321
Credit Suisse Securities (USA) LLC†	(1.00	)%*	—	1,701,959
Credit Suisse Securities (USA) LLC	(0.75	)%*	9/02/14	994,106
Credit Suisse Securities (USA) LLC†	(0.25	)%*	—	285,307
Credit Suisse Securities (USA) LLC†	(0.15	)%*	—	926,382
Credit Suisse Securities (USA) LLC†	0.00%		—	2,808,250
ING†	(0.25	)%*	—	330,903

				$10,059,027

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

High-Yield Portfolio—Portfolio of Investments

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2014

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $144,063,703 or 39.5% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Illiquid security.

(d)	Defaulted.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2014.

(f)	Security is in default and is non-income producing.

(g)	Floating Rate Security. Stated interest rate was in effect at August 31, 2014.

(h)	Non-income producing security.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Fair valued by the Adviser.

(l)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(m)	One contract relates to 100 shares.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^ Convertible security.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

GO – General Obligation

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 28.1%
Banks – 8.8%
Associated Banc-Corp	159,200	$2,894,256
Comerica, Inc.	85,810	4,319,675
First Niagara Financial Group, Inc.	272,038	2,366,731
Huntington Bancshares, Inc./OH	407,480	4,011,641
PacWest Bancorp	51,796	2,172,324
Popular, Inc.(a)	118,737	3,676,098
Susquehanna Bancshares, Inc.	235,453	2,429,875
Webster Financial Corp.	79,100	2,333,450
Zions Bancorporation	145,010	4,225,591

		28,429,641

Capital Markets – 1.0%
E*Trade Financial Corp.(a)	138,860	3,091,024

Consumer Finance – 0.9%
SLM Corp.	314,100	2,782,926

Insurance – 8.9%
American Financial Group, Inc./OH	75,530	4,529,534
Aspen Insurance Holdings Ltd.	105,340	4,479,057
Assurant, Inc.	45,880	3,062,490
CNO Financial Group, Inc.	249,060	4,445,721
PartnerRe Ltd.	40,290	4,499,990
Unum Group	99,320	3,602,336
Validus Holdings Ltd.	110,370	4,316,571

		28,935,699

Real Estate Investment Trusts (REITs) – 8.2%
Camden Property Trust	35,850	2,683,014
DDR Corp.	213,890	3,897,076
DiamondRock Hospitality Co.	282,900	3,768,228
LTC Properties, Inc.	95,930	3,928,333
Medical Properties Trust, Inc.	284,570	4,009,591
Mid-America Apartment Communities, Inc.	42,130	3,046,842
Parkway Properties, Inc./MD	155,470	3,226,002
STAG Industrial, Inc.	86,890	2,035,833

		26,594,919

Thrifts & Mortgage Finance – 0.3%
Essent Group Ltd.(a)	49,850	1,049,841

		90,884,050

Information Technology – 21.5%
Communications Equipment – 2.6%
Brocade Communications Systems, Inc.	269,110	2,839,110
Finisar Corp.(a)	100,200	2,035,062
Harris Corp.	49,700	3,548,083

		8,422,255

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 8.9%
Anixter International, Inc.	25,630	$2,286,965
Arrow Electronics, Inc.(a)	76,110	4,737,847
Avnet, Inc.	101,000	4,495,510
CDW Corp./DE	104,080	3,438,803
Insight Enterprises, Inc.(a)	102,013	2,676,821
Jabil Circuit, Inc.	204,410	4,411,168
TTM Technologies, Inc.(a)	267,038	2,042,841
Vishay Intertechnology, Inc.	296,390	4,742,240

		28,832,195

IT Services – 3.7%
Amdocs Ltd.	79,730	3,755,283
Booz Allen Hamilton Holding Corp.	147,270	3,266,449
Convergys Corp.	96,871	1,859,923
Genpact Ltd.(a)	175,570	3,054,918

		11,936,573

Semiconductors & Semiconductor Equipment – 3.6%
Advanced Micro Devices, Inc.(a)(b)	445,820	1,859,069
Entegris, Inc.(a)	175,120	2,125,957
Lam Research Corp.	53,010	3,811,949
Teradyne, Inc.	174,970	3,602,632

		11,399,607

Software – 1.4%
Electronic Arts, Inc.(a)	121,690	4,604,750

Technology Hardware, Storage & Peripherals – 1.3%
NCR Corp.(a)	118,310	4,041,470

		69,236,850

Consumer Discretionary – 15.9%
Auto Components – 5.3%
Dana Holding Corp.	157,170	3,651,059
Lear Corp.	42,760	4,324,319
Tenneco, Inc.(a)	70,460	4,515,077
TRW Automotive Holdings Corp.(a)	49,270	4,744,208

		17,234,663

Automobiles – 0.8%
Thor Industries, Inc.	46,060	2,473,882

Hotels, Restaurants & Leisure – 1.8%
Bloomin’ Brands, Inc.(a)	193,920	3,226,829
DineEquity, Inc.	31,460	2,617,472

		5,844,301

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 3.1%
Helen of Troy Ltd.(a)	49,100	$2,858,602
Meritage Homes Corp.(a)	94,000	3,879,380
PulteGroup, Inc.	164,390	3,159,576

		9,897,558

Specialty Retail – 4.3%
Brown Shoe Co., Inc.	74,393	2,219,887
Children’s Place, Inc. (The)	70,300	3,779,328
GameStop Corp. – Class A	79,430	3,351,946
Office Depot, Inc.(a)	881,330	4,512,410

		13,863,571

Textiles, Apparel & Luxury Goods – 0.6%
CROCS, Inc.(a)	137,700	2,127,465

		51,441,440

Industrials – 12.2%
Aerospace & Defense – 1.2%
Spirit Aerosystems Holdings, Inc. – Class A(a)	102,610	3,935,094

Construction & Engineering – 3.8%
Aecom Technology Corp.(a)	93,850	3,551,284
Granite Construction, Inc.	58,540	2,064,706
Tutor Perini Corp.(a)	102,960	3,076,445
URS Corp.	59,280	3,591,182

		12,283,617

Electrical Equipment – 0.8%
General Cable Corp.	120,270	2,582,197

Machinery – 3.1%
ITT Corp.	82,610	3,953,715
Kennametal, Inc.	67,030	3,003,614
Terex Corp.	80,350	3,005,893

		9,963,222

Road & Rail – 2.5%
Con-way, Inc.	72,240	3,702,300
Ryder System, Inc.	46,820	4,229,719

		7,932,019

Trading Companies & Distributors – 0.8%
WESCO International, Inc.(a)	32,880	2,761,591

		39,457,740

Utilities – 6.3%
Electric Utilities – 2.4%
PNM Resources, Inc.	142,560	3,736,498
Westar Energy, Inc.	107,581	3,972,966

		7,709,464

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 3.9%
Atmos Energy Corp.	68,380	$3,457,293
Southwest Gas Corp.	82,290	4,296,361
UGI Corp.	89,770	4,756,014

		12,509,668

		20,219,132

Materials – 4.9%
Chemicals – 1.9%
A Schulman, Inc.	59,272	2,301,532
Huntsman Corp.	144,580	3,887,756

		6,189,288

Containers & Packaging – 1.7%
Avery Dennison Corp.	64,400	3,099,572
Graphic Packaging Holding Co.(a)	190,150	2,432,018

		5,531,590

Metals & Mining – 1.3%
Commercial Metals Co.	5,885	101,693
Steel Dynamics, Inc.	172,200	4,001,928

		4,103,621

		15,824,499

Health Care – 4.0%
Biotechnology – 0.3%
Theravance, Inc.(b)	47,610	1,121,691

Health Care Providers & Services – 3.7%
Health Net, Inc./CA(a)	56,320	2,658,304
LifePoint Hospitals, Inc.(a)	60,018	4,489,347
Molina Healthcare, Inc.(a)	46,610	2,229,822
WellCare Health Plans, Inc.(a)	38,000	2,502,680

		11,880,153

		13,001,844

Energy – 3.6%
Oil, Gas & Consumable Fuels – 3.6%
Bill Barrett Corp.(a)	182,880	4,164,178
Rosetta Resources, Inc.(a)	84,220	4,211,000
SM Energy Co.	37,500	3,339,000

		11,714,178

Consumer Staples – 1.4%
Food Products – 1.4%
Dean Foods Co.	278,965	4,513,654

Total Common Stocks (cost $246,479,912)		316,293,387

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $5,983,030)	5,983,030	$5,983,030

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $252,462,942)		322,276,417

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $2,842,002)	2,842,002	2,842,002

Total Investments – 100.6% (cost $255,304,944)		325,118,419
Other assets less liabilities – (0.6)%		(1,984,007)

Net Assets – 100.0%		$323,134,412

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Industrials – 22.7%
Aerospace & Defense – 3.2%
Hexcel Corp.(a)	140,716	$5,796,092
TransDigm Group, Inc.	23,931	4,498,789

		10,294,881

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	81,260	3,356,038

Electrical Equipment – 1.4%
AMETEK, Inc.	84,626	4,480,100

Industrial Conglomerates – 1.5%
Carlisle Cos., Inc.	57,840	4,794,936

Machinery – 7.8%
Actuant Corp. – Class A	86,803	2,927,865
Chart Industries, Inc.(a)	35,222	2,356,000
IDEX Corp.	73,195	5,631,623
Lincoln Electric Holdings, Inc.	66,429	4,723,102
Middleby Corp. (The)(a)	58,270	5,024,622
Valmont Industries, Inc.(b)	30,578	4,303,854

		24,967,066

Marine – 1.8%
Kirby Corp.(a)	49,708	5,929,667

Professional Services – 1.9%
Robert Half International, Inc.	114,340	5,741,011
WageWorks, Inc.(a)	6,580	271,491

		6,012,502

Road & Rail – 1.5%
Genesee & Wyoming, Inc. – Class A(a)	50,442	4,959,962

Trading Companies & Distributors – 2.6%
MSC Industrial Direct Co., Inc. – Class A	40,310	3,633,544
United Rentals, Inc.(a)	40,908	4,812,826

		8,446,370

		73,241,522

Information Technology – 22.1%
Communications Equipment – 2.7%
F5 Networks, Inc.(a)	34,710	4,310,635
Palo Alto Networks, Inc.(a)	53,810	4,573,312

		8,883,947

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 2.1%
InvenSense, Inc.(a)(b)	110,090	$2,845,827
Zebra Technologies Corp. – Class A(a)	48,780	3,806,303

		6,652,130

Internet Software & Services – 5.2%
CoStar Group, Inc.(a)	35,534	5,143,546

Cvent, Inc.(a)(b)	70,827	1,779,174
Pandora Media, Inc.(a)	124,850	3,375,944
Yelp, Inc.(a)	41,437	3,415,238
Zillow, Inc. – Class A(a)(b)	21,930	3,146,078

		16,859,980

IT Services – 0.7%
VeriFone Systems, Inc.(a)	64,060	2,236,975

Semiconductors & Semiconductor Equipment – 3.7%
Cavium, Inc.(a)	57,270	3,217,429
Intersil Corp. – Class A	267,461	4,023,951
ON Semiconductor Corp.(a)	319,220	3,115,587
Teradyne, Inc.	73,200	1,507,188

		11,864,155

Software – 7.7%
Aspen Technology, Inc.(a)	84,866	3,487,144
Concur Technologies, Inc.(a)	30,700	3,081,666
Guidewire Software, Inc.(a)	49,996	2,277,318
NetSuite, Inc.(a)	19,420	1,701,969
ServiceNow, Inc.(a)	55,113	3,369,058
SolarWinds, Inc.(a)	93,790	4,013,274
Tableau Software, Inc. – Class A(a)	47,693	3,123,414
Ultimate Software Group, Inc. (The)(a)	24,849	3,652,554

		24,706,397

		71,203,584

Consumer Discretionary – 18.4%
Auto Components – 0.5%
Mobileye NV(a)	36,115	1,560,890

Distributors – 1.8%
LKQ Corp.(a)	207,467	5,892,063

Diversified Consumer Services – 2.4%
Bright Horizons Family Solutions, Inc.(a)	71,375	2,902,821
Grand Canyon Education, Inc.(a)	112,670	4,871,851

		7,774,672

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.2%
Buffalo Wild Wings, Inc.(a)	32,190	$4,756,073
Norwegian Cruise Line Holdings Ltd.(a)	72,937	2,429,531

		7,185,604

Household Durables – 1.2%
Tempur Sealy International, Inc.(a)	63,570	3,720,116

Internet & Catalog Retail – 1.6%
HomeAway, Inc.(a)	86,783	2,881,196
zulily, Inc. – Class A(a)(b)	73,970	2,426,216

		5,307,412

Leisure Products – 1.4%
Polaris Industries, Inc.	30,020	4,364,308

Media – 0.8%
AMC Networks, Inc. – Class A(a)	40,610	2,541,171

Specialty Retail – 5.3%
Cabela’s, Inc.(a)	63,110	3,850,972
Five Below, Inc.(a)	124,944	5,067,729
Tractor Supply Co.	56,210	3,763,259
Ulta Salon Cosmetics & Fragrance, Inc.(a)	44,800	4,359,488

		17,041,448

Textiles, Apparel & Luxury Goods – 1.2%
Under Armour, Inc. – Class A(a)	55,820	3,815,855

		59,203,539

Health Care – 18.0%
Biotechnology – 4.7%
Cubist Pharmaceuticals, Inc.(a)	58,016	4,004,844
Isis Pharmaceuticals, Inc.(a)	18,422	750,881
NPS Pharmaceuticals, Inc.(a)	91,520	2,762,073
Pharmacyclics, Inc.(a)	21,880	2,721,653
Puma Biotechnology, Inc.(a)	8,611	2,243,252
Synageva BioPharma Corp.(a)	16,857	1,216,570
TESARO, Inc.(a)	46,936	1,387,428

		15,086,701

Health Care Equipment & Supplies – 3.6%
Align Technology, Inc.(a)	55,920	3,045,403
HeartWare International, Inc.(a)	33,458	2,713,444
Insulet Corp.(a)	61,360	2,215,710
Sirona Dental Systems, Inc.(a)	44,006	3,586,929

		11,561,486

Health Care Providers & Services – 4.4%
Acadia Healthcare Co., Inc.(a)	103,069	5,278,163

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Envision Healthcare Holdings, Inc.(a)	103,526	$3,784,911
MEDNAX, Inc.(a)	42,084	2,409,309
Premier, Inc. – Class A(a)	89,296	2,819,968

		14,292,351

Life Sciences Tools & Services – 1.6%
ICON PLC(a)	51,328	2,542,789
Quintiles Transnational Holdings, Inc.(a)	45,884	2,575,010

		5,117,799

Pharmaceuticals – 3.7%
Akorn, Inc.(a)	147,687	5,762,746
GW Pharmaceuticals PLC (ADR)(a)(b)	14,515	1,328,413
Jazz Pharmaceuticals PLC(a)	28,690	4,674,175

		11,765,334

		57,823,671

Financials – 8.5%
Banks – 4.7%
First Republic Bank/CA	69,635	3,405,151
Iberiabank Corp.	46,082	3,006,851
Signature Bank/New York NY(a)	39,200	4,643,632
SVB Financial Group(a)	36,190	4,028,671

		15,084,305

Capital Markets – 3.8%
Affiliated Managers Group, Inc.(a)	19,007	4,013,328
Lazard Ltd. – Class A	93,913	5,133,285
Stifel Financial Corp.(a)	67,671	3,240,087

		12,386,700

		27,471,005

Energy – 5.1%
Energy Equipment & Services – 3.2%
FMC Technologies, Inc.(a)	40,602	2,510,828
Oceaneering International, Inc.	55,916	3,889,517
Superior Energy Services, Inc.	109,931	3,939,927

		10,340,272

Oil, Gas & Consumable Fuels – 1.9%
Concho Resources, Inc.(a)	18,563	2,636,688
Oasis Petroleum, Inc.(a)	68,856	3,387,027

		6,023,715

		16,363,987

Consumer Staples – 2.7%
Food & Staples Retailing – 1.2%
Sprouts Farmers Market, Inc.(a)(b)	130,732	4,044,848

Food Products – 1.5%
Keurig Green Mountain, Inc.	35,267	4,701,797

		8,746,645

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.6%
Chemicals – 1.6%
PolyOne Corp.	134,384	$5,270,540

Total Common Stocks (cost $228,610,318)		319,324,493

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(c) (cost $1,773,470)	1,773,470	1,773,470

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $230,383,788)		321,097,963

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.8%
Investment Companies – 3.8%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $12,332,861)	12,332,861	12,332,861

Total Investments – 103.5% (cost $242,716,649)		333,430,824
Other assets less liabilities – (3.5)%		(11,230,994)

Net Assets – 100.0%		$322,199,830

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.9%
Energy – 30.3%
Coal & Consumable Fuels – 0.3%
Cameco Corp.	22,628	$442,446
China Shenhua Energy Co., Ltd. – Class H	194,570	562,321
Coal India Ltd.	24,830	146,253
CONSOL Energy, Inc.	13,104	527,829
Peabody Energy Corp.	15,512	246,331

		1,925,180

Integrated Oil & Gas – 18.6%
BG Group PLC	424,036	8,452,557
BP PLC	1,621,438	12,934,309
Chevron Corp.	191,445	24,782,556
China Petroleum & Chemical Corp. – Class H	1,748,000	1,767,668
ENI SpA	31,010	774,351
Exxon Mobil Corp.	396,070	39,393,122
Galp Energia SGPS SA	88,790	1,576,071
Gazprom OAO (Sponsored ADR)	336,180	2,416,630
Hess Corp.	16,230	1,640,853
LUKOIL OAO (London) (Sponsored ADR)	27,630	1,533,741
PetroChina Co., Ltd. – Class H	1,652,000	2,347,420
Petroleo Brasileiro SA (ADR)	196,510	3,845,701
Petroleo Brasileiro SA (Sponsored ADR)	100,388	2,089,074
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	232,633	9,399,754
Royal Dutch Shell PLC – Class A	222,845	9,018,902
Royal Dutch Shell PLC – Class B	221,260	9,345,805
Total SA	266,990	17,618,269

		148,936,783

Oil & Gas Drilling – 0.2%
Nabors Industries Ltd.	31,410	854,666
Odfjell Drilling Ltd.	156,160	738,226

		1,592,892

Oil & Gas Equipment & Services – 0.6%
Aker Solutions ASA	101,550	1,544,473
Deep Sea Supply PLC(a)	481,511	708,347
Halliburton Co.	16,800	1,135,848
Helix Energy Solutions Group, Inc.(b)	34,790	950,463
Petroleum Geo-Services ASA	82,220	619,712

		4,958,843

Oil & Gas Exploration & Production – 8.6%
Anadarko Petroleum Corp.	53,838	6,067,004
Apache Corp.	22,560	2,297,285

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cabot Oil & Gas Corp.	24,141	$809,689
Canadian Natural Resources Ltd.	137,658	5,999,828
Chesapeake Energy Corp.	30,369	826,037
CNOOC Ltd.	1,016,800	2,037,913
Concho Resources, Inc.(b)	6,388	907,351
ConocoPhillips	89,351	7,257,088
Crescent Point Energy Corp.(a)	23,501	972,634
Det Norske Oljeselskap ASA(a)(b)	131,164	1,354,751
Devon Energy Corp.	22,125	1,668,667
EnCana Corp.	42,369	976,907
EOG Resources, Inc.	51,844	5,696,619
EQT Corp.	8,623	854,194
Inpex Corp.	103,200	1,479,596
Marathon Oil Corp.	39,840	1,660,930
MEG Energy Corp.(b)	29,970	1,067,542
Murphy Oil Corp.	19,560	1,221,913
Noble Energy, Inc.	44,828	3,233,892
Occidental Petroleum Corp.	89,096	9,241,928
Pioneer Natural Resources Co.	8,165	1,703,627
Rosetta Resources, Inc.(b)	31,250	1,562,500
SM Energy Co.	14,550	1,295,532
Southwestern Energy Co.(b)	20,174	830,765
Whiting Petroleum Corp.(b)	9,210	853,399
Williams Cos., Inc. (The)	95,770	5,692,569
Woodside Petroleum Ltd.	37,422	1,493,414

		69,063,574

Oil & Gas Refining & Marketing – 0.1%
Valero Energy Corp.	16,210	877,609

Oil & Gas Storage & Transportation – 1.9%
Enbridge, Inc.	104,130	5,193,571
Kinder Morgan, Inc./DE	114,880	4,625,069
Petronet LNG Ltd.(b)	281,000	852,799
TransCanada Corp.	84,650	4,548,974

		15,220,413

		242,575,294

Materials – 12.7%
Aluminum – 0.4%
Alcoa, Inc.	82,530	1,370,823
Norsk Hydro ASA	320,484	1,888,043

		3,258,866

Commodity Chemicals – 0.2%
Denki Kagaku Kogyo KK	197,000	667,495
LyondellBasell Industries NV – Class A	10,940	1,250,989

		1,918,484

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.1%
Anhui Conch Cement Co., Ltd. – Class H(a)	172,000	$622,044

Diversified Chemicals – 0.5%
Arkema SA	17,320	1,300,713
Eastman Chemical Co.	14,050	1,158,703
Huntsman Corp.	58,610	1,576,023

		4,035,439

Diversified Metals & Mining – 5.9%
Anglo American PLC	106,782	2,711,332
Aurubis AG	12,770	628,122
BHP Billiton Ltd.	365,279	12,596,576
BHP Billiton PLC	161,758	5,098,826
Boliden AB	52,250	829,069
Freeport-McMoRan, Inc.	121,501	4,418,992
Glencore PLC(b)	1,090,323	6,565,333
KGHM Polska Miedz SA	22,020	907,547
MMC Norilsk Nickel OJSC (ADR)	61,820	1,209,818
Rio Tinto PLC	230,367	12,317,769

		47,283,384

Fertilizers & Agricultural Chemicals – 1.2%
Monsanto Co.	47,746	5,521,825
Mosaic Co. (The)	12,666	604,928
Potash Corp. of Saskatchewan, Inc.	56,698	1,991,444
Syngenta AG	3,645	1,309,152

		9,427,349

Forest Products – 0.0%
Duratex SA	11,766	52,930

Gold – 1.0%
Agnico Eagle Mines Ltd.	7,660	292,930
Barrick Gold Corp.	80,238	1,475,175
Franco-Nevada Corp.	5,478	308,638
Goldcorp, Inc.	134,188	3,767,829
Koza Altin Isletmeleri AS	37,990	407,969
New Gold, Inc.(b)	51,670	334,075
Newcrest Mining Ltd.(a)(b)	28,830	306,739
Newmont Mining Corp.	18,559	502,763
Real Gold Mining Ltd.(a)(b)(c)(d)	686,500	9
Yamana Gold, Inc.	32,437	276,250

		7,672,377

Paper Products – 0.4%
International Paper Co.	16,335	791,431
Mondi PLC	66,000	1,133,882

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

OJI Holdings Corp.	31,000	$126,083
Sappi Ltd.(b)	202,860	838,563
Stora Enso Oyj – Class R	21,563	188,198
UPM-Kymmene Oyj	20,733	312,073

		3,390,230

Precious Metals & Minerals – 0.2%
Dominion Diamond Corp.(b)	51,620	698,418
Fresnillo PLC	8,240	131,827
Impala Platinum Holdings Ltd.	20,155	182,436
Industrias Penoles SAB de CV	5,201	132,444
North American Palladium Ltd.(b)	881,200	242,066
Silver Wheaton Corp.	13,331	332,999

		1,720,190

Specialty Chemicals – 0.2%
Johnson Matthey PLC	16,440	862,542
Koninklijke DSM NV	11,886	794,122

		1,656,664

Steel – 2.6%
ArcelorMittal (Euronext Amsterdam)	76,517	1,112,151
BlueScope Steel Ltd.(b)	133,412	687,898
China Steel Corp. (Sponsored GDR)(e)	45,768	764,319
JFE Holdings, Inc.	115,400	2,336,235
Nippon Steel & Sumitomo Metal Corp.	577,920	1,636,673
Nucor Corp.	24,385	1,324,593
POSCO	5,010	1,656,465
Tata Steel Ltd.	86,310	732,328
Ternium SA (Sponsored ADR)	32,850	858,371
ThyssenKrupp AG(b)	34,514	960,797
Vale SA	99,870	1,299,180
Vale SA (Preference Shares)	145,590	1,689,065
Vale SA (Sponsored ADR) (Local Preference Shares)	432,880	5,043,052
Voestalpine AG	17,170	737,083

		20,838,210

		101,876,167

Equity: Other – 7.3%
Diversified/Specialty – 6.7%
Alam Sutera Realty Tbk PT	1,286,450	56,113
Alexandria Real Estate Equities, Inc.	1,318	104,201
Armada Hoffler Properties, Inc.	34,374	330,334
Ayala Land, Inc.	915,382	693,488
Azrieli Group	3,919	127,119
Bakrieland Development Tbk PT(b)	3,227,600	13,796
Beni Stabili SpA(a)	89,263	72,582
British Land Co. PLC (The)	205,154	2,491,271
Bumi Serpong Damai PT	799,500	109,780

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Buzzi Unicem SpA	27,650	$419,600
CA Immobilien Anlagen AG(b)	40,007	827,397
Canadian Real Estate Investment Trust	1,285	57,165
Capital Property Fund	383,985	430,200
CapitaLand Ltd.	268,000	711,972
Central Pattana PCL	147,200	222,367
Cheung Kong Holdings Ltd.	43,000	782,753
Ciputra Development Tbk PT	1,129,400	117,396
City Developments Ltd.	61,000	489,532
ClubCorp Holdings, Inc.	33,574	623,133
Cofinimmo	6,203	765,488
Country Garden Holdings Co., Ltd.	2,057,400	906,884
CSR Ltd.	128,010	418,798
Digital Realty Trust, Inc.(a)	2,515	164,104
DLF Ltd.	44,886	131,639
Dream Office Real Estate Investment Trust	20,151	538,756
Duke Realty Corp.	6,089	113,255
East Japan Railway Co.	5,200	404,264
Eastern & Oriental Bhd	80,450	72,481
Eurobank Properties Real Estate Investment Co.	4,188	50,912
Evergrande Real Estate Group Ltd.(a)	641,750	267,426
Fibra Uno Administracion SA de CV	471,881	1,699,988
Fonciere Des Regions	3,605	364,947
Gecina SA	3,663	517,717
Globe Trade Centre SA(b)	27,157	50,148
GPT Group (The)	186,016	693,532
Gramercy Property Trust, Inc.	133,190	824,446
Growthpoint Properties Ltd.	366,898	867,139
Guangzhou R&F Properties Co., Ltd. – Class H	103,400	124,607
H&R Real Estate Investment Trust	5,077	108,002
Hang Lung Properties Ltd.	227,000	751,479
Hemfosa Fastigheter AB(b)	26,913	427,228
Henderson Land Development Co., Ltd.	149,850	993,101
Home Depot, Inc. (The)	3,550	331,925
Hufvudstaden AB – Class A	11,748	156,184
Hulic Co., Ltd.	31,150	354,076
IGB Corp. Bhd	83,800	76,303
IJM Land Bhd	45,600	47,712
IMMOFINANZ AG(b)	94,916	297,445
Kennedy Wilson Europe Real Estate PLC	45,780	834,499
Kennedy-Wilson Holdings, Inc.	31,930	834,012
Kiwi Income Property Trust	106,414	106,367
KLCCP Stapled Group	47,900	100,602
Land & Houses PCL	298,400	101,983

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Land Securities Group PLC	84,861	$1,526,715
Lend Lease Group	47,160	630,585
Lippo Karawaci Tbk PT	2,089,100	191,193
Longfor Properties Co., Ltd.	151,950	193,981
Mah Sing Group Bhd	87,300	67,857
Mapletree Greater China Commercial Trust(e)	196,500	148,620
Merlin Properties Socimi SA(b)	113,520	1,490,701
Mitchells & Butlers PLC(b)	61,220	417,046
Mitsubishi Estate Co., Ltd.	169,000	3,908,427
Mitsui Fudosan Co., Ltd.	131,000	4,180,297
New World China Land Ltd.	278,000	168,592
New World Development Co., Ltd.	165,048	208,696
New York REIT, Inc.(a)	77,960	803,768
Nomura Real Estate Master Fund, Inc.(a)	188	236,129
Orix JREIT, Inc.(a)	436	583,420
Pruksa Real Estate PCL	297,900	321,776
Quality Houses PCL	365,900	50,864
Redefine Properties Ltd.	368,492	330,274
Regal Entertainment Group – Class A	38,650	813,583
Resilient Property Income Fund Ltd.	25,904	170,730
SM Prime Holdings, Inc.	809,350	300,513
SOHO China Ltd.	169,000	137,739
SP Setia Bhd Group	88,250	96,589
Spirit Realty Capital, Inc.	22,116	261,190
Sponda Oyj	25,884	135,500
Sumitomo Realty & Development Co., Ltd.	66,000	2,559,194
Summarecon Agung Tbk PT	1,115,400	127,736
Sun Hung Kai Properties Ltd.	219,305	3,329,319
Sunac China Holdings Ltd.	197,400	153,330
Suntec Real Estate Investment Trust	255,000	372,411
Supalai PCL	372,000	302,818
Swire Properties Ltd.	189,600	636,096
Swiss Prime Site AG(b)	5,897	470,906
Taiheiyo Cement Corp.	52,000	217,502
Tokyu Fudosan Holdings Corp.	33,800	259,549
Top REIT, Inc.	54	249,107
Unitech Ltd.(b)	137,794	49,932
United Urban Investment Corp.	268	432,298
UOL Group Ltd.	103,576	526,151
Vornado Realty Trust	5,427	574,557
Wallenstam AB – Class B	10,688	175,784
Wharf Holdings Ltd. (The)	291,000	2,278,949
Wihlborgs Fastigheter AB	7,154	132,145
WP Carey, Inc.	1,584	108,156

		53,508,373

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.6%
Chartwell Retirement Residences	42,160	$434,667
HCP, Inc.	19,316	836,963
Health Care REIT, Inc.	5,749	388,517
LTC Properties, Inc.	17,170	703,112
Medical Properties Trust, Inc.	54,505	767,975
Omega Healthcare Investors, Inc.(a)	26,028	980,475
Senior Housing Properties Trust	3,779	88,164
Ventas, Inc.	12,373	813,896

		5,013,769

Triple Net – 0.0%
Realty Income Corp.(a)	4,103	183,486

		58,705,628

Utilities – 5.0%
Electric Utilities – 1.9%
CLP Holdings Ltd.	124,500	1,054,160
Electricite de France SA	91,010	2,958,731
Endesa SA	57,360	2,130,948
Enel SpA	543,910	2,880,911
Fortum Oyj	47,790	1,200,568
Iberdrola SA	333,770	2,452,361
Korea Electric Power Corp.	29,070	1,215,955
SSE PLC	54,340	1,370,527

		15,264,161

Gas Utilities – 0.6%
Gas Natural SDG SA	56,900	1,744,626
Hong Kong & China Gas Co., Ltd.	565,000	1,281,630
Petronas Gas Bhd	115,100	832,225
Snam SpA	197,250	1,147,546

		5,006,027

Independent Power Producers & Energy Traders – 0.4%
Aboitiz Power Corp.	257,600	221,627
AES Corp./VA	27,130	411,833
Calpine Corp.(b)	15,760	374,615
China Resources Power Holdings Co., Ltd.	172,000	521,640
EDP Renovaveis SA	37,960	274,773
Electric Power Development Co., Ltd.	5,900	193,286
Enel Green Power SpA	224,190	619,313
NRG Energy, Inc.	15,000	461,700
Tractebel Energia SA	24,700	413,892

		3,492,679

Multi-Utilities – 1.9%
Centrica PLC	242,270	1,285,999
Dominion Resources, Inc./VA	27,730	1,947,201

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

E.ON SE	105,170	$1,914,100
GDF Suez	121,900	3,004,651
National Grid PLC	175,270	2,619,236
PG&E Corp.	22,590	1,049,983
RWE AG	31,660	1,241,499
Sempra Energy	11,460	1,214,416
United Utilities Group PLC	36,810	536,681

		14,813,766

Water Utilities – 0.2%
American Water Works Co., Inc.	9,050	458,021
Cia de Saneamento Basico do Estado de Sao Paulo	42,200	403,242
Severn Trent PLC	12,740	411,642

		1,272,905

		39,849,538

Retail – 3.9%
Regional Mall – 0.9%
BR Malls Participacoes SA	71,410	742,332
CapitaMall Trust	271,000	433,708
General Growth Properties, Inc.	9,429	231,670
Macerich Co. (The)	2,664	173,933
Multiplan Empreendimentos Imobiliarios SA	17,750	457,607
Pennsylvania Real Estate Investment Trust	44,480	896,717
Simon Property Group, Inc.	19,875	3,379,346
Taubman Centers, Inc.	1,173	89,347
Washington Prime Group, Inc.	51,340	1,002,157

		7,406,817

Shopping Center/Other Retail – 3.0%
Aeon Mall Co., Ltd.	14,100	307,895
American Realty Capital Properties, Inc.	29,653	390,233
Atrium European Real Estate Ltd.(b)	16,636	90,933
Calloway Real Estate Investment Trust	1,934	47,438
Capital & Counties Properties PLC	77,596	431,341
CapitaMalls Malaysia Trust	114,700	51,309
Citycon OYJ	27,897	102,772
DDR Corp.	44,456	809,988
Deutsche Euroshop AG	4,921	233,138
Federal Realty Investment Trust	1,246	155,476
Federation Centres	252,050	626,863
Fukuoka REIT Corp.(a)	113	216,135
Hammerson PLC	119,389	1,205,230
Harvey Norman Holdings Ltd.(a)	70,000	232,339
Hyprop Investments Ltd.	56,945	461,005
IGB Real Estate Investment Trust	177,200	70,273

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Iguatemi Empresa de Shopping Centers SA	6,000	$73,710
Intu Properties PLC	95,056	540,326
Japan Retail Fund Investment Corp.(a)	456	956,472
Kimco Realty Corp.	7,477	175,635
Kite Realty Group Trust	33,210	854,174
Klepierre	29,845	1,421,963
Link REIT (The)	253,378	1,504,907
Ramco-Gershenson Properties Trust	52,844	896,234
Regency Centers Corp.	7,229	413,065
Retail Opportunity Investments Corp.	56,099	888,608
RioCan Real Estate Investment Trust	13,615	339,217
Scentre Group(b)	988,039	3,165,133
Unibail-Rodamco SE	15,548	4,178,292
Vastned Retail NV	13,958	679,134
Weingarten Realty Investors	6,540	223,799
Westfield Corp.	265,684	1,890,794

		23,633,831

		31,040,648

Residential – 2.9%
Multi-Family – 2.6%
Apartment Investment & Management Co. – Class A	2,679	91,809
Associated Estates Realty Corp.	69,650	1,288,525
AvalonBay Communities, Inc.	2,387	367,837
Boardwalk Real Estate Investment Trust	745	47,182
Brookfield Residential Properties, Inc.(b)	21,377	431,815
BUWOG AG(b)	4,745	92,596
Camden Property Trust	1,578	118,098
Canadian Apartment Properties REIT	2,091	45,770
China Overseas Land & Investment Ltd.	878,650	2,470,079
China Resources Land Ltd.	187,700	429,067
China Vanke Co., Ltd. – Class H(a)(b)	526,575	986,557
CIFI Holdings Group Co., Ltd.	2,072,000	408,851
Comforia Residential REIT, Inc.	25	46,326
Corp. GEO SAB de CV Series B(b)(c)(d)	108,590	845
Cyrela Brazil Realty SA Empreendimentos e Participacoes	27,620	175,085
Desarrolladora Homex SAB de CV(a)(b)(c)(d)	1,300	232
Deutsche Wohnen AG	30,911	698,557
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	203,953	256,246
Equity Residential	12,226	812,662
Essex Property Trust, Inc.	1,750	338,538
Even Construtora e Incorporadora SA	110,200	333,283
GAGFAH SA(b)	72,955	1,429,225
Irish Residential Properties REIT PLC(b)	181,610	247,960

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Rental Housing Investments, Inc.	184	$136,792
Kenedix Residential Investment Corp.(a)	101	261,719
KWG Property Holding Ltd.	977,500	713,828
LEG Immobilien AG(b)	15,464	1,153,570
Meritage Homes Corp.(b)	17,950	740,796
Mid-America Apartment Communities, Inc.	15,422	1,115,319
Mirvac Group	382,142	655,675
MRV Engenharia e Participacoes SA	29,400	119,780
PDG Realty SA Empreendimentos e Participacoes(b)	133,930	89,147
Rossi Residencial SA(b)	618,121	392,107
Shimao Property Holdings Ltd.	247,000	541,365
Sino-Ocean Land Holdings Ltd.	397,350	223,488
Stockland	545,706	2,168,345
Sun Communities, Inc.	9,870	529,328
Taylor Wimpey PLC	216,630	412,804
UDR, Inc.	4,666	139,607
Urbi Desarrollos Urbanos SAB de CV(a)(b)(c)(d)	52,560	– 0	–
Wing Tai Holdings Ltd.	320,000	478,819

		20,989,634

Self Storage – 0.2%
Extra Space Storage, Inc.	2,031	107,034
Public Storage	4,314	755,726
Safestore Holdings PLC	113,060	403,079

		1,265,839

Single Family – 0.1%
Fortune Brands Home & Security, Inc.	17,280	746,669

		23,002,142

Transportation – 2.5%
Airport Services – 0.9%
Aeroports de Paris	16,170	2,150,485
Airports of Thailand PCL	208,900	1,550,439
Auckland International Airport Ltd.	211,370	649,144
Flughafen Zuerich AG	1,010	660,276
Fraport AG Frankfurt Airport Services Worldwide	16,330	1,109,863
Kobenhavns Lufthavne	1,270	645,153
SIA Engineering Co., Ltd.	205,000	752,080

		7,517,440

Highways & Railtracks – 1.3%
Abertis Infraestructuras SA	168,360	3,543,080
Atlantia SpA	161,880	4,116,471
CCR SA	291,000	2,633,755

		10,293,306

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Marine Ports & Services – 0.3%
COSCO Pacific Ltd.	358,000	$501,527
International Container Terminal Services, Inc.	260,830	675,406
Kamigumi Co., Ltd.	36,000	335,227
Mitsubishi Logistics Corp.	24,000	360,204
Westports Holdings Bhd	408,300	374,361
Westshore Terminals Investment Corp.	9,560	318,022

		2,564,747

		20,375,493

Office – 2.1%
Office – 2.1%
Allied Properties Real Estate Investment Trust	18,510	607,750
Ascendas India Trust	73,000	46,969
Befimmo SA	1,792	144,784
Boston Properties, Inc.	5,143	624,463
CapitaCommercial Trust	205,000	278,777
Castellum AB	17,564	286,553
Columbia Property Trust, Inc.	31,850	817,590
Cominar Real Estate Investment Trust	36,548	649,078
Cousins Properties, Inc.	72,735	923,007
Daiwa Office Investment Corp.(a)	29	153,323
Derwent London PLC	9,881	458,026
Fabege AB	48,031	631,918
Great Portland Estates PLC	36,659	400,024
Hongkong Land Holdings Ltd.	204,000	1,397,711
Inmobiliaria Colonial SA(b)	185,510	142,108
Investa Office Fund	157,870	541,467
Japan Excellent, Inc.	467	629,210
Japan Prime Realty Investment Corp.	37	136,061
Japan Real Estate Investment Corp.	241	1,325,952
Kenedix Office Investment Corp. – Class A	110	608,638
Kilroy Realty Corp.	6,545	413,972
Liberty Property Trust	13,491	477,851
Nippon Building Fund, Inc.	143	796,323
Norwegian Property ASA(b)	52,490	83,842
NTT Urban Development Corp.	21,000	240,806
Parkway Properties, Inc./MD	42,768	887,436
PSP Swiss Property AG(b)	4,295	388,406
SL Green Realty Corp.	14,339	1,567,970
Tokyo Tatemono Co., Ltd.	41,000	351,325
Workspace Group PLC	44,200	455,682

		16,467,022

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Lodging – 0.9%
Lodging – 0.9%
Ashford Hospitality Prime, Inc.	48,682	$788,162
Ashford Hospitality Trust, Inc.	72,768	843,381
Chatham Lodging Trust	35,100	811,512
DiamondRock Hospitality Co.	73,370	977,289
FelCor Lodging Trust, Inc.	55,220	570,975
Hersha Hospitality Trust	128,330	871,361
Host Hotels & Resorts, Inc.	13,917	317,586
Intrawest Resorts Holdings, Inc.(b)	18,710	215,352
Japan Hotel REIT Investment Corp.(a)	616	372,504
Pebblebrook Hotel Trust	9,410	364,543
Starwood Hotels & Resorts Worldwide, Inc.	9,760	825,110
Wyndham Worldwide Corp.	5,180	419,269

		7,377,044

Industrials – 0.9%
Industrial Warehouse Distribution – 0.7%
Ascendas Real Estate Investment Trust	208,000	391,047
Global Logistic Properties Ltd.	315,800	720,482
Granite Real Estate Investment Trust	21,440	814,720
Hansteen Holdings PLC	166,310	283,831
Japan Logistics Fund, Inc.	100	230,132
Mapletree Industrial Trust	360,000	414,982
Mapletree Logistics Trust	473,012	445,102
ProLogis, Inc.	11,305	462,827
Segro PLC	79,182	486,807
STAG Industrial, Inc.	37,710	883,545
Warehouses De Pauw SCA	1,179	88,689

		5,222,164

Mixed Office Industrial – 0.2%
BR Properties SA	20,220	134,589
Goodman Group	272,390	1,421,082

		1,555,671

		6,777,835

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	25,796	1,286,188
Bunge Ltd.	5,784	489,616
Wilmar International Ltd.	75,000	189,624

		1,965,428

Mortgage – 0.1%
Mortgage – 0.1%
Altisource Residential Corp.	26,135	641,353

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Financial: Other – 0.1%
Financial: Other – 0.1%
HFF, Inc. – Class A	20,220	$606,600

Total Common Stocks (cost $516,337,055)		551,260,192

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 12.8%
United States – 12.8%
U.S. Treasury Inflation Index
0.125%, 4/15/16 (TIPS)(f)(g)	$94,790	96,412,239
0.625%, 7/15/21 (TIPS)	5,856	6,116,366

Total Inflation-Linked Securities (cost $103,334,126)		102,528,605

	Shares
INVESTMENT COMPANIES – 0.4%
Funds and Investment Trusts – 0.4%
CPN Retail Growth Leasehold Property Fund	179,850	96,322
iShares US Real Estate ETF(a)	38,220	2,835,924

Total Investment Companies (cost $2,537,718)		2,932,246

WARRANTS – 0.2%
Equity: Other – 0.2%
Diversified/Specialty – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(b)	520,483	1,452,478
Sun Hung Kai Properties Ltd., , expiring 4/22/16(a)(b)	10,358	25,527

Total Warrants (cost $657,941)		1,478,005

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares US Real Estate ETF Expiration: Jan 2015, Exercise Price: $ 57.00(b)(h)	1,988	31,808

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Expiration: Jan 2015, Exercise Price: $ 59.00 (b)(h)	1,028	$22,102

Total Options Purchased – Puts (premiums paid $1,186,764)		53,910

	Shares
SHORT-TERM INVESTMENTS – 15.3%
Investment Companies – 15.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(i)(j) (cost $122,852,656)	122,852,656	122,852,656

Total Investments Before Security Lending Collateral for Securities Loaned – 97.6% (cost $746,906,260)		781,105,614

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Investment Companies – 1.5%
AllianceBernstein Exchange Reserves – Class I, 0.07%(j) (cost $12,118,991)	12,118,991	12,118,991

Total Investments – 99.1% (cost $759,025,251)		793,224,605
Other assets less liabilities – 0.9%		6,952,999

Net Assets – 100.0%		$800,177,604

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canola (WCE) Futures	618	November 2014	$5,258,072	$4,772,122	$(485,950)
Cattle Feeder Futures	24	October 2014	2,681,047	2,600,700	(80,347)
Cocoa Futures	121	December 2014	3,829,539	3,907,090	77,551
Coff Robusta Futures	90	November 2014	1,828,234	1,849,500	21,266
Coffee C Futures	19	December 2014	1,326,735	1,433,550	106,815
Copper London Metal Exchange Futures	22	November 2014	3,904,697	3,840,925	(63,772)
Cotton No. 2 Futures	163	December 2014	5,940,896	5,425,455	(515,441)
Gold 100 OZ Futures	20	December 2014	2,601,850	2,574,800	(27,050)
Live Cattle Futures	84	October 2014	5,198,404	5,087,880	(110,524)
Neckel London Metal Exchange Futures	23	November 2014	2,597,996	2,593,572	(4,424)

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Palladium Futures	15	December 2014	$1,319,814	$1,364,325	$44,511
Platinum Futures	99	October 2014	7,224,769	7,052,265	(172,504)
Soybean Futures	35	November 2014	2,171,723	1,792,438	(379,285)
Soybean Futures	33	December 2014	1,159,729	1,157,310	(2,419)
WTI Crude Futures	92	December 2014	9,189,204	8,682,040	(507,164)
WTI Crude Futures	44	May 2015	4,116,116	4,098,600	(17,516)
WTI Crude Futures	92	December 2017	7,925,126	8,084,040	158,914
WTI Crude Futures	92	December 2018	7,830,980	8,027,920	196,940
Zinc London Metal Exchange Futures	73	November 2014	4,321,207	4,307,000	(14,207)
Sold Contracts
Brent Crude Oil Futures	43	May 2015	4,492,383	4,487,050	5,333
Gas Oil Futures (ICE)	70	October 2014	6,250,006	6,079,500	170,506
Gasoline Rbob Futures	19	October 2014	2,079,764	2,093,074	(13,310)
Lead London Metal Exchange Futures	118	November 2014	6,603,598	6,611,688	(8,090)
Lean Hogs Futures	124	October 2014	5,262,859	4,867,000	395,859
NY Harbor USLD Futures	9	October 2014	1,088,698	1,081,118	7,580
PRI Aluminum London Metal Exchange Futures	116	November 2014	5,822,976	6,085,650	(262,674)
Rapeseed Euro Futures	169	November 2014	3,886,980	3,594,556	292,424
S&P 500 E mini Index Futures	979	September 2014	95,660,860	97,968,530	(2,307,670)
Sugar 11 Futures (World)	190	October 2014	3,725,308	3,296,272	429,036
Wheat Futures (CBT)	94	December 2014	2,889,458	2,648,450	241,008

					$(2,824,604)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,020	INR	121,140	9/17/14	$(28,568)
BNP Paribas SA	BRL	11,471	USD	4,987	9/03/14	(136,914)
BNP Paribas SA	USD	5,122	BRL	11,471	9/03/14	2,517
Citibank, NA	AUD	2,981	USD	2,772	9/17/14	(8,917)
Credit Suisse International	GBP	1,754	USD	2,937	9/17/14	25,497
Credit Suisse International	USD	3,352	CHF	3,013	9/17/14	(69,427)
Credit Suisse International	USD	1,987	RUB	70,729	9/17/14	(83,293)
Deutsche Bank AG London	EUR	9,548	USD	12,933	9/17/14	386,860
Goldman Sachs Bank USA	AUD	3,640	USD	3,402	9/17/14	5,754
HSBC Bank USA	JPY	3,540,745	USD	34,600	9/17/14	565,640
HSBC Bank USA	USD	11,214	CAD	12,259	9/17/14	56,809
HSBC Bank USA	USD	23,319	CNY	143,817	9/17/14	47,380
HSBC Bank USA	USD	902	HKD	6,991	9/17/14	95
JPMorgan Chase Bank NA	CAD	3,217	USD	2,994	9/17/14	36,285
JPMorgan Chase Bank NA	EUR	5,221	USD	7,118	9/17/14	256,980
JPMorgan Chase Bank NA	GBP	5,287	USD	8,969	9/17/14	192,946
JPMorgan Chase Bank NA	JPY	304,688	USD	2,993	9/17/14	63,964

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	2,265	SGD	2,830	9/17/14	$956
Northern Trust Company	USD	3,029	GBP	1,776	9/17/14	(81,114)
Royal Bank of Scotland PLC	BRL	4,585	USD	2,048	9/03/14	(457)
Royal Bank of Scotland PLC	USD	2,047	BRL	4,585	9/03/14	1,006
Royal Bank of Scotland PLC	USD	1,713	IDR	20,453,303	9/17/14	29,370
Royal Bank of Scotland PLC	USD	588	MYR	1,893	9/17/14	10,500
Standard Chartered Bank	USD	2,255	ZAR	24,592	9/17/14	45,160
State Street Bank & Trust Co.	EUR	1,985	USD	2,703	9/17/14	94,386
State Street Bank & Trust Co.	NOK	17,761	USD	2,822	9/17/14	(41,892)
State Street Bank & Trust Co.	USD	82	SEK	551	9/17/14	(3,296)
UBS AG	BRL	16,056	USD	7,169	9/03/14	(3,523)
UBS AG	USD	7,064	BRL	16,056	9/03/14	108,899
UBS AG	GBP	3,111	USD	5,310	9/17/14	145,593
UBS AG	NOK	11,550	USD	1,925	9/17/14	62,316
UBS AG	BRL	16,056	USD	6,945	11/04/14	(105,537)

						$1,575,975

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR	$(74,648)

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	10/31/16	1.930%	CPI	#	$13,946
Barclays Bank PLC	32,025	6/17/24	2.514%	CPI	#	(153,142)
Barclays Bank PLC	21,350	6/18/24	2.515%	CPI	#	(103,354)
Citibank, NA	1,500	3/27/18	2.450%	CPI	#	(47,327)
JPMorgan Chase Bank, NA	112,219	10/01/16	1.918%	CPI	#	137,093
JPMorgan Chase Bank, NA	112,450	6/06/17	2.040%	CPI	#	124,591
JPMorgan Chase Bank, NA	34,000	6/17/24	2.513%	CPI	#	(157,607)
JPMorgan Chase Bank, NA	32,025	6/17/24	2.513%	CPI	#	(148,452)
JPMorgan Chase Bank, NA	4,600	7/30/24	2.596%	CPI	#	(58,841)

						$(393,093)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Bloomberg Commodity Index 2 Months Forwards	21,166	0.11%	$5,725	9/15/14	$31,127
Bloomberg Commodity Index 2 Months Forwards	13,868	0.11%	3,751	9/15/14	20,394
Goldman Sachs International
Bloomberg Commodity Index 2 Months Forwards	315,925	0.12%	85,459	9/15/14	464,301
JPMorgan Chase Bank, NA
Bloomberg Commodity Index 2 Months Forwards	580,625	0.12%	157,062	9/15/14	853,319
Bloomberg Commodity Index 2 Months Forwards	16,039	0.11%	4,339	9/15/14	23,587
Bloomberg Commodity Index 2 Months Forwards	34,831	0.11%	9,370	9/17/14	103,203

					$1,495,931

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $912,939 or 0.1% of net assets.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	One contract relates to 100 shares.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Currency	Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
CBT	– Chicago Board of Trade
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
ICE	– Intercontinental Exchange
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security
WCE	– Winnipeg Commodities Exchange
WTI	– West Texas Intermediate

See notes to financial statements.

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.0%
Financials – 11.2%
Banks – 5.6%
Aozora Bank Ltd.	30,000	$102,423
Australia & New Zealand Banking Group Ltd.	72,844	2,276,397
Banca Monte dei Paschi di Siena SpA(a)	115,447	173,863
Banco Bilbao Vizcaya Argentaria SA	156,602	1,895,754
Banco Comercial Portugues SA(a)	935,105	127,418
Banco de Sabadell SA	90,524	285,033
Banco Espirito Santo SA(a)(b)(c)(d)	54,936	0
Banco Popolare SC(a)	9,614	150,414
Banco Popular Espanol SA	46,555	290,818
Banco Santander SA	319,820	3,186,384
Bank Hapoalim BM	28,076	159,105
Bank Leumi Le-Israel BM(a)	35,204	137,458
Bank of America Corp.	353,352	5,685,434
Bank of East Asia Ltd.	33,400	142,112
Bank of Ireland(a)	644,323	256,362
Bank of Kyoto Ltd. (The)	9,000	79,212
Bank of Queensland Ltd.	9,550	112,328
Bank of Yokohama Ltd. (The)	30,000	165,603
Bankia SA(a)	122,293	236,568
Barclays PLC	434,043	1,618,906
BB&T Corp.	24,100	899,653
Bendigo and Adelaide Bank Ltd.	11,518	134,046
BNP Paribas SA	28,096	1,898,533
BOC Hong Kong Holdings Ltd.	98,000	329,413
CaixaBank SA	47,129	283,680
Chiba Bank Ltd. (The)	19,000	133,989
Chugoku Bank Ltd. (The)	4,000	60,562
Citigroup, Inc.	101,999	5,268,248
Comerica, Inc.	6,100	307,074
Commerzbank AG(a)	25,689	390,014
Commonwealth Bank of Australia	42,790	3,252,736
Credit Agricole SA	26,562	394,192
Danske Bank A/S	17,403	490,025
DBS Group Holdings Ltd.	45,000	645,057
DnB ASA	25,942	485,487
Erste Group Bank AG	7,416	190,304
Fifth Third Bancorp	28,550	582,563
Fukuoka Financial Group, Inc.	20,000	96,959
Gunma Bank Ltd. (The)	10,000	58,970
Hachijuni Bank Ltd. (The)	11,000	66,470
Hang Seng Bank Ltd.	20,300	343,033
Hiroshima Bank Ltd. (The)	13,000	62,780
Hokuhoku Financial Group, Inc.	32,000	63,701

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

HSBC Holdings PLC	499,901	$5,403,524
Huntington Bancshares, Inc./OH	27,750	273,199
Intesa Sanpaolo SpA	308,758	919,327
Intesa Sanpaolo SpA – RSP	24,753	64,700
Iyo Bank Ltd. (The)	6,000	60,901
Joyo Bank Ltd. (The)	17,000	88,300
JPMorgan Chase & Co.	127,150	7,559,067
KBC Groep NV(a)	6,648	379,045
KeyCorp	29,600	402,856
Lloyds Banking Group PLC(a)	1,515,639	1,921,254
M&T Bank Corp.	4,450	550,154
Mitsubishi UFJ Financial Group, Inc.(a)	338,300	1,949,838
Mizrahi Tefahot Bank Ltd.	3,655	44,907
Mizuho Financial Group, Inc.	610,900	1,165,169
National Australia Bank Ltd.	62,482	2,056,222
Natixis	24,606	173,138
Nordea Bank AB	80,631	1,052,882
Oversea-Chinese Banking Corp., Ltd.	68,000	544,109
PNC Financial Services Group, Inc. (The)	17,900	1,517,025
Raiffeisen Bank International AG	3,111	79,889
Regions Financial Corp.	46,300	469,945
Resona Holdings, Inc.	58,600	318,067
Royal Bank of Scotland Group PLC(a)	65,881	396,958
Seven Bank Ltd.	15,807	64,171
Shinsei Bank Ltd.	43,000	90,638
Shizuoka Bank Ltd. (The)	14,000	145,301
Skandinaviska Enskilda Banken AB – Class A	40,323	527,357
Societe Generale SA	19,082	967,852
Standard Chartered PLC	64,436	1,298,799
Sumitomo Mitsui Financial Group, Inc.	33,800	1,367,178
Sumitomo Mitsui Trust Holdings, Inc.	88,000	361,252
SunTrust Banks, Inc.	17,850	679,728
Suruga Bank Ltd.	5,152	97,957
Svenska Handelsbanken AB – Class A	13,250	622,128
Swedbank AB – Class A	24,040	612,735
UniCredit SpA	117,178	908,773
Unione di Banche Italiane SCpA	22,740	177,899
United Overseas Bank Ltd.(d)	34,000	623,672
US Bancorp/MN	60,950	2,576,966
Wells Fargo & Co.	161,050	8,284,412
Westpac Banking Corp.	82,531	2,705,226
Yamaguchi Financial Group, Inc.	5,000	49,215
Zions Bancorporation	6,800	198,152

		83,268,968

Capital Markets – 1.3%
3i Group PLC	25,795	168,581
Aberdeen Asset Management PLC	24,311	175,807

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Affiliated Managers Group, Inc.(a)	1,837	$387,883
Ameriprise Financial, Inc.	6,400	804,864
Bank of New York Mellon Corp. (The)	38,250	1,498,635
BlackRock, Inc. – Class A	4,240	1,401,447
Charles Schwab Corp. (The)	39,300	1,120,443
Credit Suisse Group AG(a)	40,251	1,135,557
Daiwa Securities Group, Inc.	44,000	358,419
Deutsche Bank AG (REG)	36,616	1,255,420
E*Trade Financial Corp.(a)	9,650	214,809
Franklin Resources, Inc.	13,500	763,020
Goldman Sachs Group, Inc. (The)	14,000	2,507,540
Hargreaves Lansdown PLC	6,295	117,291
ICAP PLC	14,617	92,113
Invesco Ltd.	14,500	592,180
Investec PLC	14,543	132,579
Julius Baer Group Ltd.(a)	5,941	270,410
Legg Mason, Inc.	3,400	167,688
Macquarie Group Ltd.	7,671	418,263
Mediobanca SpA(a)	16,001	140,131
Morgan Stanley	47,000	1,612,570
Nomura Holdings, Inc.	96,300	618,142
Northern Trust Corp.	7,500	520,125
Partners Group Holding AG	461	121,669
SBI Holdings, Inc./Japan	5,365	63,636
Schroders PLC	3,300	133,651
State Street Corp.	14,450	1,040,833
T Rowe Price Group, Inc.	8,800	712,756
UBS AG (REG)(a)	96,899	1,739,027

		20,285,489

Consumer Finance – 0.4%
Acom Co., Ltd.(a)(d)	10,590	36,692
AEON Financial Service Co., Ltd.	3,000	69,735
American Express Co.	30,550	2,735,752
Capital One Financial Corp.	19,185	1,574,321
Credit Saison Co., Ltd.	3,900	77,647
Discover Financial Services	15,650	976,091
Navient Corp.	14,200	254,748

		5,724,986

Diversified Financial Services – 1.1%
ASX Ltd.	5,139	180,024
Berkshire Hathaway, Inc. – Class B(a)	60,550	8,310,487
CME Group, Inc./IL – Class A	10,550	807,603
Deutsche Boerse AG	5,124	364,797
Eurazeo SA	1,001	76,104
Exor SpA	2,615	104,145
First Pacific Co., Ltd./Hong Kong	62,700	72,674
Friends Life Group Ltd.	37,644	191,919

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Groupe Bruxelles Lambert SA	2,142	$210,656
Hong Kong Exchanges and Clearing Ltd.	29,300	673,100
Industrivarden AB – Class C	3,271	59,021
ING Groep NV(a)	101,947	1,403,081
Intercontinental Exchange, Inc.	3,895	736,155
Investment AB Kinnevik – Class B	6,249	253,585
Investor AB – Class B	12,091	449,027
Japan Exchange Group, Inc.(d)	6,923	164,574
Leucadia National Corp.	10,650	265,505
London Stock Exchange Group PLC	4,678	158,904
McGraw Hill Financial, Inc.	9,150	742,340
Mitsubishi UFJ Lease & Finance Co., Ltd.	13,070	69,860
Moody’s Corp.	6,350	594,170
NASDAQ OMX Group, Inc. (The)	3,950	171,707
ORIX Corp.	34,820	526,560
Pargesa Holding SA	820	70,573
Singapore Exchange Ltd.	21,000	122,348
Wendel SA	839	101,308

		16,880,227

Insurance – 2.4%
ACE Ltd.	11,400	1,212,162
Admiral Group PLC	5,131	113,861
Aegon NV(d)	48,093	380,302
Aflac, Inc.	15,250	933,910
Ageas	5,888	197,626
AIA Group Ltd.	319,700	1,743,381
Allianz SE	12,118	2,069,433
Allstate Corp. (The)	14,550	894,679
American International Group, Inc.	48,540	2,721,152
AMP Ltd.	78,514	431,457
Aon PLC	10,000	871,600
Assicurazioni Generali SpA	30,996	635,088
Assurant, Inc.	2,350	156,863
Aviva PLC	78,228	677,051
AXA SA	48,138	1,194,484
Baloise Holding AG	1,261	164,511
Chubb Corp. (The)	8,250	758,587
Cincinnati Financial Corp.	4,850	233,237
CNP Assurances	4,557	89,969
Dai-ichi Life Insurance Co., Ltd. (The)	28,311	406,435
Delta Lloyd NV	5,268	126,937
Direct Line Insurance Group PLC	39,818	197,620
Genworth Financial, Inc. – Class A(a)	16,600	235,554
Gjensidige Forsikring ASA	5,309	110,412
Hannover Rueck SE	1,601	133,171
Hartford Financial Services Group, Inc. (The)	15,050	557,602
Insurance Australia Group Ltd.	62,159	375,788

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Legal & General Group PLC	157,078	$630,783
Lincoln National Corp.	8,850	487,104
Loews Corp.	10,200	446,148
Mapfre SA	24,524	91,976
Marsh & McLennan Cos., Inc.	18,400	977,040
MetLife, Inc.	37,800	2,069,172
MS&AD Insurance Group Holdings, Inc.	13,500	304,839
Muenchener Rueckversicherungs AG	4,761	955,885
NKSJ Holdings, Inc.	9,000	217,752
Old Mutual PLC	130,002	429,725
Principal Financial Group, Inc.	9,150	496,753
Progressive Corp. (The)	18,300	457,866
Prudential Financial, Inc.	15,550	1,394,835
Prudential PLC	67,972	1,638,466
QBE Insurance Group Ltd.	33,147	357,109
RSA Insurance Group PLC	26,880	204,471
Sampo Oyj – Class A	11,867	584,406
SCOR SE	4,077	124,840
Sony Financial Holdings, Inc.	4,619	74,015
Standard Life PLC	63,090	403,078
Suncorp Group Ltd.	34,153	460,615
Swiss Life Holding AG(a)	852	214,941
Swiss Re AG(a)	9,349	766,526
T&D Holdings, Inc.	15,350	190,721
Tokio Marine Holdings, Inc.	18,400	561,518
Torchmark Corp.	4,375	238,656
Travelers Cos., Inc. (The)	11,700	1,108,107
Tryg A/S	570	56,707
UnipolSai SpA	23,900	75,242
Unum Group	8,600	311,922
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,020	49,473
XL Group PLC	9,100	311,038
Zurich Insurance Group AG(a)	3,954	1,193,721

		35,508,322

Real Estate Investment Trusts (REITs) – 0.2%
American Tower Corp.	13,320	1,313,352
Crown Castle International Corp.	11,180	888,922
Plum Creek Timber Co., Inc.	5,900	239,717
Weyerhaeuser Co.	17,600	597,520

		3,039,511

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)	9,340	296,825
Cheung Kong Holdings Ltd.	37,000	673,532
Daito Trust Construction Co., Ltd.	2,000	247,578

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Daiwa House Industry Co., Ltd.	16,000	$303,249
IMMOFINANZ AG(a)	25,473	79,827
Lend Lease Group	14,543	194,457
Swire Pacific Ltd. – Class A	16,500	221,997
Swiss Prime Site AG(a)	5,706	455,654
Tokyu Fudosan Holdings Corp.	12,758	97,968

		2,571,087

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	15,900	156,933
People’s United Financial, Inc.	10,350	154,733

		311,666

		167,590,256

Information Technology – 8.8%
Communications Equipment – 0.8%
Alcatel-Lucent(a)	74,071	256,098
Cisco Systems, Inc.	172,090	4,300,529
F5 Networks, Inc.(a)	2,540	315,443
Harris Corp.	3,540	252,721
Juniper Networks, Inc.	15,880	368,257
Motorola Solutions, Inc.	7,540	447,876
QUALCOMM, Inc.	56,760	4,319,436
Telefonaktiebolaget LM Ericsson – Class B	80,785	1,006,705

		11,267,065

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	5,310	546,983
Citizen Holdings Co., Ltd.	7,000	49,762
Corning, Inc.	43,930	916,380
FLIR Systems, Inc.	4,660	157,461
Fujifilm Holdings Corp.	12,300	371,389
Hamamatsu Photonics KK	1,900	90,395
Hexagon AB – Class B	6,754	221,309
Hirose Electric Co., Ltd.	800	103,405
Hitachi High-Technologies Corp.	1,700	47,551
Hitachi Ltd.	128,000	970,022
Hoya Corp.	11,600	375,568
Ibiden Co., Ltd.	3,200	62,934
Jabil Circuit, Inc.	6,190	133,580
Japan Display, Inc.(a)	9,578	48,484
Keyence Corp.	1,300	556,724
Kyocera Corp.	8,500	398,123
Murata Manufacturing Co., Ltd.	5,400	516,278
Nippon Electric Glass Co., Ltd.	10,000	50,316
Omron Corp.	5,500	238,780
Shimadzu Corp.	6,000	52,577
TDK Corp.	3,300	164,533
TE Connectivity Ltd.	13,700	858,716

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Yaskawa Electric Corp.	6,000	$77,269
Yokogawa Electric Corp.(d)	5,700	66,048

		7,074,587

Internet Software & Services – 1.3%
Akamai Technologies, Inc.(a)	5,910	357,082
Dena Co., Ltd.(d)	2,802	34,945
eBay, Inc.(a)	38,280	2,124,540
Facebook, Inc. – Class A(a)	57,775	4,322,725
Google, Inc. – Class A(a)	9,569	5,572,603
Google, Inc. – Class C(a)	9,569	5,469,640
Kakaku.com, Inc.(d)	3,913	61,410
United Internet AG	3,090	133,325
VeriSign, Inc.(a)	4,090	233,437
Yahoo Japan Corp.	38,172	154,003
Yahoo!, Inc.(a)	31,400	1,209,214

		19,672,924

IT Services – 1.4%
Accenture PLC – Class A	21,270	1,724,146
Alliance Data Systems Corp.(a)	1,860	492,230
Amadeus IT Holding SA – Class A	10,099	375,756
AtoS	2,085	159,222
Automatic Data Processing, Inc.	16,200	1,352,376
Cap Gemini SA	3,831	272,558
Cognizant Technology Solutions Corp. – Class A(a)	20,420	933,807
Computer Sciences Corp.	4,880	291,775
Computershare Ltd.	12,550	144,570
Fidelity National Information Services, Inc.	9,640	547,070
Fiserv, Inc.(a)	8,400	541,548
Fujitsu Ltd.	49,000	336,535
International Business Machines Corp.	31,969	6,147,639
Itochu Techno-Solutions Corp.	700	31,163
MasterCard, Inc. – Class A	33,750	2,558,588
Nomura Research Institute Ltd.	3,000	94,823
NTT Data Corp.	3,351	120,360
Otsuka Corp.	1,300	55,131
Paychex, Inc.	10,820	450,653
Teradata Corp.(a)	5,220	238,397
Total System Services, Inc.	5,530	173,974
Visa, Inc. – Class A	16,970	3,606,464
Western Union Co. (The) – Class W	18,070	315,683
Xerox Corp.	36,610	505,584

		21,470,052

Semiconductors & Semiconductor Equipment – 1.1%
Advantest Corp.	4,200	48,833
Altera Corp.	10,450	369,303

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Analog Devices, Inc.	10,500	$536,760
Applied Materials, Inc.	40,850	943,839
ARM Holdings PLC	37,400	604,407
ASM Pacific Technology Ltd.	6,300	65,398
ASML Holding NV	9,489	910,820
Avago Technologies Ltd.	8,458	694,317
Broadcom Corp. – Class A	18,650	734,437
Infineon Technologies AG	29,929	348,886
Intel Corp.	167,200	5,838,624
KLA-Tencor Corp.	5,600	427,952
Lam Research Corp.	5,438	391,047
Linear Technology Corp.	7,950	358,625
Microchip Technology, Inc.(d)	6,700	327,161
Micron Technology, Inc.(a)	35,950	1,171,970
NVIDIA Corp.	18,700	363,715
Rohm Co., Ltd.	2,600	166,199
STMicroelectronics NV	16,919	142,121
Texas Instruments, Inc.	36,200	1,744,116
Tokyo Electron Ltd.	4,600	322,337
Xilinx, Inc.	8,950	378,137

		16,889,004

Software – 1.7%
Adobe Systems, Inc.(a)	15,570	1,119,483
Autodesk, Inc.(a)	7,580	406,591
CA, Inc.	10,620	299,909
Citrix Systems, Inc.(a)	5,470	384,322
Dassault Systemes	3,349	221,950
Electronic Arts, Inc.(a)	10,500	397,320
Gemalto NV(d)	2,103	206,034
GungHo Online Entertainment, Inc.(d)	10,703	57,145
Intuit, Inc.	9,510	791,042
Konami Corp.(d)	2,700	62,583
Microsoft Corp.	252,570	11,474,255
Nexon Co., Ltd.	3,483	30,365
NICE-Systems Ltd.	1,556	61,177
Nintendo Co., Ltd.	2,900	323,251
Oracle Corp.	115,280	4,787,578
Oracle Corp. Japan(d)	1,000	40,780
Red Hat, Inc.(a)	6,320	385,014
Sage Group PLC (The)	29,133	190,539
Salesforce.com, Inc.(a)	18,990	1,122,119
SAP SE	24,459	1,906,439
Symantec Corp.	23,220	563,782
Trend Micro, Inc./Japan	2,800	90,232
Xero Ltd.(a)(d)	1,694	35,777

		24,957,687

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 2.0%
Apple, Inc.	202,660	$20,772,650
Brother Industries Ltd.	6,300	122,277
Canon, Inc.	30,100	982,270
EMC Corp./MA	68,740	2,029,892
Hewlett-Packard Co.	62,880	2,389,440
Konica Minolta, Inc.	12,500	137,601
NEC Corp.	69,000	245,780
NetApp, Inc.	11,050	465,868
Nokia Oyj	99,412	834,905
Ricoh Co., Ltd.	18,000	195,381
SanDisk Corp.	7,570	741,557
Seagate Technology PLC	10,900	682,122
Seiko Epson Corp.	3,500	177,822
Western Digital Corp.	7,080	729,311

		30,506,876

		131,838,195

Health Care – 8.0%
Biotechnology – 1.2%
Actelion Ltd. (REG)(a)	2,714	333,229
Alexion Pharmaceuticals, Inc.(a)	6,640	1,124,086
Amgen, Inc.	25,500	3,554,190
Biogen Idec, Inc.(a)	8,000	2,744,320
Celgene Corp.(a)	26,900	2,556,038
CSL Ltd.	12,847	887,196
Gilead Sciences, Inc.(a)	51,650	5,556,507
Grifols SA	3,959	184,424
Regeneron Pharmaceuticals, Inc.(a)	2,700	946,404
Vertex Pharmaceuticals, Inc.(a)	7,955	744,349

		18,630,743

Health Care Equipment & Supplies – 1.0%
Abbott Laboratories	50,400	2,128,896
Baxter International, Inc.	18,250	1,368,385
Becton Dickinson and Co.	6,550	767,463
Boston Scientific Corp.(a)	44,400	562,992
CareFusion Corp.(a)	6,900	316,779
Cochlear Ltd.	1,515	102,710
Coloplast A/S – Class B	2,950	245,366
Covidien PLC	15,150	1,315,474
CR Bard, Inc.	2,550	378,522
DENTSPLY International, Inc.	4,700	224,214
Edwards Lifesciences Corp.(a)	3,550	352,373
Elekta AB – Class B(d)	9,784	111,846
Essilor International SA	5,415	574,545

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Getinge AB – Class B	5,313	$138,921
Intuitive Surgical, Inc.(a)	1,380	648,614
Medtronic, Inc.	33,550	2,142,167
Olympus Corp.(a)(d)	6,400	228,959
Smith & Nephew PLC	23,727	410,728
Sonova Holding AG	1,427	228,446
St Jude Medical, Inc.	9,550	626,385
Stryker Corp.	9,900	824,769
Sysmex Corp.	3,900	151,142
Terumo Corp.	8,100	203,999
Varian Medical Systems, Inc.(a)	3,500	297,570
William Demant Holding A/S(a)	602	46,513
Zimmer Holdings, Inc.	5,600	556,136

		14,953,914

Health Care Providers & Services – 1.0%
Aetna, Inc.	12,009	986,299
Alfresa Holdings Corp.	1,200	71,283
AmerisourceBergen Corp. – Class A	7,600	588,164
Cardinal Health, Inc.	11,450	843,865
Celesio AG	1,349	45,871
CIGNA Corp.	9,000	851,400
DaVita HealthCare Partners, Inc.(a)	6,000	448,080
Express Scripts Holding Co.(a)	25,933	1,917,227
Fresenius Medical Care AG & Co. KGaA	5,743	404,643
Fresenius SE & Co. KGaA	10,024	489,024
Humana, Inc.	5,200	669,448
Laboratory Corp. of America Holdings(a)	2,900	310,967
McKesson Corp.	7,800	1,521,234
Medipal Holdings Corp.	3,500	45,323
Miraca Holdings, Inc.	1,500	69,876
Patterson Cos., Inc.	2,750	110,742
Quest Diagnostics, Inc.	4,800	303,408
Ramsay Health Care Ltd.	3,487	169,324
Ryman Healthcare Ltd.	9,906	66,807
Sonic Healthcare Ltd.	10,107	166,500
Suzuken Co., Ltd./Aichi Japan	1,900	63,300
Tenet Healthcare Corp.(a)	3,250	198,835
UnitedHealth Group, Inc.	32,950	2,856,106
WellPoint, Inc.	9,400	1,095,194

		14,292,920

Health Care Technology – 0.0%
Cerner Corp.(a)	9,900	570,834
M3, Inc.	5,148	90,067

		660,901

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	11,150	637,334

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lonza Group AG(a)	1,405	$161,119
PerkinElmer, Inc.	3,750	168,188
QIAGEN NV(a)	6,363	154,303
Thermo Fisher Scientific, Inc.	13,400	1,610,814
Waters Corp.(a)	2,850	294,775

		3,026,533

Pharmaceuticals – 4.6%
AbbVie, Inc.	53,400	2,951,952
Actavis PLC(a)	8,967	2,035,329
Allergan, Inc./United States	10,050	1,644,984
Astellas Pharma, Inc.	57,600	830,598
AstraZeneca PLC	33,473	2,554,272
Bayer AG	21,952	2,950,412
Bristol-Myers Squibb Co.	55,650	2,818,673
Chugai Pharmaceutical Co., Ltd.	6,000	189,908
Daiichi Sankyo Co., Ltd.	16,900	299,058
Eisai Co., Ltd.	6,700	279,844
Eli Lilly & Co.	33,100	2,103,836
GlaxoSmithKline PLC	128,978	3,152,187
Hisamitsu Pharmaceutical Co., Inc.	1,500	59,562
Hospira, Inc.(a)	5,550	298,257
Johnson & Johnson	95,100	9,864,723
Kyowa Hakko Kirin Co., Ltd.	6,000	81,440
Mallinckrodt PLC(a)	3,805	310,070
Merck & Co., Inc.	98,200	5,902,802
Merck KGaA	3,431	299,379
Mitsubishi Tanabe Pharma Corp.	6,000	91,872
Mylan, Inc./PA(a)	12,500	607,500
Novartis AG	61,062	5,486,201
Novo Nordisk A/S – Class B	52,861	2,424,511
Ono Pharmaceutical Co., Ltd.	2,200	196,714
Orion Oyj – Class B	2,634	103,540
Otsuka Holdings Co., Ltd.	10,366	377,124
Perrigo Co. PLC	4,539	675,131
Pfizer, Inc.	214,257	6,297,013
Roche Holding AG	18,650	5,446,880
Sanofi	31,640	3,467,503
Santen Pharmaceutical Co., Ltd.	2,000	115,279
Shionogi & Co., Ltd.	7,900	186,106
Shire PLC	15,605	1,271,454
Sumitomo Dainippon Pharma Co., Ltd.	4,200	57,113
Taisho Pharmaceutical Holdings Co., Ltd.	838	63,616
Takeda Pharmaceutical Co., Ltd.	21,000	959,359
Teva Pharmaceutical Industries Ltd.	22,673	1,190,492
UCB SA	3,003	290,693
Zoetis, Inc.	16,814	595,888

		68,531,275

		120,096,286

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 7.5%
Aerospace & Defense – 1.3%
Airbus Group NV	15,594	$959,546
BAE Systems PLC	84,471	625,089
Boeing Co. (The)	22,550	2,859,340
Cobham PLC	30,224	149,170
Finmeccanica SpA(a)	10,743	100,741
General Dynamics Corp.	11,000	1,355,750
Honeywell International, Inc.	26,350	2,509,310
L-3 Communications Holdings, Inc.	2,950	324,352
Lockheed Martin Corp.	9,000	1,566,000
Meggitt PLC	21,168	165,664
Northrop Grumman Corp.	7,200	915,984
Precision Castparts Corp.	4,850	1,183,691
Raytheon Co.	10,500	1,011,570
Rockwell Collins, Inc.	4,500	346,410
Rolls-Royce Holdings PLC(a)	49,914	846,979
Safran SA	7,196	471,834
Singapore Technologies Engineering Ltd.	41,000	120,078
Textron, Inc.	9,350	355,300
Thales SA	2,458	137,323
United Technologies Corp.	28,300	3,055,834
Zodiac Aerospace	4,936	161,087

		19,221,052

Air Freight & Logistics – 0.4%
Bollore SA	145	91,465
CH Robinson Worldwide, Inc.	4,950	337,887
Deutsche Post AG	25,675	841,782
Expeditors International of Washington, Inc.	6,550	270,515
FedEx Corp.	9,400	1,390,072
Kuehne & Nagel International AG	1,434	193,607
Royal Mail PLC	17,254	128,073
TNT Express NV	11,710	87,609
Toll Holdings Ltd.	18,084	100,886
United Parcel Service, Inc. – Class B	23,700	2,306,721
Yamato Holdings Co., Ltd.	9,700	200,628

		5,949,245

Airlines – 0.2%
ANA Holdings, Inc.	30,000	72,957
Cathay Pacific Airways Ltd.	31,000	57,509
Delta Air Lines, Inc.	28,433	1,125,378
Deutsche Lufthansa AG (REG)	6,120	106,352
easyJet PLC	4,213	93,405
International Consolidated Airlines Group SA(a)	26,957	161,444
Japan Airlines Co., Ltd.	1,589	89,365

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Qantas Airways Ltd.(a)	28,514	$39,199
Ryanair Holdings PLC (Sponsored ADR)(a)	820	45,018
Singapore Airlines Ltd.	14,000	113,080
Southwest Airlines Co.	23,200	742,632

		2,646,339

Building Products – 0.2%
Allegion PLC	2,950	151,718
Asahi Glass Co., Ltd.	26,000	140,886
Assa Abloy AB – Class B	8,869	449,002
Cie de St-Gobain	11,790	598,986
Daikin Industries Ltd.	6,300	434,924
Geberit AG	1,004	341,032
LIXIL Group Corp.	7,100	157,304
Masco Corp.	11,900	279,293
TOTO Ltd.	7,000	85,185

		2,638,330

Commercial Services & Supplies – 0.3%
ADT Corp. (The)	5,850	215,631
Aggreko PLC	6,798	192,235
Babcock International Group PLC	13,308	247,866
Brambles Ltd.	41,466	368,357
Cintas Corp.	3,400	224,876
Dai Nippon Printing Co., Ltd.	14,000	146,961
Edenred	5,397	160,102
G4S PLC	41,187	181,376
Iron Mountain, Inc.	5,714	205,590
Park24 Co., Ltd.	2,600	45,244
Pitney Bowes, Inc.	6,750	182,655
Republic Services, Inc. – Class A	8,900	350,037
Secom Co., Ltd.	5,600	342,383
Securitas AB – Class B	8,312	90,945
Societe BIC SA	759	103,141
Stericycle, Inc.(a)	2,850	338,723
Toppan Printing Co., Ltd.	14,000	102,898
Tyco International Ltd.	15,500	691,610
Waste Management, Inc.	14,500	681,065

		4,871,695

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	4,728	199,152
Bouygues SA	5,085	186,887
Chiyoda Corp.	4,000	43,820
Ferrovial SA	10,904	221,940
Fluor Corp.	5,300	391,617
Hochtief AG	614	48,630
Jacobs Engineering Group, Inc.(a)	4,400	237,204

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

JGC Corp.	5,864	$169,890
Kajima Corp.	22,000	112,536
Koninklijke Boskalis Westminster NV	2,300	132,508
Leighton Holdings Ltd.(d)	2,696	56,600
Obayashi Corp.	17,000	129,847
OCI(a)(d)	2,238	74,863
Quanta Services, Inc.(a)	7,250	263,465
Shimizu Corp.	15,000	124,050
Skanska AB – Class B	10,087	208,745
Taisei Corp.	27,000	160,938
Vinci SA	12,824	838,826

		3,601,518

Electrical Equipment – 0.6%
ABB Ltd. (REG)(a)	58,374	1,327,683
Alstom SA(a)	5,736	203,187
AMETEK, Inc.	8,239	436,173
Eaton Corp. PLC	16,009	1,117,588
Emerson Electric Co.	23,600	1,510,872
First Solar, Inc.(a)	2,350	163,748
Fuji Electric Co., Ltd.	14,000	67,800
Legrand SA	7,051	389,914
Mabuchi Motor Co., Ltd.	700	59,540
Mitsubishi Electric Corp.	51,000	639,551
Nidec Corp.	5,400	345,138
Osram Licht AG(a)	2,362	98,933
Prysmian SpA	5,412	110,044
Rockwell Automation, Inc.	4,650	542,236
Schneider Electric SE (Paris)	13,837	1,170,590
Sumitomo Electric Industries Ltd.	20,000	293,202
Vestas Wind Systems A/S(a)	5,948	252,099

		8,728,298

Industrial Conglomerates – 1.3%
3M Co.	20,950	3,016,800
Danaher Corp.	20,250	1,551,352
General Electric Co.	336,950	8,753,961
Hutchison Whampoa Ltd.	56,000	730,954
Keppel Corp., Ltd.	38,000	331,398
Koninklijke Philips NV	25,759	786,771
NWS Holdings Ltd.	39,000	73,742
Roper Industries, Inc.	3,350	504,376
SembCorp Industries Ltd.	26,000	106,501
Siemens AG	21,048	2,638,597
Smiths Group PLC	10,470	228,936
Toshiba Corp.	106,000	467,881

		19,191,269

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Warehouse Distribution – 0.4%
Ascendas Real Estate Investment Trust	204,150	$383,809
DCT Industrial Trust, Inc.	24,960	198,432
EastGroup Properties, Inc.	2,380	154,319
First Industrial Realty Trust, Inc.	8,350	151,970
Global Logistic Properties Ltd.	310,715	708,881
GLP J-Reit	137	163,869
Hansteen Holdings PLC	52,263	89,194
Industrial & Infrastructure Fund Investment Corp.(d)	12	106,131
Japan Logistics Fund, Inc.	64	147,284
Mapletree Industrial Trust	89,462	103,125
Mapletree Logistics Trust	109,155	102,714
Nippon Prologis REIT, Inc.	141	342,297
ProLogis, Inc.	54,725	2,240,442
Pure Industrial Real Estate Trust	14,050	58,149
Segro PLC	76,227	468,640
STAG Industrial, Inc.	4,050	94,892
Warehouses De Pauw SCA	840	63,188

		5,577,336

Machinery – 1.2%
Alfa Laval AB	8,351	190,998
Amada Co., Ltd.	9,000	84,937
Andritz AG	1,933	103,401
Atlas Copco AB – Class A	17,826	520,133
Atlas Copco AB – Class B	10,359	276,736
Caterpillar, Inc.	20,950	2,285,016
CNH Industrial NV	25,062	218,041
Cummins, Inc.	5,800	841,638
Deere & Co.	12,200	1,025,898
Dover Corp.	5,550	487,678
FANUC Corp.	5,100	854,869
Flowserve Corp.	4,600	349,094
GEA Group AG	4,855	220,347
Hino Motors Ltd.	7,000	99,361
Hitachi Construction Machinery Co., Ltd.	2,900	57,036
IHI Corp.	35,000	165,126
Illinois Tool Works, Inc.	12,800	1,129,088
IMI PLC	7,238	163,086
Ingersoll-Rand PLC	8,450	508,690
Joy Global, Inc.	3,300	208,395
JTEKT Corp.	5,400	86,011
Kawasaki Heavy Industries Ltd.	37,000	137,867
Komatsu Ltd.	24,800	559,761
Kone Oyj – Class B(d)	8,298	351,765
Kubota Corp.	30,000	429,626
Kurita Water Industries Ltd.	2,700	60,634

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Makita Corp.	3,200	$178,969
MAN SE	936	111,015
Melrose Industries PLC	28,450	128,924
Metso Oyj	2,994	117,621
Mitsubishi Heavy Industries Ltd.	80,000	492,971
Nabtesco Corp.	3,000	69,203
NGK Insulators Ltd.	7,000	176,690
NSK Ltd.	12,000	159,668
PACCAR, Inc.	11,900	747,439
Pall Corp.	3,700	312,169
Parker-Hannifin Corp.	5,050	583,275
Pentair PLC	6,534	444,769
Sandvik AB	28,303	353,327
Schindler Holding AG	1,226	177,393
Schindler Holding AG (REG)	565	82,161
SembCorp Marine Ltd.(d)	22,000	69,740
SKF AB – Class B	10,511	242,688
SMC Corp./Japan	1,500	392,727
Snap-On, Inc.	2,000	249,900
Stanley Black & Decker, Inc.	5,200	475,800
Sulzer AG	637	84,673
Sumitomo Heavy Industries Ltd.	14,000	72,364
THK Co., Ltd.	3,000	71,140
Vallourec SA	2,892	129,239
Volvo AB – Class B	40,579	485,164
Wartsila Oyj Abp	3,927	197,483
Weir Group PLC (The)	5,659	248,470
Xylem, Inc./NY	6,150	229,149
Yangzijiang Shipbuilding Holdings Ltd.	50,900	47,459
Zardoya Otis SA(d)	4,618	67,007

		18,613,829

Marine – 0.1%
AP Moeller – Maersk A/S – Class A	73	176,398
AP Moeller – Maersk A/S – Class B	176	442,145
Mitsui OSK Lines Ltd.	28,000	102,602
Nippon Yusen KK	42,000	123,636

		844,781

Mixed Office Industrial – 0.1%
Goodman Group	176,570	921,181

Professional Services – 0.2%
Adecco SA(a)	4,522	343,014
ALS Ltd.(d)	10,465	72,829
Bureau Veritas SA	5,858	139,264
Capita PLC	17,497	356,880
Dun & Bradstreet Corp. (The)	1,250	146,725
Equifax, Inc.	4,100	322,916

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Experian PLC	26,362	$458,888
Intertek Group PLC	4,284	199,211
Nielsen NV	10,188	478,734
Randstad Holding NV	3,298	160,239
Robert Half International, Inc.	4,550	228,455
Seek Ltd.	8,583	140,311
SGS SA	146	324,200

		3,371,666

Road & Rail – 0.6%
Asciano Ltd.	25,892	151,990
Aurizon Holdings Ltd.	56,735	253,010
Central Japan Railway Co.	3,828	536,735
ComfortDelGro Corp., Ltd.(d)	53,000	106,503
CSX Corp.	33,700	1,041,667
DSV A/S	4,778	146,747
East Japan Railway Co.	9,000	699,687
Hankyu Hanshin Holdings, Inc.	30,000	176,837
Kansas City Southern	3,700	426,832
Keikyu Corp.	12,000	105,634
Keio Corp.	15,000	115,858
Keisei Electric Railway Co., Ltd.(d)	7,000	72,501
Kintetsu Corp.	48,000	168,491
MTR Corp., Ltd.	38,000	149,997
Nagoya Railroad Co., Ltd.	22,000	90,984
Nippon Express Co., Ltd.	22,000	100,783
Norfolk Southern Corp.	10,400	1,112,800
Odakyu Electric Railway Co., Ltd.	16,000	157,841
Ryder System, Inc.	1,800	162,612
Tobu Railway Co., Ltd.(d)	27,000	141,510
Tokyu Corp.	30,000	208,287
Union Pacific Corp.	30,400	3,200,208
West Japan Railway Co.	4,372	206,853

		9,534,367

Trading Companies & Distributors – 0.3%
Brenntag AG	4,102	217,692
Bunzl PLC	8,855	242,069
Fastenal Co.	9,150	414,312
ITOCHU Corp.	40,000	508,998
Marubeni Corp.	43,000	310,513
Mitsubishi Corp.	37,300	771,759
Mitsui & Co., Ltd.	46,100	752,087
Noble Group Ltd.	114,000	123,931
Rexel SA	7,146	142,346
Sumitomo Corp.	29,900	386,286
Toyota Tsusho Corp.	5,700	150,580
Travis Perkins PLC	6,554	189,883

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wolseley PLC	7,057	$379,809
WW Grainger, Inc.	2,050	504,710

		5,094,975

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	10,731	225,830
Aeroports de Paris	789	104,931
Atlantia SpA	10,961	278,729
Auckland International Airport Ltd.	25,281	77,641
Fraport AG Frankfurt Airport Services Worldwide	980	66,605
Groupe Eurotunnel SA	12,410	159,737
Hutchison Port Holdings Trust – Class U	150,300	108,211
Kamigumi Co., Ltd.	6,000	55,871
Mitsubishi Logistics Corp.	3,000	45,026
Sydney Airport	28,826	119,358
Transurban Group	46,371	349,327

		1,591,266

		112,397,147

Consumer Discretionary – 7.5%
Auto Components – 0.4%
Aisin Seiki Co., Ltd.	5,100	188,763
BorgWarner, Inc.	7,700	478,863
Bridgestone Corp.	17,300	594,183
Cie Generale des Etablissements Michelin – Class B	4,932	545,610
Continental AG	2,921	625,153
Delphi Automotive PLC	9,221	641,597
Denso Corp.	12,900	560,417
GKN PLC	43,535	253,856
Goodyear Tire & Rubber Co. (The)	9,250	240,223
Johnson Controls, Inc.	22,250	1,086,023
Koito Manufacturing Co., Ltd.	3,000	82,033
NGK Spark Plug Co., Ltd.	5,000	145,994
NHK Spring Co., Ltd.	4,000	38,303
NOK Corp.	2,500	54,028
Nokian Renkaat Oyj(d)	3,009	96,179
Pirelli & C. SpA	6,314	96,501
Stanley Electric Co., Ltd.	3,800	90,038
Sumitomo Rubber Industries Ltd.	4,500	64,358
Toyoda Gosei Co., Ltd.	1,700	32,403
Toyota Industries Corp.	4,400	211,508
Valeo SA	2,004	242,275
Yokohama Rubber Co., Ltd. (The)	5,000	44,465

		6,412,773

Automobiles – 1.2%
Bayerische Motoren Werke AG	8,790	1,025,858

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bayerische Motoren Werke AG (Preference Shares)	1,441	$138,080
Daihatsu Motor Co., Ltd.	5,000	85,853
Daimler AG	25,558	2,096,640
Fiat SpA(a)(d)	26,408	258,271
Ford Motor Co.	132,850	2,312,919
Fuji Heavy Industries Ltd.	16,000	455,684
General Motors Co.	44,165	1,536,942
Harley-Davidson, Inc.	7,300	463,988
Honda Motor Co., Ltd.	43,300	1,469,872
Isuzu Motors Ltd.	31,000	214,541
Mazda Motor Corp.	14,400	340,705
Mitsubishi Motors Corp.	16,300	185,620
Nissan Motor Co., Ltd.	66,000	633,964
Peugeot SA(a)	10,394	146,233
Porsche Automobil Holding SE (Preference Shares)	4,065	370,990
Renault SA	5,103	399,890
Suzuki Motor Corp.	9,700	315,567
Toyota Motor Corp.	73,300	4,182,424
Volkswagen AG	784	176,149
Volkswagen AG (Preference Shares)	4,315	972,536
Yamaha Motor Co., Ltd.	7,000	129,681

		17,912,407

Distributors – 0.0%
Genuine Parts Co.	5,190	455,371
Jardine Cycle & Carriage Ltd.	3,000	108,089

		563,460

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	1,800	63,775
Graham Holdings Co. – Class B	200	143,760
Gree, Inc.(d)	2,596	20,365
H&R Block, Inc.	9,150	306,799

		534,699

Hotels, Restaurants & Leisure – 0.9%
Accor SA	4,541	220,764
Carnival Corp.	14,700	556,836
Carnival PLC	4,878	182,713
Chipotle Mexican Grill, Inc. – Class A(a)	1,100	746,515
Compass Group PLC	44,678	727,165
Crown Resorts Ltd.	9,668	142,805
Darden Restaurants, Inc.	4,350	205,842
Flight Centre Travel Group Ltd.(d)	1,468	64,351
Galaxy Entertainment Group Ltd.	61,700	464,164
Genting Singapore PLC	162,000	158,113
InterContinental Hotels Group PLC	6,337	242,911

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marriott International, Inc./DE – Class A	7,400	$513,560
McDonald’s Corp.	33,250	3,116,190
McDonald’s Holdings Co. Japan Ltd.(d)	1,800	44,367
MGM China Holdings Ltd.	25,200	83,663
Oriental Land Co., Ltd./Japan	1,400	272,471
Sands China Ltd.	64,200	417,960
Shangri-La Asia Ltd.	36,000	55,737
SJM Holdings Ltd.	51,500	129,773
Sodexo	2,503	246,879
Starbucks Corp.	25,300	1,968,593
Starwood Hotels & Resorts Worldwide, Inc.	6,450	545,283
TABCORP Holdings Ltd.	20,022	67,145
Tatts Group Ltd.(d)	37,618	116,735
TUI Travel PLC	13,355	82,624
Whitbread PLC	4,817	351,255
William Hill PLC	23,023	133,888
Wyndham Worldwide Corp.	4,250	343,995
Wynn Macau Ltd.	41,300	157,623
Wynn Resorts Ltd.	2,800	540,064
Yum! Brands, Inc.	14,800	1,071,964

		13,971,948

Household Durables – 0.3%
Casio Computer Co., Ltd.(d)	5,500	95,999
DR Horton, Inc.	9,550	207,044
Electrolux AB – Class B	6,386	162,365
Garmin Ltd.(d)	4,130	224,383
Harman International Industries, Inc.	2,250	258,930
Husqvarna AB – Class B	10,819	82,011
Iida Group Holdings Co., Ltd.	4,299	61,641
Leggett & Platt, Inc.	4,650	163,168
Lennar Corp. – Class A	5,900	231,162
Mohawk Industries, Inc.(a)	2,100	306,642
Newell Rubbermaid, Inc.	9,250	310,060
Nikon Corp.	9,000	130,824
Panasonic Corp.	58,600	716,434
Persimmon PLC(a)	8,089	178,081
PulteGroup, Inc.	11,450	220,069
Rinnai Corp.	1,000	88,752
Sekisui Chemical Co., Ltd.	11,000	130,184
Sekisui House Ltd.	14,000	176,041
Sharp Corp./Japan(a)	40,000	126,278
Sony Corp.	27,600	525,893
Techtronic Industries Co.	36,400	111,256
Whirlpool Corp.	2,600	397,852

		4,905,069

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.6%
Amazon.com, Inc.(a)	12,520	$4,244,781
ASOS PLC(a)	1,440	67,894
Expedia, Inc.	3,440	295,496
NetFlix, Inc.(a)	2,060	983,938
Priceline Group, Inc. (The)(a)	1,760	2,189,986
Rakuten, Inc.(d)	21,091	273,219
TripAdvisor, Inc.(a)	3,700	366,633

		8,421,947

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	4,700	131,615
Hasbro, Inc.	3,850	202,722
Mattel, Inc.	11,400	393,186
Sankyo Co., Ltd.	1,300	49,846
Sega Sammy Holdings, Inc.(d)	4,900	93,550
Shimano, Inc.	2,100	250,684
Yamaha Corp.	4,400	63,238

		1,184,841

Media – 1.8%
Altice SA(a)	2,072	132,314
Axel Springer SE	1,051	62,443
British Sky Broadcasting Group PLC	27,579	399,844
Cablevision Systems Corp. – Class A	7,200	133,272
CBS Corp. – Class B	16,350	969,391
Comcast Corp. – Class A	87,300	4,777,929
Dentsu, Inc.	5,800	235,689
DIRECTV(a)	15,700	1,357,265
Discovery Communications, Inc. – Class A(a)	7,350	321,342
Discovery Communications, Inc. – Class C(a)	7,350	315,829
Eutelsat Communications SA	4,090	136,447
Gannett Co., Inc.	7,600	256,576
Hakuhodo DY Holdings, Inc.	6,180	63,952
Interpublic Group of Cos., Inc. (The)	14,150	276,350
ITV PLC	101,513	355,907
JCDecaux SA	1,770	62,468
Kabel Deutschland Holding AG	588	83,153
Lagardere SCA	3,133	86,290
News Corp. – Class A(a)	16,675	293,897
Omnicom Group, Inc.	8,650	622,886
Pearson PLC	21,742	401,015
ProSiebenSat.1 Media AG	5,808	232,900
Publicis Groupe SA	4,811	358,599
REA Group Ltd.	1,399	62,695
Reed Elsevier NV	18,514	422,352
Reed Elsevier PLC	30,829	503,143
RTL Group SA(a)	1,028	99,310
Scripps Networks Interactive, Inc. – Class A	3,550	282,970

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SES SA	8,066	$298,449
Singapore Press Holdings Ltd.(d)	42,000	139,493
Sky Deutschland AG(a)	11,642	102,957
Telenet Group Holding NV(a)	1,381	80,718
Time Warner Cable, Inc. – Class A	9,400	1,390,542
Time Warner, Inc.	29,600	2,280,088
Toho Co., Ltd./Tokyo	3,000	69,471
Twenty-First Century Fox, Inc. – Class A	64,300	2,277,506
Viacom, Inc. – Class B	13,100	1,063,065
Walt Disney Co. (The)	54,088	4,861,429
Wolters Kluwer NV	8,014	222,097
WPP PLC	35,719	749,598

		26,841,641

Multiline Retail – 0.4%
Dollar General Corp.(a)	10,180	651,418
Dollar Tree, Inc.(a)	6,920	371,085
Don Quijote Holdings Co., Ltd.	1,600	84,841
Family Dollar Stores, Inc.	3,160	252,263
Harvey Norman Holdings Ltd.(d)	14,099	46,796
Isetan Mitsukoshi Holdings Ltd.	8,900	107,049
J Front Retailing Co., Ltd.	6,000	76,089
Kohl’s Corp.	6,560	385,662
Macy’s, Inc.	12,110	754,332
Marks & Spencer Group PLC	43,310	309,361
Marui Group Co., Ltd.	6,300	52,995
Next PLC	4,116	484,998
Nordstrom, Inc.	4,720	326,860
Takashimaya Co., Ltd.(d)	6,392	54,649
Target Corp.	21,220	1,274,685

		5,233,083

Specialty Retail – 1.1%
ABC-Mart, Inc.	700	35,870
AutoNation, Inc.(a)	2,130	115,553
AutoZone, Inc.(a)	1,110	598,112
Bed Bath & Beyond, Inc.(a)	6,850	440,181
Best Buy Co., Inc.	9,240	294,664
CarMax, Inc.(a)	7,370	386,188
Dixons Carphone PLC	26,019	149,182
Fast Retailing Co., Ltd.(d)	1,500	469,733
GameStop Corp. – Class A	3,810	160,782
Gap, Inc. (The)	8,640	398,736
Hennes & Mauritz AB – Class B	25,204	1,074,287
Hikari Tsushin, Inc.	500	31,093
Home Depot, Inc. (The)	45,990	4,300,065
Inditex SA	28,957	838,894
Kingfisher PLC	63,080	318,444
L Brands, Inc.	8,250	526,762

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lowe’s Cos., Inc.	33,440	$1,755,934
Nitori Holdings Co., Ltd.	1,850	111,041
O’Reilly Automotive, Inc.(a)	3,580	558,408
PetSmart, Inc.	3,320	237,612
Ross Stores, Inc.	7,110	536,236
Sanrio Co., Ltd.(d)	1,300	37,151
Shimamura Co., Ltd.	600	54,091
Sports Direct International PLC(a)	7,149	86,149
Staples, Inc.	21,640	252,755
Tiffany & Co.	3,770	380,544
TJX Cos., Inc. (The)	23,520	1,402,027
Tractor Supply Co.	4,623	309,510
Urban Outfitters, Inc.(a)	3,330	132,501
USS Co., Ltd.	5,820	96,009
Yamada Denki Co., Ltd.(d)	23,090	74,181

		16,162,695

Textiles, Apparel & Luxury Goods – 0.7%
Adidas AG	5,554	417,625
Asics Corp.	4,000	81,935
Burberry Group PLC	11,776	278,181
Christian Dior SA	1,448	257,660
Cie Financiere Richemont SA	13,857	1,323,739
Coach, Inc.	9,200	338,836
Fossil Group, Inc.(a)	1,579	159,937
Hugo Boss AG	841	118,009
Kering	2,011	426,330
Li & Fung Ltd.	154,000	191,281
Luxottica Group SpA	4,438	236,979
LVMH Moet Hennessy Louis Vuitton SA	7,412	1,286,756
Michael Kors Holdings Ltd.(a)	6,010	481,521
NIKE, Inc. – Class B	24,750	1,944,112
Pandora A/S	3,061	229,557
PVH Corp.	2,811	328,156
Ralph Lauren Corp.	1,950	329,940
Swatch Group AG (The)	819	444,572
Swatch Group AG (The) (REG)	1,318	135,177
Under Armour, Inc. – Class A(a)	5,475	374,271
VF Corp.	11,500	737,380
Yue Yuen Industrial Holdings Ltd.	19,500	60,305

		10,182,259

		112,326,822

Consumer Staples – 6.4%
Beverages – 1.4%
Anheuser-Busch InBev NV	21,341	2,380,652
Asahi Group Holdings Ltd.	10,300	325,068
Brown-Forman Corp. – Class B	5,450	504,997
Carlsberg A/S – Class B	2,840	259,655

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Coca-Cola Amatil Ltd.	15,202	$127,938
Coca-Cola Co. (The)	127,000	5,298,440
Coca-Cola Enterprises, Inc.	7,850	375,073
Coca-Cola HBC AG(a)	5,318	124,961
Constellation Brands, Inc. – Class A(a)	5,700	496,413
Diageo PLC	66,664	1,967,273
Dr Pepper Snapple Group, Inc.	6,600	415,272
Heineken Holding NV	2,676	184,804
Heineken NV	6,116	465,636
Kirin Holdings Co., Ltd.	22,000	294,963
Molson Coors Brewing Co. – Class B	5,300	391,935
Monster Beverage Corp.(a)	4,560	403,150
PepsiCo, Inc.	50,950	4,712,366
Pernod Ricard SA	5,637	665,022
Remy Cointreau SA	644	51,186
SABMiller PLC (London)	25,581	1,413,467
Suntory Beverage & Food Ltd.	3,691	135,362
Treasury Wine Estates Ltd.	17,180	82,234

		21,075,867

Food & Staples Retailing – 1.3%
Aeon Co., Ltd.(d)	16,800	181,666
Carrefour SA	16,336	566,929
Casino Guichard Perrachon SA	1,502	179,379
Colruyt SA	1,973	94,084
Costco Wholesale Corp.	14,700	1,779,876
CVS Caremark Corp.	39,250	3,118,412
Delhaize Group SA	2,720	189,434
Distribuidora Internacional de Alimentacion SA	16,418	138,114
FamilyMart Co., Ltd.	1,600	67,054
J Sainsbury PLC	32,818	158,457
Jeronimo Martins SGPS SA	6,682	90,629
Koninklijke Ahold NV	24,698	421,958
Kroger Co. (The)	17,100	871,758
Lawson, Inc.(d)	1,800	129,280
Metcash Ltd.	23,581	61,909
Metro AG(a)	4,302	151,533
Olam International Ltd.	13,000	27,571
Safeway, Inc.	7,650	266,067
Seven & I Holdings Co., Ltd.	20,000	803,004
Sysco Corp.	19,550	739,576
Tesco PLC	214,927	821,545
Wal-Mart Stores, Inc.	54,150	4,088,325
Walgreen Co.	29,500	1,785,340
Wesfarmers Ltd.	30,349	1,228,637
Whole Foods Market, Inc.	12,300	481,422
WM Morrison Supermarkets PLC	55,786	164,554
Woolworths Ltd.	33,305	1,125,723

		19,732,236

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 1.6%
Ajinomoto Co., Inc.	15,000	$244,166
Archer-Daniels-Midland Co.	21,950	1,094,427
Aryzta AG(a)	2,316	211,591
Associated British Foods PLC	9,457	449,850
Barry Callebaut AG(a)	59	72,432
Calbee, Inc.	1,933	66,768
Campbell Soup Co.	6,000	268,920
ConAgra Foods, Inc.	14,150	455,630
Danone SA	15,076	1,052,787
General Mills, Inc.	20,650	1,102,297
Golden Agri-Resources Ltd.	187,000	76,340
Hershey Co. (The)	5,000	457,100
Hormel Foods Corp.	4,500	228,060
JM Smucker Co. (The)	3,500	359,100
Kellogg Co.	8,550	555,494
Kerry Group PLC – Class A	4,199	315,915
Keurig Green Mountain, Inc.	4,244	565,810
Kikkoman Corp.	4,000	87,677
Kraft Foods Group, Inc.	20,000	1,178,000
Lindt & Spruengli AG	25	131,066
Lindt & Spruengli AG (REG)	3	188,107
McCormick & Co., Inc./MD	4,400	306,636
Mead Johnson Nutrition Co. – Class A	6,750	645,300
MEIJI Holdings Co., Ltd.	1,700	140,131
Mondelez International, Inc. – Class A	56,800	2,055,592
Nestle SA	85,604	6,640,158
NH Foods Ltd	5,000	105,899
Nisshin Seifun Group, Inc.	5,000	57,670
Nissin Foods Holdings Co., Ltd.	1,600	91,703
Orkla ASA	21,638	196,004
Tate & Lyle PLC	12,363	138,858
Toyo Suisan Kaisha Ltd.(d)	3,000	93,912
Tyson Foods, Inc. – Class A	9,200	350,152
Unilever NV	43,243	1,798,270
Unilever PLC	34,070	1,502,830
Wilmar International Ltd.	50,000	126,416
Yakult Honsha Co., Ltd.	2,400	131,847
Yamazaki Baking Co., Ltd.(d)	3,000	39,468

		23,582,383

Household Products – 1.0%
Clorox Co. (The)	4,300	380,980
Colgate-Palmolive Co.	29,200	1,890,116
Henkel AG & Co. KGaA	3,104	295,412
Henkel AG & Co. KGaA (Preference Shares)	4,730	496,507
Kimberly-Clark Corp.	12,700	1,371,600
Procter & Gamble Co. (The)	90,900	7,554,699

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Reckitt Benckiser Group PLC	17,205	$1,501,405
Svenska Cellulosa AB SCA – Class B	15,577	374,738
Unicharm Corp.	3,300	216,785

		14,082,242

Personal Products – 0.2%
Avon Products, Inc.	14,550	204,282
Beiersdorf AG	2,676	235,913
Estee Lauder Cos., Inc. (The) – Class A	8,500	653,055
Kao Corp.	13,700	591,009
L’Oreal SA	6,385	1,057,511
Shiseido Co., Ltd.	9,600	177,394

		2,919,164

Tobacco – 0.9%
Altria Group, Inc.	66,700	2,873,436
British American Tobacco PLC	50,080	2,960,895
Imperial Tobacco Group PLC	25,556	1,115,390
Japan Tobacco, Inc.	29,200	1,000,496
Lorillard, Inc.	12,150	725,355
Philip Morris International, Inc.	52,850	4,522,903
Reynolds American, Inc.	10,450	611,012
Swedish Match AB	5,362	179,319

		13,988,806

		95,380,698

Energy – 5.8%
Energy Equipment & Services – 0.9%
Aker Solutions ASA	4,000	60,836
AMEC PLC	7,913	147,859
Baker Hughes, Inc.	14,600	1,009,444
Cameron International Corp.(a)	6,900	512,877
Diamond Offshore Drilling, Inc.(d)	2,300	101,062
Ensco PLC – Class A	7,850	396,268
FMC Technologies, Inc.(a)	7,850	485,444
Fugro NV(d)	1,971	71,477
Halliburton Co.	28,350	1,916,743
Helmerich & Payne, Inc.	3,650	383,433
Nabors Industries Ltd.	8,750	238,088
National Oilwell Varco, Inc.	14,450	1,248,913
Noble Corp. PLC	9,600	273,216
Petrofac Ltd.	6,887	129,093
Saipem SpA(a)	7,029	166,912
Schlumberger Ltd.	43,750	4,796,750
Seadrill Ltd.(d)	9,965	366,953
Subsea 7 SA	7,471	124,277
Technip SA	2,716	251,478
Tenaris SA	12,535	276,974
Transocean Ltd.(d)	11,415	441,190

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Transocean Ltd. (Zurich)(d)	9,584	$369,193
WorleyParsons Ltd.	5,494	84,461

		13,852,941

Oil, Gas & Consumable Fuels – 4.9%
Anadarko Petroleum Corp.	17,000	1,915,730
Apache Corp.	12,950	1,318,699
BG Group PLC	90,504	1,804,069
BP PLC	490,223	3,910,538
Cabot Oil & Gas Corp.	13,950	467,883
Caltex Australia Ltd.	3,584	95,502
Chesapeake Energy Corp.	16,950	461,040
Chevron Corp.	63,950	8,278,327
Cimarex Energy Co.	2,983	433,012
ConocoPhillips	41,250	3,350,325
CONSOL Energy, Inc.	7,650	308,142
Delek Group Ltd.	125	45,564
Denbury Resources, Inc.	11,800	203,196
Devon Energy Corp.	12,850	969,147
ENI SpA	67,530	1,686,293
EOG Resources, Inc.	18,400	2,021,792
EQT Corp.	5,100	505,206
Exxon Mobil Corp.	144,353	14,357,349
Galp Energia SGPS SA	10,235	181,677
Hess Corp.	8,900	899,790
Idemitsu Kosan Co., Ltd.	2,300	50,481
Inpex Corp.	23,291	333,927
JX Holdings, Inc.	59,000	303,601
Kinder Morgan, Inc./DE(d)	22,385	901,220
Koninklijke Vopak NV	1,867	95,787
Lundin Petroleum AB(a)(d)	5,907	109,946
Marathon Oil Corp.	22,700	946,363
Marathon Petroleum Corp.	9,700	882,797
Murphy Oil Corp.	5,650	352,956
Neste Oil Oyj	3,403	66,623
Newfield Exploration Co.(a)	4,550	203,931
Noble Energy, Inc.	12,100	872,894
Occidental Petroleum Corp.	26,450	2,743,659
OMV AG	3,910	150,984
ONEOK, Inc.	7,000	491,400
Origin Energy Ltd.	29,232	424,293
Peabody Energy Corp.	9,100	144,508
Phillips 66	19,050	1,657,731
Pioneer Natural Resources Co.	4,800	1,001,520
QEP Resources, Inc.	6,050	215,199
Range Resources Corp.	5,700	447,963
Repsol SA	23,440	582,138
Royal Dutch Shell PLC – Class A	103,475	4,187,803

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class B	64,913	$2,741,861
Santos Ltd.(d)	25,806	357,842
Showa Shell Sekiyu KK	5,000	53,689
Southwestern Energy Co.(a)	11,850	487,983
Spectra Energy Corp.	22,500	937,350
Statoil ASA	29,626	833,373
Tesoro Corp.	4,300	278,382
TonenGeneral Sekiyu KK	7,000	63,851
Total SA	56,805	3,748,477
Tullow Oil PLC	24,160	293,035
Valero Energy Corp.	17,850	966,399
Williams Cos., Inc. (The)	24,800	1,474,112
Woodside Petroleum Ltd.	17,497	698,260

		73,315,619

		87,168,560

Materials – 3.3%
Chemicals – 1.8%
Air Liquide SA	9,137	1,167,996
Air Products & Chemicals, Inc.	7,200	959,112
Air Water, Inc.	4,000	62,919
Airgas, Inc.	2,300	253,874
Akzo Nobel NV	6,366	450,111
Arkema SA	1,500	112,648
Asahi Kasei Corp.	33,000	264,806
BASF SE	24,382	2,513,623
CF Industries Holdings, Inc.	1,800	463,806
Croda International PLC	3,605	130,610
Daicel Corp.	7,000	77,680
Dow Chemical Co. (The)	40,450	2,166,097
Eastman Chemical Co.	5,050	416,474
Ecolab, Inc.	9,100	1,044,862
EI du Pont de Nemours & Co.	30,800	2,036,188
EMS-Chemie Holding AG (REG)	218	94,789
FMC Corp.	4,450	294,323
Fuchs Petrolub SE (Preference Shares)	1,884	77,538
Givaudan SA(a)	246	409,009
Hitachi Chemical Co., Ltd.	2,800	52,129
Incitec Pivot Ltd.	43,665	126,563
International Flavors & Fragrances, Inc.	2,700	274,293
Israel Chemicals Ltd.	11,824	91,557
Israel Corp., Ltd. (The)(a)	72	40,621
Johnson Matthey PLC	5,440	285,416
JSR Corp.	4,700	81,713
K&S AG	4,573	142,287
Kaneka Corp.	7,000	41,433
Kansai Paint Co., Ltd.	6,000	95,355
Koninklijke DSM NV	4,576	305,730

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kuraray Co., Ltd.	9,000	$112,129
Lanxess AG	2,430	150,412
Linde AG	4,929	976,809
LyondellBasell Industries NV – Class A	14,040	1,605,474
Mitsubishi Chemical Holdings Corp.	35,500	177,209
Mitsubishi Gas Chemical Co., Inc.	10,000	64,737
Mitsui Chemicals, Inc.	21,000	62,031
Monsanto Co.	17,650	2,041,222
Mosaic Co. (The)	10,800	515,808
Nippon Paint Co., Ltd.	5,000	123,979
Nitto Denko Corp.	4,200	220,257
Novozymes A/S – Class B	6,354	295,337
Orica Ltd.	9,846	188,694
PPG Industries, Inc.	4,700	967,542
Praxair, Inc.	9,850	1,295,767
Sherwin-Williams Co. (The)	2,900	632,519
Shin-Etsu Chemical Co., Ltd.	10,900	677,072
Sigma-Aldrich Corp.	3,950	410,800
Sika AG	58	219,644
Solvay SA	1,574	247,662
Sumitomo Chemical Co., Ltd.	39,000	140,012
Syngenta AG	2,473	888,212
Taiyo Nippon Sanso Corp.	6,000	54,049
Teijin Ltd.	24,000	58,838
Toray Industries, Inc.	38,000	259,397
Umicore SA(d)	2,867	138,579
Yara International ASA	4,806	241,155

		27,298,908

Construction Materials – 0.2%
Boral Ltd.	20,672	106,501
CRH PLC(d)	19,490	449,199
Fletcher Building Ltd.	18,259	140,599
HeidelbergCement AG	3,742	283,266
Holcim Ltd.(a)	6,078	483,758
Imerys SA	911	72,868
James Hardie Industries PLC(d)	11,774	141,112
Lafarge SA	4,959	380,273
Martin Marietta Materials, Inc.	2,048	268,206
Taiheiyo Cement Corp.	31,000	129,664
Vulcan Materials Co.	4,400	278,872

		2,734,318

Containers & Packaging – 0.1%
Amcor Ltd./Australia	32,032	342,003
Avery Dennison Corp.	3,150	151,610
Ball Corp.	4,650	298,065
Bemis Co., Inc.	3,300	134,442
MeadWestvaco Corp.	5,600	240,800

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Owens-Illinois, Inc.(a)	5,450	$167,805
Rexam PLC	18,687	157,442
Sealed Air Corp.	6,500	234,650
Toyo Seikan Group Holdings Ltd.	4,300	58,853

		1,785,670

Metals & Mining – 1.1%
Alcoa, Inc.	39,350	653,604
Allegheny Technologies, Inc.	3,550	149,704
Alumina Ltd.(a)	67,043	97,204
Anglo American PLC	37,012	939,782
Antofagasta PLC	10,468	136,700
ArcelorMittal (Euronext Amsterdam)	26,525	385,533
BHP Billiton Ltd.	85,256	2,940,037
BHP Billiton PLC	56,066	1,767,274
Boliden AB	7,260	115,197
Daido Steel Co., Ltd.(d)	7,000	30,773
Fortescue Metals Group Ltd.	41,328	161,434
Freeport-McMoRan, Inc.	34,850	1,267,495
Fresnillo PLC	5,868	93,878
Glencore PLC(a)	281,985	1,697,961
Hitachi Metals Ltd.	6,000	102,456
Iluka Resources Ltd.(d)	11,114	92,457
JFE Holdings, Inc.	13,000	263,181
Kobe Steel Ltd.	80,000	130,141
Maruichi Steel Tube Ltd.	1,300	34,569
Mitsubishi Materials Corp.	29,000	97,903
Newcrest Mining Ltd.(a)	20,347	216,483
Newmont Mining Corp.	16,750	453,758
Nippon Steel & Sumitomo Metal Corp.	201,000	569,233
Norsk Hydro ASA	35,699	210,311
Nucor Corp.	10,650	578,508
Randgold Resources Ltd.	2,334	196,864
Rio Tinto Ltd.	11,568	678,640
Rio Tinto PLC	33,767	1,805,528
Sumitomo Metal Mining Co., Ltd.	14,000	212,595
ThyssenKrupp AG(a)	12,019	334,584
Voestalpine AG	2,976	127,755
Yamato Kogyo Co., Ltd.	1,000	33,125

		16,574,667

Paper & Forest Products – 0.1%
International Paper Co.	14,500	702,525
OJI Holdings Corp.	21,000	85,411
Stora Enso Oyj – Class R	14,610	127,513
UPM-Kymmene Oyj	14,050	211,481

		1,126,930

		49,520,493

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Equity: Other – 2.9%
Diversified/Specialty – 2.3%
Activia Properties, Inc.	18	$158,705
Aedifica SA	650	44,745
Affine SA	400	7,726
Alexander’s, Inc.	190	75,333
Alexandria Real Estate Equities, Inc.	5,460	431,668
American Assets Trust, Inc.	2,750	96,387
American Homes 4 Rent – Class A	10,150	181,482
ANF Immobilier	500	15,958
Artis Real Estate Investment Trust	10,300	150,810
Australand Property Group	35,200	147,756
Azrieli Group	2,750	89,201
Beni Stabili SpA(d)	62,800	51,064
BioMed Realty Trust, Inc.	14,650	328,892
British Land Co. PLC (The)	102,578	1,245,648
CA Immobilien Anlagen AG(a)	5,569	115,174
Campus Crest Communities, Inc.	4,900	40,278
Canadian Real Estate Investment Trust	5,250	233,553
CapitaLand Ltd.	261,950	695,900
Chambers Street Properties	18,000	140,220
Champion REIT	177,350	81,024
City Developments Ltd.	55,450	444,992
Cofinimmo	1,320	162,896
Conwert Immobilien Invest SE(a)	4,694	58,520
Daejan Holdings PLC	405	32,280
Dexus Property Group	586,213	660,156
DIC Asset AG	2,600	23,426
Digital Realty Trust, Inc.(d)	10,310	672,727
Dios Fastigheter AB	2,850	22,871
Dream Office Real Estate Investment Trust	7,950	212,551
Duke Realty Corp.	25,110	467,046
DuPont Fabros Technology, Inc.	4,990	140,518
Eurobank Properties Real Estate Investment Co.	1,800	21,882
F&C Commercial Property Trust Ltd.	37,783	79,536
Fastighets AB Balder – Class B(a)	6,900	95,624
Fonciere Des Regions	3,319	335,994
Forest City Enterprises, Inc. – Class A(a)	11,360	236,288
Gecina SA	3,177	449,027
GPT Group (The)	179,529	669,346
Granite Real Estate Investment Trust (Toronto)	3,600	134,325
H&R Real Estate Investment Trust	20,656	439,413
Hamborner REIT AG	3,450	36,809
Hang Lung Properties Ltd.	229,500	759,755
Helical Bar PLC	7,550	42,209

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hemfosa Fastigheter AB(a)	2,984	$47,369
Henderson Land Development Co., Ltd.	114,184	756,732
Hufvudstaden AB – Class A	8,430	112,073
Hulic Co., Ltd.	28,830	327,705
Hysan Development Co., Ltd.	64,150	314,588
ICADE	3,681	342,363
Investors Real Estate Trust	8,110	69,178
Keppel Land Ltd.	72,350	200,947
Kerry Properties Ltd.	65,900	244,400
Kiwi Income Property Trust	77,400	77,366
Klovern AB	5,690	29,479
Kungsleden AB(d)	10,400	70,629
Land Securities Group PLC	80,904	1,455,526
Lexington Realty Trust(d)	17,380	189,094
Londonmetric Property PLC	44,527	103,860
Mapletree Commercial Trust	97,550	113,557
Merlin Properties Socimi SA(a)	9,521	125,026
Mitsubishi Estate Co., Ltd.(d)	129,190	2,987,749
Mitsui Fudosan Co., Ltd.	95,990	3,063,105
Mobimo Holding AG(a)	450	92,875
Morguard Real Estate Investment Trust	2,600	46,031
New World Development Co., Ltd.	517,550	654,420
New York REIT, Inc.(d)	12,450	128,359
Nieuwe Steen Investments NV	9,924	56,550
Nomura Real Estate Holdings, Inc.	12,380	223,818
Nomura Real Estate Master Fund, Inc.(d)	128	160,769
Orix JREIT, Inc.(d)	150	200,718
Premier Investment Corp.	17	75,063
Quintain Estates & Development PLC(a)	36,662	53,865
Redefine International PLC/Isle of Man	64,900	55,811
Schroder Real Estate Investment Trust Ltd.	35,963	31,792
Select Income REIT	2,800	78,120
Silver Bay Realty Trust Corp.	2,800	46,676
Sino Land Co., Ltd.	304,660	535,924
Spirit Realty Capital, Inc.	29,176	344,569
Sponda Oyj	18,360	96,113
ST Modwen Properties PLC	13,423	82,786
Sumitomo Realty & Development Co., Ltd.(d)	42,540	1,649,517
Sun Hung Kai Properties Ltd.	160,450	2,435,828
Suntec Real Estate Investment Trust	181,750	265,434
Swire Properties Ltd.	120,250	403,431
Tokyu REIT, Inc.(d)	71	98,263
Top REIT, Inc.	13	59,970
UNITE Group PLC (The)	15,323	111,556
United Urban Investment Corp.	259	417,781
UOL Group Ltd.	46,400	235,705
Vornado Realty Trust	18,610	1,970,241

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wallenstam AB – Class B	7,650	$125,819
Washington Real Estate Investment Trust	4,990	138,622
Wharf Holdings Ltd. (The)	155,300	1,216,223
Wheelock & Co., Ltd.	24,000	125,735
Wihlborgs Fastigheter AB	5,070	93,651
Winthrop Realty Trust	2,450	37,387
WP Carey, Inc.	6,409	437,607

		33,947,490

Health Care – 0.5%
American Realty Capital Healthcare Trust, Inc.	12,900	141,513
Aviv REIT, Inc.	1,900	55,594
Chartwell Retirement Residences	13,150	135,576
Extendicare, Inc.	6,650	52,476
HCP, Inc.	50,250	2,177,332
Health Care REIT, Inc.	33,670	2,275,419
Healthcare Realty Trust, Inc.	7,300	182,208
Healthcare Trust of America, Inc. – Class A	18,050	224,723
LTC Properties, Inc.	2,650	108,518
Medical Properties Trust, Inc.	13,130	185,002
National Health Investors, Inc.	2,200	141,922
Omega Healthcare Investors, Inc.(d)	9,590	361,255
Primary Health Properties PLC	8,045	46,612
Sabra Health Care REIT, Inc.	3,600	102,528
Senior Housing Properties Trust	15,530	362,315
Universal Health Realty Income Trust	960	42,403
Ventas, Inc.	32,320	2,126,009

		8,721,405

Triple Net – 0.1%
Agree Realty Corp.	1,050	31,006
EPR Properties	4,060	231,055
Getty Realty Corp.	1,900	35,644
National Retail Properties, Inc.(d)	9,350	347,259
Realty Income Corp.(d)	16,867	754,292

		1,399,256

		44,068,151

Telecommunication Services – 2.1%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	174,404	6,097,164
Belgacom SA	4,038	143,945
Bezeq The Israeli Telecommunication Corp., Ltd.	50,741	95,753
BT Group PLC	209,991	1,350,107
CenturyLink, Inc.	19,150	784,959
Deutsche Telekom AG	82,711	1,239,603

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Elisa Oyj	3,776	$102,936
Frontier Communications Corp.	33,640	228,752
HKT Trust and HKT Ltd.	68,200	80,695
Iliad SA	692	152,113
Inmarsat PLC	11,305	131,702
Koninklijke KPN NV(a)	85,016	283,787
Nippon Telegraph & Telephone Corp.	10,000	671,703
Orange SA	49,221	745,058
PCCW Ltd.	106,000	67,976
Singapore Telecommunications Ltd.	211,000	655,444
Spark New Zealand Ltd	48,428	118,890
Swisscom AG	619	359,607
TDC A/S	21,554	184,745
Telecom Italia SpA (ordinary shares)(a)	267,121	308,145
Telecom Italia SpA (savings shares)	159,966	147,309
Telefonica Deutschland Holding AG(a)	7,412	56,505
Telefonica SA	108,728	1,724,946
Telekom Austria AG	2,939	27,495
Telenor ASA	20,130	462,409
TeliaSonera AB	63,219	461,741
Telstra Corp., Ltd.	115,607	600,842
TPG Telecom Ltd.	7,375	41,602
Verizon Communications, Inc.	139,120	6,930,958
Vivendi SA(a)	32,005	833,382
Windstream Holdings, Inc.(d)	20,230	228,599
Ziggo NV	4,637	220,681

		25,539,553

Wireless Telecommunication Services – 0.4%
KDDI Corp.	15,477	894,342
Millicom International Cellular SA	1,756	157,520
NTT DoCoMo, Inc.(d)	40,555	702,297
SoftBank Corp.	25,500	1,842,506
StarHub Ltd.	16,000	53,133
Tele2 AB – Class B	8,468	105,477
Vodafone Group PLC	701,816	2,412,057

		6,167,332

		31,706,885

Utilities – 2.1%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	16,350	877,995
AusNet Services	44,949	59,486
Cheung Kong Infrastructure Holdings Ltd.	16,000	115,489
Chubu Electric Power Co., Inc.(a)	17,100	197,582
Chugoku Electric Power Co., Inc. (The)	7,900	104,193
CLP Holdings Ltd.	50,000	423,358

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Contact Energy Ltd.	9,733	$45,177
Duke Energy Corp.	23,758	1,757,854
Edison International	10,950	647,583
EDP – Energias de Portugal SA	61,474	297,859
Electricite de France SA	6,419	208,681
Enel SpA	174,731	925,492
Entergy Corp.	6,050	468,331
Exelon Corp.	28,782	961,894
FirstEnergy Corp.	14,050	481,072
Fortum Oyj	11,791	296,210
Hokuriku Electric Power Co.(d)	4,400	56,971
Iberdrola SA	138,169	1,015,191
Kansai Electric Power Co., Inc. (The)(a)(d)	18,600	170,204
Kyushu Electric Power Co., Inc.(a)(d)	11,300	114,765
NextEra Energy, Inc.	14,650	1,442,292
Northeast Utilities	10,600	486,434
Pepco Holdings, Inc.	8,350	230,126
Pinnacle West Capital Corp.	3,650	207,868
Power Assets Holdings Ltd.	36,500	332,495
PPL Corp.	21,200	734,156
Red Electrica Corp. SA	2,873	241,839
Shikoku Electric Power Co., Inc.(a)	4,700	57,748
Southern Co. (The)	29,900	1,327,560
SSE PLC	25,652	646,977
Terna Rete Elettrica Nazionale SpA	40,017	206,392
Tohoku Electric Power Co., Inc.	12,000	132,469
Tokyo Electric Power Co., Inc.(a)	38,300	138,287
Xcel Energy, Inc.	16,850	540,043

		15,950,073

Gas Utilities – 0.1%
AGL Resources, Inc.	4,000	213,240
APA Group	22,185	160,702
Enagas SA	5,387	179,678
Gas Natural SDG SA	9,297	285,058
Hong Kong & China Gas Co., Ltd.	167,180	379,226
Osaka Gas Co., Ltd.	49,000	201,527
Snam SpA	53,860	313,343
Toho Gas Co., Ltd.	10,000	57,559
Tokyo Gas Co., Ltd.	63,000	357,756

		2,148,089

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	22,100	335,478
Electric Power Development Co., Ltd.	3,100	101,557
Enel Green Power SpA	46,454	128,327
NRG Energy, Inc.	11,250	346,275

		911,637

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.8%
AGL Energy Ltd.	14,822	$195,345
Ameren Corp.	8,100	323,919
CenterPoint Energy, Inc.	14,350	356,454
Centrica PLC	134,803	715,551
CMS Energy Corp.	9,050	276,387
Consolidated Edison, Inc.	9,800	567,322
Dominion Resources, Inc./VA	19,500	1,369,290
DTE Energy Co.	5,900	461,675
E.ON SE	53,117	966,732
GDF Suez	38,430	947,241
Integrys Energy Group, Inc.	2,700	183,303
National Grid PLC	99,024	1,479,815
NiSource, Inc.	10,550	418,519
PG&E Corp.	15,600	725,088
Public Service Enterprise Group, Inc.	16,950	633,761
RWE AG	12,991	509,422
SCANA Corp.	4,700	244,118
Sempra Energy	7,700	815,969
Suez Environnement Co.	7,449	137,389
TECO Energy, Inc.	7,800	141,180
United Utilities Group PLC	18,101	263,908
Veolia Environnement SA	10,928	200,759
Wisconsin Energy Corp.	7,550	342,242

		12,275,389

Water Utilities – 0.0%
Severn Trent PLC	6,343	204,949

		31,490,137

Retail – 1.9%
Regional Mall – 0.7%
CapitaMall Trust	261,200	418,024
CBL & Associates Properties, Inc.	12,940	245,860
CFS Retail Property Trust Group	217,210	436,623
General Growth Properties, Inc.	55,920	1,373,954
Glimcher Realty Trust	11,030	123,867
Macerich Co. (The)	15,440	1,008,078
Pennsylvania Real Estate Investment Trust	4,960	99,994
Rouse Properties, Inc.(d)	2,750	48,070
Simon Property Group, Inc.	34,140	5,804,825
Taubman Centers, Inc.	4,850	369,424
Washington Prime Group, Inc.	11,985	233,947

		10,162,666

Shopping Center/Other Retail – 1.2%
Acadia Realty Trust	4,360	125,655
Aeon Mall Co., Ltd.	10,532	229,982
American Realty Capital Properties, Inc.	69,250	911,330
Brixmor Property Group, Inc.	6,300	149,121

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Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

BWP Trust	36,210	$89,296
Calloway Real Estate Investment Trust	7,900	193,776
Capital & Counties Properties PLC	55,415	308,041
Cedar Realty Trust, Inc.	6,000	38,820
Charter Hall Retail REIT	23,526	87,304
Citycon OYJ	19,880	73,237
Corio NV	6,920	372,082
Crombie Real Estate Investment Trust	5,850	71,504
DDR Corp.	23,270	423,979
Deutsche Euroshop AG	3,515	166,527
Development Securities PLC	9,513	32,376
Equity One, Inc.	4,480	105,728
Eurocommercial Properties NV	3,140	154,408
Excel Trust, Inc.	4,300	55,642
Federal Realty Investment Trust	5,130	640,121
Federation Centres Ltd.	146,747	364,968
First Capital Realty, Inc.	6,380	113,365
Fortune Real Estate Investment Trust	98,650	92,443
Frontier Real Estate Investment Corp.	36	191,764
Hammerson PLC	72,852	735,440
Immobiliare Grande Distribuzione	10,634	15,621
Inland Real Estate Corp.	6,500	67,665
Intu Properties PLC	90,989	517,208
Japan Retail Fund Investment Corp.(d)	239	501,309
Kimco Realty Corp.	44,650	1,048,829
Kite Realty Group Trust	6,263	161,072
Klepierre(d)	10,098	481,119
Link REIT (The)	235,050	1,396,050
Mercialys SA	3,140	77,771
Ramco-Gershenson Properties Trust	5,130	87,005
Regency Centers Corp.	6,970	398,266
Retail Opportunity Investments Corp.	6,700	106,128
Retail Properties of America, Inc. – Class A	18,000	284,760
RioCan Real Estate Investment Trust (Toronto)	22,900	570,552
Saul Centers, Inc.	990	49,352
Scentre Group(a)	536,217	1,717,744
Shaftesbury PLC	21,183	240,916
Tanger Factory Outlet Centers, Inc.	7,290	254,494
Unibail-Rodamco SE	9,993	2,685,468
Urstadt Biddle Properties, Inc. – Class A	1,750	37,310
Vastned Retail NV	1,460	71,037
Weingarten Realty Investors	8,270	282,999
Wereldhave Belgium NV	150	19,318
Wereldhave NV	1,670	153,807
Westfield Corp.	199,835	1,422,166

		18,374,875

		28,537,541

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 1.2%
Multi-Family – 0.9%
Advance Residence Investment Corp.	98	$241,254
Apartment Investment & Management Co. – Class A	15,920	545,578
Associated Estates Realty Corp.	4,350	80,475
AvalonBay Communities, Inc.	14,030	2,162,023
Boardwalk Real Estate Investment Trust	3,050	193,160
BUWOG AG(a)	3,908	76,263
Camden Property Trust	6,500	486,460
Canadian Apartment Properties REIT	8,400	183,868
Daiwa House Residential Investment Corp.(d)	24	110,692
Deutsche Annington Immobilien SE	4,750	142,613
Deutsche Wohnen AG	29,417	664,794
Equity Lifestyle Properties, Inc.	5,730	261,804
Equity Residential	38,450	2,555,772
Essex Property Trust, Inc.	6,931	1,340,802
GAGFAH SA(a)	16,450	322,264
Grainger PLC	31,315	108,010
Home Properties, Inc.	4,350	279,357
Killam Properties, Inc.(d)	3,950	38,290
LEG Immobilien AG(a)	3,750	279,739
Mid-America Apartment Communities, Inc.	5,712	413,092
Mirvac Group	377,352	647,456
Nippon Accommodations Fund, Inc.(d)	35	127,182
Northern Property Real Estate Investment Trust	2,450	65,255
Post Properties, Inc.	4,150	228,333
Stockland	237,670	944,374
Sun Communities, Inc.	2,990	160,354
TAG Immobilien AG	9,420	108,932
UDR, Inc.	19,080	570,874
Wing Tai Holdings Ltd.	29,175	43,655

		13,382,725

Self Storage – 0.3%
Big Yellow Group PLC	9,754	85,338
CubeSmart	10,980	204,228
Extra Space Storage, Inc.	8,300	437,410
Public Storage	15,820	2,771,348
Safestore Holdings PLC	15,750	56,151
Sovran Self Storage, Inc.	2,530	195,493

		3,749,968

Student Housing – 0.0%
American Campus Communities, Inc.	7,970	314,894
Education Realty Trust, Inc.	10,630	115,761

		430,655

		17,563,348

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 0.8%
Office – 0.8%
Allied Properties Real Estate Investment Trust	5,300	$174,018
Allreal Holding AG(a)	730	100,188
Alstria Office REIT-AG(a)	5,170	69,218
Befimmo SA	1,270	102,609
Boston Properties, Inc.	16,800	2,039,856
Brandywine Realty Trust	11,950	191,439
CapitaCommercial Trust	201,300	273,745
Castellum AB	12,510	204,098
Cominar Real Estate Investment Trust	9,655	171,469
Corporate Office Properties Trust	6,250	177,375
Cousins Properties, Inc.	14,064	178,472
Cromwell Property Group	110,000	103,288
Derwent London PLC	7,070	327,724
DO Deutsche Office AG(a)	4,950	20,488
Douglas Emmett, Inc.	10,090	288,271
Dream Global Real Estate Investment Trust	7,200	62,776
Empire State Realty Trust, Inc. – Class A	5,750	94,530
Equity Commonwealth	8,980	241,382
Fabege AB	10,090	132,749
First Potomac Realty Trust	4,450	58,918
Franklin Street Properties Corp.	6,720	81,648
Government Properties Income Trust	4,120	98,962
Great Portland Estates PLC	26,231	286,234
Highwoods Properties, Inc.	6,830	290,616
Hongkong Land Holdings Ltd.	90,200	618,008
Hudson Pacific Properties, Inc.	4,150	111,428
Inmobiliaria Colonial SA(a)	127,850	97,938
Intervest Offices & Warehouses NV	500	15,367
Investa Office Fund	45,883	157,371
Japan Excellent, Inc.	84	113,177
Japan Prime Realty Investment Corp.	82	301,541
Japan Real Estate Investment Corp.	122	671,229
Kenedix Office Investment Corp. – Class A	26	143,860
Keppel REIT Management Ltd	112,450	112,570
Kilroy Realty Corp.	6,270	396,577
Liberty Property Trust	11,280	399,538
Mack-Cali Realty Corp.	6,670	141,004
Mori Hills REIT Investment Corp.	88	127,561
Mori Trust Sogo Reit, Inc.(d)	76	139,813
Nippon Building Fund, Inc.	141	785,186
Nomura Real Estate Office Fund, Inc.	27	125,105
Norwegian Property ASA(a)	39,750	63,493
NTT Urban Development Corp.(d)	11,338	130,013
Parkway Properties, Inc./MD	5,400	112,050

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Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Piedmont Office Realty Trust, Inc. – Class A(d)	11,750	$229,008
PS Business Parks, Inc.	1,540	125,572
PSP Swiss Property AG(a)	3,030	274,009
SL Green Realty Corp.	7,230	790,600
Societe de la Tour Eiffel	250	19,085
Technopolis Oyj	7,250	40,262
Tokyo Tatemono Co., Ltd.	40,910	350,554
Workspace Group PLC	7,947	81,930

		12,443,922

Lodging – 0.3%
Lodging – 0.3%
Ashford Hospitality Trust, Inc.	5,310	61,543
CDL Hospitality Trusts	47,938	63,332
Chesapeake Lodging Trust	3,750	115,538
DiamondRock Hospitality Co.	14,870	198,068
FelCor Lodging Trust, Inc.	9,490	98,127
Hersha Hospitality Trust	13,090	88,881
Hospitality Properties Trust	11,410	335,796
Host Hotels & Resorts, Inc.	83,040	1,894,973
InnVest Real Estate Investment Trust	6,550	34,518
Japan Hotel REIT Investment Corp.(d)	202	122,152
LaSalle Hotel Properties	7,900	288,745
Pebblebrook Hotel Trust	4,900	189,826
RLJ Lodging Trust	10,050	299,590
Strategic Hotels & Resorts, Inc.(a)	18,400	218,592
Sunstone Hotel Investors, Inc.	15,330	223,358

		4,233,039

Total Common Stocks (cost $795,660,554)		1,046,361,480

INVESTMENT COMPANIES – 13.1%
Funds and Investment Trusts – 13.1%
F&C UK Real Estate Investment Ltd.	16,660	24,132
iShares Core MSCI Emerging Markets ETF(d)	2,045,920	110,397,843
iShares International Developed Real Estate ETF	8,095	260,983
iShares US Real Estate ETF(d)	3,544	262,965
Medicx Fund Ltd.	26,625	37,865
Picton Property Income Ltd.	33,484	34,604
SPDR S&P 500 ETF Trust	286,519	57,507,228
Standard Life Investment Property Income Trust PLC	11,800	15,084
UK Commercial Property Trust Ltd.	31,049	42,010
Vanguard REIT ETF(d)	353,470	27,280,815

Total Investment Companies (cost $183,949,518)		195,863,529

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

WARRANTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
Sun Hung Kai Properties Ltd., expiring 4/22/16(a)(d) (cost $0)		13,870	$34,183

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Oversea-Chinese Banking Corp. Ltd., expiring 9/15/14(a)		8,500	15,992

Utilities – 0.0%
Multi-Utilities – 0.0%
AGL Energy Ltd., expiring 9/15/14(a)		2,964	7,586

Total Rights (cost $0)			23,578

SHORT-TERM INVESTMENTS – 16.3%
Investment Companies – 15.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(e)(f) (cost $237,629,172)		237,629,172	237,629,172

		Principal Amount (000)
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill Zero Coupon, 9/25/14-10/16/14 (cost $5,499,902)	U.S.$	5,500	5,499,902

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $1,222,739,146)			1,485,411,844

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.6%
Investment Companies – 4.6%
AllianceBernstein Exchange Reserves – Class I, 0.07%(f) (cost $68,251,277)	68,251,277	$68,251,277

Total Investments – 104.0% (cost $1,290,990,423)		1,553,663,121
Other assets less liabilities – (4.0)%		(59,385,088)

Net Assets – 100.0%		$1,494,278,033

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	486	September 2014	$20,435,021	$20,211,046	$(223,975)
FTSE 100 Index Futures	61	September 2014	6,790,799	6,887,823	97,024
Hang Seng Index Futures	5	September 2014	808,597	796,221	(12,376)
Mini MSCI EAFE Futures	42	September 2014	4,013,867	4,033,680	19,813
S&P TSX 60 Index Futures	244	September 2014	37,961,803	40,272,455	2,310,652
SPI 200 Futures	11	September 2014	1,375,128	1,442,136	67,008

					$2,258,146

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	4,607	EUR	3,387	9/17/14	$(156,301)
Barclays Bank PLC	USD	1,734	GBP	1,033	9/17/14	(19,684)
Brown Brothers Harriman & Co.	CAD	6,077	USD	5,568	9/17/14	(19,120)
Brown Brothers Harriman & Co.	USD	3,268	JPY	336,021	9/17/14	(37,746)
Citibank, NA	USD	4,193	AUD	4,508	9/17/14	13,484
Credit Suisse International	USD	2,579	CHF	2,318	9/17/14	(53,412)
Credit Suisse International	USD	7,056	GBP	4,214	9/17/14	(61,257)
Deutsche Bank AG	USD	9,302	EUR	6,867	9/17/14	(278,233)
HSBC Bank USA	JPY	2,712,740	USD	26,509	9/17/14	433,365
HSBC Bank USA	USD	45,187	CAD	49,398	9/17/14	228,912
Morgan Stanley & Co., Inc.	AUD	1,576	USD	1,464	9/17/14	(6,178)
Morgan Stanley & Co., Inc.	USD	1,568	EUR	1,179	12/15/14	(17,367)
Royal Bank of Scotland PLC	JPY	596,414	USD	5,851	9/17/14	118,024

						$144,487

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
Russell 2000 Total Return Index	6,161	LIBOR Minus 0.13%	$32,999	1/15/15	$960,059
Deutsche Bank AG
FTSE EPRA/NAREIT Developed ex US Net Total Return Index	7,645	LIBOR Plus 0.40%	28,233	5/15/15	157,577
Goldman Sachs International
S&P Midcap 400 Index	45,939	LIBOR Plus 0.14%	90,150	3/16/15	2,478,441
JPMorgan Chase Bank, NA
Russell 2000 Total Return Index	245	LIBOR Minus 0.32%	1,312	4/15/15	38,261
UBS AG
Russell 2000 Total Return Index	1,214	LIBOR Minus 0.19%	6,502	10/15/14	189,306
Russell 2000 Total Return Index	3,757	LIBOR Minus 0.23%	20,123	3/16/15	586,118
Russell 2000 Total Return Index	1,265	LIBOR Minus 0.21%	6,775	4/15/15	197,304

					$4,607,066

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Volatility Management Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
EPRA	– European Public Real Estate Association
ETF	– Exchange Traded Fund
FTSE	– Financial Times Stock Exchange
LIBOR	– London Interbank Offered Rates
MSCI	– Morgan Stanley Capital International
NAREIT	– National Association of Real Estate Investment Trusts
REG	– Registered Shares
REIT	– Real Estate Investment Trust
SPDR	– Standard & Poor’s Depository Receipt
SPI	– Share Price Index
TSX	– Toronto Stock Exchange

See notes to financial statements.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2014

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $393,425,904, $355,085,755 and $393,618,782, respectively)(a)	$534,168,405		$500,990,276		$441,963,210
Affiliated issuers (cost $6,928,153, $32,688,816 and $16,786,393,—including investment of cash collateral for securities loaned of $494,182, $1,100,850 and $13,032,878, respectively)	6,928,153		32,688,816		16,786,393
Due from broker(b)	– 0	–	– 0	–	245,819
Foreign currencies, at value (cost $0, $0 and $2,461,686, respectively)	– 0	–	– 0	–	2,437,528
Receivable for investment securities sold	9,136,178		12,550,278		9,064,130
Dividends and interest receivable	1,338,327		371,697		2,029,036
Receivable for shares of beneficial interest sold	– 0	–	16,969		9,267
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	1,408,038
Receivable for variation margin on futures	– 0	–	– 0	–	2,916

Total assets	551,571,063		546,618,036		473,946,337

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Statement of Assets & Liabilities

	U.S. Value		U.S. Large Cap Growth		International Value
Liabilities
Payable for investment securities purchased and foreign currency transactions	$10,972,388		$7,465,350		$9,863,680
Payable for shares of beneficial interest redeemed	1,306,333		463,018		57,926
Payable for collateral received on securities loaned	494,182		1,100,850		13,032,878
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	810,889
Accrued expenses and other liabilities	79,073		74,153		257,596

Total liabilities	12,851,976		9,103,371		24,022,969

Net Assets	$538,719,087		$537,514,665		$449,923,368

Composition of Net Assets
Paid-in capital	$765,606,485		$244,614,657		$824,444,680
Undistributed net investment income	2,549,732		945,991		30,482,766
Accumulated net realized gain (loss) on investment and foreign currency transactions	(370,179,631)		146,049,496		(453,757,949)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	140,742,501		145,904,521		48,753,871

Net Assets	$538,719,087		$537,514,665		$449,923,368

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	40,011,695		32,039,621		54,057,522

Net Asset Value	$13.46		$16.78		$8.32

(a)	Includes securities on loan with a value of $495,443, $1,114,812, and $10,122,042, respectively (see Note D).

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $379,166,593, $937,402,028 and $1,006,303,884, respectively)(a)	$443,827,941		$936,662,306		$1,034,059,160
Affiliated issuers (cost $4,957,171, $23,535,821 and $23,062,845,—including investment of cash collateral for securities loaned of $2,771,904, $0 and $0, respectively)	4,957,171		23,535,821		23,062,845
Due from broker(b)	– 0	–	263,591		1,203,700
Foreign currencies, at value (cost $1,622,176, $0 and $78, respectively)	1,624,164		– 0	–	78
Receivable for investment securities sold	1,653,135		– 0	–	34,884,791
Unrealized appreciation of forward currency exchange contracts	1,267,774		1,212		3,276,206
Dividends and interest receivable	1,127,822		1,429,397		9,241,984
Receivable for shares of beneficial interest sold	218,453		552,265		15,827
Receivable for variation margin on futures	– 0	–	78,323		30,656
Unrealized appreciation on cross currency swaps	– 0	–	30,180		– 0	–
Receivable for variation margin on centrally cleared interest rate swaps	– 0	–	1,722		– 0	–

Total assets	454,676,460		962,554,817		1,105,775,247

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Statement of Assets & Liabilities

	International Growth			Short Duration Bond		Global Core Bond
Liabilities
Due to custodian	$	– 0	–	$6,711		$	– 0	–
Payable for collateral received on securities loaned		2,771,904		– 0	–		– 0	–
Payable for investment securities purchased		2,763,137		93			73,124,360
Unrealized depreciation of forward currency exchange contracts		1,611,643		181,203			280,489
Audit and tax fee payable		55,128		47,507			54,336
Payable for shares of beneficial interest redeemed		– 0	–	314,292			609,895
Upfront premium received on cross currency swaps		– 0	–	1,712			– 0	–
Accrued expenses		36,514		41,217			41,623

Total liabilities		7,238,326		592,735			74,110,703

Net Assets		$447,438,134		$961,962,082			$1,031,664,544

Composition of Net Assets
Paid-in capital		$722,265,567		$1,036,335,044			$987,195,172
Undistributed/Distributions in excess of net investment income		5,412,387		71,051			762,689
Accumulated net realized gain (loss) on investment and foreign currency transactions		(344,555,545)		(73,730,146)			13,628,881
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities		64,315,725		(713,867)			30,077,802

Net Assets		$447,438,134		$961,962,082			$1,031,664,544

Shares of beneficial interest outstanding—unlimited shares authorized, without par value		47,123,229		101,883,758			98,033,401

Net Asset Value		$9.50		$9.44			$10.52

(a)	Includes securities on loan with a value of $2,569,556 for the International Growth Portfolio (see Note D).

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,046,346,736, $344,776,873 and $246,479,912, respectively)(a)	$1,059,935,195		$363,292,570		$316,293,387
Affiliated issuers (cost $11,351,099, $1,497,582 and $8,825,032—including investment of cash collateral for securities loaned of $0, $0 and $2,482,002, respectively)(b)	11,351,099		1,497,582		8,825,032
Cash	6,489		24,962		– 0	–
Due from broker(c)	2,178,846		1,029,354		– 0	–
Foreign currencies, at value (cost $0, $3,025,547 and $0, respectively)	– 0	–	3,030,429		– 0	–
Receivable for investment securities sold	43,578,543		769,880		1,983,083
Dividends and interest receivable	2,833,556		6,066,717		289,298
Unrealized appreciation on interest rate swaps	466,013		– 0	–	– 0	–
Unrealized appreciation of forward currency exchange contracts	389,813		228,152		– 0	–
Unrealized appreciation on credit default swaps	235,218		1,621,942		– 0	–
Receivable for shares of beneficial interest sold	146,988		15,347		767
Unrealized appreciation on inflation swaps	56,680		– 0	–	– 0	–
Upfront premium paid on credit default swaps	55,384		2,426,143		– 0	–
Receivable for variation margin on centrally cleared interest rate swaps	33,465		– 0	–	– 0	–
Receivable for variation margin on centrally cleared credit default swaps	1,086		– 0	–	– 0	–
Unrealized appreciation on total return swaps	– 0	–	81,475		– 0	–
Receivable for variation margin on futures	– 0	–	3,478		– 0	–

Total assets	1,121,268,375		380,088,031		327,391,567

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Liabilities
Payable reverse repurchase agreements	$333,654,101		$10,059,027		$	– 0	–
Payable for investment securities purchased	8,377,617		754,402			1,278,975
Collateral received from broker	1,300,000		100,000			– 0	–
Unrealized depreciation on interest rate swaps	678,286		– 0	–		– 0	–
Payable for shares of beneficial interest redeemed	371,699		21,396			56,562
Unrealized depreciation of forward currency exchange contracts	253,281		86,591			– 0	–
Upfront premium received on credit default swaps	71,065		2,156,863			– 0	–
Unrealized depreciation on inflation swaps	61,718		– 0	–		– 0	–
Payable for variation margin on futures	14,938		– 0	–		– 0	–
Unrealized depreciation on credit default swaps	– 0	–	1,686,635			– 0	–
Options written, at value (premiums received $0, $72,775 and $0, respectively)	– 0	–	109,545			– 0	–
Swaptions written, at value (premiums received $0, $173,869 and $0, respectively)	– 0	–	14,282			– 0	–
Payable for variation margin on centrally cleared credit default swaps	– 0	–	1,589			– 0	–
Payable for collateral received on securities loaned	– 0	–	– 0	–		2,842,002
Accrued expenses	107,308		163,690			79,616

Total liabilities	344,890,013		15,154,020			4,257,155

Net Assets	$776,378,362		$364,934,011			$323,134,412

See notes to financial statements.

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$742,410,211	$356,736,857	$198,735,306
Undistributed net investment income	24,830,372	4,668,304	1,129,972
Accumulated net realized gain (loss) on investment and foreign currency transactions	(2,670,111)	(14,623,156)	53,455,659
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	11,807,890	18,152,006	69,813,475

Net Assets	$776,378,362	$364,934,011	$323,134,412

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	75,761,923	33,477,239	22,622,009

Net Asset Value	$10.25	$10.90	$14.28

(a)	Includes securities on loan with a value of $0, $0 and $2,812,422, respectively (see Note D).

(b)	Includes investment of cash collateral of $1,300,000 and $100,000 received from broker for OTC derivatives outstanding at August 31, 2014 for the Bond Inflation Protection Portfolio and High-Yield Portfolio, respectively.

(c)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $228,610,318, $624,053,604 and $985,109,974, respectively)(a)	$319,324,493		$658,252,958		$1,247,782,672
Affiliated issuers (cost $14,106,331, $134,971,647 and $305,880,449,—including investment of cash collateral for securities loaned of $12,332,861, $12,118,991 and $68,251,277, respectively)(b)	14,106,331		134,971,647		305,880,449
Cash	– 0	–	1,507		212
Due from broker(c)	– 0	–	4,854,432		3,375,412
Foreign currencies, at value (cost $0, $8,058,989 and $548,201, respectively)	– 0	–	8,052,468		577,908
Receivable for investment securities sold	1,416,853		12,843,334		– 0	–
Dividends and interest receivable	93,920		1,801,906		2,750,000
Receivable for shares of beneficial interest sold	8,514		81,055		4,703
Unrealized appreciation of forward currency exchange contracts	– 0	–	2,138,913		793,785
Unrealized appreciation on total return swaps	– 0	–	1,495,931		4,607,066
Unrealized appreciation on inflation swaps	– 0	–	275,630		– 0	–
Receivable for variation margin on futures	– 0	–	– 0	–	189,149

Total assets	334,950,111		824,769,781		1,565,961,356

See notes to financial statements.

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Liabilities
Payable for collateral received on securities loaned	$12,319,860		$12,118,991		$68,251,277
Payable for investment securities purchased and foreign currency transactions	338,951		10,141,602		336,209
Collateral due to Securities Lending Agent	13,001		– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	2,844		– 0	–	183,738
Payable for variation margin on futures	– 0	–	80,114		– 0	–
Unrealized depreciation on interest rate swaps	– 0	–	74,648		– 0	–
Unrealized depreciation of forward currency exchange contracts	– 0	–	562,938		649,298
Transfer Agent fee payable	– 0	–	1,003		– 0	–
Administrative fee payable	– 0	–	– 0	–	7,898
Collateral received from broker	– 0	–	710,000		2,030,000
Unrealized depreciation on inflation swaps	– 0	–	668,723		– 0	–
Accrued expenses and other liabilities	75,625		234,158		224,903

Total liabilities	12,750,281		24,592,177		71,683,323

Net Assets	$322,199,830		$800,177,604		$1,494,278,033

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Statement of Assets & Liabilities

	Small-Mid Cap Growth	Multi-Asset Real Return*	Volatility Management
Composition of Net Assets
Paid-in capital	$188,922,606	$1,003,926,383	$1,138,005,546
Undistributed net investment income	746,458	13,655,459	22,665,594
Accumulated net realized gain (loss) on investment and foreign currency transactions	41,816,591	(251,321,668)	63,991,604
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	90,714,175	33,917,430	269,615,289

Net Assets	$322,199,830	$800,177,604	$1,494,278,033

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	25,649,664	89,454,893	119,213,126

Net Asset Value	$12.56	$8.95	$12.53

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $12,055,547, $11,591,176, and $66,588,746, respectively (see Note D).

(b)	Includes investment of cash collateral of $710,000 and $2,030,000 received from broker for OTC derivatives outstanding at August 31, 2014 for the Multi-Asset Real Return Portfolio and Volatility Management Portfolio, respectively.

(c)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2014

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $56,174, $0 and $1,737,334, respectively)	$24,010,050		$7,292,961		$29,485,962
Affiliated issuers	8,183		38,490		14,886
Interest	20		– 0	–	– 0	–
Securities lending income	29,599		25,013		378,247

Total income	24,047,852		7,356,464		29,879,095

Expenses
Custodian	145,814		144,681		244,447
Audit and tax	43,307		43,307		68,865
Legal	35,667		35,667		38,264
Printing	5,378		5,378		5,378
Trustees’ fees	4,918		4,918		4,918
Registration fees	– 0	–	2,268		– 0	–
Miscellaneous	6,867		16,251		35,000

Total expenses before interest expense	241,951		252,470		396,872
Interest expense	– 0	–	– 0	–	5,854

Total expenses	241,951		252,470		402,726

Net investment income	23,805,901		7,103,994		29,476,369

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions(a)	256,871,531		386,831,188		130,741,262	(b)
Futures	– 0	–	– 0	–	1,013,401
Foreign currency transactions	– 0	–	– 0	–	2,747,151
Net change in unrealized appreciation/depreciation of:
Investments	(61,923,216)		(145,435,595)		(27,716,360	)(c)
Futures	– 0	–	– 0	–	(168,854)
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(1,126,567)
Net gain on investment and foreign currency transactions	194,948,315		241,395,593		105,490,033

Net Increase in Net Assets from Operations	$218,754,216		$248,499,587		$134,966,402

(a)	On March 21, 2014, the Portfolios had redemption-in-kinds with total proceeds in the amount of $615,446,308, $564,429,894 and $453,945,782, respectively. The gain on investments of $149,960,050, $187,812,023 and 58,413,673, respectively, will not be realized for tax purposes.

(b)	Net of foreign capital gains taxes of $4,296.

(c)	Net of decrease in accrued foreign capital gains taxes of $68,769.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Statement of Operations

	International Growth		Short Duration Bond			Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $795,194, $0 and $0, respectively)	$16,427,064		$	– 0	–	$	– 0	–
Affiliated issuers	8,564			34,576			19,174
Interest	28,427			10,447,548			30,638,576
Securities lending income	133,405			– 0	–		– 0	–
Consent fee income	– 0	–		3,203			3,968

Total income	16,597,460			10,485,327			30,661,718

Expenses
Custodian	214,691			184,853			243,507
Audit and tax	67,691			49,261			56,090
Legal	38,264			35,667			35,667
Printing	5,378			3,779			4,880
Trustees’ fees	4,918			5,083			5,105
Registration fees	– 0	–		1,105			1,068
Miscellaneous	28,036			19,677			11,440

Total expenses	358,978			299,425			357,757

Net investment income	16,238,482			10,185,902			30,303,961

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	110,607,701	(a)		110,243			17,884,640
Futures	– 0	–		(1,568,142)			(4,488,607)
Swaps	– 0	–		(71,353)			– 0	–
Foreign currency transactions	(8,714,608)			(168,357)			(3,343,286)
Net change in unrealized appreciation/depreciation of: Investments	(7,494,405)			5,758,206			29,472,266
Futures	– 0	–		59,018			(226,214)
Swaps	– 0	–		163,828			– 0	–
Foreign currency denominated assets and liabilities	3,289,119			(189,857)			3,131,347

Net gain on investment and foreign currency transactions	97,687,807			4,093,586			42,430,146

Net Increase in Net Assets from Operations	$113,926,289			$14,279,488			$72,734,107

(a)	On March 21, 2014, the International Growth Portfolio had a redemption-in-kind with total proceeds in the amount of $417,819,117. The gain on investments of $39,861,695 will not be realized for tax purposes.

See notes to financial statements.

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Investment Income
Interest	$25,629,755		$23,779,971		$	– 0	–
Dividends
Unaffiliated issuers	106,428		1,585,565			5,510,258
Affiliated issuers	7,760		6,630			4,378
Securities lending income	– 0	–	– 0	–		54,729
Consent fee income	5,066		43,763			– 0	–
Other fee income	– 0	–	41,288			– 0	–

Total income	25,749,009		25,457,217			5,569,365

Expenses
Custodian	189,153		228,413			94,890
Audit and tax	72,263		130,335			56,219
Legal	36,370		36,370			35,667
Trustees’ fees	5,245		5,063			4,960
Printing	3,528		3,711			6,970
Registration fees	1,076		1,076			748
Miscellaneous	10,673		12,613			12,522

Total expenses before interest expense	318,308		417,581			211,976
Interest expense	326,992		– 0	–		– 0	–

Total expenses	645,300		417,581			211,976

Net investment income	25,103,709		25,039,636			5,357,389

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on: Investment transactions	2,858,341		6,262,139			62,480,396
Futures	(4,838,680)		641,376			– 0	–
Options written	– 0	–	79,345			– 0	–
Swaptions written	– 0	–	1,142,670			– 0	–
Swaps	(1,030,450)		1,890,904			– 0	–
Foreign currency transactions	(263,224)		261,431			– 0	–
Net change in unrealized appreciation/depreciation of: Investments	23,344,979		11,828,496			7,035,554
Futures	(144,509)		(15,983)			– 0	–
Options written	– 0	–	(19,163)			– 0	–
Swaptions written	– 0	–	(100,530)			– 0	–
Swaps	(2,437,057)		(3,466,635)			– 0	–
Foreign currency denominated assets and liabilities	294,858		211,761			– 0	–

Net gain on investment and foreign currency transactions	17,784,258		18,715,811			69,515,950

Net Increase in Net Assets from Operations	$42,887,967		$43,755,447			$74,873,339

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $957,052 and $1,101,308, respectively)	$1,814,387		$16,117,459		$33,845,776
Affiliated issuers	7,270		40,415		317,629
Interest	– 0	–	1,073,658		17,461
Securities lending income	61,817		339,676		533,245

Total income	1,883,474		17,571,208		34,714,111

Expenses
Custodian	132,779		284,934		393,854
Audit and tax	46,139		108,641		105,553
Legal	35,667		34,442		35,667
Printing	5,378		5,227		5,572
Trustees’ fees	4,956		5,047		4,918
Registration fees	1,079		1,105		46
Transfer agency	– 0	–	12,000		– 0	–
Administrative	– 0	–	– 0	–	43,037
Miscellaneous	12,282		89,795		176,241

Total expenses	238,280		541,191		764,888

Net investment income	1,645,194		17,030,017		33,949,223

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	54,451,375		21,063,875	(a)	30,088,346
Futures	– 0	–	3,743,487		74,998,571
Swaps	– 0	–	(5,217,001)		20,166,551
Foreign currency transactions	– 0	–	(330,216)		(1,092,284)
Net change in unrealized appreciation/depreciation of:
Investments	(3,382,749)		47,360,589	(b)	163,621,927
Futures	– 0	–	(2,988,724)		(6,125,203)
Swaps	– 0	–	(654,701)		8,151,201
Foreign currency denominated assets and liabilities	– 0	–	1,038,039		379,044

Net gain on investment and foreign currency transactions	51,068,626		64,015,348		290,188,153

Contributions from Adviser (see Note B)	– 0	–	29,301		– 0	–

Net Increase in Net Assets from Operations	$52,713,820		$81,074,666		$324,137,376

*	Consolidated (see Note A).

(a)	Net of foreign capital gains taxes of $48,575.

(b)	Net of increase in accrued foreign capital gains taxes of $34,706.

See notes to financial statements.

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,805,901	$28,470,805
Net realized gain on investment transactions	256,871,531	159,832,640
Net change in unrealized appreciation/depreciation of investments	(61,923,216)	109,194,132

Net increase in net assets from operations	218,754,216	297,497,577
Dividends to Shareholders from
Net investment income	(27,508,781)	(28,758,993)
Transactions in Shares of Beneficial Interest
Net decrease	(765,417,996)	(329,083,410)

Total decrease	(574,172,561)	(60,344,826)
Net Assets
Beginning of period	1,112,891,648	1,173,236,474

End of period (including undistributed net investment income of $2,549,732 and $6,252,612, respectively)	$538,719,087	$1,112,891,648

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,103,994	$10,076,883
Net realized gain on investment transactions	386,831,188	106,712,725
Net change in unrealized appreciation/depreciation of investments	(145,435,595)	85,788,717

Net increase in net assets from operations	248,499,587	202,578,325
Dividends and Distributions to Shareholders from
Net investment income	(8,750,536)	(7,762,452)
Net realized gain on investment transactions	(116,790,485)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(708,528,107)	(244,567,038)

Total decrease	(585,569,541)	(49,751,165)
Net Assets
Beginning of period	1,123,084,206	1,172,835,371

End of period (including undistributed net investment income of $945,991 and $2,818,680, respectively)	$537,514,665	$1,123,084,206

See notes to financial statements.

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$29,476,369	$31,214,727
Net realized gain (loss) on investment and foreign currency transactions	134,501,814	(18,068,634)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(29,011,781)	161,636,744

Net increase in net assets from operations	134,966,402	174,782,837
Dividends to Shareholders from
Net investment income	(56,058,549)	(20,003,192)
Transactions in Shares of Beneficial Interest
Net decrease	(576,082,880)	(193,326,296)

Total decrease	(497,175,027)	(38,546,651)
Net Assets
Beginning of period	947,098,395	985,645,046

End of period (including undistributed net investment income of $30,482,766 and $49,390,440, respectively)	$449,923,368	$947,098,395

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,238,482	$23,687,415
Net realized gain (loss) on investment and foreign currency transactions	101,893,093	(11,052,649)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,205,286)	88,715,232

Net increase in net assets from operations	113,926,289	101,349,998
Dividends to Shareholders from
Net investment income	(17,047,166)	(7,559,047)
Transactions in Shares of Beneficial Interest
Net decrease	(590,188,934)	(151,784,904)

Total decrease	(493,309,811)	(57,993,953)
Net Assets
Beginning of period	940,747,945	998,741,898

End of period (including undistributed net investment income of $5,412,387 and $14,656,374, respectively)	$447,438,134	$940,747,945

See notes to financial statements.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,185,902	$8,867,902
Net realized gain (loss) on investment transactions	(1,697,609)	2,941,157
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,791,195	(11,267,000)

Net increase in net assets from operations	14,279,488	542,059
Dividends and Distributions to Shareholders from
Net investment income	(11,673,217)	(15,257,868)
Return of capital	(44,216)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase	23,576,081	17,751,549

Total increase	26,138,136	3,035,740
Net Assets
Beginning of period	935,823,946	932,788,206

End of period (including undistributed net investment income of $71,051 and $372,031, respectively)	$961,962,082	$935,823,946

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Statement of Changes in Net Assets

	Global Core Bond
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,303,961	$30,030,949
Net realized gain on investment and foreign currency transactions	10,052,747	9,273,358
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	32,377,399	(48,616,890)

Net increase (decrease) in net assets from operations	72,734,107	(9,312,583)
Dividends and Distributions to Shareholders from
Net investment income	(35,379,162)	(38,022,610)
Net realized gain on investment transactions	(1,832,618)	(35,073,150)
Transactions in Shares of Beneficial Interest
Net decrease	(45,343,520)	(312,761)

Total decrease	(9,821,193)	(82,721,104)
Net Assets
Beginning of period	1,041,485,737	1,124,206,841

End of period (including undistributed net investment income of $762,689 and $9,598,391, respectively)	$1,031,664,544	$1,041,485,737

See notes to financial statements.

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Bond Inflation Protection
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,103,709	$23,281,974
Net realized gain (loss) on investment and foreign currency transactions	(3,274,013)	26,837,648
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	21,058,271	(78,688,234)

Net increase (decrease) in net assets from operations	42,887,967	(28,568,612)
Dividends and Distributions to Shareholders from
Net investment income	(10,202,595)	(35,403,908)
Net realized gain on investment transactions	(23,713,121)	(12,050,946)
Transactions in Shares of Beneficial Interest
Net increase	13,890,882	36,817,244

Total increase (decrease)	22,863,133	(39,206,222)
Net Assets
Beginning of period	753,515,229	792,721,451

End of period (including undistributed net investment income of $24,830,372 and $10,478,508, respectively)	$776,378,362	$753,515,229

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Statement of Changes in Net Assets

	High-Yield
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,039,636	$27,545,182
Net realized gain on investment and foreign currency transactions	10,277,865	15,362,973
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,437,946	(8,306,636)

Net increase in net assets from operations	43,755,447	34,601,519
Dividends to Shareholders from
Net investment income	(25,509,174)	(31,454,782)
Transactions in Shares of Beneficial Interest
Net decrease	(19,865,226)	(33,801,698)

Total decrease	(1,618,953)	(30,654,961)
Net Assets
Beginning of period	366,552,964	397,207,925

End of period (including undistributed net investment income of $4,668,304 and $5,450,284, respectively)	$364,934,011	$366,552,964

See notes to financial statements.

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$5,357,389	$4,857,867
Net realized gain on investment transactions	62,480,396	40,444,232
Net change in unrealized appreciation/depreciation of investments	7,035,554	41,628,820

Net increase in net assets from operations	74,873,339	86,930,919
Dividends and Distributions to Shareholders from
Net investment income	(4,865,731)	(6,917,632)
Net realized gain on investment transactions	(39,641,663)	(39,201,880)
Transactions in Shares of Beneficial Interest
Net decrease	(19,185,955)	(57,606,454)

Total increase (decrease)	11,179,990	(16,795,047)
Net Assets
Beginning of period	311,954,422	328,749,469

End of period (including undistributed net investment income of $1,129,972 and $649,400, respectively)	$323,134,412	$311,954,422

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,645,194	$2,302,620
Net realized gain on investment transactions	54,451,375	58,003,479
Net change in unrealized appreciation/depreciation of investments	(3,382,749)	15,446,365

Net increase in net assets from operations	52,713,820	75,752,464
Dividends and Distributions to Shareholders from
Net investment income	(1,567,203)	(2,248,378)
Net realized gain on investment transactions	(60,177,985)	(64,602,314)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	14,523,225	(20,828,060)

Total increase (decrease)	5,491,857	(11,926,288)
Net Assets
Beginning of period	316,707,973	328,634,261

End of period (including undistributed net investment income of $746,458 and $668,467, respectively)	$322,199,830	$316,707,973

See notes to financial statements.

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Multi-Asset Real Return*
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,030,017	$15,503,910
Net realized gain (loss) on investment and foreign currency transactions	19,260,145	(10,478,073)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	44,755,203	(29,822,611)
Contributions from Adviser (see Note B)	29,301	5,332

Net increase (decrease) in net assets from operations	81,074,666	(24,791,442)
Dividends to Shareholders from
Net investment income	(22,422,067)	(23,613,602)
Transactions in Shares of Beneficial Interest
Net increase	17,298,928	224,702,442

Total increase	75,951,527	176,297,398
Net Assets
Beginning of period	724,226,077	547,928,679

End of period (including undistributed net investment income of $13,655,459 and $14,492,591, respectively)	$800,177,604	$724,226,077

*	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Statement of Changes in Net Assets

	Volatility Management
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$33,949,223	$23,352,493
Net realized gain on investment and foreign currency transactions	124,161,184	114,288,767
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	166,026,969	60,890,429

Net increase in net assets from operations	324,137,376	198,531,689
Dividends and Distributions to Shareholders from
Net investment income	(49,363,231)	(18,808,069)
Net realized gain on investment transactions	(110,825,292)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(259,625,447)	(278,050,833)

Total decrease	(95,676,594)	(98,327,213)
Net Assets
Beginning of period	1,589,954,627	1,688,281,840

End of period (including undistributed net investment income of $22,665,594 and $23,893,245, respectively)	$1,494,278,033	$1,589,954,627

See notes to financial statements.

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2014

	Bond Inflation Protection*
Cash flows from operating activities
Net increase in net assets from operations		$42,887,967

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$1,036,200
Increase in receivable for investments sold	(6,285,612)
Net accretion of bond discount and amortization of bond premium	6,238,457
Decrease in payable for investments purchased	(8,325,637)
Increase in accrued expenses	17,191
Increase in due from broker	(49,701)
Purchases of long-term investments	(785,221,529)
Purchases of short-term investments	(478,898,338)
Proceeds from disposition of long-term investments	862,848,248
Proceeds from disposition of short-term investments	455,356,564
Payments on swaps	(2,341,581)
Payments for futures settlements	(4,970,260)
Variation margin received on futures	14,938
Variation margin received on centrally cleared swaps	183,042
Net realized loss on investment and foreign currency transactions	3,274,013
Net change in unrealized appreciaton/depreciation of investments and foreign currency denominated assets and liabilities	(21,058,271)

Total adjustments		21,817,724

Net increase in cash from operating activities		$64,705,691

Financing Activities:
Redemptions of beneficial interest stock, net	(19,939,581)
Decrease in due to custodian	(12,168,527)
Cash dividends paid (net of dividend reinvestments)**	—
Decrease in reverse repurchase agreements	(32,316,440)

Net decrease in cash from financing activities		(64,424,548)
Effect of exchange rate on cash		(271,210)

Net increase in cash		9,933
Net change in cash
Cash at beginning of year		—

Cash at end of year		$9,933

** Reinvestment of dividends	$33,915,716
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$333,677

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

August 31, 2014

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2014, net assets of the Multi-Asset Real Return Portfolio amounted to $800,177,604, of which $148,851,946, or 19%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Notes to Financial Statements

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2014:

U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$534,168,405		$	– 0	–	$	– 0	–	$534,168,405
Short-Term Investments	6,433,971			– 0	–		– 0	–	6,433,971
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	494,182			– 0	–		– 0	–	494,182

Total Investments in Securities	541,096,558			– 0	–		– 0	–	541,096,558
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$541,096,558		$	– 0	–	$	– 0	–	$541,096,558

U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$500,990,276		$	– 0	–	$	– 0	–	$500,990,276
Short-Term Investments	31,587,966			– 0	–		– 0	–	31,587,966
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,100,850			– 0	–		– 0	–	1,100,850

Total Investments in Securities	533,679,092			– 0	–		– 0	–	533,679,092
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$533,679,092		$	– 0	–	$	– 0	–	$533,679,092

International Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stock:
Financials	$13,960,936			$91,187,058		$	– 0	–	$105,147,994
Consumer Discretionary	10,009,336			49,998,186			– 0	–	60,007,522
Industrials	1,899,642			53,824,488			– 0	–	55,724,130
Health Care	1,810,224			41,172,559			– 0	–	42,982,783
Telecommunication Services	1,593,775			37,967,674			– 0	–	39,561,449
Energy	7,140,678			31,048,046			– 0	–	38,188,724
Materials	4,471,160			29,159,229			– 0	–	33,630,389
Information Technology	– 0	–		32,027,791			– 0	–	32,027,791
Consumer Staples	– 0	–		17,040,446			– 0	–	17,040,446
Utilities	4,945,845			10,391,998			– 0	–	15,337,843
Warrants	– 0	–		2,314,139			– 0	–	2,314,139
Short-Term Investments	3,753,515			– 0	–		– 0	–	3,753,515

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$13,032,878		$	– 0	–	$	– 0	–	$13,032,878

Total Investments in Securities	62,617,989			396,131,614	+		– 0	–	458,749,603
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–		1,408,038			– 0	–	1,408,038
Liabilities:
Futures	– 0	–		(90,303)			– 0	–	(90,303	)#
Forward Currency Exchange Contracts	– 0	–		(810,889)			– 0	–	(810,889)

Total¥	$62,617,989			$396,638,460		$	– 0	–	$459,256,449

International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Financials	$29,297,967		$101,784,836		$	– 0	–	$131,082,803
Consumer Discretionary	34,695,446		84,230,876			– 0	–	118,926,322
Industrials	7,068,970		67,924,386			– 0	–	74,993,356
Consumer Staples	2,055,696		48,033,843			– 0	–	50,089,539
Information Technology	10,900,405		13,248,261			– 0	–	24,148,666
Health Care	928,268		19,409,538			– 0	–	20,337,806
Materials	3,015,846		14,480,791			– 0	–	17,496,637
Utilities	– 0	–	3,884,714			– 0	–	3,884,714
Telecommunication Services	2,290,634		– 0	–		– 0	–	2,290,634
Warrants	– 0	–	577,464			– 0	–	577,464
Short-Term Investments	2,185,267		– 0	–		– 0	–	2,185,267
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,771,904		– 0	–		– 0	–	2,771,904

Total Investments in Securities	95,210,403		353,574,709	+		– 0	–	448,785,112
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	1,267,774			– 0	–	1,267,774
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,611,643)			– 0	–	(1,611,643)

Total(a)(b)	$95,210,403		$353,230,840		$	– 0	–	$448,441,243

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Notes to Financial Statements

Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$462,276,496		$	– 0	–	$462,276,496
Asset-Backed Securities		– 0	–	129,753,472			21,992,589	^	151,746,061
Commercial Mortgage-Backed Securities		– 0	–	110,831,036			1,525,280		112,356,316
Corporates – Investment Grades		– 0	–	108,629,645			– 0	–	108,629,645
Collateralized Mortgage Obligations		– 0	–	37,320,484			5,634,559		42,955,043
Inflation-Linked Securities		– 0	–	30,362,708			– 0	–	30,362,708
Mortgage Pass-Throughs		– 0	–	18,561,035			– 0	–	18,561,035
Governments – Sovereign Agencies		– 0	–	6,459,835			– 0	–	6,459,835
Covered Bonds		– 0	–	3,315,167			– 0	–	3,315,167
Short-Term Investments		23,535,821		– 0	–		– 0	–	23,535,821

Total Investments in Securities		23,535,821		907,509,878			29,152,428		960,198,127
Other Financial Instruments**:
Assets:
Futures		256,661		– 0	–		– 0	–	256,661	#
Forward Currency Exchange Contracts		– 0	–	1,212			– 0	–	1,212
Centrally Cleared Interest Rate Swaps		– 0	–	137,744			– 0	–	137,744	#
Cross Currency Swap Contracts		– 0	–	– 0	–		30,180		30,180
Liabilities:
Futures		(216,914)		– 0	–		– 0	–	(216,914	)#
Forward Currency Exchange Contracts		– 0	–	(181,203)			– 0	–	(181,203)

Total##		$23,575,568		$907,467,631			$29,182,608		$960,225,807

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$465,175,229		$	– 0	–	$465,175,229
Corporates – Investment Grades		– 0	–	230,489,881			– 0	–	230,489,881
Inflation-Linked Securities		– 0	–	63,553,739			– 0	–	63,553,739
Mortgage Pass-Throughs		– 0	–	62,088,002			– 0	–	62,088,002
Governments – Sovereign Agencies		– 0	–	44,438,487			– 0	–	44,438,487
Commercial Mortgage-Backed Securities		– 0	–	32,734,042			4,102,183		36,836,225
Covered Bonds		– 0	–	30,772,568			– 0	–	30,772,568
Agencies		– 0	–	21,362,929			– 0	–	21,362,929
Quasi-Sovereigns		– 0	–	15,390,983			– 0	–	15,390,983
Collateralized Mortgage Obligations		– 0	–	353,408			9,334,834		9,688,242
Emerging Markets – Corporate Bonds		– 0	–	3,793,442			– 0	–	3,793,442
Corporates – Non-Investment Grades		– 0	–	3,739,656			– 0	–	3,739,656
Governments – Sovereign Bonds		– 0	–	3,712,298			– 0	–	3,712,298
Local Governments – Municipal Bonds		– 0	–	3,010,987			– 0	–	3,010,987
Supranationals		– 0	–	2,881,850			– 0	–	2,881,850
Asset-Backed Securities		– 0	–	152,322			328,900		481,222
Short-Term Investments:
Investment Companies		23,062,845		– 0	–		– 0	–	23,062,845
U.S. Treasury Bills		– 0	–	36,643,420			– 0	–	36,643,420

Total Investments in Securities		23,062,845		1,020,293,243			13,765,917		1,057,122,005
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	3,276,206			– 0	–	3,276,206

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Liabilities:
Futures	$(525,673)		$ – 0	–	$	– 0	–	$(525,673	)#
Forward Currency Exchange Contracts	– 0	–	(280,489)		$	– 0	–	(280,489)

Total++	$22,537,172		$1,023,288,960			$13,765,917		$1,059,592,049

Bond Inflation Protection Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$ – 0	–	$753,960,184		$	– 0	–	$753,960,184
Corporates – Investment Grades	– 0	–	120,170,259			– 0	–	120,170,259
Asset-Backed Securities	– 0	–	77,111,523			6,855,167		83,966,690
Commercial Mortgage-Backed Securities	– 0	–	50,026,605			7,281,022		57,307,627
Corporates – Non-Investment Grades	– 0	–	17,913,104			– 0	–	17,913,104
Quasi-Sovereigns	– 0	–	8,598,875			– 0	–	8,598,875
Mortgage Pass-Throughs	– 0	–	7,500,039			– 0	–	7,500,039
Collateralized Mortgage Obligations	– 0	–	– 0	–		7,226,396		7,226,396
Emerging Markets – Corporate Bonds	– 0	–	1,995,885			– 0	–	1,995,885
Preferred Stocks	709,120		– 0	–		– 0	–	709,120
Governments – Sovereign Agencies	– 0	–	587,016			– 0	–	587,016
Short-Term Investments	11,351,099		– 0	–		– 0	–	11,351,099

Total Investments in Securities	12,060,219		1,037,863,490			21,362,585		1,071,286,294
Other Financial Instruments**:
Assets:
Futures	90,198		– 0	–		– 0	–	90,198	#
Forward Currency Exchange Contracts	– 0	–	389,813			– 0	–	389,813

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$797,518		$ – 0	–	$797,518	#
Credit Default Swaps		– 0	–	235,218		– 0	–	235,218
Inflation (CPI) Swaps		– 0	–	56,680		– 0	–	56,680
Interest Rate Swaps		– 0	–	466,013		– 0	–	466,013
Liabilities:
Futures		(500,740)		– 0	–	– 0	–	(500,740	)#
Forward Currency Exchange Contracts		– 0	–	(253,281)		– 0	–	(253,281)
Centrally Cleared Credit Default Swaps		– 0	–	(1,128,150)		– 0	–	(1,128,150	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(1,186,709)		– 0	–	(1,186,709	)#
Inflation (CPI) Swaps		– 0	–	(61,718)		– 0	–	(61,718)
Interest Rate Swaps		– 0	–	(678,286)		– 0	–	(678,286)

Total++		$11,649,677		$1,036,500,588		$21,362,585		$1,069,512,850

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$266,866,229		$3,112,321		$269,978,550
Corporates – Investment Grades		– 0	–	21,283,548		240,755		21,524,303
Bank Loans		– 0	–	– 0	–	16,979,969		16,979,969
Emerging Markets – Corporate Bonds		– 0	–	10,991,329		– 0	–	10,991,329
Preferred Stocks		8,639,166		831,969		– 0	–	9,471,135
Common Stocks		7,896,586		494,692		564,622		8,955,900
Collateralized Mortgage Obligations		– 0	–	– 0	–	6,125,644		6,125,644

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Governments – Treasuries	$	– 0	–	$5,683,087		$	– 0	–	$5,683,087
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		4,557,567		4,557,567
Asset-Backed Securities		– 0	–	– 0	–		2,674,264		2,674,264
Local Governments – Municipal Bonds		– 0	–	1,996,789			– 0	–	1,996,789
Governments – Sovereign Bonds		– 0	–	1,809,725			– 0	–	1,809,725
Emerging Markets – Sovereigns		– 0	–	1,496,115			– 0	–	1,496,115
Options Purchased – Calls		– 0	–	715,759			– 0	–	715,759
Governments – Sovereign Agencies		– 0	–	170,632			– 0	–	170,632
Warrants		92,769		– 0	–		– 0	–^	92,769
Options Purchased – Puts		– 0	–	69,033			– 0	–	69,033
Short-Term Investments		1,497,582		– 0	–		– 0	–	1,497,582

Total Investments in Securities		18,126,103		312,408,907			34,255,142		364,790,152
Other Financial Instruments**:
Assets:
Futures		4,552		– 0	–		– 0	–	4,552	#
Forward Currency Exchange Contracts		– 0	–	228,152			– 0	–	228,152
Centrally Cleared Credit Default Swaps		– 0	–	95,770			– 0	–	95,770	#
Credit Default Swaps		– 0	–	1,621,942			– 0	–	1,621,942
Total Return Swaps		– 0	–	81,475			– 0	–	81,475
Liabilities:
Futures		(79,746)		(39,679)			– 0	–	(119,425	)#
Forward Currency Exchange Contracts		– 0	–	(86,591)			– 0	–	(86,591)
Call Options Written		– 0	–	(109,545)			– 0	–	(109,545)
Credit Default Swaptions Written		– 0	–	(14,282)			– 0	–	(14,282)
Centrally Cleared Credit Default Swaps		– 0	–	(613,924)			– 0	–	(613,924	)#
Credit Default Swaps		– 0	–	(1,686,635)			– 0	–	(1,686,635)

Total##		$18,050,909		$311,885,590			$34,255,142		$364,191,641

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$316,293,387		$	– 0	–	$	– 0	–	$316,293,387
Short-Term Investments	5,983,030			– 0	–		– 0	–	5,983,030
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,842,002			– 0	–		– 0	–	2,842,002

Total Investments in Securities	325,118,419			– 0	–		– 0	–	325,118,419
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$325,118,419		$	– 0	–	$	– 0	–	$325,118,419

Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$319,324,493		$	– 0	–	$	– 0	–	$319,324,493
Short-Term Investments	1,773,470			– 0	–		– 0	–	1,773,470
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	12,332,861			– 0	–		– 0	–	12,332,861

Total Investments in Securities	333,430,824			– 0	–		– 0	–	333,430,824
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$333,430,824		$	– 0	–	$	– 0	–	$333,430,824

Multi-Asset Real Return Portfolio@
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Energy	$158,540,609		$84,034,685		$	– 0	–	$242,575,294
Materials	38,525,754		63,350,404			9		101,876,167
Equity: Other	18,340,684		40,364,944			– 0	–	58,705,628
Utilities	8,016,533		31,833,005			– 0	–	39,849,538
Retail	19,208,505		11,832,143			– 0	–	31,040,648
Residential	10,175,753		12,825,312			1,077	^	23,002,142
Transportation	4,001,544		16,373,949			– 0	–	20,375,493
Office	7,653,425		8,813,597			– 0	–	16,467,022
Lodging	7,004,540		372,504			– 0	–	7,377,044
Industrials	2,668,201		4,109,634			– 0	–	6,777,835
Food Beverage & Tobacco	1,775,804		189,624			– 0	–	1,965,428
Mortgage	641,353		– 0	–		– 0	–	641,353
Financial:Other	606,600		– 0	–		– 0	–	606,600
Inflation-Linked Securities	– 0	–	102,528,605			– 0	–	102,528,605
Investment Companies	2,835,924		96,322			– 0	–	2,932,246
Warrants	25,527		1,452,478			– 0	–	1,478,005
Options Purchased – Puts	– 0	–	53,910			– 0	–	53,910
Short-Term Investments	122,852,656		– 0	–		– 0	–	122,852,656
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	12,118,991		– 0	–		– 0	–	12,118,991

Total Investments in Securities	414,992,403		378,231,116	+		1,086		793,224,605

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Other Financial Instruments**:
Assets:
Futures	$2,147,743		$ – 0	–	$	– 0	–	$2,147,743 #
Forward Currency Exchange Contracts	– 0	–	2,138,913			– 0	–	2,138,913
Inflation (CPI) Swaps	– 0	–	275,630			– 0	–	275,630
Total Return Swaps	– 0	–	1,495,931			– 0	–	1,495,931
Liabilities:
Futures	(4,972,347)		– 0	–		– 0	–	(4,972,347)#
Forward Currency Exchange Contracts	– 0	–	(562,938)			– 0	–	(562,938)
Interest Rate Swaps	– 0	–	(74,648)			– 0	–	(74,648)
Inflation (CPI) Swaps	– 0	–	(668,723)			– 0	–	(668,723)

Total¥	$412,167,799		$380,835,281			$1,086		$793,004,166

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Financials	$86,684,847		$80,905,409		$	– 0	–^	$167,590,256
Information Technology	115,678,622		16,159,573			– 0	–	131,838,195
Health Care	81,872,218		38,224,068			– 0	–	120,096,286
Industrials	64,563,070		47,834,077			– 0	–	112,397,147
Consumer Discretionary	72,142,990		40,183,832			– 0	–	112,326,822
Consumer Staples	56,320,630		39,060,068			– 0	–	95,380,698
Energy	62,490,333		24,678,227			– 0	–	87,168,560
Materials	21,199,360		28,321,133			– 0	–	49,520,493
Equity: Other	18,503,892		25,564,259			– 0	–	44,068,151
Telecommunication Services	14,565,488		17,141,397			– 0	–	31,706,885
Utilities	18,296,654		13,193,483			– 0	–	31,490,137
Retail	18,816,798		9,720,743			– 0	–	28,537,541
Residential	13,888,733		3,674,615			– 0	–	17,563,348
Office	6,758,481		5,685,441			– 0	–	12,443,922
Lodging	4,047,555		185,484			– 0	–	4,233,039
Investment Companies	195,825,664		37,865			– 0	–	195,863,529
Warrants	34,183		– 0	–		– 0	–	34,183
Rights	7,586		– 0	–		15,992		23,578
Short-Term Investments:
Investment Companies	237,629,172		– 0	–		– 0	–	237,629,172
U.S. Treasury Bills	– 0	–	5,499,902			– 0	–	5,499,902
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	68,251,277		– 0	–		– 0	–	68,251,277

Total Investments in Securities	1,157,577,553		396,069,576			15,992		1,553,663,121

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments**:
Assets:
Futures	$2,330,465		$164,032	$	– 0	–	$2,494,497	#
Forward Currency Exchange Contracts	– 0	–	793,785		– 0	–	793,785
Total Return Swaps	– 0	–	4,607,066		– 0	–	4,607,066
Liabilities:
Futures	– 0	–	(236,351)		– 0	–	(236,351	)#
Forward Currency Exchange Contracts	– 0	–	(649,298)		– 0	–	(649,298)

Total¥	$1,159,908,018		$400,748,810		$15,992		$1,560,672,820

^	The Portfolio held securities with zero market value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

@	Consolidated (see Note A).

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were no transfers between any levels during the reporting period.

¥	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

##	There were no transfers between Level 1 and Level 2 during the reporting period.

(a)	An amount of $32,597,725 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $19,751,174 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

International Value Portfolio	Rights^			Total
Balance as of 8/31/13	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$	– 0	–	$	– 0	–

International Growth Portfolio	Warrants			Corporates - Non-Investment Grades			Total
Balance as of 8/31/13		$2,284,161			$1,969,581			$4,253,742
Accrued discounts/(premiums)		– 0	–		3,271			3,271
Realized gain (loss)		– 0	–		(12,516)			(12,516)
Change in unrealized appreciation/depreciation		– 0	–		26,827			26,827
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(1,987,163)			(1,987,163)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(2,284,161)			– 0	–		(2,284,161)

Balance as of 8/31/14	$	– 0	–	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$	– 0	–	$	– 0	–	$	– 0	–

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio	Asset-Backed Securities^^		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/13	$14,183,225		$7,409,086		$6,166,441
Accrued discounts/(premiums)	781		(21)		(375)
Realized gain (loss)	(91,757)		(196)		(176,025)
Change in unrealized appreciation/depreciation	(38,342)		222,647		430,026
Purchases	22,372,297		– 0	–	3,575,000
Sales	(11,589,779)		(6,106,236)		(4,360,508)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(2,843,836)		– 0	–	– 0	–

Balance as of 8/31/14	$21,992,589		$1,525,280		$5,634,559

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$(68,639)		$153,168		$101,607

	Cross Currency Swaps		Total
Balance as of 8/31/13	$4,096		$27,762,848
Accrued discounts/(premiums)	– 0	–	385
Realized gain (loss)	9,983		(257,995)
Change in unrealized appreciation/depreciation	26,084		640,415
Purchases	– 0	–	25,947,297
Sales	– 0	–	(22,056,523)
Settlements	(9,983)		(9,983)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(2,843,836)

Balance as of 8/31/14	$30,180		$29,182,608	+

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$26,084		$212,220

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Notes to Financial Statements

Global Core Bond Portfolio	Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations		Asset-Backed Securities
Balance as of 8/31/13	$4,864,919		$1,247,681		$2,466,661
Accrued discounts/(premiums)	(8,697)		584		196
Realized gain (loss)	313,517		21,834		5,639
Change in unrealized appreciation/depreciation	(371,685)		118,548		(278)
Purchases	4,239,199		10,081,692		– 0	–
Sales	(4,935,070)		(2,135,505)		(2,143,318)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/14	$4,102,183		$9,334,834		$328,900

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$(89,413)		$118,548		$5,867

	Total
Balance as of 8/31/13	$8,579,261
Accrued discounts/(premiums)	(7,917)
Realized gain (loss)	340,990
Change in unrealized appreciation/depreciation	(253,415)
Purchases	14,320,891
Sales	(9,213,893)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 8/31/14	$13,765,917

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$35,002

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/13	$7,195,439		$8,578,662		$	– 0	–
Accrued discounts/(premiums)	71		(27,013)			(1,107)
Realized gain (loss)	111		44,136			31
Change in unrealized appreciation/depreciation	(7,350)		(7,988)			287,043
Purchases	5,589,771		1,980,162			6,961,461
Sales	(5,922,875)		(3,286,937)			(21,032)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 8/31/14	$6,855,167		$7,281,022	#		$7,226,396

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$(2,856)		$27,706			$287,043

	Total
Balance as of 8/31/13	$15,774,101
Accrued discounts/(premiums)	(28,049)
Realized gain (loss)	44,278
Change in unrealized appreciation/depreciation	271,705
Purchases	14,531,394
Sales	(9,230,844)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 8/31/14	$21,362,585

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$311,893

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

Notes to Financial Statements

High-Yield Portfolio	Corporates - Non-Investment Grades			Corporates - Investment Grades		Bank Loans
Balance as of 8/31/13		$2,248,793		$ – 0	–	$14,793,300
Accrued discounts/(premiums)		57,977		(27)		28,195
Realized gain (loss)		(353,259)		– 0	–	46,744
Change in unrealized appreciation/depreciation		498,568		245		(209,009)
Purchases		1,730,224		240,537		9,210,864
Sales		(1,599,828)		– 0	–	(6,890,125)
Transfers in to Level 3		529,846		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 8/31/14		$3,112,321		$240,755		$16,979,969

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*		$176,345		$245		$(125,429)

	Preferred Stocks			Common Stocks		Collateralized Mortgage Obligations
Balance as of 8/31/13		$1,946,469		$1,197,066		$11,597,469
Accrued discounts/(premiums)		– 0	–	– 0	–	102,241
Realized gain (loss)		– 0	–	214,709		416,379
Change in unrealized appreciation/depreciation		– 0	–	(9,850)		554,895
Purchases		– 0	–	658,644		1,112,623
Sales		– 0	–	(3,240,465)		(7,657,963)
Transfers in to Level 3		– 0	–	1,946,469	**	– 0	–
Transfers out of Level 3		(1,946,469	)**	(201,951)		– 0	–

Balance as of 8/31/14	$	– 0	–	$564,622		$6,125,644

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$	– 0	–	$25,767		$450,547

290	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Warrants^^
Balance as of 8/31/13	$6,209,772		$2,669,646		$	– 0	–
Accrued discounts/(premiums)	6,875		45,644			– 0	–
Realized gain (loss)	4,408		14,624			– 0	–
Change in unrealized appreciation/depreciation	185,524		145,915			– 0	–
Purchases	– 0	–	– 0	–		– 0	–
Sales	(1,849,012)		(201,565)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 8/31/14	$4,557,567		$2,674,264		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$194,440		$145,915		$	– 0	–

	Total
Balance as of 8/31/13	$40,662,515
Accrued discounts/(premiums)	240,905
Realized gain (loss)	343,605
Change in unrealized appreciation/depreciation	1,166,288
Purchases	12,952,892
Sales	(21,438,958)
Transfers in to Level 3	2,476,315
Transfers out of Level 3	(2,148,420)

Balance as of 8/31/14	$34,255,142	+

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$867,830

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

Notes to Financial Statements

Multi-Asset Real Return Portfolio@	Common Stocks - Materials			Common Stocks - Residential^^		Warrants
Balance as of 8/31/13		$258,699		$19,627			$1,393,254
Accrued discounts/(premiums)		– 0	–	– 0	–		– 0	–
Realized gain (loss)		– 0	–	(319)			– 0	–
Change in unrealized appreciation/depreciation		(32,801)		(18,736)			– 0	–
Purchases		– 0	–	– 0	–		– 0	–
Sales		(225,889)		(55)			– 0	–
Transfers in to Level 3		– 0	–	560			– 0	–
Transfers out of Level 3		– 0	–	– 0	–		(1,393,254)

Balance as of 8/31/14		$9		$1,077		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*		$(38,944)		$(12,600)		$	– 0	–

	Rights^			Total
Balance as of 8/31/13	$	– 0	–	$1,671,580
Accrued discounts/(premiums)		– 0	–	– 0	–
Realized gain (loss)		– 0	–	(319)
Change in unrealized appreciation/depreciation		– 0	–	(51,537)
Purchases		– 0	–	– 0	–
Sales		– 0	–	(225,944)
Transfers in to Level 3		– 0	–	560
Transfers out of Level 3		– 0	–	(1,393,254)

Balance as of 8/31/14	$	– 0	–	$1,086	+

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$	– 0	–	$(51,544)

292	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio	Common Stock - Financials^^			Rights		Total
Balance as of 8/31/13	$	– 0	–	$11		$11
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–
Realized gain (loss)		2,210		– 0	–	2,210
Change in unrealized appreciation/depreciation		(64,122)		15,981		(48,141)
Purchases		25,471		– 0	–	25,471
Sales		(5,052)		– 0	–	(5,052)
Transfers in to Level 3		41,493		– 0	–	41,493
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 8/31/14	$	– 0	–	$15,992		$15,992	+

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/14*	$	– 0	–	$15,992		$15,992

^	The security which had zero market value at prior year end is no longer held by the Portfolio.

^^	The Portfolio held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The security type has been changed during the reporting period.

@	Consolidated (see Note A).

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at August 31, 2014. Securities priced by third party vendors or at cost are excluded from the following table.

Short Duration Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/14		Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$ – 0	–	Qualitative Assessment		$0.00/N/A

High-Yield Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/14		Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stocks	$244,355		Market Approach	Projected Distribution	$4.00/N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

Notes to Financial Statements

and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each Portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. This agreement will remain in effect until December 31, 2014 and then may be extended by the Adviser for additional one-year terms. For the year ended August 31, 2014, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the Multi-Asset Real Return Portfolio $29,301 and $5,332 for trading losses incurred due to a trade entry error for the years ended August 31, 2014 and August 31, 2013, respectively.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2014 is as follows:

Portfolio	Market Value August 31, 2013 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2014 (000)	Dividend Income (000)
U.S. Value	$28,913		$278,463	$300,942	$6,434	$7
U.S. Large Cap Growth	41,095		409,698	419,205	31,588	36
International Value	– 0	–	248,648	244,894	3,754	4
International Growth	2,756		201,263	201,834	2,185	3
Short Duration Bond	2,210		417,676	396,350	23,536	35
Global Core Bond	23,620		601,993	602,550	23,063	19
Bond Inflation Protection	13,719		452,989	455,357	11,351	8
High-Yield	10,999		149,833	159,334	1,498	7
Small-Mid Cap Value	2,672		97,675	94,364	5,983	3
Small-Mid Cap Growth	2,695		86,059	86,981	1,773	4
Multi-Asset Real Return	58,458		427,335	362,940	122,853	30
Volatility Management	661,329		555,369	979,069	237,629	302

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2014 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$804,948	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	508,055		– 0	–		– 0	–
International Value	1,076,257		180			– 0	–
International Growth	1,108,243		– 0	–		– 0	–
Short Duration Bond	29,812		– 0	–		– 0	–
Global Core Bond	11,039		– 0	–		– 0	–
Bond Inflation Protection	20,386		– 0	–		– 0	–
High-Yield	77,930		– 0	–		– 0	–
Small-Mid Cap Value	464,201		– 0	–		– 0	–
Small-Mid Cap Growth	296,392		300			– 0	–
Multi-Asset Real Return	780,544		2,421			828
Volatility Management	369,315		– 0	–		– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2014, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$376,676,916	$514,109,358
U.S. Large Cap Growth	497,437,405	764,378,325
International Value	478,079,399	603,323,858
International Growth	449,278,539	621,290,757
Short Duration Bond	258,722,650	240,653,865
Global Core Bond	907,303,772	947,197,084
Bond Inflation Protection	168,348,643	209,737,958
High-Yield	193,062,047	195,405,607
Small-Mid Cap Value	161,472,932	223,763,119
Small-Mid Cap Growth	206,625,069	250,397,367
Multi-Asset Real Return	831,732,004	443,328,944
Volatility Management	651,428,284	507,789,649

Purchases and sales of U.S. government securities for the year ended August 31, 2014, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		270,702,363			193,601,961
Global Core Bond		814,914,021			788,569,442
Bond Inflation Protection		598,962,925			627,168,100
High-Yield		7,029,624			9,268,424
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		82,062,198			127,711,577
Volatility Management		– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
U.S. Value	$400,546,799	$143,381,698	$(2,831,939)	$140,549,759
U.S. Large Cap Growth	388,167,366	146,498,034	(986,308)	145,511,726
International Value	411,942,284	60,966,038	(14,158,719)	46,807,319
International Growth	385,212,456	79,380,239	(15,807,583)	63,572,656

298	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Short Duration Bond	$960,996,553	$1,794,662	$(2,593,088)	$(798,426)
Global Core Bond	1,029,730,390	38,644,756	(11,253,141)	27,391,615
Bond Inflation Protection	1,058,856,936	18,995,677	(6,566,319)	12,429,358
High-Yield	346,326,719	22,341,811	(3,878,378)	18,463,433
Small-Mid Cap Value	256,985,826	74,313,803	(6,181,210)	68,132,593
Small-Mid Cap Growth	245,818,353	94,367,610	(6,755,139)	87,612,471
Multi-Asset Real Return	843,915,174	34,628,146	(78,764,888)	(44,136,742)
Volatility Management	1,295,488,927	271,952,683	(13,778,489)	258,174,194

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	299

Notes to Financial Statements

potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2014, the Global Core Bond Portfolio held futures for hedging purposes. The International Value Portfolio held futures for non-hedging purposes. The Short Duration Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2014, the Short Duration Bond Portfolio and Global Core Bond Portfolio held forward currency exchange contracts for hedging purposes. The International Value Portfolio, International

300	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Growth Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but

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Notes to Financial Statements

not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2014, the High-Yield Portfolio held purchased options for hedging and non-hedging purposes. The Multi-Asset Real Return Portfolio held purchased options for hedging purposes. The High-Yield Portfolio held written options and swaptions for hedging and non-hedging purposes.

For the year ended August 31, 2014, the High-Yield Portfolio had the following transactions in written options:

High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/13	160		$65,593
Options written	5,474		267,573
Options expired	(3,019)		(165,286)
Options bought back	(1,819)		(95,105)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 8/31/14	796		$72,775

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/13	78,440,000		$428,539
Swaptions written	390,471,144		1,040,981
Swaptions expired	(322,598,144)		(945,645)
Swaptions bought back	(90,506,000)		(350,006)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 8/31/14	55,807,000		$173,869

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with

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the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than

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Notes to Financial Statements

privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2014, the Short Duration Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio and Multi-Asset Real Return Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2014, the Bond Inflation Protection Portfolio and Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

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Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended August 31, 2014, the Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of August 31, 2014, the High-Yield Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $7,938,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit

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Notes to Financial Statements

risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended August 31, 2014, the Bond Inflation Protection Portfolio, Short Duration Bond Portfolio and High-Yield Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2014, the Multi-Asset Real Return Portfolio and Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes. The High-Yield Portfolio held total return swaps for non-hedging purposes.

Dividend Swaps:

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund may gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount.

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Notes to Financial Statements

During the year ended August 31, 2014, the High-Yield Portfolio held dividend swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

At August 31, 2014, the Portfolios had entered into the following derivatives:

International Value Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$90,303	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,408,038	Unrealized depreciation on forward currency exchange contracts	810,889

Total		$1,408,038		$901,192

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,013,401	$(168,854)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,861,657	(1,153,773)

Total		$3,875,058	$(1,322,627)

International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,267,774	Unrealized depreciation on forward currency exchange contracts	$1,611,643

Total		$1,267,774		$1,611,643

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(8,679,707)	$3,361,104

Total		$(8,679,707)	$3,361,104

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Notes to Financial Statements

Short Duration Bond Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$256,661	*	Receivable/Payable for variation margin on futures	$216,914	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,212		Unrealized depreciation on forward currency exchange contracts	181,203
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	137,744	*

Foreign exchange contracts	Unrealized appreciation of currency swaps	30,180

Total		$425,797			$398,117

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,568,142)	$59,018

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	99,663	(188,038)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(79,987)	$137,744

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	8,634	26,084

Total		$(1,539,832)	$34,808

Global Core Bond Portfolio

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on futures	$525,673	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$3,276,206	Unrealized depreciation on forward currency exchange contracts	280,489

Total		$3,276,206		$806,162

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,488,607)	$(226,214)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(3,021,846)	$3,250,470

Total		$(7,510,453)	$3,024,256

Bond Inflation Protection Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$90,198	*	Receivable/Payable for variation margin on futures	$500,740	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	389,813		Unrealized depreciation on forward currency exchange contracts	253,281
Interest rate contracts	Unrealized appreciation on interest rate swaps	466,013		Unrealized depreciation on interest rate swaps	678,286
Interest rate contracts	Unrealized appreciation on inflation swaps	56,680		Unrealized depreciation on inflation swaps	61,718
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	797,518	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	1,186,709	*
Credit contracts	Unrealized appreciation on credit default swaps	235,218

Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	1,128,150	*

Total		$2,035,440			$3,808,884

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,838,680)	$(144,509)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(691,481)	302,844
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(440,837)	(1,387,721)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(589,613)	(1,049,336)

Total		$(6,560,611)	$(2,278,722)

High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$4,552	*	Receivable/Payable for variation margin on futures	$36,718	*

Equity contracts				Receivable/Payable for variation margin on futures	82,707	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	228,152		Unrealized depreciation on forward currency exchange contracts	86,591

Foreign exchange contracts	Investments in securities, at value	10,226

Credit contracts	Investments in securities, at value	24,202

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Notes to Financial Statements

High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Investments in securities, at value	$750,364

Credit contracts				Swaptions written, at value	$14,282

Equity contracts				Options written, at value	109,545

Credit contracts	Unrealized appreciation on credit default swaps	1,621,942		Unrealized depreciation on credit default swaps	1,686,635

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	95,770	*	Receivable/Payable for variation margin on centrally cleared credit default swaps	613,924	*

Equity contracts	Unrealized appreciation on total return swaps	81,475

Total		$2,816,683			$2,630,402

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(243,960)	$(73,330)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	885,336	57,347

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$264,429	$220,587
Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,054,838)	(248,051)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(84,289)	(43,983)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,083,148)	1,031,053

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of Swaptions written	1,142,670	(100,530)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	79,345	(19,163)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	509,988	(1,036,830)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,557,680	$(2,445,067)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(176,764)	15,262

Total		$796,449	$(2,642,705)

Multi-Asset Real Return Portfolio**

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts				Receivable/Payable for variation margin on futures	$2,307,670	*
Commodity contracts	Receivable/Payable for variation margin on futures	$2,147,743	*	Receivable/Payable for variation margin on futures	2,664,677	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,138,913		Unrealized depreciation on forward currency exchange contracts	562,938
Equity contracts	Investments in securities, at value	53,910
Interest rate contracts				Unrealized depreciation on interest rate swaps	74,648
Interest rate contracts	Unrealized appreciation on inflation swaps	275,630		Unrealized depreciation on inflation swaps	668,723

Equity contracts	Unrealized appreciation on total return swaps	1,495,931

Total		$6,112,127			$6,278,656

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

**	Consolidated (see Note A).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

Notes to Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$	– 0	–	$(2,307,670)
Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures		3,743,487		(681,054)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities		(348,428)		1,056,346
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		– 0	–	(1,132,854)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(121,944)		(578,740)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(5,095,057)		(75,961)

Total			$(1,821,942)		$(3,719,933)

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$2,258,146	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	793,785		Unrealized depreciation on forward currency exchange contracts	$649,298

Equity contracts	Unrealized appreciation on total return swaps	4,607,066

Total		$7,658,997			$649,298

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$74,998,571	$(6,125,203)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(940,969)	421,875

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	20,166,551	8,151,201

Total		$94,224,153	$2,447,873

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

Notes to Financial Statements

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended August 31, 2014:

International Value Portfolio
Futures:
Average original value of buy contracts	$3,832,009

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$251,418,996
Average principal amount of sale contracts	$260,344,903

International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$175,213,341
Average principal amount of sale contracts	$223,374,180

Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$259,125,232
Average original value of sale contracts	$81,719,095

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,034,942	(a)
Average principal amount of sale contracts	$18,312,931

Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,622,684	(b)

Cross Currency Swaps:
Average notional amount	$2,837,640

(a) Positions were open for eleven months during the year.
(b) Positions were open for five months during the year.

Global Core Bond Portfolio
Futures:
Average original value of sale contracts	$85,504,997

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$25,809,754
Average principal amount of sale contracts	$541,446,564

Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$30,230,499	(a)
Average original value of sale contracts	$165,713,247

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$19,232,805
Average principal amount of sale contracts	$39,740,491

Interest Rate Swaps:
Average notional amount	$62,325,385

Inflation Swaps:
Average notional amount	$61,280,000

318	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Centrally Cleared Interest Rate Swaps:
Average notional amount	$61,503,562	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$8,210,945

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$33,106,545	(b)

(a) Positions were open for ten months during the year.
(b) Positions were open for eleven months during the year.

High-Yield Portfolio
Futures:
Average original value of buy contracts	$51,199,402
Average original value of sale contracts	$9,822,272

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$10,440,929
Average principal amount of sale contracts	$49,347,898

Purchased Options:
Average monthly cost	$1,010,667

Interest Rate Swaps:
Average notional amount	$109,710,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$71,531,667	(b)

Credit Default Swaps:
Average notional amount of buy contracts	$56,854,730
Average notional amount of sale contracts	$28,442,602

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$18,907,255
Average notional amount of sale contracts	$10,521,510

Total Return Swaps:
Average notional amount	$3,423,704	(c)

Dividend Swaps:
Average notional amount	$448,663	(a)

(a) Positions were open for two months during the year.
(b) Positions were open for six months during the year.
(c) Positions were open for ten months during the year.

Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$55,178,636
Average original value of sale contracts	$59,705,548

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$67,392,461
Average principal amount of sale contracts	$94,802,249

Purchased Options:
Average monthly cost	$1,112,090	(a)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

Notes to Financial Statements

Interest Rate Swaps:
Average notional amount	$6,040,000

Inflation Swaps:
Average notional amount	$167,752,154

Total Return Swaps:
Average notional amount	$265,449,579

* Consolidated (see Note A).
(a) Positions were open for ten months during the year.

Volatility Management Portfolio
Futures:
Average original value of buy contracts	$253,237,564
Average original value of sale contracts	$66,676,482	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$151,495,602
Average principal amount of sale contracts	$128,092,346

Total Return Swaps:
Average notional amount	$146,088,424
(a) Positions were open for two months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of August 31, 2014:

International Value Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs Co*	$2,916	$	– 0	–	$	– 0	–	$	– 0	–	$2,916

Total	$2,916	$	– 0	–	$	– 0	–	$	– 0	–	$2,916

OTC Derivatives:
Citibank, NA	$133,019		$(21,411)		$	– 0	–	$	– 0	–	$111,608
Goldman Sachs Bank USA	1,264,172		– 0	–		– 0	–		– 0	–	1,264,172
State Street Bank & Trust Co.	10,847		(10,847)			– 0	–		– 0	–	– 0	–

Total	$1,408,038		$(32,258)		$	– 0	–	$	– 0	–	$1,375,780	^

320	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$284,642	$	– 0	–	$	– 0	–	$	– 0	–	$284,642
Citibank, NA	21,411		(21,411)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	121,396		– 0	–		– 0	–		– 0	–	121,396
Standard Chartered Bank	193		– 0	–		– 0	–		– 0	–	193
State Street Bank & Trust Co.	216,176		(10,847)			– 0	–		– 0	–	205,329
UBS AG	167,071		– 0	–		– 0	–		– 0	–	167,071

Total	$810,889		$(32,258)		$	– 0	–	$	– 0	–	$778,631^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

International Growth Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$132,650	$(9,098)		$	– 0	–	$	– 0	–	$123,552
Credit Suisse International	496,027	(247,705)			– 0	–		– 0	–	248,322
HSBC Bank USA	638,465	(11,085)			– 0	–		– 0	–	627,380
Morgan Stanley & Co., Inc.	632	– 0	–		– 0	–		– 0	–	632

Total	$1,267,774	$(267,888)		$	– 0	–	$	– 0	–	$999,886	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$418,036	$ – 0	–	$	– 0	–	$	– 0	–	$418,036
BNP Paribas SA	58,140	– 0	–		– 0	–		– 0	–	58,140
Citibank, NA	9,098	(9,098)			– 0	–		– 0	–	– 0	–
Credit Suisse International	247,705	(247,705)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	115,568	– 0	–		– 0	–		– 0	–	115,568
Goldman Sachs Bank USA	89,374	– 0	–		– 0	–		– 0	–	89,374
HSBC Bank USA	11,085	(11,085)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	288,271	– 0	–		– 0	–		– 0	–	288,271

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Royal Bank of Scotland PLC	$180,137	$	– 0	–	$	– 0	–	$	– 0	–	$180,137
Standard Chartered Bank	36,174		– 0	–		– 0	–		– 0	–	36,174
State Street Bank & Trust Co.	61,733		– 0	–		– 0	–		– 0	–	61,733
UBS AG	96,322		– 0	–		– 0	–		– 0	–	96,322

Total	$1,611,643		$(267,888)		$	– 0	–	$	– 0	–	$1,343,755	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Short Duration Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Newedge*	$78,323	$	– 0	–	$	– 0	–	$	– 0	–		$78,323
Morgan Stanley & Co., LLC*	1,722		– 0	–		– 0	–		– 0	–		1,722

Total	$80,045	$	– 0	–	$	– 0	–	$	– 0	–		$80,045

OTC Derivatives:
BNP Paribas SA	$1,212		$(1,212)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$1,212		$(1,212)		$	– 0	–	$	– 0	–	$	– 0	–^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$140,953		$(1,212)		$	– 0	–	$	– 0	–		$139,741
Deutsche Bank AG London	40,250		– 0	–		– 0	–		–0	–		40,250

Total	$181,203		$(1,212)		$	– 0	–	$	– 0	–		$179,991	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
NewEdge*	$30,656	$	– 0	–	$	– 0	–	$	– 0	–		$30,656

Total	$30,656	$	– 0	–	$	– 0	–	$	– 0	–		$30,656

OTC Derivatives:
BNP Paribas SA	$26,381		$(11,283)		$	– 0	–	$	– 0	–		$15,098
Deutsche Bank AG	49,226		– 0	–		– 0	–		– 0	–		49,226
Goldman Sachs Bank USA	1,818,678		(227,136)			– 0	–		– 0	–		1,591,542
JPMorgan Chase Bank, NA	775,993		(2,237)			– 0	–		– 0	–		773,756
Royal Bank of Scotland PLC	349,669		– 0	–		– 0	–		– 0	–		349,669
State Street Bank & Trust Co.	256,259		(39,833)			– 0	–		– 0	–		216,426

Total	$3,276,206		$(280,489)		$	– 0	–	$	– 0	–		$2,995,717	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$11,283		$(11,283)		$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	227,136		(227,136)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	2,237		(2,237)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	39,833		(39,833)			– 0	–		– 0	–		– 0	–

Total	$280,489		$(280,489)		$	– 0	–	$	– 0	–	$	– 0	–^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

Notes to Financial Statements

Bond Inflation Protection Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Securities Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$7,896	$	– 0	–	$	– 0	–	$	– 0	–	$7,896
Morgan Stanley & Co., LLC**	26,655		– 0	–		– 0	–		– 0	–	26,655

Total	$34,551	$	– 0	–	$	– 0	–	$	– 0	–	$34,551

OTC Derivatives:
Bank of America, NA	$163,420	$	– 0	–	$	– 0	–	$	– 0	–	$163,420
Barclays Bank PLC	59,183		– 0	–		– 0	–		– 0	–	59,183
Credit Suisse International	56,117		– 0	–		– 0	–		– 0	–	56,117
Goldman Sachs Bank USA	50,930		(50,930)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,219		(1,219)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	463,510		– 0	–		(463,510)			– 0	–	– 0	–
Royal Bank of Scotland PLC	281,083		(29,902)			– 0	–		– 0	–	$251,181
UBS AG	56,581		– 0	–		– 0	–		– 0	–	56,581

Total	$1,132,043		$(82,051)			$(463,510)		$	– 0	–	$586,482	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Securities Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs Co**	$14,938	$	– 0	–	$	– 0	–	$	– 0	–	$14,938

Total	$14,938	$	– 0	–	$	– 0	–	$	– 0	–	$14,938

OTC Derivatives:
Citibank, NA	$61,718	$	– 0	–	$	– 0	–	$	– 0	–	$61,718
Deutche Bank AG	67,599		– 0	–		– 0	–		– 0	–	67,599
Goldman Sachs Bank USA	155,780		(50,930)			– 0	–		– 0	–	104,850
JPMorgan Chase Bank, NA	678,286		(1,219)			– 0	–		(590,860)		86,207
Royal Bank of Scotland PLC	29,902		(29,902)			– 0	–		– 0	–	– 0	–

Total	$993,285		$(82,051)		$	– 0	–		$(590,860)		$320,374	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received*			Securities Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Deutsche Bank AG**	$10,226	$	– 0	–	$	– 0	–	$	– 0	–		$10,226
Goldman Sachs Co**	3,478		– 0	–		– 0	–		– 0	–		3,478
Morgan Stanley & Co. LLC**	750,364		(111,134)			– 0	–		– 0	–		639,230

Total	$764,068		$(111,134)		$	– 0	–	$	– 0	–		$652,934

OTC Derivatives:
Barclays Bank PLC	$1,643,217		$(307,014)		$	– 0	–		$(1,151,793)			$184,410
Citibank, NA	369,393		(369,393)			– 0	–		– 0	–		– 0	–
Credit Suisse International	362,067		(71,009)			– 0	–		(291,058)			– 0	–
Deutsche Bank AG	78,416		(14,682)			– 0	–		– 0	–		63,734
Goldman Sachs Bank USA	991,032		(777,450)			(100,000)			– 0	–		113,582
JPMorgan Chase Bank, NA	241,068		(163,439)			– 0	–		– 0	–		77,629
Morgan Stanley Capital Services LLC	104,719		(104,719)			– 0	–		– 0	–		– 0	–
UBS AG	103,740		(37,617)			– 0	–		(66,123)			– 0	–

Total	$3,893,652		$(1,845,323)			$(100,000)			$(1,508,974)			$439,355	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Securities Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$111,134		$(111,134)			$–0	–	$	– 0	–	$	– 0	–

Total	$111,134		$(111,134)			$–0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$1,186,768	$	– 0	–		$–0	–		$(1,069,444)			$117,324
Barclays Bank PLC	307,014		(307,014)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	1,687		– 0	–		– 0	–		– 0	–		1,687
Citibank, NA	583,957		(369,393)			– 0	–		– 0	–		214,564

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Securities Collateral Pledged*	Net Amount of Derivatives Liabilities
Credit Suisse International	$71,009	$(71,009)	$–0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	14,682	(14,682)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	777,450	(777,450)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	163,439	(163,439)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	297,237	(104,719)	(192,518)	– 0	–	– 0	–
State Street Bank & Trust Co.	$15,249	$	– 0	–	$	– 0	–	$	– 0	–	$15,249
UBS AG	37,617	(37,617)	– 0	–	– 0	–	– 0	–

Total	$3,456,109	$(1,845,323)	$(192,518)	$(1,069,444)	$348,824	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

326	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Multi-Asset Real Return Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Securities Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley Co., Inc.**	$53,910	$	– 0	–	$	– 0	–	$	– 0	–	$53,910

Total	$53,910	$	– 0	–	$	– 0	–	$	– 0	–	$53,910

OTC Derivatives:
Barclays Bank PLC	$13,946		$(13,946)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	2,517		(2,517)			– 0	–		– 0	–	– 0	–
Credit Suisse International	25,497		(25,497)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG London	386,860		– 0	–		– 0	–		– 0	–	386,860
Goldman Sachs Bank USA	5,754		– 0	–		– 0	–		– 0	–	5,754
HSBC Bank USA	669,924		– 0	–		– 0	–		– 0	–	669,924
JPMorgan Chase Bank, NA	811,859		(364,900)			(340,000)			– 0	–	106,959
Morgan Stanley & Co., Inc.	956		– 0	–		– 0	–		– 0	–	956
Royal Bank of Scotland PLC	40,876		(457)			– 0	–		– 0	–	40,419
Standard Chartered Bank	45,160		– 0	–		– 0	–		– 0	–	45,160
State Street Bank & Trust Co.	94,386		(45,188)			– 0	–		– 0	–	49,198
UBS AG	316,808		(109,060)			– 0	–		– 0	–	207,748

Total	$2,414,543		$(561,565)			$(340,000)		$	– 0	–	$1,512,978	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Securities Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs Co**	$230,065	$	– 0	–	$	– 0	–	$	– 0	–	$230,065

Total	$230,065	$	– 0	–	$	– 0	–	$	– 0	–	$230,065

OTC Derivatives:
Bank of America, NA	$74,648	$	– 0	–	$	– 0	–	$	– 0	–	$74,648
Barclays Bank PLC	285,064		(13,946)			– 0	–		– 0	–	271,118
BNP Paribas SA	136,914		(2,517)			– 0	–		– 0	–	134,397
Citibank, NA	56,243		– 0	–		– 0	–		– 0	–	56,243
Credit Suisse International	152,720		(25,497)			– 0	–		– 0	–	127,223
JPMorgan Chase Bank, NA	364,900		(364,900)			– 0	–		– 0	–	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	327

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Securities Collateral Pledged*			Net Amount of Derivatives Liabilities
Northern Trust Company	$81,114	$	– 0	–	$	– 0	–	$	– 0	–	$81,114
Royal Bank of Scotland PLC	457		(457)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	45,188		(45,188)			– 0	–		– 0	–	– 0	–
UBS AG	109,060		(109,060)			– 0	–		– 0	–	– 0	–

Total	$1,306,308		$(561,565)		$	– 0	–	$	– 0	–	$744,743	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

328	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd.
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Securities Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley Co., Inc.**	$149,951	$	– 0	–	$	– 0	–	$	– 0	–	$149,951

Total	$149,951	$	– 0	–	$	– 0	–	$	– 0	–	$149,951

OTC Derivatives:
Citibank, NA	$51,521	$	– 0	–	$	– 0	–	$	– 0	–	$51,521
Goldman Sachs International	464,301		– 0	–		(370,000)			– 0	–	94,301
JPMorgan Chase Bank, NA	980,109		– 0	–		– 0	–		– 0	–	980,109

Total	$1,495,931	$	– 0	–		$(370,000)		$	– 0	–	$1,125,931	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Volatility Management Porfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Securities Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs Co**	$189,149	$	– 0	–	$	– 0	–	$	– 0	–		$189,149

Total	$189,149	$	– 0	–	$	– 0	–	$	– 0	–		$189,149

OTC Derivatives:
Bank of America, NA	$960,059	$	– 0	–	$	– 0	–		$(960,059)		$	– 0	–
Citibank, NA	13,484		– 0	–		– 0	–		– 0	–		13,484
Deutsche Bank AG	157,577		(157,577)			– 0	–		– 0	–		– 0	–
Goldman Sachs International	2,478,441		– 0	–		(1,950,000)			– 0	–		528,441
HSBC Bank USA	662,277		– 0	–		– 0	–		– 0	–		662,277

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	329

Notes to Financial Statements

Volatility Management Porfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Securities Collateral Received*			Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$38,261	$	– 0	–	$	– 0	–	$	– 0	–	$38,261
Royal Bank of Scotland PLC	118,024		– 0	–		– 0	–		– 0	–	118,024
UBS AG	972,728		– 0	–		– 0	–		(972,728)		– 0	–

Total	$5,400,851		$(157,577)			$(1,950,000)			$(1,932,787)		$1,360,487	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$175,985	$	– 0	–	$	– 0	–	$	– 0	–	$175,985
Brown Brothers Harriman & Co.	56,866		– 0	–		– 0	–		– 0	–	56,866
Credit Suisse International	114,669		– 0	–		– 0	–		– 0	–	114,669
Deutsche Bank AG	278,233		(157,577)			– 0	–		– 0	–	120,656
Morgan Stanley & Co., Inc.	23,545		– 0	–		– 0	–		– 0	–	23,545

Total	$649,298		$(157,577)		$	– 0	–	$	– 0	–	$491,721	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

330	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

2. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended August 31, 2014, the Global Core Bond Portfolio earned drop income of $1,616,621, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	331

Notes to Financial Statements

denied. For the year ended August 31, 2014, the average amount of reverse repurchase agreements outstanding for Bond Inflation Protection Portfolio and High-Yield Portfolio were $321,642,774 and $6,679,424, respectively, and the daily weighted average interest rate were 0.09% and (0.87)%, respectively. At August 31, 2014, the Bond Inflation Protection Portfolio and High-Yield Portfolio had reverse repurchase agreements outstanding in the amount of $333,654,101 and $10,059,027, respectively, as reported on the statements of assets and liabilities.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of August 31, 2014:

Bond Inflation Protection Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Assets Available for Offset			Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Bank of America	$7,243,120	$	– 0	–	$(7,243,120)	$	– 0	–
Barclays	160,287,035		– 0	–	(126,593,155)		33,693,880
BNP Paribas Securities	14,702,312		– 0	–	(14,622,193)		80,119
HSBC Bank	46,979,059		– 0	–	(46,979,059)		– 0	–
JPMorgan Chase	104,442,575		– 0	–	(104,364,432)		78,143

Total	$333,654,101	$	– 0	–	$(299,801,959)		$33,852,142

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

High-Yield Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Assets Available for Offset			Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,210,446	$	– 0	–	$(2,210,446)	$	– 0	–
Credit Suisse Securities (USA) LLC	7,517,678		– 0	–	(7,517,678)		– 0	–
ING	330,903		– 0	–	(325,955)		4,948

Total	$10,059,027	$	– 0	–	$(10,054,079)		$4,948

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor

332	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

(“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the year ended August 31, 2014, the High-Yield Portfolio received commitment fees or additional funding fees during the period in the amount of $41,288.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	333

Notes to Financial Statements

securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of August 31, 2014, the value of securities on loan and cash collateral received which has been invested into AllianceBernstein Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
U.S. Value	$495,443	$494,182
U.S. Large Cap Growth	1,114,812	1,100,850
International Value	10,122,042	13,032,878
International Growth	2,569,556	2,771,904
Small-Mid Cap Value	2,812,422	2,842,002
Small-Mid Cap Growth	12,055,547	12,332,861
Multi-Asset Real Return	11,591,176	12,118,991
Volatility Management	66,588,746	68,251,277

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the year ended August 31, 2014 from the borrowers and AllianceBernstein Exchange Reserves are as follows:

Portfolio	Borrowers	AllianceBernstein Exchange Reserves
U.S. Value	$29,599	$895
U.S. Large Cap Growth	25,013	2,461
International Value	378,247	10,768
International Growth	133,405	5,515
Small-Mid Cap Value	54,729	1,602
Small-Mid Cap Growth	61,817	3,675
Multi-Asset Real Return	339,676	10,129
Volatility Management	533,245	15,356

334	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the year ended August 31, 2014 are as follows:

Portfolio	Market Value August 31, 2013 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2014 (000)
U.S. Value	$4,619		$55,106	$59,231	$494
U.S. Large Cap Growth	– 0	–	42,199	41,098	1,101
International Value	18,856		345,993	351,816	13,033
International Growth	10,151		140,145	147,524	2,772
Small-Mid Cap Value	4,273		59,627	61,058	2,842
Small-Mid Cap Growth	1,426		97,317	86,410	12,333
Multi-Asset Real Return	8,991		344,345	341,217	12,119
Volatility Management	7,214		842,079	781,042	68,251

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

U.S. Value
Shares sold	1,256,504	1,183,034	$14,990,228	$11,491,466

Shares issued in reinvestment of dividends	2,290,586	3,021,184	27,508,781	28,758,993

Shares redeemed	(65,036,472)	(37,082,475)	(807,917,005)	(369,333,869)

Net decrease	(61,489,382)	(32,878,257)	$(765,417,996)	$(329,083,410)

U.S. Large Cap Growth
Shares sold	972,739	1,909,225	$15,016,834	$24,536,104

Shares issued in reinvestment of dividends and distributions	8,354,810	605,178	125,541,021	7,762,452

Shares redeemed	(54,570,581)	(20,552,571)	(849,085,962)	(276,865,594)

Net decrease	(45,243,032)	(18,038,168)	$(708,528,107)	$(244,567,038)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	335

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

International Value
Shares sold	2,130,858	2,403,826	$17,127,078	$17,290,828

Shares issued in reinvestment of dividends	7,177,791	2,950,323	56,058,549	20,003,192

Shares redeemed	(82,218,170)	(32,534,185)	(649,268,507)	(230,620,316)

Net decrease	(72,909,521)	(27,180,036)	$(576,082,880)	$(193,326,296)

International Growth
Shares sold	2,671,122	2,626,294	$23,664,748	$21,562,212

Shares issued in reinvestment of dividends	1,937,178	950,824	17,047,166	7,559,047

Shares redeemed	(71,252,154)	(22,312,662)	(630,900,848)	(180,906,163)

Net decrease	(66,643,854)	(18,735,544)	$(590,188,934)	$(151,784,904)

Short Duration Bond
Shares sold	8,306,556	9,294,272	$78,407,307	$88,279,786

Shares issued in reinvestment of dividends	1,241,841	1,607,007	11,717,433	15,257,868

Shares redeemed	(7,049,018)	(9,049,228)	(66,548,659)	(85,786,105)

Net increase	2,499,379	1,852,051	$23,576,081	$17,751,549

Global Core Bond
Shares sold	6,026,995	6,647,889	$61,795,059	$70,027,232

Shares issued in reinvestment of dividends and distributions	3,635,361	6,886,803	37,211,781	73,095,760

Shares redeemed	(13,971,729)	(13,406,399)	(144,350,360)	(143,435,753)

Net increase (decrease)	(4,309,373)	128,293	$(45,343,520)	$(312,761)

Bond Inflation Protection
Shares sold	5,424,721	6,299,709	$54,644,669	$66,900,987

Shares issued in reinvestment of dividends and distributions	3,467,865	4,389,903	33,915,716	47,454,854

Shares redeemed	(7,389,637)	(7,080,774)	(74,669,503)	(77,538,597)

Net increase	1,502,949	3,608,838	$13,890,882	$36,817,244

336	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

High-Yield
Shares sold	1,051,044	791,746	$11,224,827	$8,334,476

Shares issued in reinvestment of dividends	2,392,415	3,004,789	25,509,174	31,454,782

Shares redeemed	(5,276,819)	(7,018,006)	(56,599,227)	(73,590,956)

Net decrease	(1,833,360)	(3,221,471)	$(19,865,226)	$(33,801,698)

Small-Mid Cap Value
Shares sold	311,854	288,133	$4,171,197	$3,448,903

Shares issued in reinvestment of dividends and distributions	3,443,018	4,272,663	44,507,395	46,119,513

Shares redeemed	(4,963,204)	(8,771,559)	(67,864,547)	(107,174,870)

Net decrease	(1,208,332)	(4,210,763)	$(19,185,955)	$(57,606,454)

Small-Mid Cap Growth
Shares sold	1,195,831	323,787	$14,454,274	$3,870,351

Shares issued in reinvestment of dividends and distributions	5,178,738	6,357,637	61,745,187	66,850,692

Shares redeemed	(4,795,852)	(7,448,847)	(61,676,236)	(91,549,103)

Net increase (decrease)	1,578,717	(767,423)	$14,523,225	$(20,828,060)

Multi-Asset Real Return*
Shares sold	14,265,266	75,488,029	$124,401,516	$656,495,710

Shares issued in reinvestment of dividends	2,714,536	2,761,825	22,422,067	23,613,602

Shares redeemed	(15,292,938)	(53,653,971)	(129,524,655)	(455,406,870)

Net increase	1,686,864	24,595,883	$17,298,928	$224,702,442

Volatility Management
Shares sold	4,093,947	5,125,145	$48,340,621	$55,374,191

Shares issued in reinvestment of dividends and distributions	14,138,440	1,827,801	160,188,523	18,808,069

Shares redeemed	(38,792,782)	(32,121,859)	(468,154,591)	(352,233,093)

Net decrease	(20,560,395)	(25,168,913)	$(259,625,447)	$(278,050,833)

*	Consolidated (see Note A).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	337

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or

338	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

U.S. Value	2014	2013
Distributions paid from:
Ordinary income	$27,508,781	$28,758,993

Total distributions paid	$27,508,781	$28,758,993

U.S. Large Cap Growth	2014	2013
Distributions paid from:
Ordinary income	$23,015,023	$7,762,452
Long-term capital gains	102,525,998	– 0	–

Total distributions paid	$125,541,021	$7,762,452

International Value	2014	2013
Distributions paid from:
Ordinary income	$56,058,549	$20,003,192

Total distributions paid	$56,058,549	$20,003,192

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	339

Notes to Financial Statements

International Growth	2014	2013
Distributions paid from:
Ordinary income	$17,047,166	$7,559,047

Total distributions paid	$17,047,166	$7,559,047

Short Duration Bond	2014	2013
Distributions paid from:
Ordinary income	$11,673,217	$15,257,868
Return of capital	44,216	– 0	–

Total distributions paid	$11,717,433	$15,257,868

Global Core Bond	2014	2013
Distributions paid from:
Ordinary income	$35,379,162	$50,404,270
Long-term capital gains	1,832,618	22,691,490

Total distributions paid	$37,211,780	$73,095,760

Bond Inflation Protection	2014	2013
Distributions paid from:
Ordinary income	$12,850,585	$35,540,077
Long-term capital gains	21,065,131	11,914,777

Total distributions paid	$33,915,716	$47,454,854

High-Yield	2014	2013
Distributions paid from:
Ordinary income	$25,509,174	$31,454,782

Total distributions paid	$25,509,174	$31,454,782

Small-Mid Cap Value	2014	2013
Distributions paid from:
Ordinary income	$10,895,600	$7,681,134
Long-term capital gains	33,611,794	38,438,378

Total distributions paid	$44,507,394	$46,119,512

Small-Mid Cap Growth	2014	2013
Distributions paid from:
Ordinary income	$1,668,154	$2,248,378
Long-term capital gains	60,077,034	64,602,314

Total distributions paid	$61,745,188	$66,850,692

Multi-Asset Real Return	2014	2013
Distributions paid from:
Ordinary income	$22,422,067	$23,613,602

Total distributions paid	$22,422,067	$23,613,602

340	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management	2014	2013
Distributions paid from:
Ordinary income	$110,905,951	$18,808,069
Long-term capital gains	49,282,572	– 0	–

Total distributions paid	$160,188,523	$18,808,069

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Losses(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
U.S. Value	$2,549,730		$	– 0	–	$(369,986,889)		$140,549,759	$(226,887,400)
U.S. Large Cap Growth	9,672,186			137,716,096		– 0	–	145,511,726	292,900,008
International Value	31,330,175			– 0	–	(452,561,210)		46,709,723	(374,521,312)
International Growth	5,106,096			– 0	–	(343,466,853)		63,533,324	(274,827,433)
Short Duration Bond	– 0	–		– 0	–	(73,631,691)		(741,268)	(74,372,959)
Global Core Bond	16,597,550			11,013,701		(10,560,568)		27,418,692	44,469,375
Bond Inflation Protection	24,240,336			– 0	–	(1,921,552)		11,649,369	33,968,153
High-Yield	4,302,777			– 0	–	(14,670,637)		18,565,009	8,197,149
Small-Mid Cap Value	8,403,265			47,863,249		– 0	–	68,132,593	124,399,107
Small-Mid Cap Growth	1,162,965			44,501,780		– 0	–	87,612,471	133,277,216
Multi-Asset Real Return	19,143,037			– 0	–	(232,242,063)		(44,567,058)	(257,666,084)
Volatility Management	58,563,433			37,274,644		– 0	–	260,472,370	356,310,447

(a)

During the fiscal year ended August 31, 2014, U.S. Value Portfolio, International Value Portfolio, International Growth Portfolio, High-Yield Portfolio, and Multi-Asset Real Return Portfolio utilized capital loss carryforwards of $106,585,402, $71,465,396, $71,029,547, $10,612,669, and $9,378,572, respectively, to offset current year net realized gains. Additionally, Short Duration Bond Portfolio had $529,195 of capital loss carryforwards expire during the fiscal year. At August 31, 2014 Short Duration Bond Portfolio, Global Core Bond Portfolio, and High-Yield Portfolio deferred straddle losses of $429,585, $10,560,568, and $38,008, respectively. As of August 31, 2014 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments, return of capital distributions received from underlying securities, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of earnings from a wholly-owned subsidiary.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	341

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount		Expiration
U.S. Value	$369,986,889	n/a		2018
International Value	51,400,581	n/a		2017
International Value	325,801,637	n/a		2018
International Value	23,146,719	$52,212,273		No expiration
International Growth	40,536,109	n/a		2017
International Growth	302,930,744	n/a		2018
Short Duration Bond	3,562,331	n/a		2015
Short Duration Bond	1,756,801	n/a		2016
Short Duration Bond	19,308,695	n/a		2017
Short Duration Bond	11,669,892	n/a		2018
Short Duration Bond	8,417,896	n/a		2019
Short Duration Bond	3,857,653	24,628,838		No expiration
Bond Inflation Protection	1,921,552	– 0	–	No expiration
High-Yield	14,632,629	n/a		2018
Multi-Asset Real Return	232,242,063	n/a		2018

During the current fiscal year, all Portfolios (except Small-Mid Cap Growth Portfolio) had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of passive foreign investment companies (PFICs) and Treasury inflation-protected securities, return of capital distributions received from underlying securities, the tax treatment of swaps and partnership investments, paydown gain/loss reclassifications, the tax treatment of proceeds from the sale of defaulted securities, the redesignation of dividends, the expiration of capital loss carryforwards, contributions from the Adviser, the tax treatment of

342	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

gains from redemptions-in-kind, and the tax treatment of earnings from a wholly-owned subsidiary—is reflected as an adjustment to the components of capital as of August 31, 2014 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
U.S. Value	$144,770,774	$	– 0	–	$(144,770,774)
U.S. Large Cap Growth	183,301,434	(226,147)	(183,075,287)
International Value	51,634,519	7,674,506	(59,309,025)
International Growth	37,992,970	(8,435,303)	(29,557,667)
Short Duration Bond	(529,195)	1,186,335	(657,140)
Global Core Bond	– 0	–	(3,760,501)	3,760,501
Bond Inflation Protection	– 0	–	(549,250)	549,250
High-Yield	– 0	–	(312,442)	312,442
Small-Mid Cap Value	– 0	–	(11,086)	11,086
Small-Mid Cap Growth	– 0	–	– 0	–	– 0	–
Multi-Asset Real Return	(2,282,017)	4,554,918	(2,272,901)
Volatility Management	– 0	–	14,186,357	(14,186,357)

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	343

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Year Ended August 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.96	$ 8.73	$ 7.97	$ 7.18	$ 7.22

Income From Investment Operations
Net investment income(a)	.32	.24	.23	.18	.16
Net realized and unrealized gain (loss) on investment transactions	2.50	2.23	.76	.77	(.03)

Net increase in net asset value from operations	2.82	2.47	.99	.95	.13

Less: Dividends
Dividends from net investment income	(.32)	(.24)	(.23)	(.16)	(.17)

Net asset value, end of period	$ 13.46	$ 10.96	$ 8.73	$ 7.97	$ 7.18

Total Return
Total investment return based on net asset value(b)	26.10%*	28.67%*	12.75%*	13.21%	1.64%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$539	$1,113	$1,173	$1,943	$1,938
Ratio to average net assets of:
Expenses	.03%	.02%	.02%	.01%+	.01%
Net investment income	2.65%	2.44%	2.75%	2.14%+	2.09%
Portfolio turnover rate	43%	53%	40%	65%	73%

See footnote summary on page 356.

344	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.53	$ 12.30	$ 10.66	$ 8.94	$ 9.25

Income From Investment Operations
Net investment income(a)	.12	.12	.12	.12	.11
Net realized and unrealized gain (loss) on investment transactions	3.91	2.20	1.67	1.70	(.31)

Net increase (decrease) in net asset value from operations	4.03	2.32	1.79	1.82	(.20)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.09)	(.15)	(.10)	(.11)
Distributions from net realized gain on investment transactions	(1.64)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.78)	(.09)	(.15)	(.10)	(.11)

Net asset value, end of period	$ 16.78	$ 14.53	$ 12.30	$ 10.66	$ 8.94

Total Return
Total investment return based on net asset value(b)	29.19%	18.92%	16.99	%*	20.35	%*	(2.23	)%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$538	$1,123	$1,173	$1,953	$1,924
Ratio to average net assets of:
Expenses	.03%	.02%	.02%	.02	%+	.01%
Net investment income	.79%	.87%	1.10%	1.09	%+	1.13%
Portfolio turnover rate	59%	57%	85%	91%	81%

See footnote summary on page 356.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	345

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Year Ended August 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 7.46	$ 6.39	$ 6.98	$ 6.93	$ 7.50

Income From Investment Operations
Net investment income(a)	.31	.23	.23	.24	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	.98	(.70)	.13	(.60)

Net increase (decrease) in net asset value from operations	1.32	1.21	(.47)	.37	(.39)

Less: Dividends
Dividends from net investment income	(.46)	(.14)	(.12)	(.32)	(.18)

Net asset value, end of period	$ 8.32	$ 7.46	$ 6.39	$ 6.98	$ 6.93

Total Return
Total investment return based on net asset value(b)	18.14%	19.15%	(6.69)%	4.82%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$450	$947	$986	$984	$1,013
Ratio to average net assets of:
Expenses(c)	.05%	.05%	.04%	.04%+	.04%
Net investment income	3.84%	3.16%	3.56%	3.00%+	2.70%
Portfolio turnover rate	65%	58%	61%	58%	60%

See footnote summary on page 356.

346	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.27	$ 7.54	$ 8.27	$ 8.18	$ 8.12

Income From Investment Operations
Net investment income(a)	.19	.20	.18	.19	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19	.59	(.78)	.26	.16
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	1.38	.79	(.60)	.45	.35

Less: Dividends
Dividends from net investment income	(.15)	(.06)	(.13)	(.36)	(.29)

Net asset value, end of period	$ 9.50	$ 8.27	$ 7.54	$ 8.27	$ 8.18

Total Return
Total investment return based on net asset value(b)	16.89%	10.53%	(7.19)%	5.15%	4.20%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$447	$941	$999	$1,022	$1,037
Ratio to average net assets of:
Expenses	.05%	.04%	.04%	.04	%+	.03%
Net investment income	2.13%	2.40%	2.36%	2.15	%+	2.27%
Portfolio turnover rate	61%	55%	93%	73%	119%

See footnote summary on page 356.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	347

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Short Duration Bond
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.42	$ 9.56	$ 9.59	$ 9.56	$ 9.26

Income From Investment Operations
Net investment income(a)	.10	.09	.12	.17	.25
Net realized and unrealized gain (loss) on investment transactions	.04	††	(.08)	– 0	–	.05	.32

Net increase in net asset value from operations	.14	.01	.12	.22	.57

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.15)	(.15)	(.19)	(.27)
Tax return of capital	(.00	)(d)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.15)	(.15)	(.19)	(.27)

Net asset value, end of period	$ 9.44	$ 9.42	$ 9.56	$ 9.59	$ 9.56

Total Return
Total investment return based on net asset value(b)	1.45%	.14	%*	1.24%	2.36%	6.26%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$962	$936	$933	$1,286	$1,218
Ratio to average net assets of:
Expenses(c)	.03%	.03%	.03%	.05	%+	.12%
Net investment income	1.06%	.94%	1.26%	1.75	%+	2.64%
Portfolio turnover rate	47%	114%	129%	88%	130%

See footnote summary on page 356.

348	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Core Bond
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.18	$ 11.00	$ 10.88	$ 10.78	$ 9.98

Income From Investment Operations
Net investment income(a)	.29	.29	.33	.41	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.38)	.40	.15	.80

Net increase (decrease) in net asset value from operations	.70	(.09)	.73	.56	1.25

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.37)	(.34)	(.43)	(.45)
Distributions from net realized gain on investment transactions	(.02)	(.36)	(.27)	(.03)	– 0	–

Total dividends and distributions	(.36)	(.73)	(.61)	(.46)	(.45)

Net asset value, end of period	$ 10.52	$ 10.18	$ 11.00	$ 10.88	$ 10.78

Total Return
Total investment return based on net asset value(b)	7.05%	(.94	)%*	6.98	%†	5.38%	12.84%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,032	$1,041	$1,124	$1,307	$1,353
Ratio to average net assets of:
Expenses(c)	.03%	.03%	.03%	.03	%+	.13%
Net investment income	2.86%	2.77%	2.99%	3.87	%+	4.38%
Portfolio turnover rate	169%	116%	163%	114%	94%

See footnote summary on page 356.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	349

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.15	$ 11.22	$ 11.46	$ 10.70	$ 9.91

Income From Investment Operations
Net investment income(a)	.33	.32	.38	.68	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.69)	.32	.40	.58
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.55	(.37)	.70	1.08	.92

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.52)	(.72)	(.32)	(.13)
Distributions from net realized gain on investment transactions	(.31)	(.18)	(.22)	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.70)	(.94)	(.32)	(.13)

Net asset value, end of period	$ 10.25	$ 10.15	$ 11.22	$ 11.46	$ 10.70

Total Return
Total investment return based on net asset value(b)	5.63%	(3.70)%	6.59%	10.28%	9.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$776,378	$753,515	$792,721	$712,731	$667,764
Ratio to average net assets of:
Expenses(c)	.08%	.13%	.11%	.12	%+	.07%
Net investment income	3.22%	3.00%	3.44%	6.21	%+	3.25%
Portfolio turnover rate	72%	49%	52%	39%	21%

See footnote summary on page 356.

350	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	High-Yield
	Year Ended August 31,
	2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 10.38		$ 10.31		$ 9.71		$ 9.85	$ 8.51

Income From Investment Operations
Net investment income(a)	.72		.75		.76		.87	.89
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53		.18		.53		(.08)	1.33
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase in net asset value from operations	1.25		.93		1.29		.79	2.22

Less: Dividends
Dividends from net investment income	(.73)		(.86)		(.69)		(.93)	(.88)

Net asset value, end of period	$ 10.90		$ 10.38		$ 10.31		$ 9.71	$ 9.85

Total Return
Total investment return based on net asset value(b)	12.44%		9.24%		13.95%		8.07%	27.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$364,934		$366,553		$397,208		$482,423	$487,751
Ratio to average net assets of:
Expenses(c)	.11%		.09%		.07%		.07%+	.05%
Net investment income	6.68%		7.15%		7.87%		8.53%+	9.29%
Portfolio turnover rate	54%		63%		57%		55%	34%

See footnote summary on page 356.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	351

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.09	$ 11.72	$ 10.38	$ 9.08	$ 8.10

Income From Investment Operations
Net investment income(a)	.22	.18	.16	.15	.11
Net realized and unrealized gain on investment transactions	2.89	2.94	1.30	1.30	.99

Net increase in net asset value from operations	3.11	3.12	1.46	1.45	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.26)	(.12)	(.15)	(.12)
Distributions from net realized gain on investment transactions	(1.72)	(1.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.92)	(1.75)	(.12)	(.15)	(.12)

Net asset value, end of period	$ 14.28	$ 13.09	$ 11.72	$ 10.38	$ 9.08

Total Return
Total investment return based on net asset value(b)	25.46	%*	29.94%	14.21%	15.84%	13.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$323,134	$311,954	$328,749	$497,049	$500,525
Ratio to average net assets of:
Expenses	.06%	.06%	.05%	.04	%+	.04%
Net investment income	1.62%	1.48%	1.47%	1.36	%+	1.20%
Portfolio turnover rate	50%	49%	52%	65%	54%
See footnote summary on page 356.

352	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.16	$ 13.23	$ 16.09	$ 11.77	$ 10.18

Income From Investment Operations
Net investment income(a)	.06	.09	.08	.07	.05
Net realized and unrealized gain on investment transactions	2.03	2.62	2.15	4.32	1.59

Net increase in net asset value from operations	2.09	2.71	2.23	4.39	1.64

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.09)	(.09)	(.07)	(.05)
Distributions from net realized gain on investment transactions	(2.62)	(2.69)	(5.00)	– 0	–	– 0	–

Total dividends and distributions	(2.69)	(2.78)	(5.09)	(.07)	(.05)

Net asset value, end of period	$ 12.56	$ 13.16	$ 13.23	$ 16.09	$ 11.77

Total Return
Total investment return based on net asset value(b)	17.04	%*	25.85	%*	17.77	%*	37.31	%*	16.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$322,200	$316,708	$328,634	$504,936	$520,593
Ratio to average net assets of:
Expenses	.07%	.06%	.06%	.04	%+	.04%
Net investment income	.51%	.70%	.55%	.43	%+	.46%
Portfolio turnover rate	65%	72%	68%	75%	91%

See footnote summary on page 356.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	353

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Year Ended August 31,
2014**	2013**	2012**	2011**	2010

Net asset value, beginning of period	$ 8.25	$ 8.67	$ 9.13	$ 8.57	$ 7.68

Income From Investment Operations
Net investment income(a)	.19	.17	.18	.24	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	(.31)	(.25)	1.06	.83
Contributions from Adviser	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.94	(.14)	(.07)	1.30	1.11

Less: Dividends
Dividends from net investment income	(.24)	(.28)	(.39)	(.74)	(.22)

Net asset value, end of period	$ 8.95	$ 8.25	$ 8.67	$ 9.13	$ 8.57

Total Return
Total investment return based on net asset value(b)	11.48%	(1.69)%	(.45	)%*	15.42%	14.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$800,178	$724,226	$547,929	$937,281	$925,042
Ratio to average net assets of:
Expenses	.07%	.06%	.06%	.05	%+	.03%
Net investment income	2.17%	1.89%	2.11%	2.52	%+	3.43%
Portfolio turnover rate	76%	126%	110%	156%	57%

See footnote summary on page 356.

354	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Volatility Management
Year Ended August 31,	April 16, 2010(e) to August 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.38	$ 10.24	$ 10.27	$ 9.31	$ 10.00

Income From Investment Operations
Net investment income(a)	.24	.15	.07	.09	(f)	.04	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10	1.11	.24	1.36	(.73)

Net increase (decrease) in net asset value from operations	2.34	1.26	.31	1.45	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.12)	(.06)	(.08)	– 0	–
Distributions from net realized gain on investment transactions	(.82)	– 0	–	(.28)	(.41)	– 0	–

Total dividends and distributions	(1.19)	(.12)	(.34)	(.49)	– 0	–

Net asset value, end of period	$ 12.53	$ 11.38	$ 10.24	$ 10.27	$ 9.31

Total Return
Total investment return based on net asset value(b)	21.69%	12.40%	3.10%	15.61%	(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,494	$1,590	$1,688	$284	$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.05%	.04%	.15	%+	.15	%+^
Expenses, before waivers/reimbursements	.05%	.05%	.04%	.16	%+	.21	%+^
Net investment income	2.04%	1.40%	.68%	.88	%+(f)	1.06	%+^(f)
Portfolio turnover rate	41%	80%	130%	81%	51%

See footnote summary on page 356.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	355

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios presented below exclude interest expense and TALF administration fees, where applicable:

	Year Ended August 31,
	2014	2013	2012	2011		2010
International Value Portfolio
Expenses	.05%	.05%	.04%	.04	%+	.04%
Short Duration Bond Portfolio
Expenses	.03%	.03%	.03%	.03	%+	.02%
Global Core Bond Portfolio
Expenses	.03%	.03%	.03%	.02	%+	.02%
Bond Inflation Protection Portfolio
Expenses	.04%	.04%	.04%	.04	%+	.04%
High-Yield Portfolio
Expenses	.11%	.09%	.07%	.07	%+	.05%

(d)	Amount is less than $0.005.

(e)	Commencement of operations.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance for the U.S. Value Portfolio for the years ended August 31, 2014, August 31, 2013 and August 31, 2012 by 0.04%, 0.08% and 0.01%, respectively, U.S. Large Cap Growth Portfolio for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.02%, 0.01%, and 0.01%, respectively, Short Duration Bond Portfolio for the year ended August 31, 2013 by 0.02%, Global Core Bond Portfolio for the year ended August 31, 2013 by 0.01%, Small-Mid Cap Value Portfolio for the year ended August 31, 2014 by 0.04%, Small-Mid Cap Growth Portfolio for the years ended August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 by 0.08%, 0.14%, 0.01% and 0.01%, respectively and Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

**	Consolidated (see Note A).

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012.

See notes to financial statements.

356	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The AllianceBernstein Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The AllianceBernstein Pooling Portfolios (comprising, respectively, the AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio) (the “Fund”), as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (the four years then ended and the period of April 16, 2010 (commencement of operations) through August 31, 2010 for AllianceBernstein Volatility Management Portfolio) and the statement of cash flows for the year then ended for AllianceBernstein Bond Inflation Protection Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	357

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The AllianceBernstein Pooling Portfolios at August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (the four years then ended and for the period April 16, 2010 (commencement of operations) through August 31, 2010 for AllianceBernstein Volatility Management Portfolio) and the cash flows (for AllianceBernstein Bond Inflation Protection Portfolio) for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2014

358	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended August 31, 2014. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Portfolio	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
U.S. Value	71.62%	0.00%
U.S. Large Cap Growth	29.01%	0.00%
International Value	0.00%	0.00%
International Growth	0.00%	0.00%
Short Duration Bond	0.00%	99.85%
Global Core Bond	0.00%	35.24%
Bond Inflation Protection	0.00%	77.59%
High-Yield	4.90%	62.24%
Small-Mid Cap Value	30.69%	0.00%
Small-Mid Cap Growth	85.81%	0.00%
Multi-Asset Real Return	10.62%	0.94%
Volatility Management	11.46%	0.84%

For the taxable year ended August 31, 2014, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Portfolio	Qualified Dividend Income
U.S. Value	$23,331,006
U.S. Large Cap Growth	6,476,336
International Value	15,352,111
International Growth	11,761,772
Short Duration Bond	– 0	–
Global Core Bond	– 0	–
Bond Inflation Protection	– 0	–
High-Yield	1,471,359
Small-Mid Cap Value	4,042,961
Small-Mid Cap Growth	1,655,324
Multi-Asset Real Return	5,660,494
Volatility Management	22,118,693

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	359

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Jon P. Denfeld, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

John H. Fogarty, Vice President

Rajen B. Jadav, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Gregory L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Shri Singhvi, Vice President

Wen-Tse Tseng, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance

Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

360	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Jonathan E. Ruff is the senior most member of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Shri Singhvi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko and Mr. Laurent Saltiel are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, Mr. Rajen B. Jadav and Mr. Shawn E. Keegan are primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	361

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

362	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr.,## Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (2005)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	363

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investments company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investments company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (2005)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 to early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

364	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	365

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

366	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	367

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	103	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

368	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Takeo Aso 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Frank V. Caruso 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Sergey Davalchenko 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since January 2011. In early 2012, he also became a Portfolio Manager for Emerging Markets Growth. Previously, he was a senior international analyst at Global Currents Investment Management, a subsidiary of Legg Mason from April 2008 to January 2011. Prior thereto, he was associated with Fenician Capital Management since prior to 2009.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Jon P. Denfeld 44	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Scott A. DiMaggio 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Gershon M. Distenfeld 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	369

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Vincent C. DuPont 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

John H. Fogarty 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Rajen B. Jadav 39	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Shawn E. Keegan 43	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

N. Kumar Kirpalani 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Samantha S. Lau 42	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2009.

Avi Lavi 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Daniel J. Loewy 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

James W. MacGregor 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Alison M. Martier 57	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2009.

Christopher W. Marx 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Michael L. Mon 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Joseph G. Paul 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Douglas J. Peebles 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Gregory L. Powell 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

370	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Jonathan E. Ruff 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Laurent Saltiel 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since June 2010. Prior thereto, he had been associated with Janus Capital as an international portfolio manager. since prior to 2009.

Ashish C. Shah 44	Vice President	Senior Vice President and Head of Global Credit of the Adviser** since May 2010. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, he served as the Head of Credit Strategy at Lehman Brothers, heading the Structured Credit/CDO and Credit Strategy groups since prior to 2009.

Matthew S. Sheridan 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Kevin F. Simms 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Shri Singhvi	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Wen-Tse Tseng 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Greg J. Wilensky 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Vadim Zlotnikov 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	371

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

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Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the equity portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 5-8, 2014:

•	AllianceBernstein U.S. Value Portfolio

•	AllianceBernstein U.S. Large Cap Growth Portfolio

•	AllianceBernstein Multi-Asset Real Return Portfolio (formerly named AllianceBernstein Global Real Estate Investment Portfolio)

•	AllianceBernstein International Value Portfolio

•	AllianceBernstein International Growth Portfolio

•	AllianceBernstein Small-Mid Cap Value Portfolio

•	AllianceBernstein Small-Mid Cap Growth Portfolio

•	AllianceBernstein Volatility Management Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	373

Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid in respect of a Portfolio, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that, to date, they had approved

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reimbursements from AllianceBernstein Volatility Management Portfolio and had not approved requests for reimbursements in respect of the other Portfolios. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolios); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies; and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives

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fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more securities indices, in each case for the 1-, 3- and 5-year periods, as applicable, ended February 28, 2014 and (in the case of comparisons with certain indices) the period since inception.

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AllianceBernstein U.S. Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Russell 1000 Value Index in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Portfolio’s recent performance was acceptable.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Russell 1000 Growth Index in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Portfolio’s recent performance was acceptable.

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AllianceBernstein Multi-Asset Real Return Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 5-year period. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “MSCI AC World Commodity Index”) in the 1-year period and the period since inception and outperformed it in the 3- and 5-year periods. It lagged the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate Index (the “FTSE EPRA/NAREIT Developed Index”) in all periods. The Portfolio outperformed the Real Asset Strategy Benchmark (comprised of an equally-weighted blend of the MSCI ACWI Commodity Index, the FTSE EPRA/NAREIT Global Real Estate Index and the Dow Jones UBS Commodity Index) in all periods except in the period since inception. The trustees also noted that at their September 2010 meeting they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Commodity Index, and a name change to AllianceBernstein Multi-Asset Real Return Portfolio from AllianceBernstein Global Real Estate Investment Portfolio, effective December 31, 2010. As a result, the trustees gave less weight to the Portfolio’s investment performance prior to December 2010. The trustees also noted that effective October 1, 2011 the real estate component changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Real Estate Index. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio’s assets. The trustees determined to continue to monitor the Fund’s performance closely.

AllianceBernstein International Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. (the “All Country World Index”, the Portfolio’s benchmark since January 1, 2012) and the MSCI Europe, Australasia and Far East Index (Net), in all periods except that it outperformed the All Country World Index in the 1-year period.

The trustees noted that they had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. They further noted the Adviser’s longstanding view that its high conviction style of value

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investing was out of favor but would over time result in outperformance by the Portfolio. The trustees continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the trustees concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance.

AllianceBernstein International Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country (AC) World Index ex U.S. (the Portfolio’s primary index since January 1, 2012), and the MSCI AC World Index ex U.S. Growth (the Portfolio’s secondary index since January 1, 2012), and the MSCI Europe, Australasia and Far East Index (Net), the Portfolio’s prior index, in all periods.

The trustees noted that they had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. The trustees continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the trustees concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Russell 2500 Value Index in all periods except in the 3-year period. Based on their review, the trustees concluded that the Portfolio’s performance over time had been satisfactory.

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AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Russell 2500 Growth Index in all periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Volatility Management Portfolio

The trustees noted that the Portfolio (April 2010 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the Morgan Stanley Capital International All Country World Index in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the advisory fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the Pooling Investors.

In considering the fee arrangements (including the payments to the Adviser by the Pooling Investors), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds, noting, in the case of AllianceBernstein Volatility Management Portfolio, that, in addition to requiring equity management capabilities, the Portfolio also required continual monitoring of the expected risk-return potential for equities and judgments about the timing and extent of defensive moves to fixed income.

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Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees noted that each of AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio may invest in shares of exchange-traded funds (“ETFs”). The trustees noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The trustees concluded, based on the Adviser’s explanation of how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each such Portfolio (zero) would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Lipper category were lowered by waivers or

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reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees also noted that AllianceBernstein Volatility Management Portfolio’s non-advisory expense ratio was currently lower than its cap. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE

FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT

ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Portfolios do not include “AllianceBernstein.” The other Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3	Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

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was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser for providing certain clerical, legal, administrative, and other services; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions. During the most recently completed fiscal year, Volatility Management Portfolio reimbursed the Adviser in the amount of $40,868 (0.002% of the Portfolio average daily net assets) for providing such services.

4	Jones v. Harris at 1427.

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The Adviser is compensated by the institutional clients, which include AllianceBernstein Retirement Strategies (“Retirement Strategies”),5 AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 Sanford C. Bernstein Fund, Inc.,—Overlay Portfolios (“SCB Overlay Portfolios”)7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Adviser’s Institutional Clients that invest in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	0.10%
Assets greater than $5 billion	0.15%

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

6	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

7	Includes SCB Overlay A Portfolio, SCB Tax-Aware Overlay A Portfolio, SCB Overlay B Portfolio, SCB Tax-Aware Overlay B Portfolio, SCB Tax-Aware Overlay C Portfolio and SCB Tax-Aware Overlay N Portfolio.

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AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies

The Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed Wealth Appreciation	First $2.5 billion	0.65%
Strategy[8]	Next $2.5 billion	0.55%
Wealth Appreciation Strategy	Excess of $5 billion	0.50%

Tax-Managed Balanced Wealth Strategy[8]	First $2.5 billion	0.55%
Tax-Managed Conservative[8]	Next $2.5 billion	0.45%
Balanced Wealth Strategy	Excess of $5 billion	0.40%
Conservative Wealth Strategy

The Adviser proposed modifications to the Wealth Strategies to provide for the inclusion of the AllianceBernstein Multi-Manager Alternative Strategies Fund as one of the underlying portfolios for each Wealth Strategy. Such change will reduce the investments made in the Pooling Portfolios for each Wealth Strategy, and may cause an increase in the Pooling Portfolios’ total expense ratios.

Sanford C. Bernstein Fund, Inc.—SCB Overlay Portfolios

The SCB Overlay Portfolios invest in Multi-Asset Real Return Pooling Portfolio. The Adviser charges the SCB Overlay an advisory fee based on a percentage of each fund’s average daily net assets:

SCB Overlay Portfolios	Annual Percentage of Average Daily Net Assets
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

Rhode Island Higher Education Savings Trust—CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. The shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the

8	Volatility Management Portfolio is the only Pooling Portfolio that Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy invest in; these funds invest 20.0%, 15.0% and 10.0% of their assets in Volatility Management Portfolio, respectively.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	385

Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2013.9

Portfolios	Total Expense Ratio[10]
Age-Based Education Strategies
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.82%
Age-Based Conservative Growth 2005-2007	0.79%
Age-Based Conservative Growth 2002-2004	0.78%
Age-Based Conservative Growth 1999-2001	0.76%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

9	For all Education Strategies held by Rhode Island resident accounts, which account for 5.86% of all accounts and 4.51% in terms of net assets as of March 31, 2014, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

10	The total expense ratios do not include an annual distribution fee of up to1.00% payable to ABI, the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

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On March 24, 2014, the CollegeBoundfund replaced U.S. Value Portfolio and U.S. Large Cap Portfolio with AllianceBernstein Growth and Income Fund, Inc., as well as International Value Portfolio and International Growth Portfolio with a separate account, managed by the Adviser, called AllianceBernstein International Factor. Such change caused a substantial portion of the Portfolios’ net assets to decline.

The Portfolios’ net assets as of March 31, 2014 are as follows:

Portfolio	Net Assets 3/31/14 ($MM)
U.S. Value Portfolio	$567.8
U.S. Large Cap Growth Portfolio	$553.9
Multi-Asset Real Return Portfolio	$783.0
International Value Portfolio	$492.2
International Growth Portfolio	$495.8
Small-Mid Cap Value Portfolio	$337.0
Small-Mid Cap Growth Portfolio	$319.4
Volatility Management Portfolio	$1,691.4

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Multi-Asset Real Return Portfolio[11]	August 31	0.06%
International Value Portfolio	August 31	0.05%
International Growth Portfolio	August 31	0.04%
Small-Mid Cap Value Portfolio	August 31	0.06%
Small-Mid Cap Growth Portfolio	August 31	0.06%

With respect to Volatility Management Portfolio, the Adviser agreed to reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon 60 days’ notice prior to the Portfolios’ prospectus update. During the Portfolio’s most completed fiscal year, the Portfolio was operating below its expense cap. Accordingly, the expense limitation undertaking was of no effect during the period. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio[12]	0.15%	0.05%	August 31

11	The Portfolio’s current fiscal year exposure to ETFs is 0.32% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0015%.

12	The Portfolio’s current fiscal year exposure to ETFs is 16.85% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0254%.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	387

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies. While there are differences in the services provided to investment companies and institutional accounts, it is contemplated that the Adviser will recover some of the costs related to providing these administrative services by the reimbursements it receives from Volatility Management Portfolio and the Institutional Clients. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.13 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have

13	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2014 net assets, although the Portfolios are not charged an advisory fee by the Adviser.14

Portfolio	Portfolio Net Assets 3/31/14 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$567.8	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.301%

U.S. Large Cap Growth Portfolio	$553.9	U.S. Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.309%

Multi-Asset Real Return Portfolio	$783.0	Real Asset Strategy 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum Account Size: $75 m	0.567%

International Value Portfolio	$492.2	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25 m	0.441%

International Growth Portfolio	$495.8	International Research Growth AC 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25 m	0.490%

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	389

Portfolio	Portfolio Net Assets 3/31/14 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
Small-Mid Cap Value Portfolio	$337.0	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.609%

Small-Mid Cap Growth Portfolio	$319.4	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.613%

Volatility Management Portfolio	$1,691.4	Volatility Management[15] 0.60% on 1st $50 million 0.50% on next $100 million 0.45% on the balance Minimum Account Size: None	0.457%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds whose investment styles are similar to those of the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ March 31, 2014 net assets:

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40%on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

15	For stand-alone investment only.

390	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee (%)
Multi-Asset Real Return Portfolio	AllianceBernstein Bond Fund, Inc. – Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Discovery Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Discovery Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

Volatility Management Portfolio	N/A	N/A	N/A

The Adviser manages the International Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a somewhat similar style as International Value Portfolio and International Growth Portfolio. The advisory fee schedules of SCB Fund—International Portfolio is set forth in the table below.

Portfolio[16]	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)
International Value Portfolio / International Growth Portfolio	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter	0.875%

		The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.

16	The investment guidelines of the Portfolios are more restrictive than the SCB Fund portfolio. The Portfolios invest primarily in either value or growth equity securities, in contrast to the SCB Fund portfolio, which invests in both value and growth equity securities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	391

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

Portfolio	Luxembourg Fund	Fee[17]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2014 net assets.18

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1[19]	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.301%

	Client #2	AB Sub-Advisory Fee Schedule: 0.30% of average daily net assets	0.300%

U.S. Large Cap Growth Portfolio	Client #3	AB Sub-Advisory Fee Schedule: 0.35% on the first $50million 0.30% on the next $1000 million 0.25% on the balance	0.268%

17	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.
18	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

19	The client is an affiliate of the Adviser.

392	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
Multi-Asset Real Return Portfolio	Client #4	AB Sub-Advisory Fee Schedule: 0.35% on the first $250 million 0.25% on the next $250 million 0.23% on the balance	0.275%

International Value Portfolio	Client #5	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.600%

Small/Mid Cap Value Portfolio	Client #6	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.40 % on the balance	0.487%

	Client #7	AB Sub-Advisory Fee Schedule: 0.61% on the first $150 million 0.50% on the balance	0.549%

	Client #8	AB Sub-Advisory Fee Schedule: 0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.600%

Volatility Management Portfolio	Client #9	AB Sub-Advisory Fee Schedule: 0.18% on the first $500 million 0.15% on the next $1 billion 0.13% on the balance	0.157%

The services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	393

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlay Portfolios was reviewed by the SCB Fund Board of Directors.20 In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from

20	The Senior Officer Fee Evaluation was dated July 25, 2013 for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlays Portfolios was dated October 4, 2013.

394	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

the total expense ratios of the Portfolios’ peers.21,22 Lipper’s analysis included the Portfolios’ rankings relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).23,24

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG of International Value Portfolio had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective, under Lipper’s standard guidelines, the Portfolio’s EU was also expanded to include the universes of those peers that have a similar but not the same investment classification/objective and load type as the Portfolio. The result of Lipper’s analysis is set forth in the table below.25,26

21	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

22	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

23	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

24	There are limitations in expense category data because different funds categorize expenses differently.

25	The total expense ratios shown below were estimated by Lipper using rounded Form-NSAR data. Accordingly, there may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser.

26	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	395

The result of Lipper’s analysis is set forth in the table below:

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Value Portfolio	0.025	0.041	4/11	0.071	4/44
U.S. Large Cap Growth Portfolio	0.023	0.032	5/18	0.068	16/126
Multi-Asset Real Return Portfolio	0.058	0.060	5/11	0.106	16/54
International Value Portfolio[27]	0.054	0.080	3/11	0.119	6/37
International Growth Portfolio	0.043	0.075	4/16	0.119	10/72
Small-Mid Cap Value Portfolio	0.057	0.064	5/13	0.063	17/39
Small-Mid Cap Growth Portfolio	0.064	0.077	8/21	0.070	39/81
Volatility Management Portfolio	0.045	0.079	4/18	0.106	13/54

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios increased with the exception International Value Portfolio during calendar year 2013, relative to 2012.

U.S Large Cap Growth Portfolio, Multi-Asset Real Return, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate,

27	The Portfolio’s EG includes the Portfolio, seven other International Multi-Cap Value Funds (“IMLV”) and three International Large-Cap Value Funds (“ILCV”). The Portfolio’s EUincludes the Portfolio, EG and all other IMLV and ILCV, excluding outliers.

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Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli28 study on advisory fees and various fund characteristics.29 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

28	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

29	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	397

Trustees.30 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 and 3 year) gross performance returns and rankings of the Portfolios31 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)32 for the periods ended February 28, 2014.33,34

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	28.15	27.56	28.51	4/11	25/43
3 year	13.47	14.80	14.78	10/11	33/41
5 year	22.78	24.45	24.61	9/10	32/39

U.S. Large Cap Growth Portfolio
1 year	33.26	34.72	32.90	12/18	59/125
3 year	14.68	16.35	15.54	14/18	77/110
5 year	22.23	23.81	23.87	12/15	73/94

30	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31	The performance returns of the Portfolios shown were provided by Lipper.

32	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

33	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

34	The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

398	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Multi-Asset Real Return Portfolio[35]
1 year	1.74	11.28	11.27	11/11	48/52
3 year	-0.49	6.55	7.54	9/9	40/41
5 year	18.34	16.52	16.14	2/6	5/29

International Value Portfolio
1 year	18.86	23.66	22.82	10/10	18/21
3 year	2.07	6.17	6.63	9/10	17/18
5 year	15.70	18.29	18.32	7/8	15/16

International Growth Portfolio
1 year	10.59	18.42	17.79	16/16	63/69
3 year	1.34	7.57	7.60	16/16	62/65
5 year	11.18	19.73	19.61	15/15	53/53

Small-Mid Cap Value Portfolio
1 year	28.73	28.51	28.63	5/12	17/38
3 year	13.86	14.65	14.43	8/10	23/32
5 year	29.33	27.12	27.06	3/8	8/28

Small-Mid Cap Growth Portfolio
1 year	37.74	35.33	32.46	6/20	17/79
3 year	18.15	14.56	14.85	3/19	11/74
5 year	33.36	26.69	26.78	1/17	3/60

Volatility Management Portfolio
1 year	18.87	11.41	11.41	2/18	7/50
3 year	7.11	6.98	7.59	8/16	23/39

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.36 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.37

35	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy.

36	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

37	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	399

	Periods Ended February 28, 2014 Annualized Performance
				Since Inception[38] (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	28.12	13.45	22.76	5.71	15.94	1.37	5
Russell 1000 Value Index	23.44	14.05	23.18	6.83	14.94	1.46	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	33.24	14.66	22.20	8.13	16.62	1.29	5
Russell 1000 Growth Index	29.14	15.06	24.02	8.63	14.44	1.55	5
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	1.68	-0.57	18.26	4.26	18.25	1.01	5
MSCI AC World Commodity Producers Index	2.92	-5.01	11.18	7.21	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed RE Index	4.35	8.00	24.62	6.55	N/A	N/A	N/A
Real Asset Strategy Benchmark[39]	0.96	-1.68	13.20	4.97	17.32	0.80	5
Inception Date: May 20, 2005

International Value Portfolio[40]	18.80	2.03	15.65	3.89	21.52	0.78	5
MSCI AC World Index	12.25	3.98	17.25	6.63	18.77	0.93	5
ex U.S. MSCI EAFE Net Index	19.28	6.63	17.60	6.15	N/A	N/A	N/A
Inception Date: May 20, 2005

38	Benchmark inception performance is from the exact inception date.

39	Real Asset Strategy Benchmark comprises of equally-weighted blend of the MSCI ACWI Commodity Producers Index, the FTSE EPRA/NAREIT Global Real Estate Index and the Dow Jones-UBS Commodity Index. Effective October 1, 2011 the Real Estate component changed from the FTSE EPRA/NAREIT Developed index to the FTSE EPRA/NAREIT Global Real Estate Index.

40	The Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S. on January 1, 2012.

400	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Periods Ended February 28, 2014 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio
International Growth Portfolio	10.55	1.30	11.14	2.30	18.96	0.65	5
MSCI AC World Index	12.25	3.98	17.25	6.63	18.77	0.93	5
ex U.S. MSCI AC World Index	11.59	4.37	16.83	6.82	N/A	N/A	N/A
ex U.S. Growth MSCI EAFE Net Index	19.28	6.63	17.60	6.15	N/A	N/A	N/A
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	28.66	13.80	29.27	10.31	20.68	1.35	5
Russell 2500 Value Index	25.52	13.98	26.57	8.65	17.94	1.40	5
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	37.66	18.08	33.29	14.58	18.77	1.64	5
Russell 2500 Growth Index	35.03	15.87	28.68	10.84	18.48	1.45	5
Inception Date: May 20, 2005

Volatility Management Portfolio[41]	18.82	7.03	N/A	9.50	9.59	0.75	3
MSCI AC World Index	18.16	8.35	N/A	9.55	14.35	0.62	3
Inception Date: April 16, 2010

CONCLUSION:

The Senior Officer recommended that the Trustees discuss with the Adviser its plans for the Portfolios given the recent changes to CollegeBoundfund, which caused a substantial decline in the Portfolios’ net assets, and the proposal to modify the Wealth Strategies, which if approved, is expected to result in additional reductions in the Portfolios’ net assets. Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolios is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

41	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	401

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

402	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	403

NOTES

404	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0814

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB U.S. Value Portfolio	2013	$26,000	$143	$13,622
	2014	$27,778	$—	$13,622
AB U.S. Large Cap Growth Portfolio	2013	$26,000	$143	$13,622
	2014	$27,778	$—	$13,622
AB Multi-Asset Real Return	2013	$30,500	$143	$36,651
	2014	$65,848	$—	$41,216
AB International Value Portfolio	2013	$27,500	$143	$20,784
	2014	$39,021	$—	$33,539
AB International Growth Portfolio	2013	$27,500	$143	$37,694
	2014	$39,021	$—	$26,689
AB Short Duration Bond Portfolio	2013	$32,500	$143	$11,475
	2014	$35,119	$—	$12,309
AB Global Core Bond Portfolio	2013	$32,500	$143	$11,475
	2014	$41,948	$—	$12,309
AB Inflation Protected Securities Portfolio	2013	$36,500	$143	$11,333
	2014	$58,694	$—	$11,744
AB High Yield Portfolio	2013	$40,000	$143	$19,731
	2014	$107,552	$—	$20,565
AB Small Mid-Cap Value Portfolio	2013	$26,000	$143	$15,459
	2014	$31,593	$—	$22,719
AB Small Mid-Cap Growth Portfolio	2013	$26,000	$143	$15,459
	2014	$27,778	$—	$16,454
AB Volatility Management	2013	$38,000	$143	$16,306
	2014	$66,499	$—	$30,161

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB U.S. Value Portfolio	2013	$216,436	$13,765
			$(143)
			$(13,622)
	2014	$382,427	$13,622
			$—
			$(13,622)
AB U.S. Large Cap Growth Portfolio	2013	$216,436	$13,765
			$(143)
			$(13,622)
	2014	$382,427	$13,622
			$—
			$(13,622)
AB Multi-Asset Real Return	2013	$239,465	$36,794
			$(143)
			$(36,651)
	2014	$410,021	$41,216
			$—
			$(41,216)
AB International Value Portfolio	2013	$223,598	$20,927
			$(143)
			$(20,784)
	2014	$402,344	$33,539
			$—
			$(33,539)
AB International Growth Portfolio	2013	$240,509	$37,837
			$(143)
			$(37,694)
	2014	$395,494	$26,689
			$—
			$(26,689)
AB Short Duration Bond Portfolio	2013	$214,289	$11,618
			$(143)
			$(11,475)
	2014	$381,114	$12,309
			$—
			$(12,309)
AB Global Core Bond Portfolio	2013	$214,289	$11,618
			$(143)
			$(11,475)
	2014	$381,114	$12,309
			$—
			$(12,309)
AB Inflation Protected Securities Portfolio	2013	$214,551	$11,880
			$(143)
			$(11,737)
	2014	$380,549	$11,744
			$—
			$(11,744)
AB High Yield Portfolio	2013	$222,545	$19,874
			$(143)
			$(19,731)
	2014	$389,370	$20,565
			$—
			$(20,565)
AB Small Mid-Cap Value Portfolio	2013	$218,273	$15,602
			$(143)
			$(15,459)
	2014	$391,524	$22,719
			$—
			$(22,719)
AB Small Mid-Cap Growth Portfolio	2013	$218,273	$15,602
			$(143)
			$(15,459)
	2014	$385,259	$16,454
			$—
			$(16,454)
AB Volatility Management	2013	$219,121	$16,449
			$(143)
			$(16,306)
	2014	$398,966	$30,161
			$—
			$(30,161)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s./ Robert M. Keith
Robert M. Keith
President

Date:	October 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 21, 2014